                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03290

Name of Fund: FAM Variable Series Funds, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
     Officer, FAM Variable Series Funds, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/05

Date of reporting period: 01/01/05 -- 12/31/05

Item 1 -- Report to Stockholders

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       FAM VARIABLE
       -------------------------------------------------------------------------
       SERIES FUNDS, INC.
       -------------------------------------------------------------------------



                                                                   Annual Report
                                                               December 31, 2005

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FAM VARIABLE SERIES FUNDS, INC.
A Letter From the President
--------------------------------------------------------------------------------

DEAR SHAREHOLDER

  On balance, 2005 was a year of "muddling through" for the U.S. financial markets, as oil prices reached new record highs, the Federal Reserve Board (the
Fed) increased the target federal funds rate from 2.25% to 4.25%, the housing market and the consumer finally showed some signs of slowing, and Hurricanes Katrina and Rita ravaged the Gulf Coast, causing yet untold economic damage.

  Although they struggled, stocks managed to post their third straight year of positive performance, thanks to a fourth-quarter rally. The year was equally uncertain for fixed income markets, which were bemused by a flattening yield curve and a number of significant credit events that brought a slowdown in high yield market returns. Notably, the one-year results for the major asset classes--stocks, bonds and cash--were the closest they have been in more than 100 years.

  For the year and the six months ended December 31, 2005, most of the major market indexes managed to land in positive territory:

TOTAL RETURNS AS OF DECEMBER 31, 2005

--------------------------------------------------------
                                      6-month   12-month
--------------------------------------------------------
U.S. equities (Standard & Poor's 500
  Index)............................   +5.77%     +4.91%
Small-cap U.S. equities (Russell
  2000 Index).......................   +5.88      +4.55
International equities (MSCI Europe
  Australasia Far East Index).......  +14.88     +13.54
Fixed income (Lehman Brothers
  Aggregate Bond Index).............   -0.08      +2.43
Tax-exempt fixed income (Lehman
  Brothers Municipal Bond Index)....   +0.60      +3.51
High yield bonds (Credit Suisse
  First Boston High Yield Index)....   +1.48      +2.26
--------------------------------------------------------

  In hindsight, these numbers are reasonably good given the headwinds facing the markets in 2005. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International stocks had an excellent year, with many markets benefiting from strong economic statistics, trade surpluses and solid finances. In the U.S. bond market, long-term yields remained low and, at year-end, the Treasury curve appeared ready to invert.

  As 2006 begins, the largest question marks center on the Fed's future moves, the U.S. consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth.

  As you turn the calendar and consider how these factors might impact your investments, remember that the new year is a good time to meet with your financial advisor to review your financial goals, and to make portfolio changes where necessary. For investing insights and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available online, where we are able to expand our reach in terms of content and readership.

  Finally, it is worth noting that, going forward, we will be sending you semi-annual and annual shareholder reports only for those FAM Variable Series Funds in which you invest. This approach allows us to achieve certain mailing efficiencies over our prior practice of mailing all shareholders the complete shareholder booklet. Any cost savings in both production and postage are passed on to the Funds and, ultimately, to Fund shareholders.

  As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

Sincerely,

/s/ Robert C. Doll, Jr.
Robert C. Doll, Jr.
President and Director

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       MERCURY AMERICAN BALANCED V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Amid an often challenging investment environment, the Fund's asset allocation proved favorable, contributing to positive returns for the fiscal year.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury American Balanced V.I. Fund's Class I Shares returned +4.13%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +4.91%, the benchmark Lehman Brothers Aggregate Bond Index returned +2.43%, and the Lipper Balanced Funds (Variable Products) category of mutual funds had an average return of +4.57%. (Funds in this Lipper category seek to conserve principal by maintaining a balanced portfolio of stocks and bonds.)

  U.S. equity markets overcame numerous challenges to deliver respectable returns for the 12 months ended December 31, 2005. The headwinds from rising short-term interest rates and record high energy prices were more than offset by the tailwinds from continued robust economic growth, strong corporate earnings performance and attractive valuations. Nevertheless, these conflicting factors produced substantial month-to-month volatility and wildly divergent performance results among various market sectors, investment styles and market capitalization categories. For example, the energy sector, the best-performing market sector over the past 12 months, generated a greater than 30% return while the consumer discretionary sector, the worst-performing sector for the year, delivered a negative result. This reflects an unusually large degree of performance disparity between market sectors. In addition, the value style of investing substantially outpaced the growth style of investing, with the S&P 500 Barra Value Index earning a +6.33% total return while the S&P 500 Barra Growth Index delivered a more modest +3.46% result. Finally, smaller company shares outperformed their larger brethren, with the S&P Mid Cap 400 Index generating a robust +12.56% return for the period. These disparate results greatly magnified the effect of stock and sector selection on investment performance.

  The fixed income market also delivered positive returns for the period as measured by the benchmark Lehman Brothers Aggregate Bond Index. Investors appear to believe that the Federal Reserve Board (the Fed) will successfully contain incipient inflation pressures, while bond market liquidity remains very high.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Asset allocation was favorable and each individual asset class outpaced its benchmark. Within the equity portfolio, our overweight position and good stock selection in the energy sector was the primary driver of outperformance, led by better than 45% returns from positions in Devon Energy, EnCana Corp. and GlobalSantaFe Corp. Our underweight position and good stock selection in the consumer discretionary sector, one of only two market sectors to deliver negative returns in 2005, also favorably contributed to results, led by an 81% return from our holding in Office Depot, Inc. and our avoidance of eBay. Good stock selection in the financial sector further aided performance, driven by strong gains in insurance companies Prudential Financial, Inc. and Ace Limited. These areas of outperformance more than offset relative weakness from the basic materials sector, where our overweight position and poor stock selection detracted from results, led by double-digit declines in International Paper Co. and E.I. duPont de Nemours & Co. Poor stock selection in the consumer staples sector also impaired performance due to disappointing results from Kimberly-Clark Corp. and Avon Products, Inc. and our lack of a position in Altria Group. Finally, our overweight position and poor stock selection in the industrials sector detracted from results, led by double-digit declines in positions in Tyco International Group and Masco Corp.

  Performance of the fixed income portfolio was primarily driven by our duration profile and yield curve positioning. We maintained a short duration for much of the year in anticipation of rising long-term interest rates but also positioned the portfolio for a flattening yield curve. Our short duration hindered performance as long-term interest rates failed to rise as anticipated. However, our curve flattening bias proved more successful as long-term bond prices outperformed.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We continued to adjust our holdings in response to ongoing market volatility. Within the equity portfolio, we introduced 13 new positions during the year while eliminating 11. We added

--------------------------------------------------------------------------------

positions in companies that enjoy strong market shares, attractive financial characteristics and solid managements but whose stocks have weakened over fears of slowing growth, creating attractive buying opportunities. 3M Co. is a well diversified industrial company that boasts strong market positions, outstanding margins and returns and plentiful financial strength. The stock price declined almost 20% over the past year and is selling at the lowest valuation level in 15 years. Harley Davidson, Inc. controls one-half of the U.S. and one-third of the global heavyweight motorcycle market. This company also enjoys high margins and returns, has no debt and is actively repurchasing shares. The stock is down 18% this year and sells at 10-year low valuation levels. Genworth Financial, Inc., a former part of the insurance and financial services arm of General Electric, is enjoying solid growth in its three core business segments. Through improved productivity and active capital management, Genworth is expected to deliver 200 basis points of improved return on equity over the next three years, which should drive improved valuations. The company is in sound financial condition and recently increased its dividend 15% and announced a $500 million share repurchase program.

  We eliminated a number of positions on stock price strength, such as Agilent Technologies and railroad companies CSX Corp. and Burlington Northern SantaFe. Others, such as TJX Corp. and CSC Corp., were sold due to suspect fundamental trends. We sold Siebel Systems following its announced takeover by Oracle Corporation and eliminated Fannie Mae from the portfolio subsequent to another round of allegations of accounting improprieties at the company. We sold some Citigroup shares following further senior management departures.

  From a sector perspective, we further reduced our position in energy, taking gains in a number of holdings as both the oil price and oil stocks reached new highs. We continued to reposition our technology holdings, raising our overall sector weighting while increasing our emphasis on high-quality companies within the sector. Growth in technology spending is accelerating while many of the better positioned companies in this sector remain attractively valued. We added to existing positions in Applied Materials and introduced new positions in Cisco Systems and Symantec.

  Within the fixed income portfolio, we eliminated our position in the high yield sector and halved our overweighting in investment grade credit. While reducing these positions, we added exposure to commercial mortgage-backed securities and asset-backed securities, high-quality sectors with the potential to generate additional yield for the portfolio. By period-end, we removed our yield curve flattening bias and added some exposure to the short end of the yield curve, an area we had avoided since the Fed began raising interest rates in 2004.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Our asset allocation position at year-end showed 67.3% of total investments invested in equities, 30.1% in fixed income securities and 2.6% in cash equivalents. This compares to 66.3% in equities, 25.4% in fixed income securities and 8.3% in cash equivalents at the end of December 2004. We continue to anticipate a constructive environment for equities as we move through 2006, driven by steady economic growth, stability in interest rates, continued solid corporate earnings gains and attractive valuations. Further uncertainty and volatility are possible over the next few months, however, as these transition periods for the economy and the markets always prove challenging, with heightened risk of negative surprises and a stock market correction. We will view such developments opportunistically, however, in anticipation of positive returns ahead. We also continue to believe that profit-making opportunities in the fixed income market will be limited given rising short-term interest rates and the narrowness of yield spreads. However, we may look to increase fixed income exposure should long-term interest rates rise. We will, as always, continue to take full advantage of the Fund's flexibility as market conditions evolve.

Kurt Schansinger
Vice President and Senior Portfolio Manager

Patrick Maldari
Fixed Income Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                    MERCURY AMERICAN
                                                  BALANCED V.I. FUND+--                                      LEHMAN BROTHERS
                                                     CLASS I SHARES*             S&P 500 INDEX++         AGGREGATE BOND INDEX+++
                                                  ---------------------          ---------------         -----------------------
12/95                                                     10000                       10000                       10000
12/96                                                     10973                       12296                       10363
12/97                                                     12850                       16398                       11364
12/98                                                     14593                       21085                       12351
12/99                                                     15867                       25521                       12249
12/00                                                     15600                       23198                       13673
12/01                                                     14447                       20441                       14828
12/02                                                     12471                       15923                       16348
12/03                                                     15158                       20491                       17019
12/04                                                     16472                       22720                       17758
12/05                                                     17153                       23836                       18189

                                        MERCURY AMERICAN        MERCURY AMERICAN                               LEHMAN BROTHERS
                                      BALANCED V.I. FUND+--   BALANCED V.I. FUND+--                             AGGREGATE BOND
                                        CLASS III SHARES*       CLASS II SHARES*        S&P 500 INDEX++            INDEX+++
                                      ---------------------   ---------------------     ---------------        ---------------
9/30/04**                                     10000                   10000                  10000                  10000
12/04                                         10677                   10677                  10923                  10095
12/05                                         11118                   11118                  11460                  10341

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.

**   Commencement of Operations.

+ The Fund invests in a balanced portfolio of fixed income and equity securities.

++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

+++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +4.13%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        +1.92
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         +5.54
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +4.13%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +8.84
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +4.13%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +8.84
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +4.55%         +4.13%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +4.56          +4.13
-----------------------------------------------------------------------------------------
Class III Shares*                                                +4.56          +4.13
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +5.77          +4.91
-----------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index***                          -0.08          +2.43
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.
Past results shown should not be considered a representation of future performance.
S&P 500 is a registered trademark of the McGraw-Hill Companies.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,045.50             $4.15
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,045.60             $4.15
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,045.60             $4.15
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.04             $4.10
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.04             $4.10
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,021.04             $4.10
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.81% for Class I, .81% for Class II and .81% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .96% and 1.06%, the actual expenses paid would have been approximately $4.92 and $5.44, and the hypothetical expenses paid would have been approximately $4.86 and $5.37 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Common Stocks...............................................        67.1%
Corporate Bonds.............................................         9.1
Asset Backed Securities.....................................         6.7
Government Agency Mortgage-Backed Securities................         5.1
Non-Government Agency Mortgage-Backed Securities............         4.6
U.S. Government Agency Obligations..........................         3.8
Foreign Government Obligations..............................         0.5
Preferred Securities........................................         0.4
Municipal Bonds.............................................         0.1
Other*......................................................         2.6
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments and options.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005                (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.7%                     29,000      Honeywell International, Inc. .............    $  1,080,250
                                               3,000      Northrop Grumman Corp. ....................         180,330
                                              15,000      Raytheon Co. ..............................         602,250
                                              15,000      United Technologies Corp. .................         838,650
                                                                                                         ------------
                                                                                                            2,701,480
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.8%                             11,500      Harley-Davidson, Inc. .....................         592,135
----------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.6%                               15,000      Anheuser-Busch Cos., Inc. .................         644,400
                                              27,500      Coca-Cola Enterprises, Inc. ...............         527,175
                                                                                                         ------------
                                                                                                            1,171,575
----------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS--1.1%                       27,500      Masco Corp. ...............................         830,225
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.7%                         27,500      Mellon Financial Corp. ....................         941,875
                                              17,500      Morgan Stanley.............................         992,950
                                                                                                         ------------
                                                                                                            1,934,825
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--1.2%                               20,000      E.I. du Pont de Nemours & Co. .............         850,000
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--3.2%                        17,500      PNC Financial Services Group, Inc. ........       1,082,025
                                              20,000      Wells Fargo & Co. .........................       1,256,600
                                                                                                         ------------
                                                                                                            2,338,625
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--2.7%                55,000      Cisco Systems, Inc.(f).....................         941,600
                                              49,000      CommScope, Inc.(f).........................         986,370
                                                                                                         ------------
                                                                                                            1,927,970
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.8%                 10,000      Hewlett-Packard Co. .......................         286,300
                                              12,500      International Business Machines Corp. .....       1,027,500
                                                                                                         ------------
                                                                                                            1,313,800
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.5%          21,500      Citigroup, Inc. ...........................       1,043,395
                                              20,000      JPMorgan Chase & Co. ......................         793,800
                                                                                                         ------------
                                                                                                            1,837,195
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 25,000      Verizon Communications, Inc. ..............         753,000
SERVICES--1.0%
----------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--2.2%             11,500      GlobalSantaFe Corp. .......................         553,725
                                               4,500      Schlumberger Ltd. .........................         437,175
                                              17,000      Weatherford International Ltd.(f)..........         615,400
                                                                                                         ------------
                                                                                                            1,606,300
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--4.2%                           20,000      Cadbury Schweppes Plc......................         765,800
                                               8,500      General Mills, Inc. .......................         419,220
                                               4,000      Nestle SA Registered Shares................       1,192,761
                                               7,000      Sara Lee Corp. ............................         132,300
                                               7,500      Unilever NV(a).............................         515,025
                                                                                                         ------------
                                                                                                            3,025,106
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                       30,000      Baxter International, Inc. ................       1,129,500
SUPPLIES--1.6%
----------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                       12,000      AmerisourceBergen Corp. ...................         496,800
SERVICES--1.7%
                                              15,000      HCA, Inc. .................................         757,500
                                                                                                         ------------
                                                                                                            1,254,300
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--1.3%           27,500      McDonald's Corp. ..........................         927,300
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.5%                      18,500      Kimberly-Clark Corp. ......................       1,103,525
----------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.1%                             27,500      Accenture Ltd. Class A.....................         793,925
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                       VALUE
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--4.5%                 5,500      3M Co. ....................................    $    426,250
                                              34,000      General Electric Co. ......................       1,191,700
                                               7,000      Textron, Inc. .............................         538,860
                                              37,500      Tyco International Ltd. ...................       1,082,250
                                                                                                         ------------
                                                                                                            3,239,060
----------------------------------------------------------------------------------------------------------------------
INSURANCE--5.4%                               20,000      ACE Ltd. ..................................       1,068,800
                                              15,000      American International Group, Inc. ........       1,023,450
                                               5,000      Endurance Specialty Holdings Limited.......         179,250
                                              20,000      Genworth Financial, Inc. Class A...........         691,600
                                              10,000      Prudential Financial, Inc. ................         731,900
                                               5,000      RenaissanceRe Holdings Ltd. ...............         220,550
                                                                                                         ------------
                                                                                                            3,915,550
----------------------------------------------------------------------------------------------------------------------
MACHINERY--1.5%                               26,500      Dover Corp. ...............................       1,072,985
----------------------------------------------------------------------------------------------------------------------
MEDIA--2.1%                                   17,500      Comcast Corp. Special Class A(f)...........         449,575
                                              30,000      Interpublic Group of Cos., Inc.(f).........         289,500
                                              12,500      Viacom, Inc. Class B(f)....................         407,500
                                              15,000      Walt Disney Co. ...........................         359,550
                                                                                                         ------------
                                                                                                            1,506,125
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.8%                         19,500      Alcoa, Inc. ...............................         576,615
                                              15,000      United States Steel Corp. .................         721,050
                                                                                                         ------------
                                                                                                            1,297,665
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--5.0%             15,000      Devon Energy Corp. ........................         938,100
                                              17,500      EnCana Corp. ..............................         790,300
                                               7,500      Exxon Mobil Corp. .........................         421,275
                                              20,000      Murphy Oil Corp. ..........................       1,079,800
                                               3,000      Total SA(a)................................         379,200
                                                                                                         ------------
                                                                                                            3,608,675
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.8%                 26,500      International Paper Co. ...................         890,665
                                               6,000      Weyerhaeuser Co. ..........................         398,040
                                                                                                         ------------
                                                                                                            1,288,705
----------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.8%                        7,500      Avon Products, Inc. .......................         214,125
                                              11,500      The Estee Lauder Cos., Inc. Class A........         385,020
                                                                                                         ------------
                                                                                                              599,145
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.5%                         15,000      GlaxoSmithKline Plc(a).....................         757,200
                                              29,000      Schering-Plough Corp. .....................         604,650
                                              25,000      Wyeth......................................       1,151,750
                                                                                                         ------------
                                                                                                            2,513,600
----------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR                42,500      Applied Materials, Inc. ...................         762,450
EQUIPMENT--2.5%
                                              22,500      Intel Corp. ...............................         561,600
                                              15,000      Intersil Corp. Class A.....................         373,200
                                              10,000      Micron Technology, Inc.(f).................         133,100
                                                                                                         ------------
                                                                                                            1,830,350
----------------------------------------------------------------------------------------------------------------------
SOFTWARE--3.0%                                 6,000      Citrix Systems, Inc. (f)...................         172,680
                                               6,000      Electronic Arts, Inc.(f)...................         313,860
                                              45,000      Microsoft Corp. ...........................       1,176,750
                                              30,000      Symantec Corp.(f)..........................         525,000
                                                                                                         ------------
                                                                                                            2,188,290
----------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.8%                        30,000      Limited Brands.............................         670,500
                                              20,000      Office Depot, Inc.(f)......................         628,000
                                                                                                         ------------
                                                                                                            1,298,500
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$44,754,334)--69.6%.................      50,449,436
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                     PREFERRED SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                FACE
                                              AMOUNT                    CAPITAL TRUSTS                       VALUE
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.0%                 USD    30,000      BAC Capital Trust VI, 5.625% due
                                                            3/08/2035................................    $     29,595
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CAPITAL TRUSTS
                                                          (COST--$29,772)--0.0%......................          29,595
----------------------------------------------------------------------------------------------------------------------
                                              SHARES
                                                HELD                   PREFERRED STOCKS
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.0%                         500      Duquesne Light Co., 6.50%..................          25,450
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.2%               1,900      Fannie Mae, 7%(c)..........................         103,550
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED STOCKS
                                                          (COST--$130,688)--0.2%.....................         129,000
----------------------------------------------------------------------------------------------------------------------
                                           FACE
                                          AMOUNT                        TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.2%              USD   150,000      RC Trust I, 7% due 5/15/2006...............         149,654
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL TRUST PREFERRED
                                                          (COST--$151,832)--0.2%.....................         149,654
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL PREFERRED SECURITIES
                                                          (COST--$312,292)--0.4%.....................         308,249
----------------------------------------------------------------------------------------------------------------------
                                                                    FIXED INCOME SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                                                        CORPORATE BONDS
----------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.3%                     85,000      BAE Systems Holdings, Inc., 4.75% due
                                                            8/15/2010(b).............................          83,478
                                              80,000      Goodrich Corp., 6.60% due 5/15/2009........          83,576
                                                          Raytheon Co.:
                                               5,000        8.30% due 3/01/2010......................           5,600
                                              30,000        5.50% due 11/15/2012.....................          30,683
                                                                                                         ------------
                                                                                                              203,337
----------------------------------------------------------------------------------------------------------------------
AIRLINES--0.0%                                24,405      American Airlines, Inc. Series 2003-1,
                                                            3.857% due 1/09/2012.....................          23,523
----------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.0%
                                                          DaimlerChrysler NA Holding Corp.:
                                              30,000        4.75% due 1/15/2008......................          29,726
                                              20,000        7.75% due 1/18/2011......................          21,882
                                                                                                         ------------
                                                                                                               51,608
----------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.3%                          220,000      Abgenix, Inc., 3.50% due 3/15/2007(g)......         217,800
----------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--0.8%
                                                          The Bear Stearns Cos., Inc.:
                                              50,000        4.543% due 1/30/2009(c)..................          50,241
                                              40,000        5.70% due 11/15/2014.....................          41,256
                                              70,000      Credit Suisse First Boston USA, Inc., 4.70%
                                                            due 6/01/2009............................          69,436
                                                          Goldman Sachs Group, Inc.:
                                             120,000        5.70% due 9/01/2012......................         123,441
                                              65,000        5.25% due 10/15/2013.....................          64,984
                                              25,000        6.125% due 2/15/2033.....................          26,238
                                                          Lehman Brothers Holdings, Inc.:
                                               5,000        4% due 1/22/2008.........................           4,917
                                              80,000        3.50% due 8/07/2008......................          77,212
                                              35,000        Series H, 4.50% due 7/26/2010............          34,266
                                              60,000      Morgan Stanley, 5.30% due 3/01/2013........          60,120
                                                                                                         ------------
                                                                                                              552,111
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.2%
                                                          Cytec Industries, Inc.:
                                       USD    55,000        5.50% due 10/01/2010.....................    $     53,566
                                              50,000        6% due 10/01/2015........................          47,623
                                              25,000      Lubrizol Corp., 6.50% due 10/01/2034.......          26,101
                                                                                                         ------------
                                                                                                              127,290
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.5%                        65,000      Bank of America Corp., 4.875% due
                                                            9/15/2012................................          64,548
                                              55,000      Barclays Bank Plc, 8.55%(b)(k).............          63,452
                                              50,000      Corporacion Andina de Fomento, 6.875% due
                                                            3/15/2012................................          54,393
                                              15,000      Hudson United Bancorp, 8.20% due
                                                            9/15/2006................................          15,311
                                                          PNC Funding Corp.:
                                              45,000        6.125% due 2/15/2009.....................          46,443
                                              20,000        5.25% due 11/15/2015.....................          19,940
                                              25,000      Popular North America, Inc., 3.875% due
                                                            10/01/2008...............................          24,160
                                              25,000      Wachovia Corp., 5.50% due 8/01/2035........          24,358
                                              45,000      Wells Fargo & Co., 5% due 11/15/2014.......          44,604
                                                                                                         ------------
                                                                                                              357,209
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--0.1%          25,000      Aramark Services, Inc., 5% due 6/01/2012...          24,163
                                              30,000      International Lease Finance Corp., 2.95%
                                                            due 5/23/2006............................          29,802
                                                                                                         ------------
                                                                                                               53,965
----------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.2%
                                                          Harris Corp.:
                                              65,000        5% due 10/01/2015........................          62,805
                                              60,000        6.35% due 2/01/2028......................          62,709
                                                                                                         ------------
                                                                                                              125,514
----------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%                 40,000      International Business Machines Corp.,
                                                            5.875% due 11/29/2032....................          42,091
----------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%                       165,000      HSBC Finance Corp., 6.50% due 11/15/2008...         171,728
                                              30,000      MBNA Corp., 4.625% due 9/15/2008...........          29,782
                                                                                                         ------------
                                                                                                              201,510
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.7%
                                                          Citigroup, Inc.:
                                              30,000        5.75% due 5/10/2006......................          30,107
                                              90,000        5.625% due 8/27/2012.....................          92,764
                                              30,000        5.85% due 12/11/2034.....................          31,243
                                                          General Electric Capital Corp.:
                                             300,000        6% due 6/15/2012.........................         315,957
                                              85,000        6.75% due 3/15/2032......................          99,777
                                                          JPMorgan Chase & Co.:
                                              60,000        5.75% due 1/02/2013......................          61,877
                                              50,000        4.75% due 3/01/2015......................          48,333
                                              25,000        4.891% due 9/01/2015(b)(c)...............          24,726
                                             500,000      Sigma Finance Corp., 4.20% due
                                                            3/31/2014(c)(i)..........................         505,567
                                                                                                         ------------
                                                                                                            1,210,351
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION                 35,000      BellSouth Corp., 6% due 11/15/2034.........          34,968
SERVICES--0.5%
                                                          Deutsche Telekom International Finance BV:
                                              35,000        5.25% due 7/22/2013......................          34,814
                                              25,000        8.75% due 6/15/2030......................          31,797
                                              40,000      France Telecom SA, 7.75% due 3/01/2011.....          44,678
                                              50,000      GTE Corp., 6.84% due 4/15/2018.............          53,624
                                              45,000      SBC Communications, Inc., 6.45% due
                                                            6/15/2034................................          46,826
                                              50,000      TELUS Corp., 7.50% due 6/01/2007...........          51,632

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES
(CONCLUDED)
                                                          Verizon Global Funding Corp.:
                                       USD    35,000        7.375% due 9/01/2012.....................    $     39,033
                                              40,000        5.85% due 9/15/2035......................          38,547
                                                                                                         ------------
                                                                                                              375,919
----------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.7%                      50,000      AEP Texas Central Co. Series D, 5.50% due
                                                            2/15/2013(b).............................          50,595
                                                          FirstEnergy Corp.:
                                              47,000        7.375% due 11/15/2031....................          55,459
                                              60,000        Series B, 6.45% due 11/15/2011...........          63,600
                                              25,000      Florida Power & Light Co., 5.40% due
                                                            9/01/2035................................          24,399
                                             150,000      PPL Capital Funding, 5.418% due
                                                            5/18/2006(c).............................         150,121
                                              35,000      Pacific Gas & Electric Co., 6.05% due
                                                            3/01/2034................................          36,224
                                              40,000      Public Service Co. of New Mexico, 4.40% due
                                                            9/15/2008................................          39,171
                                              25,000      Puget Energy, Inc., 5.483% due 6/01/2035...          24,243
                                              40,000      SPI Electricity & Gas Australia Holdings
                                                            Pty Ltd., 6.15% due 11/15/2013(b)........          42,700
                                               9,000      Southern California Edison Co., 4.43% due
                                                            1/13/2006(c).............................           9,000
                                              30,000      Westar Energy, Inc., 6% due 7/01/2014......          31,429
                                                                                                         ------------
                                                                                                              526,941
----------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.1%                           55,000      Cadbury Schweppes US Finance LLC, 3.875%
                                                            due 10/01/2008(b)........................          53,412
                                              25,000      SYSCO Corp., 5.375% due 9/21/2035..........          24,471
                                                                                                         ------------
                                                                                                               77,883
----------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.1%                           40,000      Panhandle Eastern Pipe Line Series B, 2.75%
                                                            due 3/15/2007............................          38,895
----------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--0.0%           25,000      Harrah's Operating Co., Inc., 5.625% due
                                                            6/01/2015................................          24,561
----------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
                                                          DR Horton, Inc.:
                                              60,000        5% due 1/15/2009.........................          59,194
                                              30,000        6.875% due 5/01/2013.....................          31,306
                                              45,000        5.625% due 9/15/2014.....................          43,346
                                                          KB Home:
                                              60,000        5.75% due 2/01/2014......................          56,572
                                               5,000        5.875% due 1/15/2015.....................           4,715
                                                                                                         ------------
                                                                                                              195,133
----------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.1%                 5,000      General Electric Co., 5% due 2/01/2013.....           4,997
                                              95,000      Tyco International Group SA, 6.75% due
                                                            2/15/2011................................          99,882
                                                                                                         ------------
                                                                                                              104,879
----------------------------------------------------------------------------------------------------------------------
INSURANCE--0.8%                               45,000      AON Corp., 6.95% due 1/15/2007.............          45,751
                                              50,000      Fund American Cos., Inc., 5.875% due
                                                            5/15/2013................................          50,453
                                                          Marsh & McLennan Cos., Inc.:
                                              65,000        5.15% due 9/15/2010......................          64,568
                                              30,000        5.75% due 9/15/2015......................          30,241
                                              80,000      Montpelier Re Holdings Ltd., 6.125% due
                                                            8/15/2013................................          77,800
                                              60,000      NLV Financial Corp., 7.50% due
                                                            8/15/2033(b).............................          66,434
                                              20,000      North Front Pass-Through Trust, 5.81% due
                                                            12/15/2024(b)(c).........................          20,019
                                              15,000      Prudential Financial, Inc., 4.104% due
                                                            11/15/2006...............................          14,901

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
INSURANCE
(CONCLUDED)
                                       USD    55,000      Prudential Holdings LLC, 8.695% due
                                                            12/18/2023(b)............................    $     69,708
                                              54,000      UnumProvident Finance Co. Plc, 6.85% due
                                                            11/15/2015(b)............................          56,248
                                              45,000      Willis Group North America, Inc., 5.625%
                                                            due 7/15/2015............................          44,983
                                              55,000      XL Capital Ltd., 5.25% due 9/15/2014.......          53,684
                                                                                                         ------------
                                                                                                              594,790
----------------------------------------------------------------------------------------------------------------------
MEDIA--0.7%                                   25,000      Clear Channel Communications, Inc., 5.50%
                                                            due 9/15/2014............................          23,922
                                             107,000      Comcast Cable Communications Holdings,
                                                            Inc., 8.375% due 3/15/2013...............         123,850
                                              50,000      Comcast Corp., 5.85% due 1/15/2010.........          50,936
                                                          Cox Communications, Inc.:
                                              45,000        7.75% due 11/01/2010.....................          48,738
                                               5,000        7.125% due 10/01/2012....................           5,357
                                              25,000      Media General, Inc., 6.95% due 9/01/2006...          25,197
                                                          News America, Inc.:
                                              25,000        6.20% due 12/15/2034.....................          24,833
                                              40,000        6.40% due 12/15/2035(b)..................          40,317
                                              85,000        6.75% due 1/09/2038......................          89,875
                                              85,000      Time Warner Companies, Inc., 9.125% due
                                                            1/15/2013................................         100,604
                                                                                                         ------------
                                                                                                              533,629
----------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.2%                         25,000      Alcan, Inc., 5.75% due 6/01/2035...........          24,342
                                             100,000      Textron Financial Corp., 2.75% due
                                                            6/01/2006................................          99,238
                                                                                                         ------------
                                                                                                              123,580
----------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.0%                         10,000      Ameren Corp., 4.263% due 5/15/2007.........           9,857
                                                          Dominion Resources, Inc.:
                                              20,000        5.95% due 6/15/2035......................          19,522
                                              30,000        Series B, 4.64% due 5/15/2006(c).........          30,026
                                                                                                         ------------
                                                                                                               59,405
----------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--0.6%             25,000      Colonial Pipeline Co., 7.63% due
                                                            4/15/2032(b).............................          32,793
                                              30,000      Consolidated Natural Gas Co., 5% due
                                                            12/01/2014...............................          29,105
                                              88,767      Kern River Funding Corp., 4.893% due
                                                            4/30/2018(b).............................          87,004
                                              60,000      Motiva Enterprises LLC, 5.20% due
                                                            9/15/2012(b).............................          60,483
                                             150,000      Pemex Project Funding Master Trust, 5.791%
                                                            due 6/15/2010(b)(c)......................         155,250
                                              50,000      Texas Gas Transmission Corp., 4.60% due
                                                            6/01/2015................................          47,254
                                                                                                         ------------
                                                                                                              411,889
----------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--0.1%                 55,000      Celulosa Arauco y Constitucion SA, 8.625%
                                                            due 8/15/2010............................          62,062
----------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.1%                          5,000      Eli Lilly & Co., 7.125% due 6/01/2025......           6,017
                                              85,000      Wyeth, 5.50% due 3/15/2013.................          86,170
                                                                                                         ------------
                                                                                                               92,187
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.3%                             20,000      Developers Diversified Realty Corp., 6.625%
                                                            due 1/15/2008............................          20,534
                                              35,000      HRPT Properties Trust, 5.75% due
                                                            11/01/2015...............................          34,879
                                              40,000      Highwoods Properties, Inc., 7% due
                                                            12/01/2006...............................          40,484
                                              27,000      iStar Financial, Inc., 5.80% due
                                                            3/15/2011................................          27,175

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
INDUSTRY                                      AMOUNT                    CORPORATE BONDS                      VALUE
----------------------------------------------------------------------------------------------------------------------
REAL ESTATE
(CONCLUDED)
                                       USD    50,000      Simon Property Group LP, 5.10% due
                                                            6/15/2015................................    $     48,358
                                              45,000      Westfield Capital Corp. Ltd., 5.125% due
                                                            11/15/2014(b)............................          44,458
                                                                                                         ------------
                                                                                                              215,888
----------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.2%                             50,000      BNSF Funding Trust I, 6.613% due
                                                            12/15/2055(c)............................          52,050
                                              15,000      CSX Corp., 6.75% due 3/15/2011.............          16,075
                                              20,000      Canadian National Railway Co., 6.90% due
                                                            7/15/2028................................          23,806
                                              30,000      Norfolk Southern Corp., 7.05% due
                                                            5/01/2037................................          35,800
                                                                                                         ------------
                                                                                                              127,731
----------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.1%              45,000      Washington Mutual, Inc., 4.20% due
                                                            1/15/2010................................          43,571
----------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION                     5,000      AT&T Wireless Services, Inc., 8.75% due
SERVICES--0.1%                                              3/01/2031................................           6,624
                                              25,000      America Movil SA de CV, 6.375% due
                                                            3/01/2035................................          24,658
                                              35,000      Sprint Capital Corp., 8.75% due
                                                            3/15/2032................................          46,448
                                                                                                         ------------
                                                                                                               77,730
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL CORPORATE BONDS
                                                          (COST--$6,841,834)--9.5%...................       6,852,982
----------------------------------------------------------------------------------------------------------------------
                                                                FOREIGN GOVERNMENT OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                       EUR   131,000      Bundesobligation Series 143, 3.50% due
                                                            10/10/2008...............................         156,795
                                       USD    80,000      Italy Government International Bond, 4.50%
                                                            due 1/21/2015............................          77,592
                                                          Mexico Government International Bond:
                                              65,000        9.875% due 2/01/2010.....................          76,245
                                              25,000        6.375% due 1/16/2013.....................          26,563
                                              25,000        5.875% due 1/15/2014.....................          25,875
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                          (COST--$362,264)--0.5%.....................         363,070
----------------------------------------------------------------------------------------------------------------------
STATE                                                                   MUNICIPAL BONDS
----------------------------------------------------------------------------------------------------------------------
TEXAS--0.1%                                   55,000      Dallas, Texas, General Obligation, Series
                                                            C, 5.25% due 2/15/2024...................          55,018
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL MUNICIPAL BONDS
                                                          (COST--$55,000)--0.1%......................          55,018
----------------------------------------------------------------------------------------------------------------------
                                                                   ASSET-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------
                                                          ACE Securities Corp. Series(c):
                                             100,000        2005-ASP1 Class M1, 5.059% due
                                                            9/25/2035................................          99,795
                                             200,000        2005-HE6 Class A2B, 4.579% due
                                                            10/25/2035...............................         200,000
                                             124,873      Argent Securities, Inc. Series 2004-W11
                                                            Class A3, 4.739% due 11/25/2034(c).......         125,002
                                                          Bear Stearns Asset Backed Securities,
                                                            Inc.(c):
                                             200,000        4.71% due 6/27/2007......................         199,969
                                              76,331        Series 2004-HE9 Class 1A2, 4.75% due
                                                            3/25/2032................................          76,424
                                             100,000        Series 2005-SD1 Class 1A2, 4.679% due
                                                            7/25/2027................................         100,245
                                             200,000        Series 2005-HE10 Class A2, 4.669% due
                                                            8/25/2035................................         200,103

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT               ASSET BACKED SECURITIES+                  VALUE
----------------------------------------------------------------------------------------------------------------------
                                                          Countrywide Asset-Backed Certificates(c):
                                       USD    80,152        Series 2004-5 Class A, 4.83% due
                                                            10/25/2034...............................    $     80,570
                                              50,000        Series 2004-13 Class AF4, 4.583% due
                                                            1/25/2033................................          49,538
                                              50,000        Series 2004-13 Class MF1, 5.071% due
                                                            12/25/2034...............................          49,314
                                             100,000      Credit-Based Asset Servicing and
                                                            Securitization Series 2005-CB2 Class AV2,
                                                            4.579% due 4/25/2036(c)..................         100,042
                                                          First Franklin Mortgage Loan Asset-Backed
                                                            Certificates(c):
                                              35,543        Series 2003-FF5 Class A2, 4.739% due
                                                            3/25/2034................................          35,566
                                             528,005        Series 2004-FF10 Class A2, 4.779% due
                                                            12/25/2032...............................         529,315
                                             193,436        Series 2005-FF10 Class A6, 4.729% due
                                                            11/25/2035...............................         193,496
                                                          Home Equity Asset Trust(c):
                                             201,886        Series 2005-1 Class A2, 4.659% due
                                                            5/25/2035................................         201,979
                                              73,937        Series 2005-3 Class 1A2, 4.629% due
                                                            8/25/2035................................          73,936
                                             117,036      Irwin Home Equity Series 2005-C Class 1A1,
                                                            4.639% due 4/25/2030(c)..................         117,035
                                             300,000      MBNA Credit Card Master Note Trust Series
                                                            2001-C3 Class C3, 6.55% due 12/15/2008...         302,737
                                                          Morgan Stanley ABS Capital I, Inc.(c):
                                              11,051        Series 2004-WMC1 Class A3, 4.629% due
                                                            6/25/2034................................          11,052
                                             179,148        Series 2005-HE1 Class A2MZ, 4.679% due
                                                            12/25/2034...............................         179,371
                                              68,825        Series 2005-NC2 Class A1MZ, 4.629% due
                                                            3/25/2035................................          68,811
                                              69,231        Series 2005-NC2 Class A2MZ, 4.629% due
                                                            3/25/2035................................          69,217
                                                          New Century Home Equity Loan Trust(c):
                                             268,983        Series 2004-3 Class A3, 4.769% due
                                                            11/25/2034...............................         269,371
                                             154,038        Series 2005-2 Class A2MZ, 4.639% due
                                                            6/25/2035................................         154,064
                                              25,000      Option One Mortgage Loan Trust Series
                                                            2005-1 Class M5, 5.629% due
                                                            2/25/2035(c).............................          25,128
                                                          Park Place Securities, Inc. Series
                                                            2005-WCH1(c):
                                              62,728        Class A1B, 4.68% due 1/25/2035...........          62,818
                                              57,372        Class A3D, 4.719% due 1/25/2035..........          57,455
                                              30,000      Popular ABS Mortgage Pass-Through Trust
                                                            Series 2005-1 Class M2, 5.51% due
                                                            5/25/2035................................          29,216
                                                          Residential Asset Mortgage Products,
                                                            Inc.(c):
                                             150,000        Series 2004-RS11 Class A2, 4.65% due
                                                            12/25/2033...............................         150,214
                                             100,000        Series 2005-RS3 Class AI2, 4.55% due
                                                            3/25/2035................................         100,215
                                             200,000      Soundview Home Equity Loan Trust Series
                                                            2005-OPT3 Class A4, 4.679% due
                                                            11/25/2035(c)............................         200,000
                                                          Structured Asset Investment Loan Trust(c):
                                             150,000        Series 2003-BC6 Class M1, 5.129% due
                                                            7/25/2033................................         150,568
                                             100,000        Series 2004-8 Class M4, 5.379% due
                                                            9/25/2034................................         100,363

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT               ASSET BACKED SECURITIES+                  VALUE
----------------------------------------------------------------------------------------------------------------------
                                       USD    69,306      Structured Asset Securities Corp. Series
                                                            2004-23XS Class 2A1, 4.55% due
                                                            1/25/2035(c).............................    $     69,202
                                             550,408      Wells Fargo Home Equity Trust Series 2004-2
                                                            Class A32, 4.719% due 2/25/2032(c).......         551,895
                                              34,253      Whole Auto Loan Trust Series 2004-1 Class
                                                            D, 5.60% due 3/15/2011...................          34,150
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL ASSET-BACKED SECURITIES
                                                          (COST $5,029,931)--6.9%....................       5,018,176
----------------------------------------------------------------------------------------------------------------------
                                                                     NON-GOVERNMENT AGENCY
                                                                  MORTGAGE-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE                      205,000      Bear Stearns Adjustable Rate Mortgage Trust
OBLIGATIONS--1.3%                                           Series 2004-4 Class A4, 3.512% due
                                                            6/25/2034(c).............................         199,441
                                             137,034      Impac Secured Assets CMN Owner Trust Series
                                                            2004-3 Class 1A4, 4.779% due
                                                            11/25/2034(c)............................         137,311
                                             180,987      RAAC Series 2005-SP2 Class 2A, 4.679% due
                                                            6/25/2044(c).............................         180,986
                                             241,841      Residential Accredit Loans, Inc. Series
                                                            2005-QS12 Class A8, 4.729% due
                                                            8/25/2035(c).............................         241,506
                                                          Structured Asset Securities Corp.(c):
                                              68,867        Series 2005-GEL2 Class A, 4.659% due
                                                            4/25/2035................................          68,867
                                              99,481        Series 2005-OPT1 Class A4M, 4.52% due
                                                            11/25/2035...............................          99,574
                                              49,944      Washington Mutual Series 2005-AR2 Class B4,
                                                            5.279% due 1/25/2045(c)..................          47,447
                                                                                                         ------------
                                                                                                              975,132
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
SECURITIES--3.5%
                                                          Banc of America Commercial Mortgage, Inc.:
                                             150,000        Series 2005-4 Class A5A, 4.933% due
                                                            7/10/2045................................         147,346
                                             200,000        Series 2005-6 Class A4, 5.182% due
                                                            9/10/2047(c).............................         201,313
                                              50,000      Bear Stearns Commercial Mortgage Security
                                                            Series 2002-FL1A Class D, 4.85% due
                                                            8/03/2014(b)(c)..........................          50,016
                                             150,000      CS First Boston Mortgage Securities Corp.
                                                            Series 2005-C5 Class C, 5.10% due
                                                            8/15/2038(c).............................         146,964
                                             400,000      GMAC Commercial Mortgage Securities, Inc.
                                                            Series 2004-C3 Class AAB, 4.702% due
                                                            12/10/2041...............................         389,729
                                             100,000      GS Mortgage Securities Corp. II Series
                                                            2005-GG4 Class A2, 4.475% due
                                                            7/10/2039(b).............................          97,655
                                                          Greenwich Capital Commercial Funding Corp.:
                                             170,000        Series 2004-GG1 Class A4, 4.755% due
                                                            6/10/2036................................         167,657
                                             200,000        Series 2005-GG5 Class B, 5.369% due
                                                            4/10/2037(c).............................         199,500
                                                          JPMorgan Chase Commercial Mortgage
                                                            Securities Corp.:
                                             100,000        Series 2005-LDP2 Class A2, 4.575% due
                                                            7/15/2042................................          97,959
                                             250,000        Series 2005-LDP4 Class A4, 4.918% due
                                                            10/15/2042(c)............................         245,200

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE                 NON-GOVERNMENT AGENCY
                                              AMOUNT              MORTGAGE-BACKED SECURITIES+                VALUE
----------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES
  (CONCLUDED)
                                                          LB-UBS Commercial Mortgage Trust:
                                       USD   150,000        Series 2005-C3 Class A5, 4.739% due
                                                            7/15/2030................................    $    145,486
                                             100,000        Series 2005-C7 Class C, 5.35% due
                                                            11/15/2040(c)............................         100,000
                                              33,648      Nationslink Funding Corp. Series 1999-2
                                                            Class A3, 7.181% due 6/20/2031...........          33,879
                                             500,000      Wachovia Bank Commercial Mortgage Trust
                                                            Series 2005-C22 Class A4, 5.17% due
                                                            12/15/2044(c)............................         507,190
                                                                                                         ------------
                                                                                                            2,529,894
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL NON-GOVERNMENT AGENCY MORTGAGE-BACKED
                                                          SECURITIES
                                                          (COST--$3,543,515)--4.8%...................       3,505,026
----------------------------------------------------------------------------------------------------------------------
                                                                       GOVERNMENT AGENCY
                                                                  MORTGAGE-BACKED SECURITIES+
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae Guaranteed Pass-Through
                                                            Certificates:
                                           1,422,000        5.50% due 1/15/2036(h)...................       1,407,780
                                              89,342        6% due 9/01/2035.........................          90,309
                                             121,897        6.50% due 7/01/2032......................         125,301
                                                          Freddie Mac Mortgage Participation
                                                            Certificates:
                                           1,288,920        5% due 1/15/2036(h)......................       1,247,432
                                             300,190        5.50% due 1/15/2021(h)...................         301,879
                                             370,479        5.50% due 6/01/2035-1/15/2036(h).........         367,056
                                             199,065        6% due 6/01/2035.........................         201,077
                                              71,633        7% due 12/01/2031-7/01/2032..............          74,627
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL GOVERNMENT AGENCY
                                                          MORTGAGE-BACKED SECURITIES
                                                          (COST $3,807,278)--5.2%....................       3,815,461
----------------------------------------------------------------------------------------------------------------------
                                                             U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
                                                          Fannie Mae:
                                             270,000        4% due 2/28/2007.........................         267,660
                                             220,000        7.125% due 1/15/2030.....................         287,186
                                             150,000      Federal Home Loan Bank System, 2.75% due
                                                            11/15/2006...............................         147,483
                                                          U.S. Treasury Bonds:
                                              30,000        7.50% due 11/15/2016.....................          37,683
                                              20,000        8.125% due 8/15/2019.....................          27,133
                                              60,000        7.25% due 8/15/2022(d)...................          78,136
                                              10,000        6.25% due 8/15/2023......................          11,941
                                              10,000        6.625% due 2/15/2027.....................          12,687
                                             240,000        5.375% due 2/15/2031.....................         269,587
                                                          U.S. Treasury Inflation Indexed Bonds:
                                             161,526        3.875% due 1/15/2009.....................         169,766
                                             143,047        3.50% due 1/15/2011......................         152,882
                                             312,930        1.625% due 1/15/2015.....................         301,476

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                FACE
                                              AMOUNT         U.S. GOVERNMENT & AGENCY OBLIGATIONS            VALUE
----------------------------------------------------------------------------------------------------------------------
                                                          U.S. Treasury Notes:
                                       USD   650,000        4% due 8/31/2007.........................    $    645,683
                                              10,000        3.75% due 5/15/2008......................           9,858
                                              10,000        3.875% due 5/15/2010.....................           9,810
                                              30,000        3.625% due 6/15/2010.....................          29,115
                                              60,000        4.125% due 8/15/2010.....................          59,409
                                               5,000        4.25% due 10/15/2010.....................           4,974
                                             260,000        4.25% due 8/15/2015......................         256,638
                                              55,000        4.50% due 11/15/2015.....................          55,451
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                                          (COST--$2,784,257)--3.9%...................       2,834,558
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL FIXED INCOME SECURITIES
                                                          (COST $22,424,079)--30.9%..................      22,444,291
----------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------------
                                       USD 1,930,004      Merrill Lynch Liquidity Series, LLC
                                                            Cash Sweep Series I(e)...................       1,930,004
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$1,930,004)--2.7%...................       1,930,004
----------------------------------------------------------------------------------------------------------------------
                                           NUMBER OF
                                         CONTRACTS++                   OPTIONS PURCHASED
----------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                              1      Pay fixed rate of 5.95% and receive a
                                                            floating rate based on 3-month LIBOR,
                                                            expiring April 2007, Broker JPMorgan
                                                            Chase bank(j)............................           8,335
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS PURCHASED
                                                          (PREMIUMS PAID--$9,505)--0.0%..............           8,335
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$69,430,214)--103.6%................      75,140,315
----------------------------------------------------------------------------------------------------------------------
                                                                        OPTIONS WRITTEN
----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                               2      Pay a fixed rate of 4.25% and receive a
                                                            floating rate based on 3-month LIBOR,
                                                            expiring January 2006, Broker UBS
                                                            Warburg(j)...............................            (400)
----------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN                                2      Receive a fixed rate of 4.25% and pay a
                                                            floating rate based on 3-month LIBOR,
                                                            expiring January 2006, Broker UBS
                                                            Warburg(j)...............................         (12,600)
                                                   1      Receive fixed rate of 6.07% and pay a
                                                            floating rate based on 3-month LIBOR,
                                                            expiring April 2007, Broker JPMorgan
                                                            Chase Bank(j)............................          (9,377)
                                                                                                         ------------
                                                                                                              (21,977)
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL OPTIONS WRITTEN
                                                          (PREMIUMS RECEIVED--$17,355)--0.0%.........         (22,377)
----------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                          (COST--$69,412,859*)--103.6%...............      75,117,938
                                                          LIABILITIES IN EXCESS OF OTHER
                                                            ASSETS--(3.6%)...........................      (2,604,030)
                                                                                                         ------------
                                                          NET ASSETS--100.0%.........................    $ 72,513,908
                                                                                                         ============
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $69,960,254
                                                               ===========
Gross unrealized appreciation...............................   $ 8,838,984
Gross unrealized depreciation...............................    (3,681,300)
                                                               -----------
Net unrealized appreciation.................................   $ 5,157,684
                                                               ===========

+ Asset Backed and Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying instruments, the average life may be substantially less than the original maturity.

++   One contract represents a notional amount of $1,000,000.

(a)  Depositary receipts.

(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(c)  Floating rate security.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(5,111,069)   $149,327
--------------------------------------------------------------------------------------

(f) Non-income producing security.

(g) Convertible security.

(h) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.
(i) Restricted security as to resale, representing 0.7% of net assets were as follows:

-----------------------------------------------------------------------------------------------
                                                              ACQUISITION
                           ISSUE                                 DATE         COST      VALUE
-----------------------------------------------------------------------------------------------
Sigma Finance Corp., 4.20% due 3/31/2014....................   3/26/2004    $500,000   $505,567
-----------------------------------------------------------------------------------------------

(j) This European style swaption, which can be exercised only on the expiration date represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(k)  The security is a perpetual bond and has no stated maturity date.

 - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

 - Financial futures contracts purchased as of December 31, 2005 were as follows:

------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION     FACE       UNREALIZED
CONTRACTS             ISSUE                 DATE       VALUE      APPRECIATION
------------------------------------------------------------------------------
    9       5-Year U.S. Treasury Note    March 2006  $  956,643     $    451
------------------------------------------------------------------------------

-   Financial futures contracts sold as of December 31, 2005 were as follows:

------------------------------------------------------------------------------
NUMBER OF                                EXPIRATION     FACE       UNREALIZED
CONTRACTS             ISSUE                 DATE       VALUE      DEPRECIATION
------------------------------------------------------------------------------
   29       10-Year U.S. Treasury Note   March 2006  $3,139,089     $(33,692)
    4       30-Year U.S. Treasury Bond   March 2006  $  449,957     $ (6,793)
------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                  $(40,485)
                                                                    ========
------------------------------------------------------------------------------

-   Forward foreign exchange contracts as of December 31, 2005 were as follows:

------------------------------------------------------------------------------------------
                                                               SETTLEMENT      UNREALIZED
FOREIGN CURRENCY SOLD                                             DATE        DEPRECIATION
------------------------------------------------------------------------------------------
EUR 135,612                                                   February 2006      $(255)
------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$160,072)                                                       $(255)
                                                                                 =====
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

- Swap contracts outstanding as of December 31, 2005 were as follows:

-----------------------------------------------------------------------------------------
                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires January 2006........................................  $  300,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.02%
Broker, UBS Warburg
Expires January 2006........................................  $1,100,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.15%
Broker, Lehman Brothers Special Finance
Expires February 2006.......................................  $1,100,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.01%
Broker, UBS Warburg
Expires March 2006..........................................  $1,600,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers US Agency
Index and pay a floating rate based on 1-month LIBOR minus
0.05%
Broker, Lehman Brothers Special Finance
Expires April 2006..........................................  $  700,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires May 2006............................................  $1,500,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.01%
Broker, UBS Warburg
Expires May 2006............................................  $1,800,000            --
Bought credit default protection on Aon Corp., Inc. and pay
0.37%
Broker, Morgan Stanley Capital Services Inc.
Expires January 2007........................................  $   50,000      $   (158)
Pay a fixed rate of 2.8025% and receive a floating rate
based on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires January 2007........................................  $   50,000         1,030
Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR
Broker, Citibank N.A.
Expires September 2007......................................  $2,000,000        (4,495)
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase Bank
Expires January 2009........................................  $  171,000        (3,431)
Sold credit default protection on Raytheon Co. and receive
0.73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   30,000           450
Bought credit default protection on Boeing Capital Corp. and pay 0.48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   30,000          (334)
Sold credit default protection on Nextel Communications,
Inc. and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................  $   60,000         3,058
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 2 and
receive 1.15%
Broker, Morgan Stanley Capital Services Inc.
Expires September 2009......................................  $  248,000           855
Bought credit default protection on Hewlett-Packard Co. and
pay 0.31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $   65,000          (236)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Bought credit default protection on Petroleos Mexicanos and
pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $  130,000      $ (2,115)
Sold credit default protection on Mexico Government
International Bond and receive 0.92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $  130,000         1,984
Sold credit default protection on Computer Associates
International, Inc. and receive 0.83%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $   65,000           579
Bought credit default protection on Morgan Stanley and pay
0.47%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   30,000          (329)
Bought credit default protection on Valero Energy Corp. and
pay 1.03%
Broker, Deutsche Bank A.G.
Expires June 2010...........................................  $   30,000          (802)
Bought credit default protection on Devon Energy Corp. and
pay 0.48%
Broker, Deutsche Bank A.G.
Expires June 2010...........................................  $   60,000          (476)
Sold credit default protection on BellSouth Corp. and
receive 0.26%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000             3
Bought credit default protection on Devon Energy Corp. and
pay 0.50%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   60,000          (525)
Bought credit default protection on Valero Energy Corp. and
pay 1.00%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000          (802)
Bought credit default protection on Goldman Sachs Group,
Inc. and pay 0.45%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   30,000          (305)
Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%
Broker, Morgan Stanley Capital Services Inc.
Expires June 2010...........................................  $   30,000          (292)
Sold credit default protection on Wells Fargo & Co. and
receive 0.195%
Broker, Deutsche Bank A.G.
Expires June 2010...........................................  $   30,000           138
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 4 and receive 0.40%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $  300,000           302
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 4 and
receive 0.90%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $  275,000          (594)
Sold credit default protection on J. C. Penney Company, Inc.
and receive 0.86%
Broker, Lehman Brothers Special Finance
Expires September 2010......................................  $   60,000           637
Sold credit default protection on Royal Caribbean Cruises
Ltd. and receive 1.03%
Broker, Lehman Brothers Special Finance
Expires September 2010......................................  $   60,000           604
Sold credit default protection on J. C. Penney Company, Inc.
and receive 0.95%
Broker, UBS Warburg
Expires September 2010......................................  $   30,000           432
Sold credit default protection on Royal Caribbean Cruises
Ltd. and receive 1.13%
Broker, UBS Warburg
Expires September 2010......................................  $   25,000           356

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Sold credit default protection on CSX Corp. and receive
0.34%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $   60,000      $    (45)
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $   60,000           228
Bought credit default protection on Brunswick Corp. and pay
0.60%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $   60,000          (347)
Bought credit default protection on ConAgra Foods, Inc. and
pay 0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $   60,000           (35)
Sold credit default protection on Tyson Foods, Inc and
receive 0.75%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $   55,000           425
Bought credit default protection on HJ Heinz Co. and pay
0.37%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           181
Bought credit default protection on AOL Time Warner, Inc.
and pay 0.68%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  140,000          (746)
Bought credit default protection on CVS Corp. and pay 0.48%
Broker, Morgan Stanley Capital Services Inc.
Expires December 2010.......................................  $   60,000          (251)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           303
Sold credit default protection on Goodrich Corp. and receive
0.44%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           (88)
Bought credit default protection on Campbell Soup Co. and
pay 0.26%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           101
Bought credit default protection on Kohl's Corp. and pay
0.39%
Broker, Morgan Stanley Capital Services Inc.
Expires December 2010.......................................  $   60,000          (204)
Bought credit default protection on General Mills, Inc. and
pay 0.35%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           (28)
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000          (349)
Bought credit default protection on The TJX Companies, Inc.
and pay 0.57%
Broker, Morgan Stanley Capital Services Inc.
Expires December 2010.......................................  $   60,000          (357)
Sold credit default protection on Lehman Brothers Holdings,
Inc. and receive 0.271%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000            82
Sold credit default protection on Computer Associates
International, Inc. and receive 0.74%
Broker, UBS Warburg
Expires December 2010.......................................  $   60,000           (16)
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.55%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  300,000          (603)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                             UNREALIZED
                                                               NOTIONAL     APPRECIATION
                                                                AMOUNT     (DEPRECIATION)
-----------------------------------------------------------------------------------------
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.45%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $  145,000      $   (182)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  290,000           (27)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  320,000           341
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 5 and
receive 0.85%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $  145,000           419
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 5 and
receive 0.85%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $  145,000           498
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services Inc.
Expires January 2011........................................  $  150,000        (6,181)
Sold credit default protection on XTO Energy, Inc. and
receive 0.43%
Broker, UBS Warburg
Expires March 2011..........................................  $  115,000           107
Receive a floating rate based on 1-month LIBOR plus 0.47%,
which is capped at a fixed coupon of 6.0% and pay a floating rate based on 1-month LIBOR
Broker, Credit Suisse First Boston Corporation
Expires June 2011...........................................  $1,300,000        (2,452)
Receive a fixed rate of 4.95% and pay a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2017..........................................  $1,000,000        (2,176)
Receive a fixed rate of 5.258% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2017..........................................  $  560,000        11,464
Pay a fixed rate of 5.41% and receive a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2037..........................................  $  230,000       (10,505)
Pay a fixed rate of 5.11% and receive a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2037..........................................  $  500,000        (1,213)
-----------------------------------------------------------------------------------------
TOTAL.......................................................                  $(16,122)
                                                                              ========
-----------------------------------------------------------------------------------------

- Currency Abbreviations

EUR  Euro
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$67,490,705)........................................                  $73,201,976
Investments in affiliated securities, at value (identified
  cost--$1,930,004).........................................                    1,930,004
Options purchased, at value (premiums paid--$9,505).........                        8,335
Cash........................................................                      505,575
Swap premiums paid..........................................                        1,203
Unrealized appreciation on swaps--net.......................                       24,577
Receivables:
  Securities sold...........................................  $    628,088
  Interest..................................................       176,234
  Dividends.................................................        88,028
  Swaps.....................................................        54,114
  Variation margin..........................................         5,395
  Paydowns..................................................           246        952,105
                                                              ------------
Prepaid expenses and other assets...........................                          974
                                                                              -----------
  Total assets..............................................                   76,624,749
                                                                              -----------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$17,355)......                       22,377
Unrealized depreciation on swaps--net.......................                       40,699
Unrealized depreciation on forward foreign exchange
  contracts.................................................                          255
Swaps Premium Received......................................                        7,314
Payables:
  Securities purchased......................................     3,929,197
  Investment adviser........................................        30,866
  Capital shares redeemed...................................         3,318
  Other affiliates..........................................         2,042
  Swaps.....................................................         1,699      3,967,122
                                                              ------------
Accrued expenses and other liabilities......................                       73,074
                                                                              -----------
Total liabilities...........................................                    4,110,841
                                                                              -----------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $72,513,908
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $   593,701
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                   77,137,072
Accumulated distributions in excess of investment
  income--net...............................................  $    (16,142)
Accumulated realized capital loss--net......................   (10,849,272)
Unrealized appreciation--net................................     5,648,531
                                                              ------------
Total accumulated losses--net...............................                   (5,216,883)
                                                                              -----------
NET ASSETS..................................................                  $72,513,908
                                                                              ===========
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $72,511,686 and 5,937,008
  shares outstanding........................................                  $     12.21
                                                                              ===========
Class II--Based on net assets of $1,111.46 and 91.134 shares
  outstanding...............................................                  $     12.20
                                                                              ===========
Class III--Based on net assets of $1,111.46 and 91.134
  shares outstanding........................................                  $     12.20
                                                                              ===========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $149,327 from affiliates)...............                $1,031,657
Dividends (net of $9,914 foreign withholding tax)...........                   929,481
                                                                            ----------
Total income................................................                 1,961,138
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  420,462
Accounting services.........................................      52,074
Professional fees...........................................      30,154
Pricing services............................................      29,003
Custodian fees..............................................      24,744
Printing and shareholder reports............................       6,889
Transfer agent fees Class I.................................       5,000
Directors' fees and expenses................................       4,962
Interest on securities sold short...........................       2,478
Other.......................................................      21,489
                                                              ----------
Total expenses..............................................                   597,255
                                                                            ----------
Investment income--net......................................                 1,363,883
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   1,805,775
  Futures contracts and swaps--net..........................     (29,129)
  Options written--net......................................      75,736
  Short sales...............................................       7,853
  Foreign currency transactions--net........................      16,181     1,876,416
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (165,448)
  Futures contracts and swaps--net..........................     (65,996)
  Options written--net......................................     (14,049)
  Foreign currency transactions--net........................      (2,772)     (248,265)
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 1,628,151
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $2,992,034
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,363,883    $  1,449,406
Realized gain--net..........................................    1,876,416       3,740,996
Change in unrealized appreciation/depreciation--net.........     (248,265)      1,717,705
                                                              ------------   ------------
Net increase in net assets resulting from operations........    2,992,034       6,908,107
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,362,527)     (1,649,964)
  Class II..................................................          (21)            (21)
  Class III.................................................          (21)            (21)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (1,362,569)     (1,650,006)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (12,021,272)    (14,790,667)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (10,391,807)     (9,532,566)
Beginning of year...........................................   82,905,715      92,438,281
                                                              ------------   ------------
End of year*................................................  $72,513,908    $ 82,905,715
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $   (16,142)   $      1,931
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                           ------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              ------------------------------------------------------
FINANCIAL STATEMENTS.                                       2005       2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $ 11.95    $ 11.22    $   9.43    $  11.27    $  12.49
                                                           -------    -------    --------    --------    --------
Investment income--net**.................................      .21        .19         .20         .27         .28
Realized and unrealized gain (loss)--net.................      .28        .78        1.83       (1.81)      (1.20)
                                                           -------    -------    --------    --------    --------
Total from investment operations.........................      .49        .97        2.03       (1.54)       (.92)
                                                           -------    -------    --------    --------    --------
Less dividends from investment income--net...............     (.23)      (.24)       (.24)       (.30)       (.30)
                                                           -------    -------    --------    --------    --------
Net asset value, end of year.............................  $ 12.21    $ 11.95    $  11.22    $   9.43    $  11.27
                                                           =======    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................    4.13%      8.67%      21.55%     (13.68%)     (7.39%)
                                                           =======    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................     .78%       .72%        .68%        .66%        .68%
                                                           =======    =======    ========    ========    ========
Investment income--net...................................    1.78%      1.69%       2.00%       2.55%       2.42%
                                                           =======    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $72,512    $82,904    $ 92,438    $ 91,504    $130,504
                                                           =======    =======    ========    ========    ========
Portfolio turnover.......................................   83.69%     86.94%     109.21%      32.00%     134.43%
                                                           =======    =======    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              -----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 11.94               $ 11.41
                                                                   -------               -------
Investment income--net***...................................           .20                   .08
Realized and unrealized gain--net...........................           .29                   .69
                                                                   -------               -------
Total from investment operations............................           .49                   .77
                                                                   -------               -------
Less dividends from investment income--net..................          (.23)                 (.24)
                                                                   -------               -------
Net asset value, end of period..............................       $ 12.20               $ 11.94
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         4.13%                 6.77%@
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .78%                  .72%*
                                                                   =======               =======
Investment income--net......................................         1.67%                 2.59%*
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1               $     1
                                                                   =======               =======
Portfolio turnover..........................................        83.69%                86.94%
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                              CLASS III
                                                              -----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 11.94               $ 11.41
                                                                   -------               -------
Investment income--net***...................................           .20                   .08
Realized and unrealized gain--net...........................           .29                   .69
                                                                   -------               -------
Total from investment operations............................           .49                   .77
                                                                   -------               -------
Less dividends from investment income--net..................          (.23)                 (.24)
                                                                   -------               -------
Net asset value, end of period..............................       $ 12.20               $ 11.94
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         4.13%                 6.77%@
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .78%                  .72%*
                                                                   =======               =======
Investment income--net......................................         1.67%                 2.59%*
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1               $     1
                                                                   =======               =======
Portfolio turnover..........................................        83.69%                86.94%
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MERRILL LYNCH VARIABLE SERIES FUNDS, INC.,
American Balanced V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury American Balanced V.I. Fund (formerly Merrill Lynch American Balanced V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at

--------------------------------------------------------------------------------

which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $19,387 has been reclassified between undistributed net investment income and accumulated net realized capital loss as a result of permanent differences attributable to swap agreements, foreign currency transactions, and amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .55% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and

--------------------------------------------------------------------------------

..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S") an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2005, MLPF&S earned $3,234 in commissions in the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $6,949 for certain accounting services for the year ended December 31, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.
3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $62,775,770 and $68,846,975, respectively.

  Transactions in options written for the year ended December 31, 2005 were as follows:

--------------------------------------------------------------------
                                               Number of    Premiums
Call Options Written                           Contracts+   Received
--------------------------------------------------------------------
Outstanding call options written, beginning
 of year.....................................        --           --
Options written..............................     4,557     $ 37,973
Options closed...............................    (4,501)     (27,298)
Options expired..............................       (54)      (8,675)
                                                -------     --------
Outstanding call options written, end of
 year........................................         2     $  2,000
                                                =======     ========
--------------------------------------------------------------------

--------------------------------------------------------------------
                                              Number of    Premiums
Put Options Written                           Contracts+   Received
--------------------------------------------------------------------
Outstanding put options written, beginning
 of year....................................        2      $  74,600
Options written.............................       53         58,554
Options closed..............................      (22)      (112,286)
Options expired.............................      (30)        (5,513)
                                                 ----      ---------
Outstanding put options written, end of
 year.......................................        3      $  15,355
                                                 ====      =========
--------------------------------------------------------------------

+ Some contracts include a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $12,021,272 and $14,790,667 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

------------------------------------------------------------------
Class I Shares For the Year Ended
December 31, 2005                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................       6,862    $     81,703
Shares issued to shareholders in
 reinvestment of dividends...........     111,614       1,362,527
                                       ----------    ------------
Total issued.........................     118,476       1,444,230
Shares redeemed......................  (1,120,128)    (13,465,544)
                                       ----------    ------------
Net decrease.........................  (1,001,652)   $(12,021,314)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class I Shares For the Year Ended
December 31, 2004                        Shares      Dollar Amount
------------------------------------------------------------------
Shares sold..........................      18,511    $    213,253
Shares issued to shareholders in
 reinvestment of dividends...........     138,188       1,649,964
                                       ----------    ------------
Total issued.........................     156,699       1,863,217
Shares redeemed......................  (1,455,442)    (16,655,926)
                                       ----------    ------------
Net decrease.........................  (1,298,743)   $(14,792,709)
                                       ==========    ============
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares For the Year Ended                Shares    Dollar
December 31, 2005                                 ------    Amount
------------------------------------------------------------------
Shares sold.....................................   --         --
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $21
                                                    --       ---
Net increase....................................    2        $21
                                                    ==       ===
------------------------------------------------------------------

-----------------------------------------------------------------------
Class II Shares for the Period September 30, 2004+ to            Dollar
December 31, 2004                                      Shares    Amount
-----------------------------------------------------------------------
Shares sold.......................................       87      $1,000
Shares issued to shareholders in reinvestment of
 dividends........................................        2          21
                                                         --      ------
Net increase......................................       89      $1,021
                                                         ==      ======
-----------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares For the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    --        --
Shares issued to shareholders in reinvestment of
 dividends......................................     2       $21
                                                    --       ---
Net increase....................................     2       $21
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------------
Class III Shares for the Period September 30, 2004+ to            Dollar
December 31, 2004                                       Shares    Amount
------------------------------------------------------------------------
Shares sold........................................       87      $1,000
Shares issued to shareholders in reinvestment of
 dividends.........................................        2          21
                                                         ---      ------
Net increase.......................................       89      $1,021
                                                         ===      ======
------------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful

--------------------------------------------------------------------------------

purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

------------------------------------------------------------------
                                           12/31/2005   12/31/2004
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $1,362,569   $1,650,006
                                           ----------   ----------
Total distributions......................  $1,362,569   $1,650,006
                                           ==========   ==========
------------------------------------------------------------------

  As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $    18,097
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................       18,097
Capital loss carryforward...........................  (10,238,954)*
Unrealized gains--net...............................    5,003,974**
                                                      -----------
Total accumulated losses--net.......................  $(5,216,883)
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $10,238,954, of which $7,535,978 expires in 2010 and $2,702,976 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures and forward foreign currency contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury American Balanced V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury American Balanced V.I. Fund (formerly, Merrill Lynch American Balanced V.I. Fund), one of the series constituting of FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury American Balanced V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY BASIC VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  We continued in our efforts to increase portfolio diversification, limit risk and shift into larger companies as the economic cycle evolved.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Basic Value V.I. Fund's Class I, Class II and Class III Shares had total returns of +2.94%, +2.78% and +2.62%, respectively. For the same period, the Standard & Poor's 500 (S&P 500) Index returned +4.91%, the S&P 500 Barra Value Index returned +6.33%, and the Lipper Large-Cap Value Funds category had an average return of +5.61%. (Funds in this Lipper category are variable insurance products that invest in companies considered to be undervalued relative to a major unmanaged stock index.)

  The fiscal year was a difficult period for the Fund, particularly the first six months. Equity markets fell into negative territory in the first half of 2005. Slower gross domestic product growth in the first quarter of the year, coupled with fears of a slowdown in corporate earnings, a rising oil price, heightened inflationary expectations and a Federal Reserve Board (the Fed) that appeared untiring in its monetary tightening campaign, gave investors reason to pause. Amid the uncertainty, the cyclical areas of the market, which we had emphasized, underperformed. Thus, the bulk of the Fund's underperformance for the fiscal year occurred in the first half.

  The second half of year was very different from the first six months. Despite record-high oil prices, a vigilant Fed and two catastrophic hurricanes, the economic data was largely positive. Gross domestic product growth rose from 3.3% in the second quarter of 2005 to 4.1% in the third quarter. Corporate earnings also continued to come in very strong. Investors began to believe that perhaps a soft landing was in the making, and the markets strengthened. Most recently, after 13 consecutive interest rate hikes between June 2004 and December 2005, the Fed finally hinted that its monetary tightening campaign may be nearing an end. This was good news for stocks.

  Fund returns in the second half of the year were generally competitive with those of the benchmarks and the Lipper category average. For the six months ended December 31, 2005, the Fund's Class I, Class II and Class III Shares had total returns of +6.17%, +6.15% and +6.05%, respectively. For the same period, the S&P 500 Index returned +5.77%, the S&P 500 Barra Value Index returned +6.23%, and the Lipper Large-Cap Value Funds category had an average return of +5.52%.

  Looking at the 12 months as a whole, the energy sector was the clear standout in the market. Four of the Fund's top 10 performers fell into the energy category--drillers GlobalSantaFe Corporation and Diamond Offshore Drilling, integrated oil company ExxonMobil Corp. and exploration & production company Anadarko Petroleum Corp. Although we were overweight to energy, we reduced that somewhat by taking profits and reinvesting the proceeds in companies that, ultimately, did not perform as well as energy stocks. For example, companies in the material and industrials sector, which require oil and gas to run their manufacturing plants, suffered under the weight of the high fuel prices. Portfolio holdings in these areas that detracted from results during the year included International Paper Co., Kimberly-Clark Corp. and E.I. du Pont de Nemours & Co.

  We also saw a string of disappointments in technology, but even more so in our consumer discretionary stocks. Technology stocks that declined included Unisys Corp., Borland Software Corp. and International Business Machines Corp. (IBM). In consumer discretionary, we saw poor performance from our positions in Interpublic Group of Cos., Inc., Comcast Corp., Foot Locker, Inc., Liberty Media Corp. and Allstate Corp.

  Based on our view that the economy has been and should continue to remain relatively resilient in 2006, we would expect many of the company holdings that hurt us in 2005 to help in the year ahead.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  As the economic cycle evolved, we continued to shift more assets from our smaller, tertiary names into the larger companies in the portfolio. We also continued our efforts to diversify the Fund in a market environment where no particular sector seemed particularly ripe for outperformance.

  The biggest thematic change was our increased exposure to the financials sector in the second half of the fiscal year. This move was motivated by our belief that the Fed is near the end of its interest rate-hiking campaign, which should continue to support banks and financial stocks. We have already seen this play out somewhat during the past six months. In total, we added 426 basis points (4.26%) to our financial weight, represent-

--------------------------------------------------------------------------------

ing the first time we increased our exposure to this sector in a meaningful way in several years. At approximately 26% of net assets, the portfolio is still underweight relative to the S&P 500 Barra Value Index's hefty weighting of 36%, although far less underweight than we were. Four prominent additions in this sector were Morgan Stanley, MBNA Corp., XL Capital Ltd. and JPMorgan Chase & Co.

  Other significant new additions included defense company Northrop Grumman Corp. Defense stocks came under pressure from fears that defense spending would face scrutiny as the U.S. budget deficits grew. We believe defense budgets will be unaffected by any budgetary action and that companies such as Northrop Grumman will rise from their relatively low levels. We added significantly to our position in International Business Machines Corporation (IBM), a company that has undergone an important transformation. Specifically, IBM sold a number of commodity-like products and businesses, such as the PC, memory and disk drive businesses, and is now focusing on higher-margin endeavors, such as services, mainframes and software. Given its healthy free cash flow and record of returning money to shareholders via dividend increases or share repurchases, we do not believe IBM should be trading at a market discount and, therefore, the stock represents compelling value.

  In terms of sales, we eliminated International Paper Co. from the portfolio as we became less intrigued with the investment story after the company restructured. Most other sales were made at profits. We sold Wachovia Corp., a good stock for a number of years, as financials came under pressure post-Hurricane Katrina. We found more interesting places to invest the proceeds as the financials sector subsequently rallied. We sold Liberty Media Corp. at a slight profit and eliminated AstraZeneca Group Plc, Seagate Technology and Abbott Laboratories after they reached our price targets. We also reduced our position in Motorola, Inc. with some profit taking. Other positions sold during the year included Clear Channel Communications and ConAgra Foods (as fundamentals weakened); Goldman Sachs Group, Inc., Albertson's, Inc., Boeing Co. and Marsh & McLennan (for valuation reasons); and Merck & Co. (given lack of conviction in the new management team after a company restructuring was announced).

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  In mid-December, the S&P 500/Citigroup Value Index replaced our S&P 500 Barra Value Index benchmark. As a result, the benchmark weightings in consumer staples, health care, utilities, information technology and industrials increased while consumer discretionary, energy, financials, telecommunications and materials declined. At year-end, the Fund was overweight versus the new benchmark in the consumer discretionary, consumer staples, energy, health care and information technology sectors, and underweight in financials, industrials, materials, telecommunication services and utilities.

  In 2005, the market faced continued Fed interest rate hikes, twin deficits, record-high energy prices and a devastating hurricane season. And yet, the economy continued to grow at a rate exceeding 3% while corporate earnings remained robust. We view the 2006 landscape as much the same. Equities face similar headwinds--geopolitical uncertainty, budget and current account deficits, a consumer that could be close to tapped out and the potential for a couple more Fed interest rate hikes. Offsetting this is the profitability and overall financial well-being of Corporate America. We believe the U.S. corporation is much healthier than the consumer, and with record cash flows, strong earnings and cash to deploy via dividend increases, share repurchases or investments in their own businesses, we do not see a recession on the horizon.

  While we do not expect earnings growth to decline, we do anticipate a slowdown, which leads us to favor some of the larger, multinational companies that can more readily capture market share in all kinds of economic environments. We also see continued merger-and-acquisition activity and a healthy IPO environment in 2006. With companies challenged to show the same type of earnings growth that they have over the past few years, we believe they will seek to achieve growth through merger-and-acquisition and buyout activity, a trend that began to emerge strongly in 2005. Overall, we are fairly constructive on the markets and expect the Fed to complete its interest rate-hiking campaign early in 2006--a long-awaited positive for equities.

Kevin M. Rendino
Vice President and Co-Portfolio Manager

Robert J. Martorelli
Vice President and Co-Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                MERCURY BASIC VALUE V.I.      STANDARD & POOR'S 500      S&P 500/CITIGROUP VALUE
                                                 FUND+--CLASS I SHARES*              INDEX++                    INDEX+++
                                                ------------------------      ---------------------      -----------------------
12/95                                                     10000                       10000                       10000
12/96                                                     12069                       12296                       12055
12/97                                                     14558                       16398                       15896
12/98                                                     15933                       21085                       18902
12/99                                                     19297                       25521                       19825
12/00                                                     21738                       23198                       19723
12/01                                                     22663                       20441                       18110
12/02                                                     18637                       15923                       15105
12/03                                                     24830                       20491                       19691
12/04                                                     27579                       22720                       22650
12/05                                                     28389                       23836                       24623

                                                MERCURY BASIC VALUE V.I.      STANDARD & POOR'S 500      S&P 500/CITIGROUP VALUE
                                                 FUND+--CLASS II SHARES*             INDEX++                    INDEX+++
                                                ------------------------      ---------------------      -----------------------
11/03/97                                                  10000                       10000                       10000
12/97                                                      9969                       10366                       10441
12/98                                                     10894                       13329                       12414
12/99                                                     13178                       16133                       13020
12/00                                                     14821                       14664                       12954
12/01                                                     15422                       12921                       11894
12/02                                                     12662                       10066                        9921
12/03                                                     16847                       12953                       12933
12/04                                                     18690                       14362                       14876
12/05                                                     19209                       15068                       16172

                                                MERCURY BASIC VALUE V.I.      STANDARD & POOR'S 500      S&P 500/CITIGROUP VALUE
                                                FUND+--CLASS III SHARES*             INDEX++                    INDEX+++
                                                ------------------------      ---------------------      -----------------------
5/25/04**                                               10000.00                    10000.00                     9999.00
12/04                                                   11108.00                    11005.00                    11387.00
12/05                                                   11400.00                    11546.00                    12378.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
**  Commencement of operations.
+ The Fund invests primarily in equities that Fund management believes are undervalued.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          + 2.94%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        + 5.48
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         +11.00
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +2.78%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        +5.32
--------------------------------------------------------------------------
Inception (11/03/97) through 12/31/05                            +8.33
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +2.62%
--------------------------------------------------------------------------
Inception (5/25/04) through 12/31/05                             +8.52
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +6.17%         +2.94%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +6.15          +2.78
-----------------------------------------------------------------------------------------
Class III Shares*                                                +6.05          +2.62
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +5.77          +4.91
-----------------------------------------------------------------------------------------
S&P 500/Citigroup Value Index***                                 +7.87          +8.71
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 25% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "value" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value of the growth-value spectrum.
    Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                            BEGINNING            ENDING         DURING THE PERIOD*
                                                          ACCOUNT VALUE       ACCOUNT VALUE      JULY 1, 2005 TO
                                                           JULY 1, 2005     DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000            $1,061.70             $3.46
------------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000            $1,061.50             $4.24
------------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000            $1,060.50             $4.75
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000            $1,021.74             $3.40
------------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000            $1,020.99             $4.15
------------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000            $1,020.49             $4.66
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.67% for Class I, .82% for Class II and .92% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
INVESTMENT CRITERIA                                           TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Low Price-to-Book Value.....................................        31.7%
Above-Average Yield.........................................        28.4
Below-Average Price/Earnings Ratio..........................        27.5
Special Situations..........................................         6.5
Price-to-Earnings Per Share.................................         0.7
Other*......................................................         5.2
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
INDUSTRY                                HELD                    COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
ABOVE-AVERAGE YIELD
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION       562,900       AT&T, Inc. ..............................  $   13,785,421       1.3%
SERVICES
PHARMACEUTICALS                     376,000       AstraZeneca Group Plc(b).................      18,273,600       1.7
CAPITAL MARKETS                     893,300       The Bank of New York Co., Inc. ..........      28,451,605       2.7
DIVERSIFIED TELECOMMUNICATION       430,000       BellSouth Corp. .........................      11,653,000       1.1
SERVICES
CHEMICALS                           698,800       E.I. du Pont de Nemours & Co. ...........      29,699,000       2.8
OIL, GAS & CONSUMABLE FUELS         489,300       Exxon Mobil Corp. .......................      27,483,981       2.6
METALS & MINING                     128,300       Freeport-McMoRan Copper & Gold, Inc.
                                                    Class B................................       6,902,540       0.6
INDUSTRIAL CONGLOMERATES            664,700       General Electric Co. ....................      23,297,735       2.2
FOOD PRODUCTS                       391,800       General Mills, Inc. .....................      19,323,576       1.8
PHARMACEUTICALS                     396,300       GlaxoSmithKline Plc(b)...................      20,005,224       1.9
AEROSPACE & DEFENSE                 302,300       Honeywell International, Inc. ...........      11,260,675       1.1
DIVERSIFIED FINANCIAL SERVICES    1,012,776       JPMorgan Chase & Co. ....................      40,197,080       3.8
CAPITAL MARKETS                     432,400       Mellon Financial Corp. ..................      14,809,700       1.4
PHARMACEUTICALS                     880,800       Pfizer, Inc. ............................      20,540,256       1.9
DIVERSIFIED TELECOMMUNICATION       427,100       Verizon Communications, Inc. ............      12,864,252       1.2
SERVICES
COMMERCIAL BANKS                    301,700       Wachovia Corp.(e)........................      15,947,862       1.5
                                                                                             --------------     -----
                                                                                                314,495,507      29.6
------------------------------------------------------------------------------------------------------------------------
BELOW-AVERAGE PRICE/EARNINGS RATIO
------------------------------------------------------------------------------------------------------------------------
INSURANCE                           538,100       American International Group, Inc. ......      36,714,563       3.5
COMMERCIAL BANKS                    549,200       Bank of America Corp. ...................      25,345,580       2.4
HEALTH CARE EQUIPMENT &             382,700       Baxter International, Inc. ..............      14,408,655       1.3
SUPPLIES
DIVERSIFIED FINANCIAL SERVICES      387,420       Citigroup, Inc. .........................      18,801,493       1.8
BEVERAGES                           856,500       Coca-Cola Enterprises, Inc. .............      16,419,105       1.5
SPECIALTY RETAIL                  1,078,300       Foot Locker, Inc. .......................      25,437,097       2.4
INSURANCE                           700,500       Genworth Financial, Inc. Class A.........      24,223,290       2.3
COMPUTERS & PERIPHERALS             540,731       Hewlett-Packard Co. .....................      15,481,129       1.5
HOUSEHOLD DURABLES                  684,600       Koninklijke Philips Electronics NV.......      21,291,060       2.0
CONSUMER FINANCE                    460,000       MBNA Corp. ..............................      12,489,000       1.2
HOTELS, RESTAURANTS & LEISURE       483,100       McDonald's Corp. ........................      16,290,132       1.5
CAPITAL MARKETS                     612,600       Morgan Stanley...........................      34,758,924       3.3
PHARMACEUTICALS                     704,800       Schering-Plough Corp. ...................      14,695,080       1.4
FOOD PRODUCTS                       208,400       Unilever NV(b)...........................      14,310,828       1.3
IT SERVICES                       2,311,600       Unisys Corp.(a)..........................      13,476,628       1.3
                                                                                             --------------     -----
                                                                                                304,142,564      28.7
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS          88,300       Anadarko Petroleum Corp. ................       8,366,425       0.8
SOFTWARE                          1,260,100       Borland Software Corp.(a)................       8,228,453       0.8
MEDIA                               470,100       Comcast Corp. Special Class A(a)(e)......      12,076,869       1.1
MACHINERY                           127,400       Deere & Co. .............................       8,677,214       0.8
ENERGY EQUIPMENT & SERVICES         204,500       Diamond Offshore Drilling(e).............      14,225,020       1.3
ENERGY EQUIPMENT & SERVICES         585,500       GlobalSantaFe Corp.(e)...................      28,191,825       2.7
PAPER & FOREST PRODUCTS             889,000       International Paper Co. .................      29,879,290       2.8
HOUSEHOLD PRODUCTS                  367,000       Kimberly-Clark Corp. ....................      21,891,550       2.1
SEMICONDUCTORS & SEMICONDUCTOR    2,968,300       LSI Logic Corp.(a).......................      23,746,400       2.2
EQUIPMENT
COMMUNICATIONS EQUIPMENT            592,470       Motorola, Inc. ..........................      13,383,897       1.3
ROAD & RAIL                         308,400       Norfolk Southern Corp. ..................      13,825,572       1.3
AEROSPACE & DEFENSE                 202,200       Northrop Grumman Corp. ..................      12,154,242       1.2
SEMICONDUCTORS & SEMICONDUCTOR      246,400       Novellus Systems, Inc.(a)................       5,943,168       0.6
EQUIPMENT
AEROSPACE & DEFENSE                 651,200       Raytheon Co. ............................      26,145,680       2.5
ENERGY EQUIPMENT & SERVICES         199,200       Rowan Cos., Inc.(e)......................       7,099,488       0.7
INSURANCE                           768,108       The St. Paul Travelers Cos., Inc. .......      34,311,384       3.2

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                      SHARES                                                                  PERCENT OF
INDUSTRY                                HELD                    COMMON STOCKS                    VALUE        NET ASSETS
------------------------------------------------------------------------------------------------------------------------
LOW PRICE-TO-BOOK VALUE (CONCLUDED)
------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS           4,859,000       Sun Microsystems, Inc.(a)................  $   20,359,210       1.9%
MEDIA                             1,463,000       Time Warner, Inc. .......................      25,514,720       2.4
INDUSTRIAL CONGLOMERATES            932,100       Tyco International Ltd. .................      26,900,406       2.5
MEDIA                               451,700       Walt Disney Co. .........................      10,827,249       1.0
                                                                                             --------------     -----
                                                                                                351,748,062      33.2
------------------------------------------------------------------------------------------------------------------------
PRICE-TO-EARNINGS PER SHARE
------------------------------------------------------------------------------------------------------------------------
INSURANCE                           112,300       XL Capital Ltd. Class A..................       7,566,774       0.7
------------------------------------------------------------------------------------------------------------------------
SPECIAL SITUATIONS
------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR      629,800       Applied Materials, Inc. .................      11,298,612       1.1
EQUIPMENT
SOFTWARE                          1,262,700       BEA Systems, Inc.(a).....................      11,869,380       1.1
SPECIALTY RETAIL                    990,500       The Gap, Inc. ...........................      17,472,420       1.6
COMPUTERS & PERIPHERALS             231,510       International Business Machines Corp. ...      19,030,121       1.8
WIRELESS TELECOMMUNICATION          539,500       Sprint Nextel Corp. .....................      12,602,720       1.2
SERVICES
                                                                                             --------------     -----
                                                                                                 72,273,253       6.8
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL COMMON STOCKS
                                                  (COST--$915,003,768).....................   1,050,226,160      99.0
------------------------------------------------------------------------------------------------------------------------
                                  BENEFICIAL
                                    INTEREST                SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                 $11,986,014      Merrill Lynch Liquidity Series, LLC Cash
                                                    Sweep Series I(c)......................      11,986,014       1.1
                                  46,066,350      Merrill Lynch Liquidity Series, LLC Money
                                                    Market Series(c)(d)....................      46,066,350       4.4
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL SHORT-TERM SECURITIES
                                                  (COST--$58,052,364)......................      58,052,364       5.5
------------------------------------------------------------------------------------------------------------------------
                                                  TOTAL INVESTMENTS
                                                  (COST--$973,056,132*)....................   1,108,278,524     104.5
                                                  LIABILITIES IN EXCESS OF OTHER ASSETS....     (47,207,389)     (4.5)
                                                                                             --------------     -----
                                                  NET ASSETS...............................  $1,061,071,135     100.0%
                                                                                             ==============     =====
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $981,321,348
                                                               ============
Gross unrealized appreciation...............................   $166,055,313
Gross unrealized depreciation...............................    (39,098,137)
                                                               ------------
Net unrealized appreciation.................................   $126,957,176
                                                               ============

(a)  Non-income producing security.

(b)  Depositary receipts.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
AFFILIATE                                                      NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(50,157,842)  $485,439
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $(35,407,650)  $ 67,168
--------------------------------------------------------------------------------------

(d) Security was purchased with the cash proceeds from securities loans.
(e) Security, or a portion of security, is on loan.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $45,097,867) (identified
  cost--$915,003,768).......................................                  $1,050,226,160
Investments in affiliated securities, at value (identified
  cost--$58,052,364)........................................                      58,052,364
Receivables:
  Dividends.................................................  $  1,463,507
  Capital shares sold.......................................         9,431
  Securities lending........................................         3,697         1,476,635
                                                              ------------
Prepaid expenses............................................                          10,711
                                                                              --------------
Total assets................................................                   1,109,765,870
                                                                              --------------
--------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                      46,066,350
Payables:
  Capital shares redeemed...................................     1,844,880
  Investment adviser........................................       496,154
  Custodian.................................................       116,527
  Other affiliates..........................................        13,207
  Distributor...............................................         5,112         2,475,880
                                                              ------------
Accrued expenses............................................                         152,505
                                                                              --------------
Total liabilities...........................................                      48,694,735
                                                                              --------------
--------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $1,061,071,135
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                  $    6,934,382
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                         207,393
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          42,129
Paid-in capital in excess of par............................                     919,022,676
Undistributed investment income--net........................  $      5,393
Accumulated realized capital losses--net....................      (363,230)
Unrealized appreciation--net................................   135,222,392
                                                              ------------
Total accumulated earnings--net.............................                     134,864,555
                                                                              --------------
NET ASSETS..................................................                  $1,061,071,135
                                                                              ==============
--------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $1,024,308,229 and
  69,343,816 shares outstanding.............................                  $        14.77
                                                                              ==============
Class II--Based on net assets of $30,551,635 and 2,073,929
  shares outstanding........................................                  $        14.73
                                                                              ==============
Class III--Based on net assets of $6,211,271 and 421,285
  shares outstanding........................................                  $        14.74
                                                                              ==============
--------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $242,621 foreign withholding tax).........                $ 21,781,973
Interest from affiliates....................................                     485,439
Securities lending--net.....................................                      67,168
                                                                            ------------
Total income................................................                  22,334,580
                                                                            ------------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $7,061,607
Accounting services.........................................     429,941
Printing and shareholder reports............................     130,262
Custodian fees..............................................      75,912
Professional fees...........................................      69,164
Directors' fees and expenses................................      67,965
Distribution fees--Class II.................................      48,823
Distribution fees--Class III................................      11,499
Transfer agent fees--Class I................................       4,843
Pricing services............................................       1,192
Transfer agent fees--Class II...............................         138
Transfer agent fees--Class III..............................          20
Other.......................................................      37,953
                                                              ----------
Total expenses..............................................                   7,939,319
                                                                            ------------
Investment income--net......................................                  14,395,261
                                                                            ------------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments--net..........................................  84,507,333
  Options written--net......................................     172,501      84,679,834
                                                              ----------
Change in unrealized appreciation on investments--net.......                 (73,509,680)
                                                                            ------------
Total realized and unrealized gain--net.....................                  11,170,154
                                                                            ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 25,565,415
                                                                            ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          FOR THE
                                                                        YEAR ENDED
                                                                       DECEMBER 31,
                                                              -------------------------------
INCREASE (DECREASE) IN NET ASSETS:                                 2005             2004
---------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   14,395,261   $   14,239,229
Realized gain--net..........................................      84,679,834       69,831,058
Change in unrealized appreciation--net......................     (73,509,680)      54,112,760
                                                              --------------   --------------
Net increase in net assets resulting from operations........      25,565,415      138,183,047
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (13,955,411)     (13,850,971)
  Class II..................................................        (368,619)        (341,712)
  Class III.................................................         (73,166)         (27,341)
Realized gain--net:
  Class I...................................................     (76,253,756)      (1,942,790)
  Class II..................................................      (2,264,367)         (55,657)
  Class III.................................................        (438,061)          (4,087)
                                                              --------------   --------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................     (93,353,380)     (16,222,558)
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................    (216,808,223)    (120,873,796)
                                                              --------------   --------------
---------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (284,596,188)       1,086,693
Beginning of year...........................................   1,345,667,323    1,344,580,630
                                                              --------------   --------------
End of year*................................................  $1,061,071,135   $1,345,667,323
                                                              ==============   ==============
---------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $        5,393   $        7,376
                                                              ==============   ==============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                     -----------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE        -----------------------------------------------------------------
FINANCIAL STATEMENTS.                                   2005         2004          2003          2002          2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.................  $    15.70   $    14.31    $    10.85    $    13.47    $    13.71
                                                     ----------   ----------    ----------    ----------    ----------
Investment income--net**...........................         .19          .16           .14           .12           .14
Realized and unrealized gain (loss)--net...........         .27         1.42          3.47         (2.48)          .44
                                                     ----------   ----------    ----------    ----------    ----------
Total from investment operations...................         .46         1.58          3.61         (2.36)          .58
                                                     ----------   ----------    ----------    ----------    ----------
Less dividends and distributions:
  Investment income--net...........................        (.22)        (.17)         (.15)         (.13)         (.13)
  Realized gain--net...............................       (1.17)        (.02)           --          (.13)         (.69)
                                                     ----------   ----------    ----------    ----------    ----------
Total dividends and distributions..................       (1.39)        (.19)         (.15)         (.26)         (.82)
                                                     ----------   ----------    ----------    ----------    ----------
Net asset value, end of year.......................  $    14.77   $    15.70    $    14.31    $    10.85    $    13.47
                                                     ==========   ==========    ==========    ==========    ==========
----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.................       2.94%       11.07%        33.23%       (17.77%)        4.26%
                                                     ==========   ==========    ==========    ==========    ==========
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................................        .67%         .66%          .67%          .67%          .68%
                                                     ==========   ==========    ==========    ==========    ==========
Investment income--net.............................       1.23%        1.09%         1.17%         1.02%         1.00%
                                                     ==========   ==========    ==========    ==========    ==========
----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).............  $1,024,308   $1,306,051    $1,306,427    $1,051,063    $1,310,134
                                                     ==========   ==========    ==========    ==========    ==========
Portfolio turnover.................................      37.07%       47.48%        24.57%        41.31%        61.04%
                                                     ==========   ==========    ==========    ==========    ==========
----------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS II
                                                              --------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 --------------------------------------------------
FINANCIAL STATEMENTS.                                          2005      2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $ 15.66   $ 14.27    $ 10.82    $ 13.43    $ 13.68
                                                              -------   -------    -------    -------    -------
Investment income--net**....................................      .16       .14        .12        .11        .11
Realized and unrealized gain (loss)--net....................      .27      1.42       3.46      (2.48)       .45
                                                              -------   -------    -------    -------    -------
Total from investment operations............................      .43      1.56       3.58      (2.37)       .56
                                                              -------   -------    -------    -------    -------
Less dividends and distributions:
  Investment income--net....................................     (.19)     (.15)      (.13)      (.11)      (.12)
  Realized gain--net........................................    (1.17)     (.02)        --       (.13)      (.69)
                                                              -------   -------    -------    -------    -------
Total dividends and distributions...........................    (1.36)     (.17)      (.13)      (.24)      (.81)
                                                              -------   -------    -------    -------    -------
Net asset value, end of year................................  $ 14.73   $ 15.66    $ 14.27    $ 10.82    $ 13.43
                                                              =======   =======    =======    =======    =======
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................    2.78%    10.94%     33.05%    (17.89%)     4.05%
                                                              =======   =======    =======    =======    =======
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .82%      .81%       .82%       .82%       .83%
                                                              =======   =======    =======    =======    =======
Investment income--net......................................    1.08%      .94%      1.02%       .87%       .85%
                                                              =======   =======    =======    =======    =======
----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $30,552   $36,886    $38,154    $33,535    $46,031
                                                              =======   =======    =======    =======    =======
Portfolio turnover..........................................   37.07%    47.48%     24.57%     41.31%     61.04%
                                                              =======   =======    =======    =======    =======
----------------------------------------------------------------------------------------------------------------

* Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                            CLASS III
                                                              -------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED       MAY 25, 2004+ TO
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   DECEMBER 31, 2004
---------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  15.69            $  14.29
                                                                  --------            --------
Investment income--net***...................................           .15                 .08
Realized and unrealized gain--net...........................           .26                1.50
                                                                  --------            --------
Total from investment operations............................           .41                1.58
                                                                  --------            --------
Less dividends and distributions:
  Investment income--net....................................          (.19)               (.16)
  Realized gain--net........................................         (1.17)               (.02)
                                                                  --------            --------
Total dividends and distributions...........................         (1.36)               (.18)
                                                                  --------            --------
Net asset value, end of period..............................      $  14.74            $  15.69
                                                                  ========            ========
---------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         2.62%              11.08%@
                                                                  ========            ========
---------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .92%                .92%*
                                                                  ========            ========
Investment income--net......................................          .98%                .89%*
                                                                  ========            ========
---------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $  6,211            $  2,730
                                                                  ========            ========
Portfolio turnover..........................................        37.07%              47.48%
                                                                  ========            ========
---------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Basic Value V.I. Fund (formerly Merrill Lynch Basic Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Custodian--The fund recorded an amount payable to the custodian reflecting an overnight overdraft resulting from management estimates of available cash.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $48 has been reclassified between undistributed net investment income and accumulated net realized capital gains as a result of a permanent difference attributable to a reclassification of distributions. This reclassification has no effect on net assets or net asset values per share.

--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.
  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of December 31, 2005, the Fund lent securities with a value of $3,139,884 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $28,828 in securities lending agent fees from the Fund.

  In addition, for the year ended December 31, 2005, MLPF&S earned $220,064 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $29,182 for certain accounting services for the year ended December 31, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $431,252,134 and $659,563,637, respectively.

  Transactions in call options written for the year ended December 31, 2005 were as follows:

------------------------------------------------------------------
                                            Number of    Premiums
                                            Contracts    Received
------------------------------------------------------------------
Outstanding call options written,
 beginning of year........................       --      $      --
Options written...........................    1,663        172,501
Options expired...........................   (1,663)      (172,501)
                                             ------      ---------
Outstanding call options written, end of
 year.....................................       --      $      --
                                             ======      =========
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $216,808,223 and $120,873,796 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    1,395,676    $  21,413,395
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    6,084,585       90,209,167
                                     -----------    -------------
Total issued.......................    7,480,261      111,622,562
Shares redeemed....................  (21,307,235)    (327,769,202)
                                     -----------    -------------
Net decrease.......................  (13,826,974)   $(216,146,640)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares For the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................    4,614,873    $  68,622,132
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    1,005,972       15,793,761
                                     -----------    -------------
Total issued.......................    5,620,845       84,415,893
Shares redeemed....................  (13,769,347)    (203,215,728)
                                     -----------    -------------
Net decrease.......................   (8,148,502)   $(118,799,835)
                                     ===========    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares For the Year Ended                      Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    20,706    $   314,669
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................   178,118      2,632,986
                                          --------    -----------
Total issued............................   198,824      2,947,655
Shares redeemed.........................  (479,932)    (7,395,130)
                                          --------    -----------
Net decrease............................  (281,108)   $(4,447,475)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares For the Year Ended                      Dollar
December 31, 2004                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................    17,365    $   250,615
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    25,374        397,369
                                          --------    -----------
Total issued............................    42,739        647,984
Shares redeemed.........................  (361,452)    (5,293,175)
                                          --------    -----------
Net decrease............................  (318,713)   $(4,645,191)
                                          ========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares For the Year Ended                      Dollar
December 31, 2005                           Shares       Amount
-----------------------------------------------------------------
Shares sold...............................  238,497    $3,675,651
Shares issued to shareholders in
 reinvestment of dividends and
 distributions............................   34,618       511,227
                                            -------    ----------
Total issued..............................  273,115     4,186,878
Shares redeemed...........................  (25,868)     (400,986)
                                            -------    ----------
Net increase..............................  247,247    $3,785,892
                                            =======    ==========
-----------------------------------------------------------------

-----------------------------------------------------------------------
Class III Shares For the Period May 24, 2004+ to               Dollar
December 31, 2004                                 Shares       Amount
-----------------------------------------------------------------------
Shares sold..................................     178,094    $2,628,805
Shares issued to shareholders in reinvestment of
 dividends and distributions.................       2,004        31,428
                                                  -------    ----------
Total issued.................................     180,098     2,660,233
Shares redeemed..............................      (6,060)      (89,003)
                                                  -------    ----------
Net increase.................................     174,038    $2,571,230
                                                  =======    ==========
-----------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

------------------------------------------------------------------
                                         12/31/2005    12/31/2004
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $21,913,790   $14,220,024
 Net long-term capital gains...........   71,439,590     2,002,534
                                         -----------   -----------
Total taxable distributions............  $93,353,380   $16,222,558
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $      5,393
Undistributed long-term capital gains--net.........     7,901,986
                                                     ------------
Total undistributed earnings--net..................     7,907,379
Capital loss carryforward..........................            --
Unrealized gains--net..............................   126,957,176*
                                                     ------------
Total accumulated earnings--net....................  $134,864,555
                                                     ============
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Basic Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Basic Value V.I. Fund (formerly, Merrill Lynch Basic Value V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Basic Value V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

        MERCURY CORE BOND V.I. FUND
        ------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  We continue to monitor the interest rate environment and the credit markets for opportunities to become more aggressive and increase the Portfolio's yield.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Core Bond V.I. Fund's Class I Shares posted a total return of +1.98%. For the same period, the benchmark Lehman Brothers Aggregate Bond Index returned +2.43%.

  Fund performance during the fiscal year was driven primarily by our duration profile and yield curve positioning. Specifically, we maintained a short duration profile for much of the year in anticipation of rising long-term interest rates. With the economy on solid footing and the Federal Reserve Board (the Fed) in tightening mode, we expected that long-term interest rates would follow short-term interest rates higher. This did not occur to the extent we expected. For some context, the Fed increased its target short-term interest rate 200 basis points (2%) during the fiscal period--from 2.25% to 4.25%. During that same time, the two-year Treasury yield rose 133 basis points from 3.08% to 4.41% whereas the 10-year Treasury yield rose just 15 basis points from 4.24% to 4.39% and the 30-year Treasury yield declined 33 basis points from 5.02% to 4.69%. Under these circumstances, our short duration hindered relative performance.

  However, the movement in interest rates also resulted in a pronounced flattening of the yield curve, with the difference between the two-year and 10-year Treasury yield just two basis points at period-end. We had positioned the portfolio for this flattening phenomenon, and performance benefited as a result. By overweighting the long end of the yield curve and underweighting shorter-dated bonds, the portfolio profited from the capital appreciation as long-term bond prices rallied.

  Finally, we reduced our position in the auto sector as earnings disappointments in the industry began to have an effect on these credits. This detracted slightly from Fund performance for the year.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We reduced the Fund's weighting in spread product--those assets less correlated with Treasury securities--as investor sentiment grew less favorable during the period. We eliminated our position in the high yield sector (which is not represented in the benchmark index) as the asset class suffered amid several significant credit events this past year. The most notable shake-up came in the middle part of the year with the downgrade of Ford Motor Company's and General Motors Corporation's debt to junk status. We also halved our overweighting in investment grade credit from 10% above the benchmark to just 5%. We actually moved to an underweight position for some time before re-establishing some of our corporate exposure in the final quarter of the fiscal year through the purchase of index product (that is, synthetic securities meant to replicate the performance of broad-based sectors). At period-end, 28% of the portfolio's net assets were invested in investment-grade credit, compared to 34.5% a year ago. While trimming our exposure, we improved the overall credit quality of the corporate bonds we retained in an effort to reduce the volatility of the portfolio. Also of note, we extended the duration of our corporate holdings in an effort to pick up incremental yield. Given its low correlation to Treasury securities, the corporate yield curve actually steepened as the Treasury curve flattened.

  While reducing these positions, we added exposure to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), creating overweight positions relative to the benchmark of 7% and 3%, respectively. Our exposure to ABS came mainly through the home equity loan sector. We believe CMBS and ABS offer a good risk/reward profile at this time. These are high-quality (that is, AAA-rated) sectors with the potential to generate additional yield for the portfolio. While spreads on CMBS and ABS (versus U.S. Treasury issues) are tight by historical standards, we believe the prospect for spread widening is substantially less than in other spread sectors.

  We initiated a position in Treasury Inflation Protected Securities (TIPS), which offer value versus U.S. Treasury securities in an environment of rising inflation. Our position in TIPS reached as high as 4.5% during the fiscal year, but had been trimmed to 0.5% by period-end as consistent signs of inflation failed to materialize.

  In August and September, Hurricanes Katrina and Rita caused mass destruction in the U.S. Gulf Coast region, creating uncertainty in terms of the impact on the economy and the markets, as well as Fed sentiment. This

--------------------------------------------------------------------------------

prompted us to remove our yield curve flattening bias and add some exposure to the short end of the yield curve, an area we had avoided since the Fed began raising interest rates in 2004. Specifically, we increased exposure to the two-year sector while reducing our position in 30-year Treasury securities. We are less certain about the near-term direction of the yield curve and, therefore, believe it is prudent to reduce risk in this sector. Finally, we continued to use derivatives throughout the period to manage interest rate risk.

HOW WOULD YOU CHARACTERIZE THE PORTFOLIO'S POSITION AT THE CLOSE OF THE PERIOD?

  We anticipate that the U.S. economy will enter a mid-cycle slowdown by the second half of 2006. The U.S. consumer has supported the economy for some time. In our view, the resilience of the consumer sector is likely to be tested by high energy prices, higher interest rates and changes in the banking industry aimed at curtailing "speculative borrowing," thereby limiting consumers' ability to continue tapping into the equity of their homes. In this environment, we believe that high-quality spread sectors should continue to do well on a relative basis. In a mid-cycle slowdown, combined with the Treasury yield curve steepening, the credit curve will flatten, allowing high-quality spread sectors to perform well. Thus, after reducing exposure during the course of the fiscal year, we started to become more constructive on these assets and ended the period with a 13% overweighting relative to our benchmark. We continue to favor investment grade corporate bonds, ABS and CMBS.

  The Fund's duration profile at period-end was close to that of its benchmark. We would look to increase duration when the yield on the 10-year Treasury note moves into the 4.5% to 5% range. Before this occurs, we would expect the yield curve to invert temporarily, with the short end offering higher yields than the long end. For its part, the Fed is likely to continue increasing short-term interest rates in the early months of 2006 before pausing to evaluate the impact of its measured interest rate-hiking campaign.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                               MERCURY CORE BOND V.I. FUND+--       LEHMAN BROTHERS AGGREGATE
                                                                      CLASS I SHARES*                      BOND INDEX++
                                                               ------------------------------       -------------------------
12/95                                                                      10000                              10000
12/96                                                                      10220                              10363
12/97                                                                      11100                              11364
12/98                                                                      11968                              12351
12/99                                                                      11688                              12249
12/00                                                                      12857                              13673
12/01                                                                      13714                              14828
12/02                                                                      15023                              16348
12/03                                                                      15735                              17019
12/04                                                                      16442                              17758
12/05                                                                      16768                              18189

                                                 MERCURY CORE BOND V.I.      MERCURY CORE BOND V.I.          LEHMAN BROTHERS
                                                 FUND+--CLASS II SHARES*    FUND+--CLASS III SHARES*     AGGREGATE BOND INDEX++
                                                 -----------------------    ------------------------     ----------------------
9/30/04**                                                 10000                       10000                       10000
12/04                                                     10108                       10108                       10095
12/05                                                     10317                       10317                       10341

  * Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
 ** Commencement of Operations.
  + The Fund invests at least 90% of its net assets in fixed income securities. ++ This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment-grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +1.98%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        +5.46
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         +5.30
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +2.07%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +2.53
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +2.07%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +2.53
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  -0.24%         +1.98%          4.09%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 -0.15          +2.07             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                -0.15          +2.07             --
--------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index**                           -0.08          +2.43             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of U.S. government and agency securities, mortgage-backed securities issued by the Government National Mortgage Association, Freddie Mac or Fannie Mae and investment grade (rated BBB or better) corporate bonds.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other fund's shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 EXPENSES PAID
                                                             BEGINNING          ENDING         DURING THE PERIOD
                                                           ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                           JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005*
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000           $  997.60             $2.80
-----------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000           $  998.50             $2.80
-----------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000           $  998.50             $2.80
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                       $1,000           $1,022.70             $2.83
-----------------------------------------------------------------------------------------------------------------
Class II                                                      $1,000           $1,022.70             $2.83
-----------------------------------------------------------------------------------------------------------------
Class III                                                     $1,000           $1,022.70             $2.83
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.55% for Class I, .55% for Class II and .55% for Class
    III), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .70% and .80%, the actual expenses paid would have been approximately $3.56 and $4.07, and the hypothetical expenses paid would have been approximately $3.61 and $4.12 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Corporate Bonds.............................................        24.7%
Asset-Backed Securities.....................................        19.8
Non-Government Agency Mortgage-Backed Securities............        14.0
Government Agency Mortgage-Backed Securities................        12.3
Government & Agency Obligations.............................         9.0
Preferred Securities........................................         1.8
Foreign Government Obligations..............................         1.5
Municipal Bonds.............................................         0.2
Other*......................................................        16.7
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments and options

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005                (in U.S. dollars)
--------------------------------------------------------------------------------

                                  FACE
                                 AMOUNT                       ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 ACE Securities Corp.(b):
                              USD 1,026,267        Series 2003-OP1 Class A2, 4.74% due 12/25/2033...  $   1,027,345
                                  2,000,000        Series 2005-ASP1 Class M1, 5.059% due 9/25/2035..      1,995,900
                                  5,200,000        Series 2005-HE6 Class A2B, 4.579% due
                                                   10/25/2035.......................................      5,200,000
                                  1,420,376      Aegis Asset-Backed Securities Trust Series 2004-1
                                                   Class A, 4.729% due 4/25/2034(b).................      1,421,735
                                  1,000,000      Altius Funding Ltd. Series 2005-2A Class D, 6.712%
                                                   due 12/05/2040(a)(b).............................      1,000,000
                                  1,600,000      Ameriquest Mortgage Securities, Inc. Series 2004-R1
                                                   Class M2, 4.96% due 2/25/2034(b).................      1,603,153
                                  2,591,116      Argent Securities, Inc. Series 2004-W11 Class A3,
                                                   4.739% due 11/25/2034(b).........................      2,593,790
                                                 Bear Stearns Asset Backed Securities, Inc.(b):
                                  3,900,000        4.71% due 6/27/2007..............................      3,899,391
                                  1,946,449        Series 2004-HE9 Class 1A2, 4.75% due 3/25/2032...      1,948,801
                                  5,300,000        Series 2005-HE10 Class A2, 4.669% due 8/25/2035..      5,302,722
                                  2,000,000        Series 2005-SD1 Class 1A2, 4.679% due 7/25/2027..      2,004,894
                                    470,000      Buckingham CDO Ltd. Series 2005-2A Class E, 7.14%
                                                   due 4/05/2041(a)(b)..............................        470,000
                                    927,883      CIT Equipment Collateral Series 2003-VT1 Class A3A,
                                                   4.50% due 4/20/2007(b)...........................        928,246
                                                 California Infrastructure Series 1997-1:
                                    436,975        PG&E-1 Class A7, 6.42% due 9/25/2008.............        440,283
                                    348,115        SCE-1 Class A6, 6.38% due 9/25/2008..............        350,949
                                                 Capital Auto Receivables Asset Trust:
                                    440,172        Series 2003-2 Class B, 4.649% due 1/15/2009(b)...        440,767
                                    900,000        Series 2004-2 Class D, 5.82% due 5/15/2012.......        892,927
                                  6,500,000      Chase Credit Card Master Trust Series 2003-1 Class
                                                   C, 5.469% due 4/15/2008(b).......................      6,502,666
                                                 Countrywide Asset-Backed Certificates(b):
                                  2,100,000        Series 2003-2 Class M1, 5.079% due 6/26/2033.....      2,107,682
                                    695,940        Series 2003-BC3 Class A2, 4.69% due 9/25/2033....        696,662
                                  1,623,075        Series 2004-5 Class A, 4.83% due 10/25/2034......      1,631,536
                                  1,600,000        Series 2004-5 Class M2, 5.049% due 7/25/2034.....      1,608,045
                                  1,750,000        Series 2004-13 Class AF4, 4.583% due 1/25/2033...      1,733,819
                                  1,750,000        Series 2004-13 Class MF1, 5.071% due 12/25/2034..      1,726,004
                                  1,950,000      Credit-Based Asset Servicing and Securitization
                                                   Series 2005-CB2 Class AV2, 4.579% due
                                                   4/25/2036(b).....................................      1,950,815
                                  2,800,000      Equifirst Mortgage Loan Trust Series 2004-2 Class
                                                   M1, 4.93% due 7/25/2034(b).......................      2,810,434
                                                 First Franklin Mortgage Loan Asset-Backed
                                                   Certificates(b):
                                    947,815        Series 2003-FF5 Class A2, 4.739% due 3/25/2034...        948,432
                                  4,312,044        Series 2004-FF10 Class A2, 4.779% due
                                                   12/25/2032.......................................      4,322,741
                                  5,126,053        Series 2005-FF10 Class A6, 4.729% due
                                                   11/25/2035.......................................      5,127,654
                                  2,850,000      GE Dealer Floorplan Master Note Trust Series 2004-2
                                                   Class B, 4.66% due 7/20/2009(b)..................      2,856,138
                                                 Home Equity Asset Trust(b):
                                  2,691,815        Series 2005-1 Class A2, 4.659% due 5/25/2035.....      2,693,048
                                  2,033,259        Series 2005-3 Class 1A2, 4.629% due 8/25/2035....      2,033,245
                                  2,808,858      Irwin Home Equity Series 2005-C Class 1A1, 4.639%
                                                   due 4/25/2030(b).................................      2,808,837
                                                 Long Beach Mortgage Loan Trust(b):
                                    610,684        Series 2002-4 Class 2A, 4.839% due 11/26/2032....        612,056
                                  1,461,392        Series 2004-1 Class A3, 4.679% due 2/25/2034.....      1,462,582

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                   ASSET-BACKED SECURITIES+                    VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 Morgan Stanley ABS Capital I, Inc.(b):
                              USD 1,300,000        Series 2003-NC5 Class M2, 6.03% due 4/25/2033....  $   1,309,803
                                  1,125,865        Series 2004-NC1 Class A2, 4.749% due 12/27/2033..      1,127,306
                                  1,276,257        Series 2004-NC2 Class A2, 4.679% due 12/25/2033..      1,279,104
                                    234,277        Series 2004-WMC1 Class A3, 4.629% due 6/25/2034..        234,299
                                  3,612,810        Series 2005-HE1 Class A2MZ, 4.679% due
                                                   12/25/2034.......................................      3,617,325
                                  1,410,919        Series 2005-NC2 Class A1MZ, 4.629% due
                                                   3/25/2035........................................      1,410,630
                                  1,419,230        Series 2005-NC2 Class A2MZ, 4.629% due
                                                   3/25/2035........................................      1,418,941
                                                 New Century Home Equity Loan Trust(b):
                                  1,152,953        Series 2004-2 Class A3, 4.629% due 8/25/2034.....      1,153,071
                                  3,003,642        Series 2004-3 Class A3, 4.769% due 11/25/2034....      3,007,980
                                  3,658,413        Series 2005-2 Class A2MZ, 4.639% due 6/25/2035...      3,659,027
                                                 Option One Mortgage Loan Trust(b):
                                  1,043,891        Series 2003-4 Class A2, 4.699% due 7/25/2033.....      1,045,232
                                    650,000        Series 2005-1 Class M5, 5.629% due 2/25/2035.....        653,318
                                                 Park Place Securities, Inc. Series 2005-WCH1(b):
                                  1,693,650        Class A1B, 4.68% due 1/25/2035...................      1,696,074
                                  1,290,877        Class A3D, 4.719% due 1/25/2035..................      1,292,729
                                    750,000      Popular ABS Mortgage Pass-Through Trust Series
                                                   2005-1 Class M2, 5.51% due 5/25/2035.............        730,390
                                                 Residential Asset Mortgage Products, Inc.(b):
                                  3,700,000        Series 2004-RS11 Class A2, 4.65% due 12/25/2033..      3,705,288
                                  2,650,000        Series 2005-RS3 Class AI2, 4.55% due 3/25/2035...      2,655,703
                                  1,471,291      Residential Asset Securities Corp. Series 2003-KS5
                                                   Class AIIB, 4.669% due 7/25/2033(b)..............      1,473,618
                                  4,500,000      Soundview Home Equity Loan Trust Series 2005-OPT3
                                                   Class A4, 4.679% due 11/25/2035(b)...............      4,500,000
                                                 Structured Asset Investment Loan Trust(b):
                                  3,250,000        Series 2003-BC6 Class M1, 5.129% due 7/25/2033...      3,262,307
                                  1,090,000        Series 2004-8 Class M4, 5.379% due 9/25/2034.....      1,093,957
                                  1,351,462      Structured Asset Securities Corp., Series 2004-23XS
                                                   Class 2A1, 4.55% due 1/25/2035(b)................      1,349,437
                                  5,871,021      Wells Fargo Home Equity Trust Series 2004-2 Class
                                                   A32, 4.719% due 2/25/2032(b).....................      5,886,879
                                    445,293      Whole Auto Loan Trust Series 2004-1 Class D, 5.60%
                                                   due 3/15/2011....................................        443,949
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL ASSET-BACKED SECURITIES
                                                 (COST--$123,184,906)--24.2%........................    123,159,666
--------------------------------------------------------------------------------------------------------------------
                                                           GOVERNMENT & AGENCY OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae:
                                  9,180,000        4% due 2/28/2007.................................      9,100,455
                                  4,840,000        7.125% due 1/15/2030.............................      6,318,088
                                  3,400,000      Federal Home Loan Bank System, 2.75% due
                                                   11/15/2006.......................................      3,342,948
                                                 U.S. Treasury Bonds:
                                    620,000        7.50% due 11/15/2016.............................        778,778
                                    380,000        8.125% due 8/15/2019.............................        515,524
                                  1,320,000        7.25% due 8/15/2022(c)...........................      1,718,991
                                    270,000        6.25% due 8/15/2023..............................        322,418
                                    270,000        6.625% due 2/15/2027.............................        342,541
                                  2,735,000        5.375% due 2/15/2031.............................      3,072,174

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
                                     AMOUNT                GOVERNMENT & AGENCY OBLIGATIONS                VALUE
--------------------------------------------------------------------------------------------------------------------
                                                 U.S. Treasury Inflation Indexed Bonds:
                              USD 3,818,325        3.875% due 1/15/2009.............................  $   4,013,121
                                  3,337,012        3.50% due 1/15/2011..............................      3,566,432
                                  7,040,925        1.625% due 1/15/2015.............................      6,783,213
                                                 U.S. Treasury Notes:
                                 12,100,000        4% due 8/31/2007(h)..............................     12,019,644
                                    200,000        3.75% due 5/15/2008..............................        197,156
                                    310,000        3.875% due 5/15/2010.............................        304,127
                                    590,000        3.625% due 6/15/2010.............................        572,600
                                  1,240,000        4.125% due 8/15/2010.............................      1,227,793
                                    135,000        4.25% due 10/15/2010.............................        134,293
                                    110,000        5% due 2/15/2011.................................        113,296
                                  1,447,000        4.50% due 11/15/2015.............................      1,458,870
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL GOVERNMENT & AGENCY OBLIGATIONS
                                                 (COST--$54,716,006)--11.0%.........................     55,902,462
--------------------------------------------------------------------------------------------------------------------
                                                                  GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
                                                 Fannie Mae Guaranteed Pass-Through Certificates:
                                  3,188,910        5.00% due 1/15/2036(k)...........................      3,089,257
                                 27,234,000        5.50% due 1/15/2036(k)...........................     26,961,660
                                    342,905        6.00% due 2/01/2017..............................        350,525
                                      6,462        6.00% due 1/01/2035-9/01/2035....................          8,305
                                  1,459,107        6.50% due 5/01/2032-7/01/2032....................      1,499,758
                                                 Freddie Mac Mortgage Participation Certificates:
                                 22,540,333        5.00% due 1/15/2036(k)...........................     21,814,805
                                  5,549,483        5.50% due 1/15/2021(k)...........................      5,580,699
                                 11,124,128        5.50% due 10/01/2034-1/15/2036(k)................     11,021,168
                                  3,646,926        6.00% due 5/01/2035..............................      3,683,775
                                  1,127,558        7.00% due 10/01/2031-9/01/2032...................      1,174,514
                                    286,057        7.50% due 5/01/2032..............................        300,194
                                  1,143,313      Ginnie Mae MBS Certificates., 6.50% due 4/15/2032-
                                                   9/15/2034........................................      1,193,632
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES
                                                 (COST--$76,472,193)--15.1%.........................     76,678,292
--------------------------------------------------------------------------------------------------------------------
                                                                NON-GOVERNMENT AGENCY
                                                             MORTGAGE-BACKED SECURITIES+
--------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE           4,128,000      Bear Stearns Adjustable Rate Mortgage Trust Series
OBLIGATIONS--5.7%                                  2004-4 Class A4, 3.512% due 6/25/2034(b).........      4,016,065
                                                 Impac Secured Assets CMN Owner Trust, Series
                                                   2004-3(b):
                                  3,398,444        Class 1A4, 4.779% due 11/25/2034.................      3,405,303
                                  2,200,000        Class M1, 4.979% due 11/25/2034..................      2,209,343
                                  4,796,163      RAAC Series 2005-SP2 Class 2A, 4.679% due
                                                   6/25/2044(b).....................................      4,796,124
                                  4,296,839      RMAC Plc Series 2003-NS2A Class A2C, 4.88% due
                                                   9/12/2035(b).....................................      4,302,286
                                  5,239,203      Residential Accredit Loans, Inc. Series 2005-QS12
                                                   Class A8, 4.729% due 8/25/2035(b)................      5,231,946
                                                 Structured Asset Securities Corp.(b):
                                  1,411,778        Series 2005-GEL2 Class A, 4.659% due 4/25/2035...      1,411,768
                                  2,387,542        Series 2005-OPT1 Class A4M, 4.52% due
                                                   11/25/2035.......................................      2,389,781
                                  1,098,770      Washington Mutual Series 2005-AR2 Class B4, 5.279%
                                                   due 1/25/2045(b).................................      1,043,832
                                                                                                      -------------
                                                                                                         28,806,448
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES--11.4%
                                                 Banc of America Commercial Mortgage, Inc.:
                                  4,100,000        Series 2005-4 Class A5A, 4.933% due 7/10/2045....      4,027,462
                                  4,600,000        Series 2005-6 Class A4, 5.182% due
                                                   9/10/2047(b).....................................      4,630,188

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE                     NON-GOVERNMENT AGENCY
                                     AMOUNT                  MORTGAGE-BACKED SECURITIES+                  VALUE
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED
  SECURITIES (CONCLUDED)
                              USD 5,200,000      Banc of America Large Loan Series 2003-BBA2 Class
                                                   A3, 4.44% due 11/15/2015(b)......................  $   5,204,089
                                  1,250,000      Bear Stearns Commercial Mortgage Security Series
                                                   2002-FL1A Class D, 4.85% due 8/03/2014(b)........      1,250,391
                                  3,800,000      CS First Boston Mortgage Securities Corp. Series
                                                   2005-C5 Class C, 5.10% due 8/15/2038(b)..........      3,723,088
                                  2,700,000      GS Mortgage Securities Corp. II Series 2005-GG4
                                                   Class A2, 4.475% due 7/10/2039...................      2,636,683
                                                 Greenwich Capital Commercial Funding Corp.:
                                  4,180,000        Series 2004-GG1 Class A4, 4.755% due 6/10/2036...      4,122,379
                                  5,350,000        Series 2005-GG5 Class B, 5.369% due
                                                   4/10/2037(b).....................................      5,336,625
                                                 JPMorgan Chase Commercial Mortgage Securities
                                                   Corp.:
                                  2,700,000        Series 2005-LDP2 Class A2, 4.575% due 7/15/2042..      2,644,890
                                  6,400,000        Series 2005-LDP4 Class A4, 4.918% due
                                                   10/15/2042(b)....................................      6,277,120
                                                 LB-UBS Commercial Mortgage Trust Series:
                                  2,950,000        2005-C3 Class A5, 4.739% due 7/15/2030...........      2,861,217
                                  2,700,000        2005-C7 Class C, 5.35% due 11/15/2040(b).........      2,700,000
                                  1,043,078      Nationslink Funding Corp. Series 1999-2 Class A3,
                                                   7.181% due 6/20/2031.............................      1,050,259
                                 11,250,000      Wachovia Bank Commercial Mortgage Trust Series
                                                   2005-C22 Class A4, 5.17% due 12/15/2044(b).......     11,411,775
                                                                                                      -------------
                                                                                                         57,876,166
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL NON-GOVERNMENT AGENCY
                                                 MORTGAGE-BACKED SECURITIES
                                                 (COST--$87,205,472)--17.1%.........................     86,682,614
--------------------------------------------------------------------------------------------------------------------
INDUSTRY                                                           CORPORATE BONDS
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.1%         2,090,000      BAE Systems Holdings, Inc., 4.75% due
                                                   8/15/2010(a).....................................      2,052,574
                                  1,765,000      Goodrich Corp., 6.60% due 5/15/2009................      1,843,904
                                                 Raytheon Co:
                                    790,000        8.30% due 3/01/2010..............................        884,870
                                    700,000        5.50% due 11/15/2012.............................        715,926
                                                                                                      -------------
                                                                                                          5,497,274
--------------------------------------------------------------------------------------------------------------------
AIRLINES--0.4%                      585,719      American Airlines, Inc. Series 2003-1, 3.857% due
                                                   1/09/2012........................................        564,545
                                    600,000      Continental Airlines, Inc. Series 2002-1, 6.563%
                                                   due 8/15/2013....................................        620,326
                                    940,000      Southwest Airlines Co., 7.875% due 9/01/2007.......        980,592
                                                                                                      -------------
                                                                                                          2,165,463
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.4%
                                                 DaimlerChrysler NA Holding Corp.:
                                  1,255,000        4.75% due 1/15/2008..............................      1,243,551
                                    600,000        7.75% due 1/18/2011..............................        656,476
                                                                                                      -------------
                                                                                                          1,900,027
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.8%               4,250,000      Abgenix, Inc., 3.50% due 3/15/2007(e)..............      4,207,500
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.5%
                                                 The Bear Stearns Cos., Inc.:
                                  1,290,000        4.543% due 1/30/2009(b)..........................      1,296,210
                                    375,000        5.70% due 11/15/2014.............................        386,772
                                  1,430,000      Credit Suisse First Boston USA, Inc., 4.70% due
                                                   6/01/2009........................................      1,418,473
                                                 Goldman Sachs Group, Inc.:
                                  2,845,000        5.70% due 9/01/2012..............................      2,926,589
                                  1,355,000        5.25% due 10/15/2013.............................      1,354,673
                                    545,000        6.125% due 2/15/2033.............................        571,988

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS (CONCLUDED)
                                                 Lehman Brothers Holdings, Inc.:
                              USD 1,605,000        3.50% due 8/07/2008..............................  $   1,549,069
                                    830,000        Series H, 4.50% due 7/26/2010....................        812,598
                                    285,000      Mellon Funding Corp., 6.40% due 5/14/2011..........        303,756
                                  1,400,000      Morgan Stanley, 5.30% due 3/01/2013................      1,402,808
                                    500,000      State Street Bank & Trust Co., 5.30% due
                                                   1/15/2016........................................        505,639
                                                                                                      -------------
                                                                                                         12,528,575
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.6%
                                                 Cytec Industries, Inc.:
                                  1,270,000        5.50% due 10/01/2010.............................      1,236,891
                                  1,130,000        6% due 10/01/2015................................      1,076,274
                                    565,000      Lubrizol Corp., 6.50% due 10/01/2034...............        589,879
                                                                                                      -------------
                                                                                                          2,903,044
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.8%              780,000      Bank of America Corp., 4.875% due 9/15/2012........        774,581
                                    580,000      Bank One Corp., 8% due 4/29/2027...................        732,388
                                  1,250,000      Barclays Bank Plc, 8.55%(a)(f).....................      1,442,099
                                    810,000      Corporacion Andina de Fomento, 6.875% due
                                                   3/15/2012........................................        881,165
                                  1,085,000      HSBC Bank USA NA, 5.875% due 11/01/2034............      1,094,704
                                    425,000      Hudson United Bancorp, 8.20% due 9/15/2006.........        433,809
                                    670,000      PNC Bank NA, 5.25% due 1/15/2017...................        667,217
                                    895,000      PNC Funding Corp., 6.125% due 2/15/2009............        923,698
                                    525,000      Popular North America, Inc., 3.875% due
                                                   10/01/2008.......................................        507,366
                                    600,000      United Overseas Bank Ltd., 5.796%(a)(b)(f).........        603,936
                                    550,000      Wachovia Corp., 5.50% due 8/01/2035................        535,871
                                    450,000      Wells Fargo & Co., 5% due 11/15/2014...............        446,043
                                                                                                      -------------
                                                                                                          9,042,877
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &
SUPPLIES--0.5%
                                                 Aramark Services, Inc.:
                                  1,020,000        6.375% due 2/15/2008.............................      1,043,243
                                    610,000        5% due 6/01/2012.................................        589,589
                                    710,000      International Lease Finance Corp., 2.95% due
                                                   5/23/2006........................................        705,303
                                                                                                      -------------
                                                                                                          2,338,135
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS
EQUIPMENT--0.5%
                                                 Harris Corp.:
                                  1,430,000        5% due 10/01/2015................................      1,381,719
                                  1,090,000        6.35% due 2/01/2028..............................      1,139,222
                                                                                                      -------------
                                                                                                          2,520,941
--------------------------------------------------------------------------------------------------------------------
COMPUTERS &                         900,000      International Business Machines Corp., 5.875% due
PERIPHERALS--0.2%                                  11/29/2032.......................................        947,048
--------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE--1.1%
                                                 HSBC Finance Corp.:
                                    905,000        6.50% due 11/15/2008.............................        941,901
                                    955,000        5.875% due 2/01/2009.............................        975,982
                                  1,785,000        6.75% due 5/15/2011..............................      1,915,610
                                    665,000      MBNA America Bank NA, 4.625% due 8/03/2009.........        659,804
                                                 MBNA Corp.:
                                    405,000        6.25% due 1/17/2007..............................        409,613
                                    250,000        5.625% due 11/30/2007............................        253,083
                                    650,000        4.625% due 9/15/2008.............................        645,283
                                                                                                      -------------
                                                                                                          5,801,276
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL
SERVICES--4.1%
                                                 Citigroup, Inc.:
                                  2,210,000        5.625% due 8/27/2012.............................      2,277,874
                                  1,030,000        5.85% due 12/11/2034.............................      1,072,684
                                                 General Electric Capital Corp.:
                                  1,525,000        6% due 6/15/2012.................................      1,606,116
                                  1,845,000        6.75% due 3/15/2032..............................      2,165,755

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL
  SERVICES (CONCLUDED)
                                                 JPMorgan Chase & Co.:
                              USD 1,270,000        5.75% due 1/02/2013..............................  $   1,309,731
                                  1,050,000        4.75% due 3/01/2015..............................      1,014,991
                                    585,000        4.891% due 9/01/2015(b)..........................        578,593
                                                 Links Finance Corp.(b):
                                  1,200,000        4.741% due 9/15/2010.............................      1,199,831
                                  1,200,000        Series 54, 4.12% due 9/15/2010...................      1,199,831
                                  1,200,000        Series 55, 4.741% due 9/15/2010..................      1,197,419
                                                 Sigma Finance Corp.(b)(j):
                                  4,850,000        6.84% due 8/15/2011..............................      4,850,000
                                  2,400,000        4.20% due 3/31/2014..............................      2,426,722
                                                                                                      -------------
                                                                                                         20,899,547
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         600,000      BellSouth Corp., 6% due 11/15/2034.................        599,456
TELECOMMUNICATION
SERVICES--1.6%

                                                 Deutsche Telekom International Finance BV:
                                    828,000        5.25% due 7/22/2013..............................        823,599
                                    570,000        8.75% due 6/15/2030..............................        724,965
                                    925,000      France Telecom SA, 7.75% due 3/01/2011.............      1,033,169
                                  1,620,000      GTE Corp., 6.84% due 4/15/2018.....................      1,737,427
                                  1,080,000      SBC Communications, Inc., 6.45% due 6/15/2034......      1,123,820
                                  1,105,000      TELUS Corp., 7.50% due 6/01/2007...................      1,141,062
                                    915,000      Verizon Global Funding Corp., 5.85% due 9/15/2035..        881,760
                                                                                                      -------------
                                                                                                          8,065,258
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.3%          1,040,000      AEP Texas Central Co. Series D, 5.50% due
                                                   2/15/2013........................................      1,052,372
                                                 FirstEnergy Corp.:
                                  1,128,000        7.375% due 11/15/2031............................      1,331,006
                                  1,335,000        Series B, 6.45% due 11/15/2011...................      1,415,096
                                    580,000      Florida Power & Light Co., 5.40% due 9/01/2035.....        566,052
                                  3,350,000      PPL Capital Funding, 5.418% due 5/18/2006(b).......      3,352,700
                                    665,000      Pacific Gas & Electric Co., 6.05% due 3/01/2034....        688,248
                                    860,000      Public Service Co. of New Mexico, 4.40% due
                                                   9/15/2008........................................        842,173
                                    625,000      Puget Energy, Inc., 5.483% due 6/01/2035...........        606,073
                                  1,010,000      SPI Electricity & Gas Australia Holdings Pty Ltd.,
                                                   6.15% due 11/15/2013(a)..........................      1,078,171
                                    235,000      Southern California Edison Co., 4.43% due
                                                   1/13/2006(b).....................................        234,992
                                    620,000      Westar Energy, Inc., 6% due 7/01/2014..............        649,529
                                                                                                      -------------
                                                                                                         11,816,412
--------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.4%               1,415,000      Cadbury Schweppes US Finance LLC, 3.875% due
                                                   10/01/2008(a)....................................      1,374,136
                                    545,000      SYSCO Corp., 5.375% due 9/21/2035..................        533,475
                                                                                                      -------------
                                                                                                          1,907,611
--------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%                 945,000      Panhandle Eastern Pipe Line Series B, 2.75% due
                                                   3/15/2007........................................        918,904
--------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &               610,000      Harrah's Operating Co., Inc., 5.625% due
LEISURE--0.1%                                      6/01/2015........................................        599,277
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.2%          1,600,000      American Greetings, 6.10% due 8/01/2028............      1,624,000
                                                 DR Horton, Inc.:
                                  1,545,000        5% due 1/15/2009.................................      1,524,243
                                    680,000        6.875% due 5/01/2013.............................        709,612
                                    950,000        5.625% due 9/15/2014.............................        915,093
                                                 KB Home:
                                  1,355,000        5.75% due 2/01/2014..............................      1,277,589
                                     65,000        5.875% due 1/15/2015.............................         61,300
                                                                                                      -------------
                                                                                                          6,111,837
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                    USD 2,075,000      Tyco International Group SA, 6.75% due 2/15/2011...  $   2,181,632
CONGLOMERATES--0.4%
--------------------------------------------------------------------------------------------------------------------
INSURANCE--2.6%                   1,225,000      AON Corp., 6.95% due 1/15/2007.....................      1,245,435
                                  1,135,000      Fund American Cos., Inc., 5.875% due 5/15/2013.....      1,145,285
                                                 Marsh & McLennan Cos., Inc.:
                                  1,500,000        5.15% due 9/15/2010..............................      1,490,025
                                    550,000        5.75% due 9/15/2015..............................        554,419
                                  1,745,000      Montpelier Re Holdings Ltd., 6.125% due 8/15/2013..      1,697,018
                                  1,260,000      NLV Financial Corp., 7.50% due 8/15/2033(a)........      1,395,107
                                    425,000      North Front Pass-Through Trust, 5.81% due
                                                   12/15/2024(a)(b).................................        425,394
                                    310,000      Prudential Financial, Inc., 4.104% due
                                                   11/15/2006.......................................        307,964
                                  1,280,000      Prudential Holdings LLC, 8.695% due 12/18/2023(a)..      1,622,285
                                  1,288,000      UnumProvident Finance Co. Plc, 6.85% due
                                                   11/15/2015(a)....................................      1,341,617
                                  1,015,000      Willis Group North America, Inc., 5.625% due
                                                   7/15/2015........................................      1,014,605
                                  1,250,000      XL Capital Ltd., 5.25% due 9/15/2014...............      1,220,100
                                                                                                      -------------
                                                                                                         13,459,254
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.9%                         585,000      Clear Channel Communications, Inc., 5.50% due
                                                   9/15/2014........................................        559,779
                                    770,000      Comcast Cable Communications Holdings, Inc., 8.375%
                                                   due 3/15/2013....................................        891,257
                                  1,045,000      Cox Communications, Inc., 7.75% due 11/01/2010.....      1,131,808
                                  1,650,000      Lenfest Communications, Inc., 10.50% due
                                                   6/15/2006........................................      1,684,973
                                    550,000      Media General, Inc., 6.95% due 9/01/2006...........        554,337
                                    630,000      News America Holdings, 9.25% due 2/01/2013.........        765,151
                                                 News America, Inc.:
                                    565,000        6.20% due 12/15/2034.............................        561,215
                                    890,000        6.40% due 12/15/2035(a)..........................        897,064
                                    555,000        6.75% due 1/09/2038..............................        586,828
                                  1,790,000      Time Warner Companies, Inc., 9.125% due
                                                   1/15/2013........................................      2,118,601
                                                                                                      -------------
                                                                                                          9,751,013
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.3%               585,000      Alcan, Inc., 5.75% due 6/01/2035...................        569,597
                                    965,000      Textron Financial Corp., 2.75% due 6/01/2006.......        957,651
                                                                                                      -------------
                                                                                                          1,527,248
--------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES--0.3%               160,000      Ameren Corp., 4.263% due 5/15/2007.................        157,708
                                                 Dominion Resources, Inc.:
                                    510,000        5.95% due 6/15/2035..............................        497,804
                                    860,000        Series B, 4.64% due 5/15/2006(b).................        860,759
                                                                                                      -------------
                                                                                                          1,516,271
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE               630,000      Consolidated Natural Gas Co., 5% due 12/01/2014....        611,211
FUELS--1.9%
                                    884,000      Kern River Funding Corp., 4.893% due 4/30/2018(a)..        866,444
                                    755,000      Kinder Morgan Energy Partners LP, 5.35% due
                                                   8/15/2007........................................        756,885
                                    785,000      Midamerican Energy Holdings Co., 5.875% due
                                                   10/01/2012.......................................        810,405
                                    695,000      Motiva Enterprises LLC, 5.20% due 9/15/2012(a).....        700,589
                                  3,350,000      Pemex Project Funding Master Trust, 5.791% due
                                                   6/15/2010(a)(b)..................................      3,467,250
                                    395,000      Texaco Capital, Inc., 8.625% due 6/30/2010.........        456,274
                                  2,110,000      Ultramar Diamond Shamrock Corp., 6.75% due
                                                   10/15/2037.......................................      2,253,940
                                                                                                      -------------
                                                                                                          9,922,998
--------------------------------------------------------------------------------------------------------------------
PAPER & FOREST                    1,260,000      Celulosa Arauco y Constitucion SA, 8.625% due
PRODUCTS--0.3%                                     8/15/2010........................................      1,421,775
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CORPORATE BONDS                        VALUE
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.4%         USD 1,815,000      Wyeth, 5.50% due 3/15/2013.........................  $   1,839,989
--------------------------------------------------------------------------------------------------------------------
REAL ESTATE--1.1%                   575,000      Developers Diversified Realty Corp., 6.625% due
                                                   1/15/2008........................................        590,365
                                    865,000      HRPT Properties Trust, 5.75% due 11/01/2015........        862,012
                                    700,000      Health Care Property Investors, Inc., 6.50% due
                                                   2/15/2006........................................        700,801
                                    590,000      iStar Financial, Inc., 5.80% due 3/15/2011.........        593,823
                                    775,000      Nationwide Health Properties, Inc., 6.59% due
                                                   7/07/2038........................................        809,999
                                  1,165,000      Simon Property Group LP, 5.10% due 6/15/2015.......      1,126,736
                                    935,000      Westfield Capital Corp. Ltd., 5.125% due
                                                   11/15/2014(a)....................................        923,745
                                                                                                      -------------
                                                                                                          5,607,481
--------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--0.6%                 1,120,000      BNSF Funding Trust I, 6.613% due 12/15/2055(b).....      1,165,929
                                    500,000      CSX Corp., 6.75% due 3/15/2011.....................        535,820
                                    445,000      Canadian National Railway Co., 6.90% due
                                                   7/15/2028........................................        529,686
                                    655,000      Norfolk Southern Corp., 7.05% due 5/01/2037........        781,629
                                                                                                      -------------
                                                                                                          3,013,064
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                  890,000      Washington Mutual, Inc., 4.20% due 1/15/2010.......        861,740
FINANCE--0.2%
--------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION          706,000      AT&T Wireless Services, Inc., 8.75% due 3/01/2031..        935,322
SERVICES--0.4%
                                    615,000      America Movil SA de CV, 6.375% due 3/01/2035.......        606,574
                                    565,000      Sprint Capital Corp., 8.75% due 3/15/2032..........        749,800
                                                                                                      -------------
                                                                                                          2,291,696
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (COST--$153,454,298)--30.2%........................    153,565,167
--------------------------------------------------------------------------------------------------------------------
STATE                                                              MUNICIPAL BONDS
--------------------------------------------------------------------------------------------------------------------
TEXAS--0.3%                       1,270,000      Dallas, Texas, General Obligations, Series C, 5.25%
                                                   due 2/15/2024....................................      1,270,406
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL MUNICIPAL BONDS
                                                 (COST--$1,270,000)--0.3%...........................      1,270,406
--------------------------------------------------------------------------------------------------------------------
                                                           FOREIGN GOVERNMENT OBLIGATIONS
--------------------------------------------------------------------------------------------------------------------
                              EUR 3,190,000      Bundesobligation Series 143, 3.50% due 10/10/2008..      3,818,142
                              USD 1,965,000      Italy Government International Bond, 4.50% due
                                                   1/21/2015........................................      1,905,848
                                                 Mexico Government International Bond:
                                  1,870,000        9.875% due 2/01/2010.............................      2,193,510
                                  1,010,000        6.375% due 1/16/2013.............................      1,073,125
                                    565,000        5.875% due 1/15/2014.............................        584,775
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                                 (COST--$9,414,643)--1.9%...........................      9,575,400
--------------------------------------------------------------------------------------------------------------------
                                                                PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                                   CAPITAL TRUSTS
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.5%              665,000      BAC Capital Trust VI, 5.625% due 3/08/2035.........        656,026
                                  1,600,000      HSBC Finance Capital Trust IX, 5.911% due
                                                   11/30/2035(b)....................................      1,613,611
                                                                                                      -------------
                                                                                                          2,269,637
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &             1,470,000      ILFC E-Capital Trust II, 6.25% due
SUPPLIES--0.3%                                     12/21/2065(a)(b).................................      1,492,147
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.1%            585,000      Alabama Power Capital Trust V, 5.50% due
                                                   10/01/2042(b)....................................        588,003
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                       FACE
INDUSTRY                             AMOUNT                        CAPITAL TRUSTS                         VALUE
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE         USD   660,000      Pemex Project Funding Master Trust, 7.375% due
FUELS--0.1%                                        12/15/2014.......................................  $     733,260
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CAPITAL TRUSTS
                                                 (COST--$5,004,753)--1.0%...........................      5,083,047
--------------------------------------------------------------------------------------------------------------------
                                     SHARES
                                       HELD                       PREFERRED STOCKS
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE                   38,800      Fannie Mae, 7%.....................................      2,114,600
FINANCE--0.4%
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (COST--$2,158,250)--0.4%...........................      2,114,600
--------------------------------------------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT                        TRUST PREFERRED
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--0.7%...  USD 3,685,000      RC Trust I, 7% due 5/15/2006.......................      3,674,385
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL TRUST PREFERRED
                                                 (COST--$3,729,049)--0.7%...........................      3,674,385
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED SECURITIES
                                                 (COST--$10,892,052)--2.1%..........................     10,872,032
--------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER**--15.5%        27,000,000      Atlantic Asset Securitization Corp., 4.33% due
                                                   1/18/2006........................................     26,951,288
                                 25,000,000      First Data Corp., 4.30% due 1/11/2006..............     24,976,111
                                 27,000,000      Polonius Inc., 4.32% due 1/23/2006.................     26,935,200
                                                                                                      -------------
                                                                                                         78,862,599
--------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY           12,700,000      Federal Home Loan Bank System, 3.30% due
OBLIGATIONS**--2.5%                                1/03/2006........................................     12,700,000
--------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST
--------------------------------------------------------------------------------------------------------------------
                              USD12,330,000      Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series(g)(i)........................     12,330,000
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$103,892,598)--20.4%........................    103,892,599
--------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                  CONTRACTS                       OPTIONS PURCHASED
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED--0.0%              26++    Pay a fixed rate of 5.95% and receive a floating
                                                   rate based on 3-month LIBOR, expiring April 2007,
                                                   Broker JPMorgan Chase Bank(d)....................        216,710
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS PURCHASED
                                                 (PREMIUMS PAID--$247,130)--0.0%....................        216,710
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$620,749,298)--122.3%.......................    621,815,348
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                  NUMBER OF
                                  CONTRACTS                        OPTIONS WRITTEN                        VALUE
--------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.0%)           57++      Pay a fixed rate of 4.25% and receive a floating
                                                   rate based on 3-month LIBOR, expiring January
                                                   2006, Broker UBS Warburg(d)......................  $     (11,400)
--------------------------------------------------------------------------------------------------------------------
PUT OPTIONS WRITTEN--(0.1%)            57++      Receive a fixed rate of 4.25% and pay a floating
                                                   rate based on 3-month LIBOR, expiring January
                                                   2006, Broker UBS Warburg(d)......................       (359,100)
                                       20++      Receive a fixed rate of 6.07% and pay a floating
                                                   rate based on 3-month LIBOR, expiring April 2007,
                                                   Broker JPMorgan Chase Bank(d)....................       (243,795)
                                                                                                      -------------
                                                                                                           (602,895)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OPTIONS WRITTEN
                                                 (PREMIUMS RECEIVED--$470,855 )--(0.1%).............       (614,295)
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                                 (COST--$620,278,443*)--122.2%......................    621,201,053
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS--(22.2%).....   (112,952,032)
                                                                                                      -------------
                                                 NET ASSETS--100.0%.................................  $ 508,249,021
                                                                                                      =============
--------------------------------------------------------------------------------------------------------------------

+ Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns. As a result of prepayments or refinancings of the underlying instruments, the average life may be substantially less than the original maturity.

++   One contract represents a notional amount of $1,000,000.

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:
--------------------------------------------------------------------------------

Aggregate cost..............................................   $621,238,889
                                                               ============
Gross unrealized appreciation...............................   $  3,894,413
Gross unrealized depreciation...............................     (3,932,249)
                                                               ------------
Net unrealized depreciation.................................   $    (37,836)
                                                               ============

--------------------------------------------------------------------------------

** Commercial paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase.

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)  Floating rate note.

(c) All or a portion of security held as collateral in connection with open financial futures contracts.

(d) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(e)  Convertible security.

(f)  The security is a perpetual bond and has no stated maturity date.

(g) Security was purchased with the cash proceeds from securities loans.

(h) Security, or a portion of security, is on loan.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------------------------------------
                                                                              INTEREST/
                                                                   NET        DIVIDEND
AFFILIATE                                                        ACTIVITY      INCOME
---------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $12,330,000     $81,759
Merrill Lynch Premier Institutional Fund....................    (2,310,000)    $ 1,386
---------------------------------------------------------------------------------------

(j) Restricted securities as to resale, representing 1.4% of net assets were as follows:

----------------------------------------------------------------------------------------------------
                                                               ACQUISITION
ISSUE                                                             DATES         COST        VALUE
----------------------------------------------------------------------------------------------------
Sigma Finance Corp., 6.84% due 8/15/2011....................    2/13/2004    $4,850,000   $4,850,000
Sigma Finance Corp., 4.20% due 3/31/2014....................    3/26/2004     2,400,000    2,426,722
----------------------------------------------------------------------------------------------------
TOTAL.......................................................                 $7,250,000   $7,276,722
                                                                             ==========   ==========
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

(k) Represents or includes a "to-be-announced" transaction. The Fund has committed to purchasing securities for which all specific information is not available at this time.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2005 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION       FACE        UNREALIZED
CONTRACTS             ISSUE                  DATE          VALUE      APPRECIATION
----------------------------------------------------------------------------------
   196      5-Year U.S. Treasury Note     March 2006    $20,834,116      $9,259
----------------------------------------------------------------------------------

-   Financial futures contracts sold as of December 31, 2005 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                 EXPIRATION       FACE        UNREALIZED
CONTRACTS             ISSUE                  DATE          VALUE      DEPRECIATION
----------------------------------------------------------------------------------
   799     10-Year U.S. Treasury Note     March 2006    $86,529,887    $(885,707)
   55      30-Year U.S. Treasury Bond     March 2006    $ 6,186,909      (93,404)
----------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION--NET                                     $(979,111)
                                                                       =========
----------------------------------------------------------------------------------

-   Forward foreign exchange contracts as of December 31, 2005 were as follows:

--------------------------------------------------------------------------------------------------
FOREIGN CURRENCY                                                 SETTLEMENT            UNREALIZED
SOLD                                                                DATE              DEPRECIATION
--------------------------------------------------------------------------------------------------
 EUR 3,302,317                                                  February 2006           $(6,197)
--------------------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE
CONTRACTS (USD COMMITMENT--$3,897,956)                                                  $(6,197)
                                                                                        ========
--------------------------------------------------------------------------------------------------

-   Swaps outstanding as of December 31, 2005 were as follows:

------------------------------------------------------------------------------------------
                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires January 2006........................................  $13,300,000            --
Receive (pay) a variable return based on the change in the
  since inception return of the Lehman Brothers MBS Fixed
Rate Index and pay a floating rate based on 1-month LIBOR
minus 0.02%
Broker, UBS Warburg
Expires January 2006........................................  $27,950,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.15%
Broker, Lehman Brothers Special Finance
Expires February 2006.......................................  $36,400,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers CMBS
Investment Grade Index and pay a floating rate based on
1-month LIBOR minus 0.05%
Broker, UBS Warburg
Expires February 2006.......................................  $ 8,400,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.01%
Broker, UBS Warburg
Expires March 2006..........................................  $43,550,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers US Agency
Index and pay a floating rate based on 1-month LIBOR minus
0.05%
Broker, Lehman Brothers Special Finance
Expires April 2006..........................................  $15,600,000            --

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires May 2006............................................  $35,600,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.01%
Broker, UBS Warburg
Expires May 2006............................................  $36,200,000            --
Bought credit default protection on Aon Corp., Inc. and pay
0.37%
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2007........................................  $ 1,345,000     $  (4,237)
Pay a fixed rate of 2.8025% and receive a floating rate
based on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires January 2007........................................  $ 1,345,000        27,721
Receive a fixed rate of 4.095% and pay a floating rate based on 3-month LIBOR
Broker, Citibank, N.A.
Expires September 2007......................................  $48,000,000      (577,772)
Sold credit default protection on Sprint Capital Corp. and
receive 1.50%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008......................................  $ 1,980,000        71,910
Sold credit default protection on Comcast Cable
Communications, Inc. and receive 1.15%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2008......................................  $ 1,980,000        46,938
Receive a fixed rate of 3.401% and pay 3.875% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, JPMorgan Chase Bank
Expires January 2009........................................  $ 4,062,000       (80,870)
Sold credit default protection on Raytheon Co. and receive
0.73%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   770,000        11,552
Bought credit default protection on Boeing Capital Corp. and pay 0.48%
Broker, JPMorgan Chase Bank
Expires March 2009..........................................  $   770,000        (8,565)
Sold credit default protection on Nextel Communications,
Inc. Class A and receive 1.72%
Broker, JPMorgan Chase Bank
Expires September 2009......................................  $ 1,365,000        69,589
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 2 and receive .60%
Broker, Morgan Stanley Capital Services, Inc.
Expires September 2009......................................  $ 5,336,960        18,392
Bought credit default protection on Hewlett-Packard Co. and
pay 0.31%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 1,375,000        (5,001)
Bought credit default protection on Petroleos Mexicanos and
pay 1.09%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 2,720,000       (44,252)
Sold credit default protection on Mexico Government
International Bond and receive 0.92%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 2,720,000        41,504
Sold credit default protection on Computer Associates
International, Inc. and receive 0.83%
Broker, Lehman Brothers Special Finance
Expires December 2009.......................................  $ 1,375,000        12,239
Bought credit default protection on Morgan Stanley and pay
0.47%
Broker, HSBC Bank USA
Expires June 2010...........................................  $   720,000        (7,897)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Bought credit default protection on Valero Energy Corp. and
pay 1.03%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   720,000     $ (19,250)
Bought credit default protection on Devon Energy Corp. and
pay 0.48%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $ 1,440,000       (11,429)
Sold credit default protection on BellSouth Corp. and
receive 0.26%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   695,000            71
Bought credit default protection on Devon Energy Corp. and
pay 0.50%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 1,440,000       (12,591)
Bought credit default protection on Valero Energy Corp. and
pay 1.00%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   720,000       (19,250)
Bought credit default protection on Goldman Sachs Group,
Inc. and pay 0.45%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $   695,000        (7,062)
Bought credit default protection on JPMorgan Chase & Co. and pay 0.44%
Broker, Morgan Stanley Capital Services, Inc.
Expires June 2010...........................................  $   695,000        (6,774)
Sold credit default protection on Wells Fargo & Co. and
receive 0.195%
Broker, Deutsche Bank AG
Expires June 2010...........................................  $   695,000         3,195
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 4 and receive 0.40%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 6,970,000         7,007
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 4 and
receive 0.90%
Broker, Lehman Brothers Special Finance
Expires June 2010...........................................  $ 6,562,500       (14,177)
Sold credit default protection on J.C. Penney Corp., Inc.
and receive 0.86%
Broker, Lehman Brothers Special Finance
Expires September 2010......................................  $ 1,350,000        14,334
Sold credit default protection on Royal Caribbean Cruises
Ltd. and receive 1.03%
Broker, Lehman Brothers Special Finance
Expires September 2010......................................  $ 1,350,000        13,580
Sold credit default protection on J.C. Penney Corp., Inc.
and receive 0.95%
Broker, UBS Warburg
Expires September 2010......................................  $   675,000         9,727
Sold credit default protection on Royal Caribbean Cruises
Ltd. and receive 1.13%
Broker, UBS Warburg
Expires September 2010......................................  $   675,000         9,611
Sold credit default protection on CSX Corp. and receive
0.34%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 1,395,000        (1,056)
Bought credit default protection on Sara Lee Corp. and pay
0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 1,395,000         5,304
Bought credit default protection on Brunswick Corp. and pay
0.60%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 1,355,000        (7,829)
Bought credit default protection on ConAgra Foods, Inc. and
pay 0.57%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 1,395,000          (815)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Tyson Foods, Inc. Class A
and receive 0.75%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 1,310,000     $  10,128
Bought credit default protection on HJ Heinz Co. and pay
0.37%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000         4,217
Bought credit default protection on AOL Time Warner, Inc.
and pay 0.68%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 3,335,000       (17,769)
Bought credit default protection on CVS Corp. and pay 0.48%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $ 1,355,000        (5,657)
Bought credit default protection on RadioShack Corp. and pay
1.16%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000         6,847
Sold credit default protection on Goodrich Corp. and receive
0.44%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000        (2,035)
Bought credit default protection on Kohl's Corp. and pay
0.39%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $ 1,355,000        (4,618)
Bought credit default protection on Campbell Soup Co. and
pay 0.26%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000         2,346
Bought credit default protection on General Mills, Inc. and
pay 0.35%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000          (649)
Bought credit default protection on Limited Brands, Inc. and pay 1.065%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,355,000        (7,886)
Bought credit default protection on The TJX Cos., Inc. and
pay 0.57%
Broker, Morgan Stanley Capital Services, Inc.
Expires December 2010.......................................  $ 1,355,000        (8,062)
Sold credit default protection on Lehman Brothers Holdings,
Inc. and receive 0.271%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000         1,896
Sold credit default protection on Computer Associates
International, Inc. and receive 0.74%
Broker, UBS Warburg
Expires December 2010.......................................  $ 1,395,000          (379)
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.55%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 6,970,000       (14,004)
Bought credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and pay 0.45%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 3,390,000        (4,253)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 6,785,000          (629)
Sold credit default protection on Dow Jones CDX North
America Investment Grade Index Series 5 and receive 0.45%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 7,440,000         7,938

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 5 and
receive 0.85%
Broker, Lehman Brothers Special Finance
Expires December 2010.......................................  $ 3,390,000     $   9,803
Sold credit default protection on Dow Jones CDX North
America Investment Grade High Volatility Index Series 5 and
receive 0.85%
Broker, JPMorgan Chase Bank
Expires December 2010.......................................  $ 3,390,000        11,651
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $ 3,500,000      (143,500)
Sold credit default protection on XTO Energy, Inc. and
receive 0.43%
Broker, UBS Warburg
Expires March 2011..........................................  $ 2,500,000         2,328
Receive a floating rate based on 1-month LIBOR plus 0.47%,
which is capped at a fixed coupon of 6.0% and pay a floating rate based on 1-month LIBOR
Broker, Credit Suisse First Boston
Expires June 2011...........................................  $32,000,000       (47,833)
Receive a fixed rate of 4.95% and pay a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2017..........................................  $ 4,000,000        (8,704)
Receive a fixed rate of 5.258% and pay a floating rate based on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2017..........................................  $ 1,960,000        40,123
Pay a fixed rate of 5.41% and receive a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2037..........................................  $ 1,840,000       (84,044)
Pay a fixed rate of 5.11% and receive a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires April 2037..........................................  $ 3,000,000        (7,278)
------------------------------------------------------------------------------------------
TOTAL.......................................................                  $(726,176)
                                                                              =========
------------------------------------------------------------------------------------------

-   Currency Abbreviations:

EUR   Euro
USD   U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $11,920,200) (identified
  cost--$608,172,168).......................................                 $609,268,638
Investments in affiliated securities, at value (identified
  cost--$12,330,000)........................................                   12,330,000
Unrealized appreciation on swaps............................                      459,951
Options purchased, at value (premiums paid--$247,130).......                      216,710
Cash........................................................                      106,371
Swap premiums paid..........................................                       35,543
Receivables:
  Securities sold...........................................  $20,389,784
  Interest..................................................    4,089,994
  Swaps.....................................................    1,808,590
  Variation margin..........................................      141,891
  Paydowns..................................................       84,963
  Dividends.................................................       33,950
  Securities lending........................................        2,829
  Capital shares sold.......................................          881      26,552,882
                                                              -----------
Prepaid expenses and other assets...........................                       42,759
                                                                             ------------
Total assets................................................                  649,012,854
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   12,330,000
Unrealized depreciation on swaps............................                    1,186,127
Options written, at value (premiums received--$470,855).....                      614,295
Swap premiums received......................................                      169,393
Unrealized depreciation on forward foreign exchange
  contracts.................................................                        6,197
Payables:
  Securities purchased......................................   81,145,203
  Capital shares redeemed...................................   42,834,139
  Dividends to shareholders.................................    2,006,957
  Investment adviser........................................      194,699
  Swaps.....................................................       21,954
  Other affiliates..........................................        7,646     126,210,598
                                                              -----------
Accrued expenses and other liabilities......................                      247,223
                                                                             ------------
Total liabilities...........................................                  140,763,833
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $508,249,021
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 600,000,000
  shares authorized.........................................                 $  4,253,003
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  508,884,354
Accumulated distributions in excess of investment
  income--net...............................................  $  (704,442)
Accumulated realized capital losses--net....................   (3,406,751)
Unrealized depreciation--net................................     (777,161)
                                                              -----------
Total accumulated losses--net...............................                   (4,888,354)
                                                                             ------------
NET ASSETS..................................................                 $508,249,021
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $508,246,964 and 42,530,027
  shares outstanding........................................                 $      11.95
                                                                             ============
Class II--Based on net assets of $1,028.42 and 86 shares
  outstanding...............................................                 $      11.96
                                                                             ============
Class III--Based on net assets of $1,028.42 and 86 shares
  outstanding...............................................                 $      11.96
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $ 25,467,831
Dividends...................................................                      172,856
Securities lending--net.....................................                       83,145
                                                                             ------------
Total income................................................                   25,723,832
                                                                             ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 2,638,793
Accounting services.........................................      235,203
Custodian fees..............................................       60,552
Interest on securities sold short...........................       58,542
Printing and shareholder reports............................       53,681
Professional fees...........................................       45,932
Pricing services............................................       35,313
Directors' fees and expenses................................       34,559
Transfer agent fees--Class I................................        5,001
Other.......................................................       35,655
                                                              -----------
Total expenses..............................................                    3,203,231
                                                                             ------------
Investment income--net......................................                   22,520,601
                                                                             ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   (2,228,179)
  Futures contracts and swaps--net..........................     (325,767)
  Options written--net......................................    1,550,298
  Short sales -- net........................................      147,856
  Foreign currency transactions--net........................      402,227        (453,565)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (7,373,365)
  Options written--net......................................     (337,519)
  Futures contracts and swaps--net..........................   (1,996,599)
  Foreign currency transactions--net........................       (5,943)     (9,713,426)
                                                              -----------    ------------
Total realized and unrealized loss--net.....................                  (10,166,991)
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 12,353,610
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 22,520,601    $ 19,813,376
Realized gain (loss)--net...................................      (453,565)     11,631,608
Change in unrealized appreciation/depreciation--net.........    (9,713,426)     (4,052,765)
                                                              -------------   ------------
Net increase in net assets resulting from operations........    12,353,610      27,392,219
                                                              -------------   ------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (29,872,057)    (22,661,135)
  Class II..................................................           (51)             (8)
  Class III.................................................           (51)             (8)
                                                              -------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (29,872,159)    (22,661,151)
                                                              -------------   ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (87,806,658)    (84,664,384)
                                                              -------------   ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (105,325,207)    (79,933,316)
Beginning of year...........................................   613,574,228     693,507,544
                                                              -------------   ------------
End of year*................................................  $508,249,021    $613,574,228
                                                              =============   ============
------------------------------------------------------------------------------------------
* Undistributed (Accumulated distributions in excess of)
  investment income--net....................................  $   (704,442)   $  6,044,686
                                                              =============   ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  12.31    $  12.21    $  12.11    $  11.59    $  11.49
                                                           --------    --------    --------    --------    --------
Investment income--net...................................       .46+        .39+        .44+        .56+        .63
Realized and unrealized gain (loss)--net.................      (.22)        .15         .13         .52         .12
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................       .24         .54         .57        1.08         .75
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.60)       (.44)       (.47)       (.56)       (.65)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  11.95    $  12.31    $  12.21    $  12.11    $  11.59
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     1.98%       4.51%       4.76%       9.57%       6.68%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .53%        .51%        .50%        .50%        .51%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     3.71%       3.17%       3.62%       4.76%       5.50%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $508,247    $613,572    $693,508    $672,305    $646,028
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................   235.29%     194.07%     254.01%     274.08%     277.86%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

+   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              -----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED          SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  12.31               $  12.28
                                                                  --------               --------
Investment income--net***...................................           .46                    .10
Realized and unrealized gain (loss)--net....................          (.21)                   .03
                                                                  --------               --------
Total from investment operations............................           .25                    .13
                                                                  --------               --------
Less dividends from investment income--net..................          (.60)                  (.10)
                                                                  --------               --------
Net asset value, end of period..............................      $  11.96               $  12.31
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         2.07%                  1.08%++
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .53%                   .51%*
                                                                  ========               ========
Investment income--net......................................         3.79%                  3.40%*
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1               $      1
                                                                  ========               ========
Portfolio turnover..........................................       235.29%                194.07%
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          CLASS III
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          -----------------------------------------
                   FINANCIAL STATEMENTS.                        FOR THE YEAR          FOR THE PERIOD
                                                                    ENDED          SEPTEMBER 30, 2004+
                                                              DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  12.31               $  12.28
                                                                  --------               --------
Investment income--net***...................................           .46                    .10
Realized and unrealized gain (loss)--net....................          (.21)                   .03
                                                                  --------               --------
Total from investment operations............................           .25                    .13
                                                                  --------               --------
Less dividends from investment income--net..................          (.60)                  (.10)
                                                                  --------               --------
Net asset value, end of period..............................      $  11.96               $  12.31
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         2.07%                  1.08%++
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .53%                   .51%*
                                                                  ========               ========
Investment income--net......................................         3.79%                  3.40%*
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1               $      1
                                                                  ========               ========
Portfolio turnover..........................................       235.29%                194.07%
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Core Bond V.I. Fund (formerly Merrill Lynch Core Bond V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, NASDAQ Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such

--------------------------------------------------------------------------------

exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially

--------------------------------------------------------------------------------

all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (f) Dividends and distributions--Effective December 2, 2005, dividends from net investment income are declared daily and paid monthly. Previously, dividends from net investment income were declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the security exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $949,830 has been reclassified between paid-in capital in excess of par and distributions in excess of net investment income and $347,400 has been reclassified between distributions in excess of net investment income and accumulated net realized capital losses on investments as a result of permanent differences attributable to foreign currency transactions, accounting for swap agreements, amortization methods for premiums and discounts on fixed income securities and an over-distribution of taxable income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or "the Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a

--------------------------------------------------------------------------------

monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Mercury High Current Income V.I. Fund at the following annual rates: .50% of average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million. For the year ended December 31, 2005, the aggregate average daily net assets of the Fund and the Company's Mercury High Current Income V.I. Fund was approximately $882,997,000.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $35,954 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $18,293 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.
3. INVESTMENTS:

Purchases and sales of investments (including paydowns), excluding short-term securities, for the year ended December 31, 2005 were $1,266,635,236 and $1,280,525,331, respectively.

  Transactions in call options written for the year ended December 31, 2005 were as follows:

--------------------------------------------------------------------
                                              Number of    Premiums
Call Options Written                          Contracts*   Received
--------------------------------------------------------------------
Outstanding call options written, beginning
 of year....................................        --            --
Options written.............................    97,856     $ 869,473
Options closed..............................   (96,527)     (607,553)
Options expired.............................    (1,272)     (204,920)
                                               -------     ---------
Outstanding call options written, end of
 year.......................................        57     $  57,000
                                               =======     =========
--------------------------------------------------------------------

* Some contracts include a notional amount of $1,000,000.

  Transactions in put options written for the year ended December 31, 2005 were as follows:

--------------------------------------------------------------------
                                            Number of     Premiums
Put Options Written                         Contracts*    Received
--------------------------------------------------------------------
Outstanding put options written, beginning
 of year..................................       47      $ 1,603,903
Options written...........................    1,245        1,382,370
Options exercised.........................     (590)        (116,014)
Options closed............................     (485)      (2,421,929)
Options expired...........................     (140)         (34,475)
                                              -----      -----------
Outstanding put options written, end of
 year.....................................       77      $   413,855
                                              =====      ===========
--------------------------------------------------------------------

* Some contracts include a notional amount of $1,000,000.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $87,806,658 and $84,664,384 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2005                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................    4,654,618    $  56,185,919
Shares issued to shareholders in
 reinvestment of dividends.........    2,301,824       27,865,108
                                     -----------    -------------
Total issued.......................    6,956,442       84,051,027
Shares redeemed....................  (14,279,898)    (171,857,779)
                                     -----------    -------------
Net decrease.......................   (7,323,456)   $ (87,806,752)
                                     ===========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended
December 31, 2004                      Shares       Dollar Amount
-----------------------------------------------------------------
Shares sold........................    3,385,199    $  41,554,087
Shares issued to shareholders in
 reinvestment of dividends.........    1,866,822       22,661,135
                                     -----------    -------------
Total issued.......................    5,252,021       64,215,222
Shares redeemed....................  (12,183,408)    (148,881,622)
                                     -----------    -------------
Net decrease.......................   (6,931,387)   $ (84,666,400)
                                     ===========    =============
-----------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Year Ended                           Dollar
December 31, 2005                                   Shares   Amount
-------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends........................................    4       $47
                                                      --      ---
Net increase......................................    4       $47
                                                      ==      ===
-------------------------------------------------------------------

--------------------------------------------------------------------------------

-------------------------------------------------------------------
Class II Shares for the Period Ended                         Dollar
September 30, 2004+ to December 31, 2004            Shares   Amount
-------------------------------------------------------------------
Shares sold.......................................    81     $1,000
Shares issued to shareholders in reinvestment of
 dividends........................................     1          8
                                                      --     ------
Net increase......................................    82     $1,008
                                                      ==     ======
-------------------------------------------------------------------

+ Commencement of operations.

----------------------------------------------------------------------
                                                                Dollar
Class III Shares for the Year Ended December 31, 2005  Shares   Amount
----------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends.........................................      4       $47
                                                         --      ---
Net increase.......................................      4       $47
                                                         ==      ===
----------------------------------------------------------------------

--------------------------------------------------------------------------
Class III Shares for the Period Ended September 30, 2004+           Dollar
to December 31, 2004                                       Shares   Amount
--------------------------------------------------------------------------
Shares sold..........................................        81     $1,000
Shares issued to shareholders in reinvestment of
 dividends...........................................         1          8
                                                             --     ------
Net increase.........................................        82     $1,008
                                                             ==     ======
--------------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

------------------------------------------------------------------
                                         12/31/2005    12/31/2004
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $29,872,159   $22,661,151
                                         -----------   -----------
Total taxable distributions............  $29,872,159   $22,661,151
                                         ===========   ===========
------------------------------------------------------------------

  As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income--net..................           --
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................           --
Capital loss carryforward...........................  $  (456,713)*
Unrealized losses--net..............................   (4,431,641)**
                                                      -----------
Total accumulated losses--net.......................  $(4,888,354)
                                                      ===========
------------------------------------------------------------------

* On December 31, 2005, the Fund had a net capital loss carryforward of $456,713, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and other book/tax temporary differences.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Core Bond V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Core Bond V.I. Fund (formerly, Merrill Lynch Core Bond V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Core Bond V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

 MERCURY DOMESTIC MONEY MARKET V.I. FUND
 -------------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  Our emphasis on short-term commercial paper and certificates of deposit benefited the Fund's yield in an environment of rising short-term interest rates.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Domestic Money Market V.I. Fund's Class I and Class II Shares paid shareholders net annualized dividends of 2.65% and 2.50%, respectively. For the six-month period ended December 31, 2005, the Fund's Class I and Class II Shares paid shareholders net annualized dividends of 3.20% and 3.05%, respectively. As of December 31, 2005, the Fund had seven-day yields of 3.75%, 3.61%, and 3.91% for Class I, Class II and Class III Shares, respectively.

  The Fund's average portfolio maturity at December 31, 2005 was 56 days, compared to 55 days at December 31, 2004. The Fund's average portfolio maturity during the 12-month period ranged from a low of 45 days to a high of 65 days.

  The U.S. economy remained quite resilient throughout 2005, growing close to an estimated 3.5% annualized rate. In light of this continued economic strength, and in an effort to combat inflationary expectations, the Federal Reserve Board (the Fed) raised short-term interest rates at a "measured" rate throughout the period. In all, the Fed increased interest rates in 25 basis point (.25%) increments for a total of 200 basis points, bringing the target federal funds rate to 4.25% by year-end.

  Higher energy prices remained a major market theme throughout the period. However, there was often disagreement among market participants as to whether a $20-per-barrel increase in oil prices posed a greater risk of inflation or a greater threat to consumer spending. While higher oil prices resulted in weaker consumer sentiment data, consumption remained strong amid a robust housing market, which allowed consumers to tap into their home equity, and a revival in the labor market toward year-end as construction jobs were created in support of the hurricane recovery effort. Against this backdrop, the Fed remained clear in its efforts to raise short-term interest rates, resulting in a flattening of the yield curve. In fact, at year-end the curve was slightly inverted, with the two- and 10-year U.S. Treasury notes yielding 4.41% and 4.39%, respectively. The flattening of the yield curve is typical in a rising interest rate environment.

HOW DID YOU MANAGE THE PORTFOLIO DURING THE YEAR?

  Our investment strategy was based on the premise that the Fed would continue to advance its program of "measured" interest rate increases. We primarily invested in 30-day commercial paper and floating rate securities in an effort to enhance our ability to respond to higher short-term interest rates. However, our floating rate positions began to decrease by mid-year as spreads on these products became increasingly expensive. While this was partly due to increased demand for the product, a lack of agency issuance also contributed to tightening yield spreads. As a result, we allocated the proceeds we received from maturing floating rate securities to more attractively priced short-term commercial paper and certificates of deposit.

  While the overall yield curve was flat, the steepness in the short end periodically offered value, most notably in the six-, nine- and 12-month sectors. Thus, we were able to add higher yields to the portfolio while still maintaining a relatively short average duration. This allowed us to be constructive while limiting our interest rate exposure, an approach that we believed was prudent given the likelihood of additional Fed interest rate hikes.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period prepared for more monetary tightening. While it is expected that the Fed will remove the "measured" language from its January 31 Federal Open Market Committee statement, we believe that additional firming of its policy is still likely. However, after 13 rate increases over an 18-month period, we believe that the tightening cycle may be completed by the first quarter of 2006, with the federal funds rate around the 4.75% mark.

  During the fourth quarter of 2005, we found that the two-year sector offered the greatest value for both yield and capital appreciation. Yields exceeding 4.75% were available, providing protection against future rate increases. At that time, we raised the portfolio's average duration by approximately 10 days. With that sector of the curve trading at more expensive levels, we have again focused on the short end of the curve. Going forward, we most likely

--------------------------------------------------------------------------------

would view a significant rise in interest rates as a buying opportunity for the Fund.

  The Fund's composition, as a percent of net assets, at the end of December and as of our last report to shareholders is detailed below:

-------------------------------------------------------------------
                                                 12/31/05   6/30/05
-------------------------------------------------------------------
Bank Notes.....................................     2.3%        --
Certificates of Deposit........................      --        3.6%
Commercial Paper...............................    57.6       54.4
Corporate Bonds................................     0.9        1.0
Funding Agreements.............................     7.7        9.0
Master Notes...................................     0.9        0.8
Medium-Term Notes..............................     7.0       11.0
Repurchase Agreements..........................     7.0        0.5
U.S. Government, Agency and Instrumentality
 Obligations--Discount.........................      --        2.4
U.S. Government, Agency and Instrumentality
 Obligations--Non-Discount.....................    16.2       18.8
Liabilities in Excess of Other Assets..........      --       (1.5)
Other Assets Less Liabilities..................     0.4         --
                                                  -----      -----
TOTAL..........................................   100.0%     100.0%
                                                  =====      =====
-------------------------------------------------------------------

Jacqueline Rogers
Vice President and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                EXPENSES PAID
                                                           BEGINNING          ENDING          DURING THE PERIOD*
                                                         ACCOUNT VALUE     ACCOUNT VALUE       JULY 1, 2005 TO
                                                         JULY 1, 2005    DECEMBER 31, 2005    DECEMBER 31, 2005
-----------------------------------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000           $1,032.00              $3.05
-----------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000           $1,030.50              $3.83
-----------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000           $1,033.30              $3.06
-----------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
-----------------------------------------------------------------------------------------------------------------
Class I                                                     $1,000           $1,022.49              $3.04
-----------------------------------------------------------------------------------------------------------------
Class II                                                    $1,000           $1,021.73              $3.81
-----------------------------------------------------------------------------------------------------------------
Class III                                                   $1,000           $1,022.49              $3.04
-----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.59% for Class I, .74% for Class II and .59% for Class
   III), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Currently, Class III has money only from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .84%, the actual expenses paid would have been approximately $4.35, and the hypothetical expenses paid would have been approximately $4.33.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
BANK NOTES--2.3%              $ 3,500,000    Bank of America, NA..................    4.31 %     8/10/2006  $  3,500,000
                                2,600,000    LaSalle Bank, NA.....................    4.10       7/26/2006     2,589,070
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL BANK NOTES
                                             (COST--$6,100,000)...........................................     6,089,070
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER--57.6%       $10,449,000    CAFCO, LLC...........................    4.25 %     1/04/2006  $ 10,447,766
                                3,546,000    CC (USA) Inc. (Centauri).............    4.22       2/06/2006     3,531,704
                                8,000,000    CC (USA) Inc. (Centauri).............    4.36       2/27/2006     7,947,105
                                6,000,000    Ciesco, LLC..........................    4.21       1/17/2006     5,990,177
                                3,900,000    Ciesco, LLC..........................    4.26       1/25/2006     3,889,847
                                2,500,000    Ciesco, LLC..........................    4.37       2/22/2006     2,484,826
                               12,000,000    Clipper Receivables Co. LLC..........    4.30       1/24/2006    11,969,830
                                6,000,000    CRC Funding, LLC.....................    4.23       1/20/2006     5,987,987
                                9,000,000    Edison Asset Securitization, LLC.....    4.34       2/14/2006     8,954,430
                                5,496,000    FCAR Owner Trust.....................    4.30       1/12/2006     5,490,092
                                6,000,000    FCAR Owner Trust.....................    4.25       1/17/2006     5,990,083
                                5,000,000    Falcon Asset Securitization Corp.....    4.30       1/18/2006     4,991,042
                                2,500,000    General Electric Capital Corp. ......    4.17       2/01/2006     2,491,401
                                8,000,000    Goldman Sachs Group, Inc. ...........    4.25       2/02/2006     7,972,803
                               10,000,000    Jupiter Securitization Corp. ........    4.27       1/09/2006     9,992,883
                                1,700,000    Morgan Stanley(a)....................    4.33       2/21/2006     1,700,000
                                1,500,000    Morgan Stanley(a)....................    4.33       3/03/2006     1,500,000
                                5,000,000    New Center Asset Trust...............    4.20       1/20/2006     4,990,083
                                7,500,000    New Center Asset Trust...............    4.30       1/30/2006     7,475,813
                                8,770,000    Park Avenue Receivables Corp. .......    4.33       1/12/2006     8,760,485
                                7,000,000    Preferred Receivables Funding
                                               Corp. .............................    4.30       1/13/2006     6,991,639
                                5,400,000    The Southern Company Funding
                                               Corp. .............................    4.28       1/04/2006     5,399,358
                                5,000,000    Variable Funding Capital Corp. ......    4.24       1/05/2006     4,998,822
                                4,000,000    White Pine Corp. LLC.................    4.25       2/06/2006     3,983,873
                               10,000,000    Yorktown Capital, LLC................    4.31       1/20/2006     9,979,647
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL COMMERCIAL PAPER
                                             (COST--$153,910,468).........................................   153,911,696
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS--0.9%           2,500,000    National City Bank--Ohio.............    2.50       4/17/2006     2,484,740
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (COST--$2,491,064)...........................................     2,484,740
------------------------------------------------------------------------------------------------------------------------
FUNDING AGREEMENTS--7.7%        5,000,000    MetLife Funding, Inc.(a)(b)..........    4.391      4/03/2006     5,000,000
                               10,500,000    Monumental Life Insurance Co.(a)(b)..    4.451     11/22/2006    10,500,000
                                5,000,000    New York Life Insurance Co.(a)(b)....    4.445      5/26/2006     5,000,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL FUNDING AGREEMENTS
                                             (COST--$20,500,000)..........................................    20,500,000
------------------------------------------------------------------------------------------------------------------------
MASTER NOTES--0.9%              2,300,000    Beta Finance Inc.....................    3.45       1/05/2006     2,300,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MASTER NOTES
                                             (COST--$2,299,978)...........................................     2,300,000
------------------------------------------------------------------------------------------------------------------------
MEDIUM-TERM NOTES--7.0%         8,695,000    General Electric Capital Corp.(a)....    4.47       1/17/2007     8,695,000
                                4,100,000    Goldman Sachs Group, Inc.(a).........    4.389      1/15/2007     4,100,000
                                1,500,000    MetLife Funding, Inc.(a).............    4.31       1/05/2007     1,500,000
                                1,750,000    MetLife Funding, Inc.(a).............    4.429      1/15/2007     1,750,000
                                2,700,000    Procter & Gamble Co.(a)..............    4.45       1/10/2007     2,700,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL MEDIUM-TERM NOTES
                                             (COST--$18,745,000)..........................................    18,745,000
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY &        1,250,000    Fannie Mae...........................    2.25       2/28/2006     1,245,741
INSTRUMENTALITY                 3,000,000    Fannie Mae...........................    4.00       8/08/2006     2,988,840
  OBLIGATIONS--
NON-DISCOUNT--16.2%             1,000,000    Fannie Mae...........................    3.00       9/20/2006       988,295

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                 FACE                                                INTEREST    MATURITY
                                AMOUNT                       ISSUE                    RATE*        DATE        VALUE
------------------------------------------------------------------------------------------------------------------------
                              $ 5,100,000    Federal Farm Credit Banks(a).........    4.29 %     2/21/2006  $  5,099,863
                                5,000,000    Federal Home Loan Bank System(a).....    4.195      5/10/2006     4,999,295
                                5,000,000    Federal Home Loan Bank System(a).....    4.25       5/19/2006     4,999,810
                                2,500,000    Federal Home Loan Bank System(a).....    3.25       7/21/2006     2,481,523
                                2,605,000    Federal Home Loan Bank System(a).....    2.375      8/15/2006     2,569,397
                                4,000,000    Federal Home Loan Bank System(a).....    4.26       8/21/2006     3,998,499
                                2,500,000    Federal Home Loan Bank System(a).....    3.80      12/29/2006     2,476,625
                                1,000,000    Federal Home Loan Bank System........    3.45       1/10/2007       986,933
                                1,000,000    Federal Home Loan Bank System(a).....    4.00       6/13/2007       988,271
                                  800,000    Federal Home Loan Bank System........    4.21       9/14/2007       792,386
                                1,150,000    Federal Home Loan Bank System........    4.85      11/09/2007     1,150,051
                                1,800,000    Freddie Mac(a).......................    3.82       7/14/2006     1,792,087
                                1,300,000    Freddie Mac..........................    4.45       9/28/2007     1,286,381
                                  600,000    Freddie Mac..........................    4.595     10/05/2007       597,094
                                1,000,000    Freddie Mac..........................    4.625     10/05/2007       995,155
                                  900,000    Freddie Mac..........................    4.655     10/11/2007       893,168
                                1,000,000    Freddie Mac..........................    4.705     10/11/2007       996,605
                                1,000,000    Freddie Mac..........................    4.75      10/24/2007       997,314
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AGENCY & INSTRUMENTALITY
                                             OBLIGATIONS--NON-DISCOUNT (COST--$43,461,436)................    43,323,333
------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--7.0%     8,000,000    Goldman Sachs & Co., purchased on 12/30/2005 to
                                               yield 4.25% to 1/03/2006, repurchase price $8,003,778
                                               collateralized by FNMA, 3.875% due 5/15/2007...............     8,000,000
                               10,650,000    UBS Securities LLC, purchased on 12/30/2005 to yield 4.27% to
                                               1/03/2006, repurchase price $10,655,053 collateralized by
                                               Resolution Funding STRIPS***, due 10/15/2006--1/15/2029....    10,650,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL REPURCHASE AGREEMENTS
                                             (COST--$18,650,000)..........................................    18,650,000
------------------------------------------------------------------------------------------------------------------------
                                             TOTAL INVESTMENTS
                                             (COST--$266,157,946**)--99.6%................................   266,003,839
                                             OTHER ASSETS LESS LIABILITIES--0.4%..........................     1,048,503
                                                                                                            ------------
                                             NET ASSETS--100.0%...........................................  $267,052,342
                                                                                                            ============
------------------------------------------------------------------------------------------------------------------------

* Commercial Paper and certain U.S. Government & Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. The interest rates on variable rate securities are adjusted periodically based upon appropriate indexes: the interest rates shown are the rates in effect at December 31, 2005.

** The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $266,157,946
                                                              ============
Gross unrealized appreciation...............................  $      2,771
Gross unrealized depreciation...............................      (156,878)
                                                              ------------
Net unrealized depreciation.................................  $   (154,107)
                                                              ============

*** Separately Traded Registered Interest and Principal of Securities.

(a) Variable rate notes.

(b) Restricted securities as to resale, representing 7.7% of net assets, were as follows:

-------------------------------------------------------------------------------------------------------
                                                              ACQUISITION
                           ISSUE                                 DATE           COST           VALUE
-------------------------------------------------------------------------------------------------------
MetLife Funding, Inc., 4.391% due 4/03/2006.................   4/01/2005     $ 5,000,000    $ 5,000,000
Monumental Life Insurance Co., 4.451 due 11/22/2006.........  10/26/2005      10,500,000     10,500,000
New York Life Insurance Co., 4.445 due 5/26/2006............   5/27/2005       5,000,000      5,000,000
-------------------------------------------------------------------------------------------------------
TOTAL.......................................................                 $20,500,000    $20,500,000
                                                                             ==========================
-------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$266,157,946).......................................               $266,003,839
Cash........................................................                     33,010
Receivables:
  Capital shares sold.......................................  $  906,745
  Interest..................................................     615,515      1,522,260
                                                              ----------
Prepaid expenses and other assets...........................                      2,966
                                                                           ------------
Total assets................................................                267,562,075
                                                                           ------------
----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................     353,087
  Investment adviser........................................     105,996
  Other affiliates..........................................       4,254
  Distributor...............................................           3        463,340
                                                              ----------
Accrued expenses............................................                     46,393
                                                                           ------------
Total liabilities...........................................                    509,733
                                                                           ------------
----------------------------------------------------------------------------------------
NET ASSETS..................................................               $267,052,342
                                                                           ============
----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value,
  3,300,000,000 shares authorized...........................               $ 26,718,618
Class II Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                      2,320
Class III Shares of Common Stock, $.10 par value,
  1,300,000,000 shares authorized...........................                        100
Paid-in capital in excess of par............................                240,485,411
Undistributed investment income--net........................  $    1,783
Accumulated realized capital losses--net....................      (1,783)
Unrealized depreciation--net................................    (154,107)
                                                              ----------
Total accumulated losses--net...............................                   (154,107)
                                                                           ------------
NET ASSETS..................................................               $267,052,342
                                                                           ============
----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $267,028,165 and shares
  outstanding 267,186,184...................................               $       1.00
                                                                           ============
Class II--Based on net assets of $23,177 and shares
  outstanding 23,197........................................               $       1.00
                                                                           ============
Class III--Based on net assets of $1,000 and shares
  outstanding 1,000.........................................               $       1.00
                                                                           ============
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest and discount earned................................                $ 9,277,714
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,439,509
Accounting services.........................................      120,979
Professional fees...........................................       35,680
Custodian fees..............................................       32,775
Printing and shareholder reports............................       25,860
Directors' fees and expenses................................       17,119
Transfer agent fees--Class I................................        4,999
Pricing services............................................        1,609
Distribution fees--Class II.................................          158
Transfer agent fees--Class II...............................            2
Other.......................................................       14,381
                                                              -----------
Total expenses..............................................                  1,693,071
                                                                            -----------
Investment income--net......................................                  7,584,643
                                                                            -----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
  Realized loss on investments--net.........................                     (1,368)
  Change in unrealized depreciation on investments--net.....                     28,970
                                                                            -----------
Total realized and unrealized gain--net.....................                     27,602
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $ 7,612,245
                                                                            ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  7,584,643   $   3,299,936
Realized loss--net..........................................        (1,368)           (403)
Change in unrealized appreciation/depreciation--net.........        28,970        (326,924)
                                                              ------------   -------------
Net increase in net assets resulting from operations........     7,612,245       2,972,609
                                                              ------------   -------------
------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (7,580,916)     (3,301,244)
  Class II..................................................        (2,331)         (1,333)
  Class III.................................................           (28)             (4)
                                                              ------------   -------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (7,583,275)     (3,302,581)
                                                              ------------   -------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (47,381,874)   (114,203,196)
                                                              ------------   -------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (47,352,904)   (114,533,168)
Beginning of year...........................................   314,405,246     428,938,414
                                                              ------------   -------------
End of year*................................................  $267,052,342   $ 314,405,246
                                                              ============   =============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      1,783   $         415
                                                              ============   =============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           --------    --------    --------    --------    --------
Investment income--net...................................     .0266       .0092       .0072       .0147       .0384
Realized and unrealized gain (loss)--net.................     .0001      (.0009)     (.0004)     (.0007)      .0015
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................     .0267       .0083       .0068       .0140       .0399
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................    (.0266)     (.0092)     (.0072)     (.0147)     (.0384)
  Realized gain--net.....................................        --          --          --+         --+     (.0002)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................    (.0266)     (.0092)     (.0072)     (.0147)     (.0386)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   1.00    $   1.00    $   1.00    $   1.00    $   1.00
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     2.66%        .92%        .73%       1.49%       3.89%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .59%        .57%        .57%        .57%        .57%
                                                           ========    ========    ========    ========    ========
Investment income and realized gain (loss)--net..........     2.63%        .89%        .73%       1.47%       3.69%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $267,028    $314,351    $428,938    $545,630    $580,609
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $(.0001) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                  CLASS II
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------------------------
FINANCIAL STATEMENTS.                                            FOR THE YEAR         FOR THE PERIOD
                                                                    ENDED          FEBRUARY 13, 2004++
                                                              DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  1.00               $  1.00
                                                                   -------               -------
Investment income--net......................................         .0251                 .0071
Realized and unrealized gain(loss)--net.....................        (.0003)                   --+
                                                                   -------               -------
Total from investment operations............................         .0248                 .0071
                                                                   -------               -------
Less dividends from investment income--net..................        (.0251)               (.0071)
                                                                   -------               -------
Net asset value, end of period..............................       $  1.00               $  1.00
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         2.51%                  .72%+++
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .73%                  .72%*
                                                                   =======               =======
Investment income and realized gain (loss)--net.............         2.21%                  .98%*
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $    23               $    53
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                  CLASS III
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -----------------------------------------
FINANCIAL STATEMENTS.                                            FOR THE YEAR         FOR THE PERIOD
                                                                    ENDED          SEPTEMBER 30, 2004++
                                                              DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  1.00               $  1.00
                                                                   -------               -------
Investment income--net......................................         .0278                 .0040
Realized and unrealized gain--net...........................         .0001                    --+
                                                                   -------               -------
Total from investment operations............................         .0279                 .0040
                                                                   -------               -------
Less dividends from investment income--net..................        (.0278)               (.0040)
                                                                   -------               -------
Net asset value, end of period..............................       $  1.00               $  1.00
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         2.80%                  .40%+++
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .59%                  .57%*
                                                                   =======               =======
Investment income and realized gain (loss)--net.............         3.25%                 1.44%*
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1               $     1
                                                                   =======               =======
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

+   Amount is less than $.0001 per share.

++  Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Domestic Money Market V.I. Fund (formerly Merrill Lynch Domestic Money Market V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Portfolio securities with remaining maturities of greater than 60 days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing 60 days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Company's Board of Directors.

  (b) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

  (e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional Fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund

--------------------------------------------------------------------------------

typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.
  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $7,438 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $47,381,874 and $114,203,196 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares For the Year Ended                      Dollar
December 31, 2005                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................   136,743,657    $ 136,743,657
Shares issued to shareholders in
 reinvestment of dividends........     7,582,453        7,582,453
                                    ------------    -------------
Total issued......................   144,326,110      144,326,110
Shares redeemed...................  (191,677,999)    (191,677,999)
                                    ------------    -------------
Net decrease......................   (47,351,889)   $ (47,351,889)
                                    ============    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares For the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold.......................   138,164,749    $ 138,164,749
Shares issued to shareholders in
 reinvestment of dividends........     3,302,672        3,302,672
                                    ------------    -------------
Total issued......................   141,467,421      141,467,421
Shares redeemed...................  (255,724,799)    (255,724,799)
                                    ------------    -------------
Net decrease......................  (114,257,378)   $(114,257,378)
                                    ============    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares For the Year Ended                       Dollar
December 31, 2005                            Shares      Amount
-----------------------------------------------------------------
Shares sold...............................   942,479    $ 942,479
Shares issued to shareholders in
 reinvestment of dividends................     2,331        2,331
                                            --------    ---------
Total issued..............................   944,810      944,810
Shares redeemed...........................  (974,795)    (974,795)
                                            --------    ---------
Net decrease..............................   (29,985)   $ (29,985)
                                            ========    =========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                           Dollar
February 13, 2004+ to December 31, 2004    Shares        Amount
------------------------------------------------------------------
Shares sold...........................    4,294,727    $ 4,294,727
Shares issued to shareholders in
 reinvestment of dividends............        1,072          1,072
                                         ----------    -----------
Total issued..........................    4,295,799      4,295,799
Shares redeemed.......................   (4,242,617)    (4,242,617)
                                         ----------    -----------
Net increase..........................       53,182    $    53,182
                                         ==========    ===========
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares For the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares sold.....................................     --        --
                                                   ----     -----
Net increase....................................     --        --
                                                   ====     =====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for Period                                 Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................  1,000     $1,000
                                                  -----     ------
Net increase....................................  1,000     $1,000
                                                  =====     ======
------------------------------------------------------------------

+ Commencement of operations.

4. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                         12/31/2005    12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $7,583,275    $3,302,581
                                         ----------    ----------
Total taxable distributions............  $7,583,275    $3,302,581
-----------------------------------------------------------------

  As of December 31, 2005 the components of accumulated losses on a tax basis were as follows:

Undistributed tax-exempt income -- net................  $   1,783
Undistributed long-term capital gains -- net..........         --
                                                        ---------
Total undistributed earnings -- net...................      1,783
Capital loss carryforward.............................     (1,783)*
Unrealized losses -- net..............................   (154,107)
                                                        ---------
Total accumulated losses -- net.......................  $(154,107)
                                                        =========

* On December 31, 2005, the Fund had a net capital loss carryforward of $1,783, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Domestic Money Market V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Domestic Money Market V.I. Fund (formerly, Merrill Lynch Domestic Money Market V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Domestic Money Market V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY FUNDAMENTAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed its benchmarks for the fiscal year, and ended the period prepared for a slowdown in U.S. economic growth in 2006.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Fundamental Growth V.I. Fund's Class I Shares had a total return of +7.49%. The Fund outpaced the +4.91% return of the Standard & Poor's 500 (S&P 500) Index and the +3.46% return of the S&P 500 Barra Growth Index. In mid-December, the style-specific benchmark changed to the S&P 500/Citigroup Growth Index, which returned +1.14% for the 12-month period.

  In a very volatile stock market environment, the Fund provided competitive returns relative to passive investment benchmarks as well as other active managers with the same investment style. Notably, the value style of investing outperformed growth for the year, as reflected in the +6.33% return of the S&P 500 Barra Value Index.

  Within the S&P 500/Citigroup Growth Index, the utilities, telecommunication services, energy and financials sectors were the top performers. Given its growth-oriented investment objective, the Fund had no exposure to utilities and telecommunication services, which are more defensive sectors and exhibit little real or nominal growth over time.

  The Fund's positive absolute and relative investment returns are attributable to stock selection in the health care and energy sectors. The Fund was overweight relative to its benchmarks in both sectors. Top performers in health care were eye care products company Alcon Inc., health insurers WellPoint, Inc. and UnitedHealth Group, Inc., biotechnology company Gilead Sciences Inc., drug company Celgene Corp. and prescription benefits manager Caremark Rx, Inc. In energy, the Fund's strongest performers were offshore drilling contractor Transocean, Inc. and oil service companies Schlumberger Ltd., Halliburton Co., Baker Hughes, Inc., Grant Prideco, Inc. and National Oilwell Varco, Inc.

  Also contributing significantly to Fund performance was our underweight position in the information technology sector, including below-market exposure to poor-performing Dell Inc. and International Business Machines Corp. However, the Fund did maintain positions in Internet search engine Google Inc. and fiber optic cable maker Corning Inc., both of which contributed positively to performance.

  Holdings that detracted most from the Fund's relative results, given their significant stock price declines, were mortgage banker Doral Financial Corp., surgical supplies maker Boston Scientific Corp., leading spice maker McCormick & Co. Inc., resort and gaming company Wynn Resorts Ltd., credit card company MBNA Corp., beauty products company Avon Products Inc. and media conglomerate Walt Disney Co.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our semi-annual report to shareholders dated June 30, 2005 detailed the changes that were made to the portfolio during the first half of the fiscal year. This included some major shifts in the sector and/or individual stock exposure in the portfolio. Specifically, we increased exposure to the health care, industrials and financials sectors and meaningfully reduced the portfolio's exposure to the information technology sector.

  During the second half of the period, we made only one significant change in the structure of the portfolio's investments. We liquidated the Fund's position in Microsoft Corp. and substituted investments in the four largest information technology software companies in India. These companies are Cognizant Technology Solutions Corp., Infosys Technologies Ltd., Satyam Computer Services Ltd. and Tata Consultancy Services Ltd. These companies appear to have much lower cost solutions for the corporate and public sector information technology operations. The success of these companies is demonstrated by their much higher rates of growth in revenues, earnings and contract signings in comparison to Microsoft and the other leading U.S.-based software and information technology consulting companies.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  The Fund remains positioned for a slowdown in U.S. economic growth. At period-end, the portfolio was most overweight in energy and materials. As anticipated all year long, the companies that provide services, equipment and supplies for private companies and governments exploring potential energy reserves for development have benefited from rising demand and increased pricing on longer-term

--------------------------------------------------------------------------------

contracts for services. In our opinion, these companies, such as Schlumberger Ltd. and Baker Hughes, Inc., are likely to benefit further from a continued increase in demand and higher earnings and rates of return. A major factor is the ongoing above-average real growth of the Chinese economy, which is putting upward pressure on the rates of growth in demand and pricing of most energy products and basic materials around the world. U.S. companies, such as General Electric Co., Boeing Co., Caterpillar, Inc. and 3M Co., benefit from the increased demand from Chinese companies for their industrial and aerospace products.

  We also ended the period overweight in the industrials sector, assuming a continuation of capital investment programs in the United States and Asia, particularly China. Finally, we witnessed a recovery in real economic growth in Japan during the second half of 2005, which should benefit the U.S. industrials companies in the Fund's portfolio.

Lawrence R. Fuller
Vice President and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

(LINE GRAPH)

                                                  MERCURY FUNDAMENTAL                                       STANDARD & POOR'S
                                               GROWTH V.I. FUND+--CLASS I     STANDARD & POOR'S 500       500/CITIGROUP GROWTH
                                                        SHARES*                      INDEX++                    INDEX+++
                                               --------------------------     ---------------------       --------------------
4/03/00**                                               10000.00                    10000.00                    10000.00
12/00                                                    9273.00                     8842.00                     7736.00
12/01                                                    7593.00                     7791.00                     6489.00
12/02                                                    5504.00                     6069.00                     4665.00
12/03                                                    7045.00                     7810.00                     5929.00
12/04                                                    7523.00                     8660.00                     6342.00
12/05                                                    8087.00                     9085.00                     6414.00

(LINE GRAPH)

                                             MERCURY                 MERCURY
                                        FUNDAMENTAL GROWTH     FUNDAMENTAL GROWTH                             STANDARD & POOR'S
                                       V.I. FUND+--CLASS II   V.I. FUND+--CLASS III    STANDARD & POOR'S        500/CITIGROUP
                                             SHARES*                 SHARES*              500 INDEX++          GROWTH INDEX+++
                                       --------------------   ---------------------    -----------------      -----------------
9/30/04**                                    10000.00               10000.00                10000.00               10000.00
12/04                                        10914.00               10914.00                10923.00               10830.00
12/05                                        11747.00               11747.00                11460.00               10954.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average rates of growth earnings over the long term.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +7.49%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        -2.70
--------------------------------------------------------------------------
Inception (4/03/00) through 12/31/05                             -3.63
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          + 7.63%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +13.72
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          + 7.63%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +13.72
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +8.22%         +7.49%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +8.36          +7.63
-----------------------------------------------------------------------------------------
Class III Shares*                                                +8.36          +7.63
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +5.77          +4.91
-----------------------------------------------------------------------------------------
S&P 500/Citigroup Growth Index***                                +3.63          +1.14
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.
** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of the NYSE market capitalization and 30% of NYSE issues.
*** This unmanaged Index is designed to provide a comprehensive measure of large-cap U.S. equity "growth" performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,082.20             $3.97
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,083.60             $3.97
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,083.60             $3.97
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.26             $3.85
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.26             $3.85
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,021.26             $3.85
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.76% for Class I, .76% for Class II and .76% for Class
   III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .91% and 1.01%, the actual expenses paid would have been approximately $4.75 and $5.28, and the hypothetical expenses paid would have been approximately $4.61 and $5.11 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Health Care.................................................        18.4%
Energy......................................................        17.8
Producer Durables...........................................        11.6
Consumer Discretionary......................................        11.3
Information Technology......................................         9.2
Materials...................................................         8.0
Consumer Staples............................................         6.6
Financials..................................................         5.3
Industrials.................................................         3.4
Other*......................................................         8.4
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.5%                       47,200      Boeing Co. ..................................  $  3,315,328
                                                42,600      Lockheed Martin Corp. .......................     2,710,638
                                                35,000      United Technologies Corp. ...................     1,956,850
                                                                                                           ------------
                                                                                                              7,982,816
------------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.2%                                 36,400      PepsiCo, Inc. ...............................     2,150,512
------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--4.6%                             61,900      Amgen, Inc.(b)...............................     4,881,434
                                                46,000      Genzyme Corp.(b).............................     3,255,880
                                                                                                           ------------
                                                                                                              8,137,314
------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.6%                           29,800      Franklin Resources, Inc. ....................     2,801,498
------------------------------------------------------------------------------------------------------------------------
CHEMICALS--8.5%                                 52,200      Air Products & Chemicals, Inc. ..............     3,089,718
                                               105,400      The Dow Chemical Co. ........................     4,618,628
                                                61,600      E.I. du Pont de Nemours & Co. ...............     2,618,000
                                                67,500      Nalco Holding Co.(b).........................     1,195,425
                                                68,900      Praxair, Inc.(d).............................     3,648,944
                                                                                                           ------------
                                                                                                             15,170,715
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--2.7%                          58,800      Bank of America Corp. .......................     2,713,620
                                                72,900      U.S. Bancorp.................................     2,178,981
                                                                                                           ------------
                                                                                                              4,892,601
------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.4%                  74,600      Telefonaktiebolaget LM Ericsson(c)...........     2,566,240
------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.3%                 7,400      Fluor Corp. .................................       571,724
------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.3%            47,600      Citigroup, Inc. .............................     2,310,028
------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--11.6%              52,400      Baker Hughes, Inc.(d)........................     3,184,872
                                                28,900      Grant Prideco, Inc.(b)(d)....................     1,275,068
                                                70,900      Halliburton Co...............................     4,392,964
                                                41,700      National Oilwell Varco, Inc.(b)..............     2,614,590
                                                47,300      Schlumberger Ltd.............................     4,595,195
                                                67,400      Transocean, Inc.(b)(d).......................     4,697,106
                                                                                                           ------------
                                                                                                             20,759,795
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--6.7%          61,300      Alcon, Inc. .................................     7,944,480
                                                71,500      Medtronic, Inc. .............................     4,116,255
                                                                                                           ------------
                                                                                                             12,060,735
------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--8.0%          48,400      Caremark Rx, Inc.(b).........................     2,506,636
                                                 9,600      Covance, Inc.(b) ............................       466,080
                                                14,400      Sierra Health Services, Inc.(b) .............     1,151,424
                                                75,800      UnitedHealth Group, Inc. ....................     4,710,212
                                                68,600      WellPoint, Inc.(b)...........................     5,473,594
                                                                                                           ------------
                                                                                                             14,307,946
------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--4.4%            110,200      Starbucks Corp.(b)...........................     3,307,102
                                                 8,400      Station Casinos, Inc. .......................       569,520
                                                36,900      Wynn Resorts Ltd.(b)(d)......................     2,023,965
                                                43,600      Yum! Brands, Inc. ...........................     2,043,968
                                                                                                           ------------
                                                                                                              7,944,555
------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--4.0%                       122,500      Procter & Gamble Co. ........................     7,090,300
------------------------------------------------------------------------------------------------------------------------
IT SERVICES--4.2%                               37,100      Cognizant Technology Solutions Corp.(b)......     1,867,985
                                                27,800      Hewitt Associates, Inc. Class A(b)...........       778,678
                                                28,800      Infosys Technologies Ltd. ...................     1,917,494
                                               123,600      Satyam Computer Services Ltd. ...............     2,026,040
                                                25,400      Tata Consultancy Services Ltd. ..............       960,725
                                                                                                           ------------
                                                                                                              7,550,922
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--7.2%                  71,300      3M Co. ......................................     5,525,750
                                               209,700      General Electric Co. ........................     7,349,985
                                                                                                           ------------
                                                                                                             12,875,735
------------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--1.9%                 77,700      eBay, Inc.(b)................................     3,360,525
------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--4.1%               7,700      Google, Inc. Class A(b)......................     3,194,422
                                               105,600      Yahoo!, Inc.(b)..............................     4,137,408
                                                                                                           ------------
                                                                                                              7,331,830
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                                SHARES
INDUSTRY                                          HELD                      COMMON STOCKS                      VALUE
------------------------------------------------------------------------------------------------------------------------
MACHINERY--3.7%                                 43,600      Caterpillar, Inc. ...........................  $  2,518,772
                                                21,100      ITT Industries, Inc. ........................     2,169,502
                                                69,100      Pall Corp. ..................................     1,856,026
                                                                                                           ------------
                                                                                                              6,544,300
------------------------------------------------------------------------------------------------------------------------
MEDIA--1.1%                                     83,100      Walt Disney Co. .............................     1,991,907
------------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--7.3%               29,500      ConocoPhillips...............................     1,716,310
                                               158,300      Exxon Mobil Corp. ...........................     8,891,711
                                                30,300      Sunoco, Inc. ................................     2,374,914
                                                                                                           ------------
                                                                                                             12,982,935
------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.2%                           25,100      MGI Pharma, Inc.(b)..........................       430,716
------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.0%                         158,650      Staples, Inc. ...............................     3,602,942
------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--2.5%          72,700      Coach, Inc.(b)...............................     2,423,818
                                                24,100      Nike, Inc. Class B...........................     2,091,639
                                                                                                           ------------
                                                                                                              4,515,457
------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.8%                                   43,400      Altria Group, Inc. ..........................     3,242,848
------------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.4%          15,700      MSC Industrial Direct Co. Class A............       631,454
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL COMMON STOCKS
                                                            (COST--$149,507,352)--97.2%..................   173,808,350
------------------------------------------------------------------------------------------------------------------------
                                            BENEFICIAL
                                              INTEREST                  SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                            $6,871,997      Merrill Lynch Liquidity Series, LLC Cash
                                                              Sweep Series I(a)..........................     6,871,997
                                             9,346,900      Merrill Lynch Liquidity Series, LLC Money
                                                              Market Series(a)(e)........................     9,346,900
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL SHORT-TERM SECURITIES
                                                            (COST--$16,218,897)--9.1%....................    16,218,897
------------------------------------------------------------------------------------------------------------------------
                                                            TOTAL INVESTMENTS
                                                            (COST--$165,726,249*)--106.3%................   190,027,247
                                                            LIABILITIES IN EXCESS OF OTHER
                                                              ASSETS--(6.3%).............................   (11,332,644)
                                                                                                           ------------
                                                            NET ASSETS--100.0%...........................  $178,694,603
                                                                                                           ============
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $165,825,518
                                                               ============
Gross unrealized appreciation...............................   $ 27,533,402
Gross unrealized depreciation...............................     (3,331,673)
                                                               ------------
Net unrealized appreciation.................................   $ 24,201,729
                                                               ============

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....    $  (40,535)   $159,486
Merrill Lynch Liquidity Series, LLC Money Market Series.....    $1,332,200    $ 11,149
--------------------------------------------------------------------------------------

(b) Non-income producing security.
(c)  Depositary receipts.
(d) Security, or a portion of security, is on loan.
(e) Security was purchased with the cash proceeds from securities loans.
- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $9,113,169) (identified
  cost--$149,507,352).......................................                  $173,808,350
Investments in affiliated securities, at value (identified
  cost--$16,218,897)........................................                    16,218,897
Receivables:
  Dividends.................................................  $    216,976
  Securities lending........................................         1,811         218,787
                                                              ------------
Prepaid expenses............................................                         1,677
                                                                              ------------
Total assets................................................                   190,247,711
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     9,346,900
Deferred foreign capital gain tax...........................                         7,671
Payables:
  Securities purchased......................................     1,846,736
  Capital shares redeemed...................................       223,080
  Investment adviser........................................        91,062
  Other affiliates..........................................         3,174       2,164,052
                                                              ------------
Accrued expenses............................................                        34,485
                                                                              ------------
Total liabilities...........................................                    11,553,108
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $178,694,603
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,257,810
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            15
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            15
Paid-in capital in excess of par............................                   171,846,880
Accumulated distributions in excess of investment
  income--net...............................................  $     (9,613)
Accumulated realized capital losses--net....................   (19,693,831)
Unrealized appreciation--net................................    24,293,327
                                                              ------------
Total accumulated earnings--net.............................                     4,589,883
                                                                              ------------
NET ASSETS..................................................                  $178,694,603
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $178,692,255 and 22,578,103
  shares outstanding........................................                  $       7.91
                                                                              ============
Class II--Based on net assets of $1,174 and 148.32 shares
  outstanding...............................................                  $       7.92
                                                                              ============
Class III--Based on net assets of $1,174 and 148.32 shares
  outstanding...............................................                  $       7.92
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $15,513 foreign withholding tax)..........                 $ 2,244,763
Interest from affiliates....................................                     159,486
Securities lending--net.....................................                      11,149
                                                                             -----------
Total income................................................                   2,415,398
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,196,932
Accounting services.........................................       89,491
Professional fees...........................................       33,945
Custodian fees..............................................       23,652
Printing and shareholder reports............................       17,211
Directors' fees and expenses................................       11,132
Transfer agent fees--Class I................................        5,000
Pricing services............................................        3,209
Other.......................................................       12,718
                                                              -----------
Total expenses..............................................                   1,393,290
                                                                             -----------
Investment income--net......................................                   1,022,108
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   13,189,005
  Foreign currency transactions--net........................      (34,013)    13,154,992
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net (including $7,671 deferred foreign
    capital gain tax).......................................   (1,137,509)
  Foreign currency transactions--net........................          808     (1,136,701)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  12,018,291
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $13,040,399
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,022,108   $  1,452,954
Realized gain--net..........................................    13,154,992     14,148,483
Change in unrealized appreciation/depreciation--net.........    (1,136,701)    (3,155,692)
                                                              ------------   ------------
Net increase in net assets resulting from operations........    13,040,399     12,445,745
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (999,995)    (1,461,036)
  Class II..................................................            (7)            (8)
  Class III.................................................            (7)            (8)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................    (1,000,009)    (1,461,052)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (32,689,793)    (8,650,692)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................   (20,649,403)     2,334,001
Beginning of year...........................................   199,344,006    197,010,005
                                                              ------------   ------------
End of year*................................................  $178,694,603   $199,344,006
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $     (9,613)  $       (123)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
      THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                     FOR THE YEAR ENDED DECEMBER 31,
      BEEN DERIVED FROM INFORMATION PROVIDED IN THE        --------------------------------------------------------
                  FINANCIAL STATEMENTS.                      2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   7.40    $   6.98    $   5.46    $   7.54    $   9.23
                                                           --------    --------    --------    --------    --------
Investment income--net**.................................       .04         .05         .01         .01         .04
Realized and unrealized gain (loss)--net.................       .51         .42        1.52       (2.08)      (1.71)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................       .55         .47        1.53       (2.07)      (1.67)
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.04)       (.05)       (.01)       (.01)       (.02)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $   7.91    $   7.40    $   6.98    $   5.46    $   7.54
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.......................     7.49%       6.80%      27.98%     (27.51%)    (18.12%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .76%        .74%        .74%        .75%        .79%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................      .56%        .75%        .13%        .09%        .57%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $178,692    $199,342    $197,010    $200,524    $163,218
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    82.41%      78.03%     134.62%      89.61%      94.56%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.

**  Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                              FOR THE YEAR      FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             ENDED        SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          DECEMBER 31,      TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                          2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  7.40             $  6.83
                                                                -------             -------
Investment income--net***...................................        .04                 .05
Realized and unrealized gain--net...........................        .52                 .57
                                                                -------             -------
Total from investment operations............................        .56                 .62
                                                                -------             -------
Less dividends from investment income--net..................       (.04)               (.05)
                                                                -------             -------
Net asset value, end of period..............................    $  7.92             $  7.40
                                                                =======             =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      7.63%               9.14%++
                                                                =======             =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .76%                .74%*
                                                                =======             =======
Investment income--net......................................       .58%               2.79%*
                                                                =======             =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     82.41%              78.03%
                                                                =======             =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                              FOR THE YEAR      FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE             ENDED        SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          DECEMBER 31,      TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                          2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $  7.40             $  6.83
                                                                -------             -------
Investment income--net***...................................        .04                 .05
Realized and unrealized gain--net...........................        .52                 .57
                                                                -------             -------
Total from investment operations............................        .56                 .62
                                                                -------             -------
Less dividends from investment income--net..................       (.04)               (.05)
                                                                -------             -------
Net asset value, end of period..............................    $  7.92             $  7.40
                                                                =======             =======
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      7.63%               9.14%++
                                                                =======             =======
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .76%                .74%*
                                                                =======             =======
Investment income--net......................................       .58%               2.79%*
                                                                =======             =======
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     82.41%              78.03%
                                                                =======             =======
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Fundamental Growth V.I. Fund (formerly Merrill Lynch Fundamental Growth V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned

--------------------------------------------------------------------------------

securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,424 has been reclassified between paid-in capital in excess of par and distributions in excess of net investment income and $34,013 has been reclassified between distributions in excess of net investment income and accumulated realized net capital losses as a result of permanent differences attributable to foreign currency transactions and an over-distribution of taxable income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC") an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $4,858 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $10,097 for certain accounting services.

  In addition, MLPF&S received $34,413 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $148,737,462 and $179,594,359, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $32,689,793 and $8,650,692 for the years ended December 31, 2005 and December 31, 2004, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,527,117    $ 11,453,632
Shares issued to shareholders in
 reinvestment of dividends...........     126,422         999,995
                                       ----------    ------------
Total issued.........................   1,653,539      12,453,627
Shares redeemed......................  (6,027,243)    (45,143,434)
                                       ----------    ------------
Net decrease.........................  (4,373,704)   $(32,689,807)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,350,161    $ 16,497,046
Shares issued to shareholders in
 reinvestment of dividends...........     197,207       1,461,036
                                       ----------    ------------
Total issued.........................   2,547,368      17,958,082
Shares redeemed......................  (3,813,915)    (26,610,790)
                                       ----------    ------------
Net decrease.........................  (1,266,547)   $ (8,652,708)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   146      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1           8
                                                   ---      ------
Net increase....................................   147      $1,008
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1         $7
                                                    --        --
Net increase....................................    1         $7
                                                    ==        ==
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   146      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     1           8
                                                   ---      ------
Net increase....................................   147      $1,008
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

------------------------------------------------------------------
                                           12/31/2005   12/31/2004
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $1,000,009   $1,461,052
                                           ----------   ----------
Total taxable distributions..............  $1,000,009   $1,461,052
                                           ==========   ==========
------------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................  $          --
Undistributed long-term capital gains--net........             --
                                                    -------------
Total undistributed earnings--net.................             --
Capital loss carryforward.........................    (19,594,562)*
Unrealized gains--net.............................     24,184,445**
                                                    -------------
Total accumulated earnings--net...................  $   4,589,883
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $19,594,562, of which $5,279,537 expires in 2010 and $14,315,025 expires in
   2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Fundamental Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Fundamental Growth V.I. Fund (formerly, Merrill Lynch Fundamental Growth V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Fundamental Growth V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY GLOBAL ALLOCATION V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund provided double-digit returns for the year, outperforming both its Reference Portfolio and its comparable Lipper category average.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Global Allocation V.I. Fund's Class I, Class II and Class III Shares had total returns of +10.43%, +10.27% and +10.18%, respectively.

  Fund results exceeded the +4.15% return of its Reference Portfolio for the 12-month period, but fell slightly short of the +11.32% return of its broad-based, all-equity benchmark, the Financial Times Stock Exchange (FTSE) World Index. The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund's composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12 months ended December 31, 2005, were as follows: the Standard & Poor's 500 (S&P 500) Index returned +4.91%; the FTSE World Index (ex-U.S.) returned +16.68%; the Merrill Lynch Treasury Index GA05 returned +0.01%; and the Citigroup (non-U.S. dollar) World Government Bond Index returned -9.20%. (A full description of the Reference Portfolio can be found on page 6 of this report to shareholders.)

  The Fund significantly outperformed its comparable Lipper category of Global Flexible Portfolio Funds (Variable Products), which posted an average return of +4.71% for the 12 months ended December 31, 2005. (Funds in this Lipper category allocate their investments across various asset classes, including both domestic and foreign stocks, bonds and money market instruments, and focus on total return. At least 25% of portfolio assets are invested in securities traded outside the United States, and may include shares of gold mines, gold-oriented mining finance houses, gold coins or bullion.)

  The Fund capitalized on favorable equity performance in most developed markets around the world. For the 12-month period, U.S. equities (as measured by the S&P 500 Index) gained 4.91%, while developed equity markets in Europe (as measured by the MSCI Europe Index) and the Pacific region (as measured by the MSCI Pacific Index) advanced 9.42% and 22.64%, respectively. The Pacific region's particularly strong performance was led by South Korea and Japan, where the KOSPI and the TOPIX indexes rose 59.04% and 26.53%, respectively.

  Advances in equity prices were propelled by rising gross domestic product
(GDP) and higher corporate profits in the world's developed economies, despite the fact that both interest rates and energy prices rose measurably over the period. Oil prices, which touched all-time highs in late August following Hurricane Katrina, but eased more recently. Overall, the oil price increased approximately 40% over the past 12 months. The U.S. dollar was largely unchanged on a trade-weighted basis against a basket of global currencies, although the greenback did strengthen versus both the euro and the yen over the 12-month period.

  Bond market performance globally was mixed in U.S. dollar terms, with long-term sovereigns suffering losses in the United States and Asia, but generally posting positive performance across Western Europe. The long end of the U.S. Treasury market finally started to show signs of succumbing to steady but modest increases in the federal funds rate by the U.S. Federal Reserve advanced from 2.25% 12 months ago to 4.25% as of December 13, 2005. The short-term increases caused a sell-off in the 10-year Treasury note beginning in late August, resulting in a 12-month total return of +2.0%. In Asia, long-term government bonds fell in U.S. dollar terms in Japan, Hong Kong, South Korea, Taiwan and Singapore. Investors, encouraged by Asian corporate profitability and perhaps concerned about the possibility of higher short-term interest rates, shifted capital into equities. In Europe, meanwhile, fixed income returns were positive in both euro and dollar terms, as investors saw little evidence of GDP growth in any developed European markets. The absence of growth led investors to conclude that inflation in Europe was less of a concern than in either the United States or Asia, and that the European Central Bank was unlikely to raise short-term interest rates in the near term.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE FOR THE PERIOD?

  The Fund's performance reflected an asset allocation strategy that included a slight underweight in equities at the beginning of the period, and a significant underweight in fixed income, particularly high-quality, long-term U.S. government bonds. The Fund benefited from a significant overweight exposure to Asian equities, notably in Japan and India, and effective

--------------------------------------------------------------------------------

stock selection in the U.S. as global equity markets appreciated. The Fund's performance was further enhanced by effective security selection in both the industrials and energy sectors as the price of oil increased sharply. In addition, growth in Asia, notably in China, fueled an increase in demand for raw materials, particularly energy resources, and capital investment in energy-related production.

  The makeup of the Fund's fixed income portfolio also aided performance. Although we were considerably underweight in fixed income as a whole, the Fund continued to benefit from the positioning of its fixed income component. This included some exposure to high yield issues, including U.S. corporate bonds and convertible securities, and emerging market debt. The Fund remained underweight in its exposure to U.S. Treasury securities and non-U.S.-dollar sovereign debt, notably in Japan, as yields remained unattractive.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE YEAR?

  We continued to focus on attractively valued stocks, particularly in the United States and Asia. Our strategy included increasing the quality of the equity portfolio and taking profits in those stocks that outperformed, notably trimming our overweight positions in the materials and energy sectors.

  We began the period with an equity weighting slightly below that of our Reference Portfolio, at 56.8% of net assets (versus the Reference Portfolio's 60%). As of December 31, 2005, the Fund's equity allocation stood at 62.7% of net assets, primarily reflecting an increased exposure to Japanese equities, which we continued to find attractive fundamentally. We also increased our allocation to European equities, taking advantage of weakness in the European markets, and reduced our exposure to equities in the United States.

  The Fund was significantly underweight in fixed income securities for the duration of the 12-month period. Approximately 23% of the Fund's net assets was invested in bonds worldwide at period-end compared to the Reference Portfolio's fixed income allocation of 40%. While exposure to U.S. dollar-denominated corporate bonds decreased due to profit-taking as markets appreciated, this was offset by an increase in the Fund's allocation to U.S. Treasury Inflation Protected Securities (TIPS). (Please note that the Fund's U.S. fixed income exposure includes bonds of non-U.S. issuers denominated in U.S. dollars.)

  Approximately 3.4% of the Fund's net assets was invested in convertible securities as of December 31, 2005. These securities are reported as a portion of the Fund's fixed income securities, although some of these securities may tend to perform similar to equities. The Fund's position in cash equivalent securities decreased from 24.2% of net assets to 14.7% over the past 12 months. Cash is actively managed and, as such, allocations to cash are an integral part of the Fund's investment strategy. Currently, cash is considered zero-duration fixed income, and includes short-term U.S. dollar and non-U.S. dollar fixed income securities and other money market-type instruments.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Compared to its Reference Portfolio, the Fund ended the period relatively neutral in its equities allocation, significantly underweight in fixed income securities and overweight in cash reserves.

  The investment team continues to look for undervalued companies that are expected to generate above-average rates of return. Within the equity segment, the Fund ended the period underweight in U.S. and European stocks and overweight in Asian stocks. In terms of sector allocations, the Fund was overweight in the energy, financials, telecommunications, industrials and materials sectors, and underweight in healthcare, consumer discretionary, technology, consumer staples and utilities.

  At December 31, 2005, the Fund had little exposure to long-term, high-grade fixed income securities in the United States, as we find the current yield on these instruments to be unattractive relative to the associated risk of higher interest rates. As for currency exposure, the Fund ended the period with an underweight position in the U.S. dollar, and small overweight positions in several Asian currencies.

  At the close of the period, the portfolio's equity allocation--although relatively neutral to our Reference Portfolio--was still higher than during most of the Fund's history. For that reason, we expect that the Fund may exhibit a somewhat higher beta versus the S&P 500 Index and higher volatility in net asset value than historically has been the case. Nevertheless, given the Fund's current positioning, we believe that both of these measures should remain below those typical of most all-equity funds in most market conditions.

Dennis Stattman
Vice President and Senior Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

                                                     MERCURY GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                     CLASS I SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
12/95                                                     10000                       10000                       10000
12/96                                                     11317                       11321                       11085
12/97                                                     12668                       13064                       12519
12/98                                                     13792                       16073                       15007
12/99                                                     16740                       20252                       16998
12/00                                                     15129                       18009                       16261
12/01                                                     13789                       15102                       14994
12/02                                                     12666                       12223                       14128
12/03                                                     17045                       16367                       17410
12/04                                                     19528                       18995                       19426
12/05                                                     21565                       21146                       20232

                                                     MERCURY GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS II SHARES*           FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/24/03**                                                10000                       10000                       10000
12/03                                                     10803                       10610                       10465
12/04                                                     12358                       12314                       11676
12/05                                                     13627                       13708                       12161

                                                     MERCURY GLOBAL
                                                 ALLOCATION V.I. FUND+--
                                                    CLASS III SHARES*          FTSE WORLD INDEX++        REFERENCE PORTFOLIO+++
                                                 -----------------------       ------------------        ----------------------
11/18/03**                                                10000                       10000                       10000
12/03                                                     10762                       10610                       10465
12/04                                                     12291                       12314                       11676
12/05                                                     13542                       13708                       12161

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**   Commencement of operations.
+ The Fund invests primarily in a portfolio of equity and fixed-income securities of U.S. and foreign issuers.
++ This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States. The starting date for the Index in the Class II and Class III Shares' graph is from 11/30/03.
+++ The unmanaged Reference Portfolio is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's--Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Citigroup World Government Bond Index (Ex-US). The starting date for the Reference Portfolio in the Class II and Class III Shares' graph is from 11/30/03.

    Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.43%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        + 7.35
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         + 7.99
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.27%
--------------------------------------------------------------------------
Inception (11/24/03) through 12/31/05                            +15.87
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

                                                                 RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.18%
--------------------------------------------------------------------------
Inception (11/18/03) through 12/31/05                            +15.39
--------------------------------------------------------------------------

* Average Annual Total Returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2005                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  + 9.39%        +10.43%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 + 9.32         +10.27
-----------------------------------------------------------------------------------------
Class III Shares*                                                + 9.24         +10.18
-----------------------------------------------------------------------------------------
FTSE World Index**                                               +11.14         +11.32
-----------------------------------------------------------------------------------------
Reference Portfolio***                                           + 5.01         + 4.15
-----------------------------------------------------------------------------------------
U.S. Stocks: Standard & Poor's 500 Index****                     + 5.77         + 4.91
-----------------------------------------------------------------------------------------
Non-U.S. Stocks: FTSE World Index (Ex-U.S.) Equities*****        +16.42         +16.68
-----------------------------------------------------------------------------------------
U.S. Bonds: ML Treasury Index GA05+                              - 1.19         + 0.01
-----------------------------------------------------------------------------------------
Non-U.S. Bonds: Citigroup World Government Bond Index
  (Ex-U.S.)++                                                    - 3.71         - 9.20
-----------------------------------------------------------------------------------------

* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.
** This unmanaged market capitalization-weighted Index is comprised of nearly 2000 equities from 24 countries in 12 regions, including the United States.
*** The Reference Portfolio is an unmanaged weighted Index comprised as follows: 36% of the Standard & Poor's 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).
****  This unmanaged broad-based Index is comprised of common stocks.
***** This unmanaged capitalization-weighted Index is comprised of 1,631 companies in 28 countries, excluding the United States.
+ This unmanaged Index is designed to track the total return of the current coupon five-year U.S. Treasury bond.
++ This unmanaged market capitalization-weighted Index tracks 10 government bond indexes, excluding the United States.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
SUMMARY OF FUND'S OVERALL ASSET MIX
--------------------------------------------------------------------------------

                                                              PERCENT OF FUND'S   REFERENCE PORTFOLIO+
AS OF 12/31/05                                                   NET ASSETS           PERCENTAGES
------------------------------------------------------------------------------------------------------
U.S. Equities                                                        25.5%*               36.0%
------------------------------------------------------------------------------------------------------
European Equities                                                    11.9                 14.4
------------------------------------------------------------------------------------------------------
Pacific Basin Equities                                               21.5                  7.4
------------------------------------------------------------------------------------------------------
Other Equities                                                        3.8                  2.2
------------------------------------------------------------------------------------------------------
TOTAL EQUITIES                                                       62.7                 60.0
------------------------------------------------------------------------------------------------------
U.S. Dollar-Denominated Fixed Income Securities                      13.8                 24.0
------------------------------------------------------------------------------------------------------
  U.S. Issuer                                                        11.0                   --
------------------------------------------------------------------------------------------------------
  Non-U.S. Issuer                                                     2.8                   --
------------------------------------------------------------------------------------------------------
Non-U.S. Dollar-Denominated Fixed Income Securities                   8.8                 16.0
------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME SECURITIES                                        22.6                 40.0
------------------------------------------------------------------------------------------------------
CASH & CASH EQUIVALENTS                                              14.7**                 --
------------------------------------------------------------------------------------------------------

*  Includes value of financial futures contracts.
** Cash & Cash Equivalents are reduced by the market (or nominal) value of long financial futures contracts.
+ The unmanaged Reference Portfolio is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World Index (Ex-U.S.) Equities; 24% Merrill Lynch Treasury Index GA05; and 16% Citigroup World Government Bond Index (Ex-U.S.).

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005), is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,093.90             $4.09
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,093.20             $4.88
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,092.40             $5.40
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.19             $3.95
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.44             $4.71
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.94             $5.22
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.78% for Class I, .93% for Class II and 1.03% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.9%          CAPITAL MARKETS--0.2%           21,800    Macquarie Bank Ltd. .............  $  1,089,816
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.3%           67,000    BHP Billiton Ltd. ...............     1,118,117
                                                         23,300    Rio Tinto Ltd. ..................     1,179,331
                                                                                                      ------------
                                                                                                         2,297,448
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           11,000    Woodside Petroleum Ltd. .........       316,227
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  81,000    Macquarie Airports...............       188,354
                         INFRASTRUCTURE--0.3%
                                                        605,500    Macquarie Infrastructure Group...     1,581,230
                                                        131,500    Transurban Group.................       636,650
                                                                                                      ------------
                                                                                                         2,406,234
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                     AUSTRALIA......................     6,109,725
------------------------------------------------------------------------------------------------------------------
BELGIUM--0.1%            DIVERSIFIED                     29,946    Belgacom SA......................       973,144
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         LEISURE EQUIPMENT &              7,870    AGFA-Gevaert NV..................       143,052
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BELGIUM...     1,116,196
------------------------------------------------------------------------------------------------------------------
BERMUDA--0.2%            INSURANCE--0.2%                 16,300    IPC Holdings, Ltd. ..............       446,294
                                                         29,200    Platinum Underwriters Holdings
                                                                     Ltd. ..........................       907,244
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BERMUDA...     1,353,538
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.9%             CHEMICALS--0.1%                 33,100    Braskem SA.......................       269,279
                                                         11,500    Cosan SA Industria e
                                                                     Comercio(j)....................       335,472
                                                                                                      ------------
                                                                                                           604,751
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  28,100    Obrascon Huarte Lain Brasil
                         ENGINEERING--0.0%                           SA(j)..........................       305,725
                         -----------------------------------------------------------------------------------------
                         INTERNET & CATALOG              17,400    Submarino SA.....................       309,184
                         RETAIL--0.1%
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.2%           20,400    Companhia Vale do Rio Doce
                                                                     (Preference 'A' Shares)(i).....       739,500
                                                         16,800    Usinas Siderurgicas de Minas
                                                                     Gerais SA Preferred Class A....       399,949
                                                                                                      ------------
                                                                                                         1,139,449
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           49,100    Petroleo Brasileiro SA(i)........     3,499,357
                         FUELS--0.5%
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                   6,700    All America Latina Logistica
                         INFRASTRUCTURE--0.0%                        SA.............................       286,159
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN BRAZIL....     6,144,625
------------------------------------------------------------------------------------------------------------------
CANADA--1.4%             CHEMICALS--0.1%                 17,100    Agrium Inc. .....................       376,029
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 464,828    Nortel Networks Corp.(j).........     1,422,374
                         EQUIPMENT--0.2%
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.5%          146,300    Placer Dome, Inc. ...............     3,354,659
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           18,200    Petro-Canada.....................       726,816
                         FUELS--0.3%
                                                         17,400    Suncor Energy, Inc.(i)...........     1,098,462
                                                          4,600    Talisman Energy, Inc. ...........       242,572
                                                                                                      ------------
                                                                                                         2,067,850
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.3%               13,900    CP Railway Ltd. (USD)............       583,105
                                                         45,000    Canadian Pacific Railway Ltd. ...     1,876,429
                                                                                                      ------------
                                                                                                         2,459,534
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CANADA....     9,680,446
------------------------------------------------------------------------------------------------------------------
CHINA--0.3%              AUTOMOBILES--0.0%              530,000    Denway Motors Ltd. ..............       176,016
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
CHINA
(CONCLUDED)
                         ELECTRICAL                   1,491,000    Shanghai Electric Group
                         EQUIPMENT--0.1%                             Corp.(j).......................  $    509,592
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                  7,400    China Life Insurance Co.
                                                                     Ltd.(i)(j).....................       261,072
                                                         87,000    Ping An Insurance Group Co. of
                                                                     China Ltd. ....................       160,456
                                                                                                      ------------
                                                                                                           421,528
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          599,800    China Shenhua Energy Co. Ltd.
                         FUELS--0.1%                                 Class H(j).....................       661,412
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 265,900    Hainan Meilan International
                         INFRASTRUCTURE--0.0%                        Airport Co., Ltd. .............       141,463
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN CHINA.....     1,910,011
------------------------------------------------------------------------------------------------------------------
FINLAND--0.4%            COMMUNICATIONS                  29,600    Nokia Oyj(i).....................       541,680
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       105,247    Fortum Oyj.......................     1,966,445
                         UTILITIES--0.3%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FINLAND...     2,508,125
------------------------------------------------------------------------------------------------------------------
FRANCE--1.3%             AUTOMOBILES--0.1%               13,673    Peugeot SA.......................       785,434
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.5%          24,844    BNP Paribas......................     2,002,981
                                                         39,447    Credit Agricole SA...............     1,238,157
                                                                                                      ------------
                                                                                                         3,241,138
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  10,785    Vinci SA.........................       924,214
                         ENGINEERING--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  33,092    Carrefour SA.....................     1,544,954
                         RETAILING--0.2%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           12,065    Total SA.........................     3,019,879
                         FUELS--0.4%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN FRANCE....     9,515,619
------------------------------------------------------------------------------------------------------------------
GERMANY--1.8%            AIR FREIGHT &                   63,143    Deutsche Post AG.................     1,525,359
                         LOGISTICS--0.2%
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          17,799    Deutsche Postbank AG.............     1,028,747
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                  17,271    Hochtief AG......................       770,674
                         ENGINEERING--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           10,248    Deutsche Boerse AG...............     1,046,341
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     71,973    Deutsche Telekom AG..............     1,195,333
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        21,189    E.ON AG(j).......................     2,184,183
                         UTILITIES--0.3%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      26,278    Siemens AG.......................     2,244,128
                         CONGLOMERATES--0.3%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                  8,929    Allianz AG Registered Shares.....     1,347,491
                         -----------------------------------------------------------------------------------------
                         MULTI-UTILITIES--0.2%           21,253    RWE AG...........................     1,568,066
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN GERMANY...    12,910,322
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.7%          COMMERCIAL BANKS--0.2%          65,900    HSBC Holdings Plc Hong Kong
                                                                     Registered.....................     1,058,167
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       102,000    Cheung Kong Infrastructure
                         UTILITIES--0.1%                             Holdings Ltd. .................       320,988
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     174,290    Hutchison Whampoa Ltd. ..........     1,660,055
                         CONGLOMERATES--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
HONG KONG
(CONCLUDED)
                         REAL ESTATE--0.2%               58,000    Cheung Kong Holdings Ltd. .......  $    595,069
                                                         35,800    Sun Hung Kai Properties Ltd. ....       348,602
                                                        187,000    Wharf Holdings Ltd. .............       660,833
                                                                                                      ------------
                                                                                                         1,604,504
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HONG
                                                                   KONG.............................     4,643,714
------------------------------------------------------------------------------------------------------------------
HUNGARY--0.2%            COMMERCIAL BANKS--0.1%           8,300    OTP Bank Rt.(i)..................       540,375
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     11,350    Magyar Telekom Rt.(i)............       250,041
                         TELECOMMUNICATION
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            9,142    Mol Magyar Olaj-es Gazipari
                         FUELS--0.1%                                 Rt. ...........................       852,168
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN HUNGARY...     1,642,584
------------------------------------------------------------------------------------------------------------------
INDIA--2.4%              AUTOMOBILES--0.2%               25,700    Bajaj Auto Ltd. .................     1,142,425
                                                         20,000    Tata Motors Ltd. ................       290,158
                                                                                                      ------------
                                                                                                         1,432,583
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--1.0%                358,500    Reliance Industries Ltd. ........     7,085,970
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          33,900    Oriental Bank Of Commerce........       204,183
                                                         31,650    State Bank of India Ltd. ........       638,098
                                                                                                      ------------
                                                                                                           842,281
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                   5,600    Larsen & Toubro Ltd. ............       229,449
                         ENGINEERING--0.0%
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   482,595    Gujarat Ambuja Cements Ltd. .....       853,467
                         MATERIALS--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    111,400    Mahanagar Telephone Nigam........       356,896
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       98,000    Hindustan Lever Ltd. ............       429,471
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.4%               43,976    Infosys Technologies Ltd. .......     2,927,907
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           11,200    Hindustan Petroleum Corp. .......        81,804
                         FUELS--0.0%
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.0%            8,500    Wockhardt Ltd. ..................        84,037
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.1%               25,000    Container Corp. Of India.........       791,491
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE              76,500    Housing Development Finance
                         FINANCE--0.3%                               Corp. .........................     2,048,640
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN INDIA.....    17,163,996
------------------------------------------------------------------------------------------------------------------
INDONESIA--0.0%          COMMERCIAL BANKS--0.0%         643,000    Bank Danamon Indonesia Tbk PT....       310,391
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   INDONESIA........................       310,391
------------------------------------------------------------------------------------------------------------------
ISRAEL--0.3%             COMMUNICATIONS                 198,000    ECI Telecom Ltd.(i)(j)...........     1,483,020
                         EQUIPMENT--0.2%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      41,500    Clal Industries and
                         CONGLOMERATES--0.0%                         Investments....................       217,247
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.1%            5,876    Teva Pharmaceutical Industries
                                                                     Ltd.(i)........................       252,727
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                   9,100    Ectel Ltd.(i)(j).................        40,313
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ISRAEL....     1,993,307
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
ITALY--1.0%              COMMERCIAL BANKS--0.4%         176,964    Capitalia SpA....................  $  1,020,729
                                                        298,723    UniCredito Italiano SpA..........     2,049,673
                                                                                                      ------------
                                                                                                         3,070,402
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       195,270    Enel SpA.........................     1,527,555
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           87,679    ENI SpA..........................     2,423,175
                         FUELS--0.4%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN ITALY.....     7,021,132
------------------------------------------------------------------------------------------------------------------
JAPAN--9.5%              AUTO COMPONENTS--0.1%           24,500    Toyota Industries Corp. .........       880,115
                         -----------------------------------------------------------------------------------------
                         AUTOMOBILES--0.4%              101,000    Fuji Heavy Industries Ltd. ......       547,657
                                                         10,900    Honda Motor Co., Ltd. ...........       621,511
                                                         90,000    Suzuki Motor Corp. ..............     1,666,102
                                                                                                      ------------
                                                                                                         2,835,270
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.4%                 48,900    Coca-Cola West Japan Co.,
                                                                     Ltd. ..........................     1,141,400
                                                         13,000    Hokkaido Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................        83,157
                                                         60,000    Kinki Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................       637,973
                                                         78,000    Mikuni Coca-Cola Bottling Co.,
                                                                     Ltd. ..........................       767,906
                                                                                                      ------------
                                                                                                         2,630,436
                         -----------------------------------------------------------------------------------------
                         BUILDING PRODUCTS--0.1%         62,000    Asahi Glass Co., Ltd. ...........       800,017
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.2%           86,000    Nomura Holdings, Inc. ...........     1,646,700
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.5%                 79,000    Asahi Kasei Corp. ...............       534,118
                                                         33,000    Shin-Etsu Chemical Co., Ltd. ....     1,753,029
                                                        173,000    Sumitomo Chemical Co., Ltd. .....     1,187,241
                                                                                                      ------------
                                                                                                         3,474,388
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.7%          96,714    The Bank of Yokohama Ltd. .......       790,723
                                                             65    Mitsubishi Tokyo Financial Group,
                                                                     Inc. ..........................       881,132
                                                        145,900    Shinsei Bank Ltd. ...............       843,038
                                                            220    Sumitomo Mitsui Financial Group,
                                                                     Inc. ..........................     2,329,916
                                                                                                      ------------
                                                                                                         4,844,809
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                 117,000    JGC Corp. .......................     2,225,409
                         ENGINEERING--0.4%
                                                        105,000    Okumura Corp. ...................       589,808
                                                                                                      ------------
                                                                                                         2,815,217
                         -----------------------------------------------------------------------------------------
                         CONSUMER FINANCE--0.3%          38,000    Credit Saison Co., Ltd. .........     1,896,298
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL            2,150    NCB Holdings Ltd. ...............       365,670
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                         6,000    Chubu Electric Power Co.,
                         UTILITIES--0.0%                             Inc. ..........................       142,845
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                      98,100    RHJ International(j).............     2,252,951
                         EQUIPMENT--0.3%
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          54,000    Hitachi Ltd. ....................       363,721
                         INSTRUMENTS--0.3%
                                                         22,000    Murata Manufacturing Co.,
                                                                     Ltd. ..........................     1,409,133
                                                                                                      ------------
                                                                                                         1,772,854
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  11,800    Ministop Co., Ltd. ..............       268,932
                         RETAILING--0.4%
                                                         56,000    Seven & I Holdings Co. Ltd. .....     2,396,001
                                                                                                      ------------
                                                                                                         2,664,933
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%            105,000    Ajinomoto Co., Inc. .............     1,073,752
                                                         15,000    House Foods Corp. ...............       227,485
                                                                                                      ------------
                                                                                                         1,301,237
                         -----------------------------------------------------------------------------------------
                         GAS UTILITIES--0.2%            310,000    Tokyo Gas Co., Ltd. .............     1,376,260
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                         HOUSEHOLD                       10,200    Rinnai Corp. ....................  $    241,540
                         DURABLES--0.0%
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                       52,600    Rohto Pharmaceutical Co.,
                         PRODUCTS--0.1%                              Ltd. ..........................       525,866
                         -----------------------------------------------------------------------------------------
                         INSURANCE--2.5%                426,000    Aioi Insurance Co., Ltd. ........     2,959,587
                                                            350    Millea Holdings, Inc. ...........     6,019,656
                                                        500,000    Mitsui Sumitomo Insurance Co.,
                                                                     Ltd. ..........................     6,112,853
                                                        375,000    Nipponkoa Insurance Co., Ltd. ...     3,005,592
                                                                                                      ------------
                                                                                                        18,097,688
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.3%                 13,000    Fanuc Ltd. ......................     1,102,516
                                                        142,000    Kubota Corp. ....................     1,192,256
                                                                                                      ------------
                                                                                                         2,294,772
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.1%                     46,100    Toho Co., Ltd. ..................     1,031,128
                         -----------------------------------------------------------------------------------------
                         OFFICE                          52,000    Brother Industries Ltd. .........       545,861
                         ELECTRONICS--0.3%
                                                         30,000    Canon, Inc. .....................     1,753,791
                                                                                                      ------------
                                                                                                         2,299,652
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.5%           53,300    Shionogi & Co., Ltd. ............       750,075
                                                         45,000    Takeda Pharmaceutical Co.,
                                                                     Ltd. ..........................     2,432,432
                                                         57,000    Tanabe Seiyaku Co., Ltd. ........       553,436
                                                                                                      ------------
                                                                                                         3,735,943
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE--0.2%                  253    Marco Polo Investment Holdings
                                                                     Ltd. ..........................       379,720
                                                            132    NTT Urban Development Co. .......       873,439
                                                         12,901    Shoei Co. Ltd. ..................       414,273
                                                                                                      ------------
                                                                                                         1,667,432
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.2%                  140    East Japan Railway Co. ..........       961,959
                                                             50    West Japan Railway Co. ..........       208,422
                                                                                                      ------------
                                                                                                         1,170,381
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.1%                       51    Japan Tobacco, Inc. .............       743,201
                         -----------------------------------------------------------------------------------------
                         TRADING COMPANIES &            103,900    Mitsubishi Corp. ................     2,297,543
                         DISTRIBUTORS--0.4%
                                                         22,000    Mitsui & Co., Ltd. ..............       282,386
                                                                                                      ------------
                                                                                                         2,579,929
                         -----------------------------------------------------------------------------------------
                         WIRELESS                           940    NTT DoCoMo, Inc. ................     1,433,534
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN JAPAN.....    67,521,066
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.5%           DIVERSIFIED                    145,000    Telekom Malaysia Bhd.............       366,384
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                       358,000    Tenaga Nasional Bhd..............       937,743
                         UTILITIES--0.1%
                         -----------------------------------------------------------------------------------------
                         ENERGY EQUIPMENT &                  25    SapuraCrest Petroleum Bhd........             4
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%            316,000    IOI Corp. Bhd....................     1,036,751
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               51,000    Malakoff Bhd.....................       110,650
                         PRODUCERS & ENERGY
                         TRADERS--0.0%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.1%                   59,500    British American Tobacco Malaysia
                                                                     Bhd............................       633,649
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       259,000    Maxis Communications Bhd.........       575,632
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MALAYSIA..     3,660,813
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
MEXICO--0.4%             BEVERAGES--0.2%                 13,300    Fomento Economico Mexicano SA de
                                                                     CV(i)..........................  $    964,383
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.2%                     20,000    Grupo Televisa SA(i).............     1,610,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN MEXICO....     2,574,383
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.6%        CONSTRUCTION &                  20,200    Chicago Bridge & Iron Co. NV.....       509,242
                         ENGINEERING--0.1%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           68,266    ING Groep NV CVA.................     2,359,331
                         SERVICES--0.3%
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                 137,856    Koninklijke Ahold NV(j)..........     1,029,310
                         RETAILING--0.2%
                                                         30,152    Koninklijke Ahold NV(i)(j)(o)....       227,045
                                                                                                      ------------
                                                                                                         1,256,355
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%             22,700    Koninklijke Wessanen NV CVA......       342,998
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE
                                                                   NETHERLANDS......................     4,467,926
------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.1%        DIVERSIFIED FINANCIAL          200,800    Guinness Peat Group Plc..........       287,185
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    122,000    Telecom Corp. of New Zealand
                         TELECOMMUNICATION                           Ltd. ..........................       499,360
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NEW
                                                                   ZEALAND..........................       786,545
------------------------------------------------------------------------------------------------------------------
NORWAY--0.4%             COMMERCIAL BANKS--0.2%         122,315    DNB NOR ASA......................     1,300,599
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           68,480    Statoil ASA......................     1,567,569
                         FUELS--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN NORWAY....     2,868,168
------------------------------------------------------------------------------------------------------------------
SINGAPORE--1.3%          COMMERCIAL BANKS--0.1%         160,800    Oversea-Chinese Banking Corp. ...       647,919
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                    936,000    Singapore Telecommunications
                         TELECOMMUNICATION                           Ltd. ..........................     1,463,555
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        502,000    Parkway Holdings Ltd. ...........       637,010
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                      89,000    Fraser and Neave Ltd. ...........       990,197
                         CONGLOMERATES--0.4%
                                                        298,000    Keppel Corp. Ltd. ...............     1,971,374
                                                                                                      ------------
                                                                                                         2,961,571
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE--0.3%              425,000    CapitaLand Ltd. .................       879,240
                                                        422,000    Keppel Land Ltd. ................       928,867
                                                                                                      ------------
                                                                                                         1,808,107
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 523,760    SembCorp Logistics Ltd. .........       535,478
                         INFRASTRUCTURE--0.1%
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       678,000    MobileOne Ltd. ..................       864,421
                         TELECOMMUNICATION
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SINGAPORE........................     8,918,061
------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--0.1%       OIL, GAS & CONSUMABLE           18,704    Sasol Ltd. ......................       667,947
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  31,100    Sappi Ltd.(i)....................       352,363
                         PRODUCTS--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SOUTH
                                                                   AFRICA...........................     1,020,310
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--2.4%        CHEMICALS--0.3%                 54,100    Samsung Fine Chemicals Co.,
                                                                     Ltd. ..........................     1,779,517
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%          45,000    Pusan Bank.......................       589,850
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA
(CONCLUDED)
                         DIVERSIFIED                    132,000    KT Corp.(i)......................  $  2,844,600
                         TELECOMMUNICATION
                         SERVICES--0.4%
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        39,000    Korea Electric Power Corp. ......     1,458,377
                         UTILITIES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRICAL                      30,000    LS Cable Ltd. ...................     1,029,826
                         EQUIPMENT--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.3%             14,000    CJ Corp. ........................     1,447,297
                                                          1,200    Nong Shim Co., Ltd. .............       332,394
                                                                                                      ------------
                                                                                                         1,779,691
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.4%            3,087    POSCO............................       616,881
                                                         47,000    POSCO(i).........................     2,326,970
                                                                                                      ------------
                                                                                                         2,943,851
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &             21,353    Cheil Industries, Inc. ..........       593,579
                         LUXURY GOODS--0.1%
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.4%                   66,000    KT&G Corp. ......................     2,941,386
                         -----------------------------------------------------------------------------------------
                         WIRELESS                         1,700    SK Telecom Co., Ltd. ............       304,397
                         TELECOMMUNICATION
                         SERVICES--0.1%
                                                         24,600    SK Telecom Co., Ltd.(i)..........       499,134
                                                                                                      ------------
                                                                                                           803,531
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SOUTH
                                                                   KOREA............................    16,764,208
------------------------------------------------------------------------------------------------------------------
SPAIN--0.2%              OIL, GAS & CONSUMABLE           44,550    Repsol YPF SA....................     1,296,384
                         FUELS--0.2%
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  22,500    Cintra Concesiones de
                         INFRASTRUCTURE--0.0%                        Infraestructuras de Transporte
                                                                     SA.............................       259,295
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SPAIN.....     1,555,679
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.2%             DIVERSIFIED FINANCIAL           79,715    Investor AB......................     1,392,253
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN SWEDEN....     1,392,253
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.8%        CAPITAL MARKETS--0.4%           48,109    Credit Suisse Group..............     2,445,694
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.2%              5,350    Nestle SA Registered Shares......     1,595,318
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.2%                  8,054    Zurich Financial Services
                                                                     AG(j)..........................     1,711,082
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN
                                                                   SWITZERLAND                           5,752,094
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.5%             BUILDING PRODUCTS--0.0%        129,800    Taiwan Glass Industrial Corp. ...       104,929
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.1%         753,637    SinoPac Financial Holdings Co.,
                                                                     Ltd. ..........................       363,704
                                                        597,843    Taishin Financial Holdings Co.,
                                                                     Ltd. ..........................       313,093
                                                                                                      ------------
                                                                                                           676,797
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     80,000    Chunghwa Telecom Co. Ltd.(i).....     1,468,000
                         TELECOMMUNICATION
                         SERVICES--0.2%
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         367,931    Delta Electronics, Inc. .........       753,943
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.1%                380,000    Yungtay Engineering Co., Ltd. ...       244,710
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN TAIWAN....     3,248,379
------------------------------------------------------------------------------------------------------------------
THAILAND--0.9%           COMMERCIAL BANKS--0.2%          51,000    Kasikornbank PCL.................        93,293
                                                      1,102,100    Siam Commercial Bank PCL Foreign
                                                                     Shares.........................     1,397,785
                                                                                                      ------------
                                                                                                         1,491,078
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
THAILAND
(CONCLUDED)
                         CONSTRUCTION                   162,000    Siam Cement PCL Foreign Shares...  $  1,043,122
                         MATERIALS--0.2%
                                                         41,600    Siam City Cement PCL Foreign
                                                                     Shares.........................       340,917
                                                                                                      ------------
                                                                                                         1,384,039
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &         587,000    Hana Microelectronics PCL........       379,402
                         INSTRUMENTS--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.0%            212,000    Thai Union Frozen Products PCL
                                                                     Foreign Shares.................       165,463
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                    2,275,000    Land and Houses PCL Foreign
                         DURABLES--0.1%                              Shares.........................       493,841
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE           65,000    PTT Exploration & Production PCL        748,293
                         FUELS--0.3%
                                                        246,000    PTT PCL..........................     1,356,000
                                                                                                      ------------
                                                                                                         2,104,293
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 275,000    Bangkok Expressway PCL Foreign
                         INFRASTRUCTURE--0.0%                        Shares.........................       142,866
                         -----------------------------------------------------------------------------------------
                         WIRELESS                       107,000    Advanced Info Service PCL Foreign
                         TELECOMMUNICATION                           Shares.........................       276,634
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THAILAND..     6,437,616
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--4.1%...  AEROSPACE &                    226,186    BAE Systems Plc..................     1,482,343
                         DEFENSE--0.2%
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.1%                 11,800    Diageo Plc(i)....................       687,940
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--1.4%         273,387    Barclays Plc.....................     2,867,630
                                                        156,867    HBOS Plc.........................     2,674,145
                                                        159,869    Lloyds TSB Group Plc.............     1,340,704
                                                         90,314    Royal Bank of Scotland Group
                                                                     Plc............................     2,721,048
                                                                                                      ------------
                                                                                                         9,603,527
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  73,749    Boots Group Plc..................       765,977
                         RETAILING--0.1%
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.3%             82,550    Cadbury Schweppes Plc............       778,733
                                                         36,100    Cadbury Schweppes Plc(i).........     1,382,269
                                                         43,700    RHM Plc..........................       199,182
                                                                                                      ------------
                                                                                                         2,360,184
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.4%                101,181    Aviva Plc........................     1,224,594
                                                        172,962    Prudential Plc...................     1,633,118
                                                                                                      ------------
                                                                                                         2,857,712
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.3%           60,510    Anglo American Plc...............     2,038,784
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE          117,782    BP Plc...........................     1,251,623
                         FUELS--0.3%
                                                         13,000    Royal Dutch Shell Plc(i).........       799,370
                                                                                                      ------------
                                                                                                         2,050,993
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--0.2%            5,900    AstraZeneca Group Plc(i).........       286,740
                                                         43,266    GlaxoSmithKline Plc..............     1,091,120
                                                                                                      ------------
                                                                                                         1,377,860
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.1%         205,017    Kesa Electricals Plc.............       915,097
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                 107,857    BAA Plc..........................     1,160,967
                         INFRASTRUCTURE--0.2%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM
(CONCLUDED)
                         WIRELESS                     1,414,840    Vodafone Group Plc...............  $  3,048,282
                         TELECOMMUNICATION
                         SERVICES--0.5%
                                                         45,400    Vodafone Group Plc(i)............       974,738
                                                                                                      ------------
                                                                                                         4,023,020
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   KINGDOM..........................    29,324,404
------------------------------------------------------------------------------------------------------------------
UNITED STATES--26.3%     AEROSPACE &                      3,000    General Dynamics Corp. ..........       342,150
                         DEFENSE--0.1%
                                                          8,300    Raytheon Co. ....................       333,245
                                                                                                      ------------
                                                                                                           675,395
                         -----------------------------------------------------------------------------------------
                         AIR FREIGHT &                    6,400    FedEx Corp. .....................       661,696
                         LOGISTICS--0.1%
                         -----------------------------------------------------------------------------------------
                         BEVERAGES--0.4%                 16,600    Anheuser-Busch Cos., Inc. .......       713,136
                                                         23,600    The Coca-Cola Co. ...............       951,316
                                                         14,400    Constellation Brands, Inc. Class
                                                                     A(j)...........................       377,712
                                                         11,400    Molson Coors Brewing Co. Class
                                                                     B..............................       763,686
                                                                                                      ------------
                                                                                                         2,805,850
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.0%              3,200    Amgen, Inc.(j)...................       252,352
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.5%           26,700    The Bank of New York Co.,
                                                                     Inc. ..........................       850,395
                                                        103,500    Knight Capital Group, Inc. Class
                                                                     A(j)...........................     1,023,615
                                                          1,600    Lehman Brothers Holdings,
                                                                     Inc. ..........................       205,072
                                                          2,000    Mellon Financial Corp. ..........        68,500
                                                         30,900    Morgan Stanley...................     1,753,266
                                                                                                      ------------
                                                                                                         3,900,848
                         -----------------------------------------------------------------------------------------
                         CHEMICALS--0.2%                 18,800    E.I. du Pont de Nemours & Co. ...       799,000
                                                         11,690    Lyondell Chemical Co. ...........       278,456
                                                                                                      ------------
                                                                                                         1,077,456
                         -----------------------------------------------------------------------------------------
                         COMMERCIAL BANKS--0.5%          17,300    Bank of America Corp. ...........       798,395
                                                         23,650    Fifth Third Bancorp..............       892,078
                                                         13,600    Wachovia Corp. ..................       718,896
                                                         24,200    Wells Fargo & Co. ...............     1,520,486
                                                                                                      ------------
                                                                                                         3,929,855
                         -----------------------------------------------------------------------------------------
                         COMMUNICATIONS                 148,900    3Com Corp.(j)....................       536,040
                         EQUIPMENT--0.8%
                                                        206,900    Cisco Systems, Inc.(j)...........     3,542,128
                                                          9,700    Comverse Technology, Inc.(j).....       257,923
                                                        146,000    JDS Uniphase Corp.(j)............       344,560
                                                         46,600    Lucent Technologies, Inc.(j).....       123,956
                                                         12,300    Motorola, Inc....................       277,857
                                                         65,000    Tellabs, Inc.(j).................       708,500
                                                                                                      ------------
                                                                                                         5,790,964
                         -----------------------------------------------------------------------------------------
                         COMPUTERS &                     93,300    Adaptec, Inc.(j).................       543,006
                         PERIPHERALS--1.1%
                                                         76,000    Brocade Communications Systems,
                                                                     Inc.(j)........................       309,320
                                                         34,811    Hewlett-Packard Co. .............       996,639
                                                         36,400    International Business Machines
                                                                     Corp. .........................     2,992,080
                                                         25,600    Lexmark International, Inc. Class
                                                                     A(j)...........................     1,147,648
                                                        116,400    Maxtor Corp.(j)..................       807,816
                                                        282,300    Sun Microsystems, Inc.(j)........     1,182,837
                                                                                                      ------------
                                                                                                         7,979,346
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         CONSTRUCTION &                 132,693    Foster Wheeler Ltd.(j)...........  $  4,880,449
                         ENGINEERING--1.8%
                                                        166,100    McDermott International,
                                                                     Inc.(j)........................     7,409,721
                                                         59,600    Quanta Services, Inc.(j).........       784,932
                                                                                                      ------------
                                                                                                        13,075,102
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                    37,600    Crown Holdings, Inc.(j)..........       734,328
                         PACKAGING--0.2%
                                                         29,600    Smurfit-Stone Container
                                                                     Corp.(j).......................       419,432
                                                                                                      ------------
                                                                                                         1,153,760
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED CONSUMER            10,500    Career Education Corp.(j)........       354,060
                         SERVICES--0.2%
                                                         90,000    Corinthian Colleges, Inc.(j).....     1,060,200
                                                          4,100    Stewart Enterprises, Inc. Class
                                                                     A..............................        22,181
                                                                                                      ------------
                                                                                                         1,436,441
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL           90,100    Citigroup, Inc. .................     4,372,553
                         SERVICES--0.7%
                                                         11,800    JPMorgan Chase & Co. ............       468,342
                                                                                                      ------------
                                                                                                         4,840,895
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                     54,000    AT&T, Inc. ......................     1,322,460
                         TELECOMMUNICATION
                         SERVICES--0.4%

                                                         17,800    BellSouth Corp. .................       482,380
                                                         22,500    Cincinnati Bell, Inc.(j).........        78,975
                                                         29,300    Verizon Communications, Inc. ....       882,516
                                                                                                      ------------
                                                                                                         2,766,331
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                        35,600    PPL Corp. .......................     1,046,640
                         UTILITIES--0.1%
                         -----------------------------------------------------------------------------------------
                         ELECTRONIC EQUIPMENT &          12,200    Jabil Circuit, Inc.(j)...........       452,498
                         INSTRUMENTS--0.2%
                                                         84,800    Sanmina-SCI Corp.(j).............       361,248
                                                         72,795    Solectron Corp.(j)...............       266,430
                                                                                                      ------------
                                                                                                         1,080,176
                         -----------------------------------------------------------------------------------------
                         ENERGY EQUIPMENT &               3,900    Baker Hughes, Inc. ..............       237,042
                         SERVICES--1.0%
                                                         17,200    ENSCO International, Inc.               762,820
                                                         35,100    GlobalSantaFe Corp. .............     1,690,065
                                                          6,500    Halliburton Co. .................       402,740
                                                         32,900    Key Energy Services, Inc.(j).....       443,163
                                                         13,300    Maverick Tube Corp.(j)...........       530,138
                                                          3,600    Noble Corp. .....................       253,944
                                                         20,800    Rowan Cos., Inc. ................       741,312
                                                         14,700    Schlumberger Ltd. ...............     1,428,105
                                                          6,700    TODCO Class A....................       255,002
                                                          3,500    Tidewater, Inc. .................       155,610
                                                          7,200    Transocean, Inc.(j)..............       501,768
                                                                                                      ------------
                                                                                                         7,401,709
                         -----------------------------------------------------------------------------------------
                         FOOD & STAPLES                  25,200    CVS Corp. .......................       665,784
                         RETAILING--0.2%
                                                         11,700    Wal-Mart Stores, Inc. ...........       547,560
                                                         12,600    Walgreen Co. ....................       557,676
                                                                                                      ------------
                                                                                                         1,771,020
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.3%             25,300    ConAgra Foods, Inc. .............       513,084
                                                         24,600    Corn Products International,
                                                                     Inc. ..........................       587,694
                                                          7,300    Ralcorp Holdings, Inc.(j)........       291,343
                                                         16,800    Sara Lee Corp. ..................       317,520
                                                         37,900    Tyson Foods, Inc. Class A........       648,090
                                                                                                      ------------
                                                                                                         2,357,731
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE EQUIPMENT &         16,200    Baxter International, Inc. ......       609,930
                         SUPPLIES--0.1%
                                                          8,700    Waters Corp.(j)..................       328,860
                                                                                                      ------------
                                                                                                           938,790
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &          8,800    AmerisourceBergen Corp. .........       364,320
                         SERVICES--0.5%
                                                         23,930    HCA, Inc. .......................     1,208,465

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         HEALTH CARE PROVIDERS & SERVICES
                         (CONCLUDED)
                                                          6,000    Health Management Associates,
                                                                     Inc. Class A...................  $    131,760
                                                         45,100    HealthSouth Corp.(j).............       220,990
                                                          4,500    Humana, Inc.(j)..................       244,485
                                                          2,900    LifePoint Hospitals, Inc.(j).....       108,750
                                                         14,400    Manor Care, Inc. ................       572,688
                                                         70,400    Tenet Healthcare Corp.(j)........       539,264
                                                         10,375    Triad Hospitals, Inc.(j).........       407,011
                                                                                                      ------------
                                                                                                         3,797,733
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &          513,500    La Quinta Corp.(j)...............     5,720,390
                         LEISURE--1.2%
                                                         59,800    McDonald's Corp. ................     2,016,456
                                                          8,900    Wendy's International, Inc. .....       491,814
                                                                                                      ------------
                                                                                                         8,228,660
                         -----------------------------------------------------------------------------------------
                         HOUSEHOLD                        7,410    Procter & Gamble Co. ............       428,891
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         IT SERVICES--0.1%               13,000    Automatic Data Processing,
                                                                     Inc. ..........................       596,570
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER               37,700    The AES Corp.(j).................       596,791
                         PRODUCERS & ENERGY
                         TRADERS--0.1%
                         -----------------------------------------------------------------------------------------
                         INDUSTRIAL                     219,800    General Electric Co. ............     7,703,990
                         CONGLOMERATES--1.4%
                                                         72,700    Tyco International Ltd. .........     2,098,122
                                                                                                      ------------
                                                                                                         9,802,112
                         -----------------------------------------------------------------------------------------
                         INSURANCE--2.4%                 34,600    ACE Ltd. ........................     1,849,024
                                                         20,200    The Allstate Corp. ..............     1,092,214
                                                         91,100    American International Group,
                                                                     Inc. ..........................     6,215,753
                                                         13,000    Assurant, Inc. ..................       565,370
                                                          9,700    Bristol West Holdings, Inc. .....       184,591
                                                         24,800    Endurance Specialty Holdings
                                                                     Ltd. ..........................       889,080
                                                          4,200    Hartford Financial Services
                                                                     Group, Inc. ...................       360,738
                                                          9,800    Marsh & McLennan Cos., Inc. .....       311,248
                                                          4,200    Prudential Financial, Inc. ......       307,398
                                                         19,000    RenaissanceRe Holdings Ltd. .....       838,090
                                                         45,545    The St. Paul Travelers Cos.,
                                                                     Inc. ..........................     2,034,495
                                                         37,600    XL Capital Ltd. Class A..........     2,533,488
                                                                                                      ------------
                                                                                                        17,181,489
                         -----------------------------------------------------------------------------------------
                         INTERNET SOFTWARE &             11,100    webMethods, Inc.(j)..............        85,581
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         LEISURE EQUIPMENT &             22,800    Mattel, Inc. ....................       360,696
                         PRODUCTS--0.1%
                         -----------------------------------------------------------------------------------------
                         MACHINERY--0.1%                 23,700    Navistar International
                                                                     Corp.(j).......................       678,294
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.6%                     47,579    Comcast Corp. Class A(j).........     1,235,151
                                                          8,473    The DIRECTV Group, Inc.(j).......       119,639
                                                          4,090    Discovery Holding Co.(j).........        61,963
                                                          6,480    Liberty Global, Inc.(j)..........       145,800
                                                          6,480    Liberty Global, Inc. Series
                                                                     C(j)...........................       137,376
                                                         40,900    Liberty Media Corp. Class A(j)...       321,883
                                                         10,919    NTL, Inc.(j).....................       743,365
                                                         32,400    Time Warner, Inc. ...............       565,056
                                                          9,300    Tribune Co. .....................       281,418
                                                         28,358    Viacom, Inc. Class B(j)..........       924,471
                                                                                                      ------------
                                                                                                         4,536,122
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.6%           78,600    Alcoa, Inc. .....................     2,324,202
                                                         11,700    Freeport-McMoRan Copper & Gold,
                                                                     Inc. Class B...................       629,460

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         METALS & MINING
                         (CONCLUDED)
                                                         17,500    Inco Ltd. .......................  $    762,475
                                                          7,600    Mittal Steel Co. NV .............       200,108
                                                                                                      ------------
                                                                                                         3,916,245
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE            4,700    Alon USA Energy, Inc.(j).........        92,355
                         FUELS--2.8%
                                                          5,100    Amerada Hess Corp. ..............       646,782
                                                         42,612    Chevron Corp. ...................     2,419,083
                                                         13,858    ConocoPhillips...................       806,258
                                                          5,000    Consol Energy, Inc. .............       325,900
                                                          9,100    Devon Energy Corp. ..............       569,114
                                                        272,400    El Paso Corp. ...................     3,312,384
                                                         84,250    Exxon Mobil Corp. ...............     4,732,322
                                                        100,500    International Coal Group,
                                                                     Inc.(j)(o).....................       954,750
                                                          3,900    James River Coal Co.(j)..........       148,980
                                                         13,185    Kerr-McGee Corp. ................     1,197,989
                                                         28,600    Marathon Oil Corp. ..............     1,743,742
                                                          6,000    Massey Energy Co. ...............       227,220
                                                          9,900    Noble Energy, Inc. ..............       398,970
                                                         17,225    Occidental Petroleum Corp. ......     1,375,933
                                                         30,100    Rosetta Resources, Inc.(a)(j)....       541,800
                                                         13,575    Stone Energy Corp.(j)............       618,070
                                                          3,500    Williams Cos., Inc. .............        81,095
                                                                                                      ------------
                                                                                                        20,192,747
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST                  26,000    Bowater, Inc. ...................       798,720
                         PRODUCTS--0.3%
                                                         33,700    International Paper Co. .........     1,132,657
                                                                                                      ------------
                                                                                                         1,931,377
                         -----------------------------------------------------------------------------------------
                         PERSONAL PRODUCTS--0.1%         20,000    Avon Products, Inc. .............       571,000
                         -----------------------------------------------------------------------------------------
                         PHARMACEUTICALS--1.9%           26,800    Abbott Laboratories..............     1,056,724
                                                         15,000    Andrx Corp.(j)...................       247,050
                                                         54,200    Bristol-Myers Squibb Co. ........     1,245,516
                                                         17,200    Eli Lilly & Co. .................       973,348
                                                          5,925    IVAX Corp.(j)....................       185,630
                                                         54,000    Johnson & Johnson................     3,245,400
                                                         57,900    Merck & Co., Inc. ...............     1,841,799
                                                        128,000    Pfizer, Inc. ....................     2,984,960
                                                         40,200    Schering-Plough Corp. ...........       838,170
                                                          3,300    Watson Pharmaceuticals,
                                                                     Inc.(j)........................       107,283
                                                         18,600    Wyeth............................       856,902
                                                                                                      ------------
                                                                                                        13,582,782
                         -----------------------------------------------------------------------------------------
                         REAL ESTATE--0.3%               16,700    Aames Investment Corp. ..........       107,882
                                                        123,230    Friedman Billings Ramsey Group,
                                                                     Inc. Class A(q)................     1,219,977
                                                          3,853    ProLogis.........................       180,012
                                                          8,713    Ventas, Inc. ....................       278,990
                                                                                                      ------------
                                                                                                         1,786,861
                         -----------------------------------------------------------------------------------------
                         ROAD & RAIL--0.9%               61,400    CSX Corp. .......................     3,117,278
                                                         40,600    Union Pacific Corp. .............     3,268,706
                                                                                                      ------------
                                                                                                         6,385,984
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &                16,159    Agere Systems, Inc.(j)...........       208,451
                         SEMICONDUCTOR
                         EQUIPMENT--0.4%

                                                         17,700    Altera Corp.(j)..................       327,981
                                                         51,700    Cirrus Logic, Inc.(j)............       345,356
                                                         48,600    Intel Corp. .....................     1,213,056
                                                         29,200    Micron Technology, Inc.(j).......       388,652
                                                         17,200    Photronics, Inc.(j)..............       259,032
                                                                                                      ------------
                                                                                                         2,742,528
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                   COMMON STOCKS               VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         SOFTWARE--2.1%                  78,500    BMC Software, Inc.(j)............  $  1,608,465
                                                         22,500    Borland Software Corp.(j)........       146,925
                                                        163,252    Computer Associates
                                                                     International, Inc. ...........     4,602,074
                                                         18,800    Compuware Corp.(j)...............       168,636
                                                        227,800    Microsoft Corp. .................     5,956,970
                                                         26,800    Novell, Inc.(j)..................       236,644
                                                        150,900    Siebel Systems, Inc. ............     1,596,522
                                                         18,900    Symantec Corp.(j)................       330,750
                                                         44,000    TIBCO Software, Inc.(j)..........       328,680
                                                                                                      ------------
                                                                                                        14,975,666
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.1%          15,700    Home Depot, Inc. ................       635,536
                                                         36,700    Pier 1 Imports, Inc. ............       320,391
                                                                                                      ------------
                                                                                                           955,927
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &            117,000    Unifi, Inc.(j)...................       355,680
                         LUXURY GOODS--0.0%
                         -----------------------------------------------------------------------------------------
                         THRIFTS & MORTGAGE              11,500    Fannie Mae.......................       561,315
                         FINANCE--0.2%
                                                         17,200    Washington Mutual, Inc. .........       748,200
                                                                                                      ------------
                                                                                                         1,309,515
                         -----------------------------------------------------------------------------------------
                         TOBACCO--0.3%                   25,100    Altria Group, Inc. ..............     1,875,472
                         -----------------------------------------------------------------------------------------
                         TRANSPORTATION                  82,700    Macquarie Infrastructure Co.
                         INFRASTRUCTURE--0.4%                        Trust..........................     2,547,160
                         -----------------------------------------------------------------------------------------
                         WIRELESS                        23,500    Alltel Corp. ....................     1,482,850
                         TELECOMMUNICATION
                         SERVICES--0.4%
                                                         49,400    Sprint Nextel Corp. .............     1,153,984
                                                                                                      ------------
                                                                                                         2,636,834
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS IN THE UNITED
                                                                   STATES...........................   187,001,074
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL COMMON STOCKS
                                                                   (COST--$326,276,408)--60.2%......   427,316,710
------------------------------------------------------------------------------------------------------------------
                                                                             MUTUAL FUNDS
------------------------------------------------------------------------------------------------------------------
VIETNAM--0.0%                                           110,286    Vietnam Enterprise Investments
                                                                     Ltd. Redeemable Shares(j)......       198,515
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL MUTUAL FUNDS
                                                                   (COST--$130,000)--0.0%...........       198,515
------------------------------------------------------------------------------------------------------------------
                                                                           PREFERRED STOCKS
------------------------------------------------------------------------------------------------------------------
AUSTRALIA--0.2%          COMMERCIAL BANKS--0.2%          31,600    National Australia Bank Ltd.,
                                                                     7.875%(f)......................     1,245,040
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN
                                                                   AUSTRALIA........................     1,245,040
------------------------------------------------------------------------------------------------------------------
BERMUDA--0.0%            INSURANCE--0.0%                  4,200    IPC Holdings, Ltd., 7.25%(f).....       113,925
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN
                                                                   BERMUDA..........................       113,925
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.5%      DIVERSIFIED                      9,829    McLeodUSA, Inc. Series A,
                         TELECOMMUNICATION                           2.50%(f).......................           590
                         SERVICES--0.0%
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                 22,500    Metlife, Inc. Series B,
                                                                     6.375%(f)......................       619,875
                                                         20,000    XL Capital Ltd., 6.50%(f)........       446,800
                                                                                                      ------------
                                                                                                         1,066,675
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE              510    El Paso Corp., 4.99%(f)..........       558,259
                         FUELS--0.1%
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                     SHARES
COUNTRY                  INDUSTRY                     HELD                 PREFERRED STOCKS              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         THRIFTS & MORTGAGE                  24    Fannie Mae, 5.375%(f)............  $  2,205,378
                         FINANCE--0.3%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS IN THE
                                                                   UNITED STATES....................     3,830,902
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL PREFERRED STOCKS
                                                                   (COST--$5,821,130)--0.7%.........     5,189,867
------------------------------------------------------------------------------------------------------------------
                                                                              WARRANTS(C)
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.0%           MACHINERY--0.0%                101,940    SapuraCrest Petroleum Bhd
                                                                     (expires 2/18/2009)............         6,878
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS IN MALAYSIA.......         6,878
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.1%      COMMUNICATIONS                  17,905    Lucent Technologies, Inc.
                         EQUIPMENT--0.0%                             (expires 12/10/2007)...........        10,116
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &                 251,100    Foster Wheeler Ltd. Class B
                         ENGINEERING--0.1%                           (expires 9/24/2007)............       507,222
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                        795    AboveNet, Inc. (expires
                         TELECOMMUNICATION                           9/08/2008).....................         7,155
                         SERVICES--0.0%
                                                            936    AboveNet, Inc. (expires
                                                                     9/08/2010).....................         8,424
                                                         21,779    McLeodUSA, Inc. (expires
                                                                     4/16/2007).....................           128
                                                                                                      ------------
                                                                                                            15,707
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS IN THE
                                                                   UNITED STATES....................       533,045
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL WARRANTS
                                                                   (COST--$258,786)--0.1%...........       539,923
------------------------------------------------------------------------------------------------------------------
                                                                                RIGHTS
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      COMMERCIAL SERVICES &           52,600    Information Resources, Inc.(g)...        18,410
                         SUPPLIES--0.0%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL RIGHTS
                                                                   (COST--$88,368)--0.0%............        18,410
------------------------------------------------------------------------------------------------------------------
                                                                        FIXED INCOME SECURITIES
------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                     AMOUNT                 CORPORATE BONDS
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.1%             COMMERCIAL BANKS--0.0%  USD    275,000    Banco Nacional de Desenvolvimento
                                                                     Economico e Social, 5.727% due
                                                                     6/16/2008(n)...................       274,313
                         -----------------------------------------------------------------------------------------
                         FOOD PRODUCTS--0.1%            400,000    Cosan SA Industria e Comercio, 9%
                                                                     due 11/01/2009(a)..............       427,000
                         -----------------------------------------------------------------------------------------
                         METALS & MINING--0.0%   BRL     10,296    Cia Vale do Rio Doce(n)(p).......             0
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   BRAZIL...........................       701,313
------------------------------------------------------------------------------------------------------------------
CANADA--0.1%             WIRELESS                                  Rogers Wireless Communications,
                         TELECOMMUNICATION                           Inc.:
                         SERVICES--0.1%
                                                 USD    800,000      7.616% due 12/15/2010(n).......       826,000
                                                 CAD    325,000      7.625% due 12/15/2011..........       300,475
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CANADA..     1,126,475
------------------------------------------------------------------------------------------------------------------
CHILE--0.4%              ELECTRIC                USD  2,905,193    Empresa Electrica del Norte
                         UTILITIES--0.4%                             Grande SA, 4% due 11/05/2017...     2,672,778
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHILE...     2,672,778
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
CHINA--0.1%              INDUSTRIAL              USD    400,000    Beijing Enterprises Investment
                         CONGLOMERATES--0.1%                         Ltd., 0% due 12/21/2010(f)(m)..  $    413,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN CHINA...       413,000
------------------------------------------------------------------------------------------------------------------
EUROPE--1.1%             COMMERCIAL BANKS--1.1%                    European Investment Bank:
                                                 EUR  3,900,000      4% due 1/15/2007...............     4,657,197
                                                 BRL  1,000,000      0% due 5/01/2008(m)............       307,052
                                                      5,181,190      0% due 9/12/2008(a)(m).........     1,517,939
                                                      6,160,000      0% due 9/21/2010(a)(m).........     1,387,932
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL COPORATE BONDS IN EUROPE...     7,870,120
------------------------------------------------------------------------------------------------------------------
FRANCE--0.4%             COMMERCIAL BANKS--0.4%  EUR  2,550,000    ERAP, 2.875% due 7/12/2006.......     3,010,945
                         -----------------------------------------------------------------------------------------
                         SOFTWARE--0.0%                  98,700    Infogrames Entertainment SA
                                                                     Series WW, 4% due
                                                                     4/01/2009(f)...................        71,221
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN FRANCE..     3,082,166
------------------------------------------------------------------------------------------------------------------
GERMANY--1.8%            COMMERCIAL BANKS--1.8%                    KfW--Kreditanstalt fuer
                                                                     Wiederaufbau:
                                                 GBP  2,250,000      4.125% due 6/07/2006...........     3,859,714
                                                        475,000      4.80% due 10/27/2006...........       817,082
                                                 EUR  2,550,000      3.125% due 11/15/2006..........     3,016,359
                                                 GBP    700,000      5.375% due 12/07/2007..........     1,224,603
                                                        700,000      4.50% due 12/07/2008...........     1,204,399
                                                 EUR  2,000,000      4.25% due 7/04/2014............     2,515,169
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   GERMANY..........................    12,637,326
------------------------------------------------------------------------------------------------------------------
HONG KONG--0.1%          INDUSTRIAL              USD    725,000    Hutchison Whampoa International
                         CONGLOMERATES--0.1%                         Ltd., 5.45% due 11/24/2010.....       732,652
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN HONG
                                                                   KONG.............................       732,652
------------------------------------------------------------------------------------------------------------------
INDIA--0.4%              AUTOMOBILES--0.2%                         Tata Motors Ltd.(f):
                                                        500,000      1% due 7/31/2008(a)............     1,253,750
                                                        250,000      Series 2, 1% due 4/27/2011.....       261,875
                                                                                                      ------------
                                                                                                         1,515,625
                         -----------------------------------------------------------------------------------------
                         MEDIA--0.2%                  1,490,000    Zee Telefilms Ltd, 0.50% due
                                                                     4/29/2009(f)...................     1,475,100
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN INDIA...     2,990,725
------------------------------------------------------------------------------------------------------------------
JAPAN--0.7%              COMMERCIAL BANKS--0.7%  JPY 60,000,000    The Bank of Fukuoka Ltd. Series
                                                                     2, 1.10% due 9/28/2007(f)......     1,151,288
                                                     99,000,000    The Bank of Kyoto Ltd. Series 1,
                                                                     1.90% due 9/30/2009(f).........     1,913,221
                                                    200,000,000    International Bank for
                                                                     Reconstruction & Development,
                                                                     Series 670, 2% due 2/18/2008...     1,751,909
                                                     17,000,000    The Mie Bank Ltd., 1% due
                                                                     10/31/2011(f)..................       199,483
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN JAPAN...     5,015,901
------------------------------------------------------------------------------------------------------------------
LUXEMBOURG--0.1%         INDUSTRIAL              USD    358,000    Tyco International Group SA,
                         CONGLOMERATES--0.1%                         2.75% due 1/15/2018(a)(f)......       453,318
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   LUXEMBOURG.......................       453,318
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%           DIVERSIFIED FINANCIAL        1,400,000    Feringghi Capital Ltd., 0% due
                         SERVICES--0.3%                              12/22/2009(f)(m)...............     1,482,264
                                                 MYR  2,225,000    Johor Corp., 1% due 7/31/2009....       653,460
                         -----------------------------------------------------------------------------------------
                         ELECTRIC                USD     75,000    TNB Capital L Ltd., 2.625% due
                         UTILITIES--0.0%                             11/20/2007(f)..................        79,313
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
MALAYSIA
(CONCLUDED)
                         FOOD PRODUCTS--0.0%     USD    130,000    IOI Investment Bhd, 0% due
                                                                     9/18/2009(f)(m)................  $    145,532
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN
                                                                   MALAYSIA.........................     2,360,569
------------------------------------------------------------------------------------------------------------------
MEXICO--0.2%             HOUSEHOLD                      545,000    Vitro Envases Norteamerica SA de
                         DURABLES--0.1%                              CV,10.75% due 7/23/2011(a).....       555,900
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE   GBP    310,000    Petroleos Mexicanos,14.50% due
                         FUELS--0.1%                                 3/31/2006......................       543,737
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN MEXICO..     1,099,637
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.4%        COMMERCIAL BANKS--0.1%         500,000    Bank Nederlandse Gemeenten,
                                                                     4.625% due 12/07/2006..........       860,128
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &                          ASM International NV (f):
                         SEMICONDUCTOR
                         EQUIPMENT--0.3%

                                                 USD     70,000      4.25% due 12/06/2011...........        67,899
                                                        265,000      4.25% due 12/06/2011(a)........       254,731
                                                 EUR  1,450,000    Infineon Technologies Holding BV,
                                                                     4.25% due 2/06/2007(f).........     1,718,901
                                                                                                      ------------
                                                                                                         2,041,531
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   NETHERLANDS......................     2,901,659
------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--0.1%        WIRELESS                                  LG Telecom Ltd.:
                         TELECOMMUNICATION
                         SERVICES--0.1%
                                                 USD     50,000      8.25% due 7/15/2009............        51,979
                                                        900,000      8.25% due 7/15/2009(a).........       957,431
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN SOUTH
                                                                   KOREA............................     1,009,410
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.2%             DIVERSIFIED FINANCIAL   TRY  1,396,720    Svensk Exportkredit AB,10.50% due
                         SERVICES--0.2%                              9/29/2015......................     1,074,797
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN SWEDEN..     1,074,797
------------------------------------------------------------------------------------------------------------------
TAIWAN--0.4%             CAPITAL MARKETS--0.2%   USD  1,650,000    UBS AG, Jersey Branch, 0% due
                                                                     12/01/2010(m)..................     1,648,680
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION                   860,000    Taiwan Cement Corp., 0% due
                         MATERIALS--0.2%                             3/03/2009(f)(m)................     1,028,948
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN TAIWAN..     2,677,628
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.2%     COMMERCIAL BANKS--0.1%  GBP    235,000    International Bank for
                                                                     Reconstruction & Development,
                                                                     7.125% due 7/30/2007...........       420,492
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED             EUR    500,000    Colt Telecom Group Plc, 2% due
                         TELECOMMUNICATION                           4/03/2007(f)...................       732,796
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED KINGDOM...................     1,153,288
------------------------------------------------------------------------------------------------------------------
UNITED STATES--3.4%      AEROSPACE &             USD    230,000    GenCorp, Inc., 5.75% due
                         DEFENSE--0.0%                               4/15/2007(f)...................       249,550
                         -----------------------------------------------------------------------------------------
                         AIRLINES--0.0%                 356,242    Northwest Airlines, Inc. Series
                                                                     1999-3-B, 9.485% due
                                                                     10/01/2016(h)..................        56,999
                         -----------------------------------------------------------------------------------------
                         BIOTECHNOLOGY--0.2%                       Abgenix, Inc.(f):
                                                        825,000      3.50% due 3/15/2007............       816,750
                                                        310,000      1.75% due 12/15/2011(a)........       542,888
                                                        120,000    Cell Genesys, Inc., 3.125% due
                                                                     11/01/2011(f)..................        96,300
                                                        200,000    Nabi Biopharmaceuticals, 2.875%
                                                                     due 4/15/2025(f)...............       147,750
                                                                                                      ------------
                                                                                                         1,603,688
                         -----------------------------------------------------------------------------------------
                         CAPITAL MARKETS--0.4%        2,929,000    Goldman Sachs & Co., 0% due
                                                                     1/31/2007(m)...................     3,111,157
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONTINUED)
                         COMMUNICATIONS          USD    380,000    Lucent Technologies, Inc., 8% due
                         EQUIPMENT--0.1%                             8/01/2031(f)...................  $    385,700
                         -----------------------------------------------------------------------------------------
                         CONSTRUCTION &               2,978,750    Foster Wheeler LLC Series
                         ENGINEERING--0.6%                           A,10.359% due 9/15/2011........     3,336,200
                                                        974,000    J Ray McDermott SA,11% due
                                                                     12/15/2013(a)..................     1,149,320
                                                                                                      ------------
                                                                                                         4,485,520
                         -----------------------------------------------------------------------------------------
                         CONTAINERS &                 1,685,000    Anchor Glass Container
                         PACKAGING--0.2%                             Corp.,11.497% due
                                                                     2/15/2013(h)...................     1,230,050
                                                        375,000    Crown Cork & Seal Co., Inc.,
                                                                     7.50% due 12/15/2096...........       307,500
                                                                                                      ------------
                                                                                                         1,537,550
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED FINANCIAL   JPY 75,000,000    General Electric Capital Corp.,
                         SERVICES--0.1%                              1.40% due 11/02/2006...........       642,267
                                                 USD    225,000    Triad Acquisition Corp.,11.125%
                                                                     due 5/01/2013(a)...............       222,750
                                                                                                      ------------
                                                                                                           865,017
                         -----------------------------------------------------------------------------------------
                         DIVERSIFIED                               MCI, Inc.,:
                         TELECOMMUNICATION
                         SERVICES--0.4%

                                                        861,000      6.908% due 5/01/2007...........       867,458
                                                        861,000      7.688% due 5/01/2009...........       888,983
                                                        589,000      8.735% due 5/01/2014...........       651,581
                                                                                                      ------------
                                                                                                         2,408,022
                         -----------------------------------------------------------------------------------------
                         HEALTH CARE PROVIDERS &        600,000    Tenet Healthcare Corp., 9.25% due
                         SERVICES--0.1%                              2/01/2015(a)...................       595,500
                         -----------------------------------------------------------------------------------------
                         HOTELS, RESTAURANTS &          850,000    Uno Restaurant Corp., 10% due
                         LEISURE--0.1%                               2/15/2011(a)...................       765,000
                         -----------------------------------------------------------------------------------------
                         INDEPENDENT POWER       GBP    213,000    The AES Corp., 8.375% due
                         PRODUCERS & ENERGY                          3/01/2011......................       372,979
                         TRADERS--0.5%
                                                 USD    400,000    Calpine Corp., 8.75% due
                                                                     7/15/2013(a)...................       328,000
                                                                   Calpine Generating Co. LLC(n):
                                                      1,800,000      8.04% due 4/01/2009............     1,867,500
                                                      1,000,000      10.04% due 4/01/2010...........     1,040,000
                                                                                                      ------------
                                                                                                         3,608,479
                         -----------------------------------------------------------------------------------------
                         INSURANCE--0.1%                291,000    Fortis Insurance NV, 7.75% due
                                                                     1/26/2008(a)(f)................       351,019
                         -----------------------------------------------------------------------------------------
                         OIL, GAS & CONSUMABLE                     McMoRan Exploration Co.(f):
                         FUELS--0.1%
                                                        130,000      5.25% due 10/06/2011...........       160,550
                                                        325,000      5.25% due 10/06/2011(a)........       401,375
                                                                                                      ------------
                                                                                                           561,925
                         -----------------------------------------------------------------------------------------
                         PAPER & FOREST               1,250,000    Mandra Forestry, 12% due
                         PRODUCTS--0.2%                              5/15/2013(a)(r)................     1,200,000
                         -----------------------------------------------------------------------------------------
                         SEMICONDUCTORS &               980,000    Conexant Systems, Inc., 4% due
                         SEMICONDUCTOR                               2/01/2007(f)...................       942,025
                         EQUIPMENT--0.2%
                                                        625,000    LSI Logic Corp., 4% due
                                                                     11/01/2006(f)..................       617,188
                                                                                                      ------------
                                                                                                         1,559,213
                         -----------------------------------------------------------------------------------------
                         SPECIALTY RETAIL--0.0%         110,000    General Nutrition Centers, Inc.,
                                                                     8.625% due 1/15/2011...........       106,150
                         -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT                 CORPORATE BONDS              VALUE
------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                         WIRELESS                USD    800,000    Nextel Communications, Inc.,
                         TELECOMMUNICATION                           5.25% due 1/15/2010(f).........  $    799,000
                         SERVICES--0.1%
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS IN THE
                                                                   UNITED STATES....................    24,249,489
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CORPORATE BONDS
                                                                   (COST--$70,728,244)--10.5%.......    74,222,251
                         -----------------------------------------------------------------------------------------
                                                                    FLOATING RATE LOAN INTERESTS(B)
------------------------------------------------------------------------------------------------------------------
MEXICO--0.0%             HOUSEHOLD                      500,000    Vitro Envases Norteamerica SA de
                         DURABLES--0.0%                              CV, Term, 10.08% due
                                                                     2/24/2010......................       480,000
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS IN MEXICO..............       480,000
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.2%      CONTAINERS &                 1,282,000    Anchor Glass Container Corp.
                         PACKAGING--0.2%                             Debtor In Possession Term Loan,
                                                                     11.491% due 9/30/2006..........     1,307,640
                         -----------------------------------------------------------------------------------------
                         TEXTILES, APPAREL &            531,669    Galey & Lord, Inc. Term Loan,
                         LUXURY GOODS--0.0%                          10.17% due 7/31/2009(h)........        37,217
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS IN THE UNITED STATES...     1,344,857
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL FLOATING RATE LOAN
                                                                   INTERESTS
                                                                   (COST--$2,127,586)--0.2%              1,824,857
------------------------------------------------------------------------------------------------------------------
                                                                    FOREIGN GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
BRAZIL--0.1%                                            650,000    Brazilian Government
                                                                     International Bond, 8.25% due
                                                                     1/20/2034......................       689,975
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN BRAZIL............       689,975
------------------------------------------------------------------------------------------------------------------
CANADA--0.3%                                     CAD  2,355,000    Canadian Government Bond, 4% due
                                                                     9/01/2010......................     2,022,258
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN CANADA............     2,022,258
------------------------------------------------------------------------------------------------------------------
FRANCE--0.2%                                     EUR  1,125,000    Caisse d'Amortissement de la
                                                                     Dette Sociale, 4% due
                                                                     10/25/2014.....................     1,389,555
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN FRANCE............     1,389,555
------------------------------------------------------------------------------------------------------------------
GERMANY--1.5%                                         8,000,000    Deutsche Bundesrepublik
                                                                     Series 00, 5.25% due
                                                                     1/04/2011......................    10,371,757
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN GERMANY...........    10,371,757
------------------------------------------------------------------------------------------------------------------
ICELAND--0.1%                                    ISK 71,000,000    Iceland Rikisbref, 7.25% due
                                                                     5/17/2013......................     1,090,343
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN ICELAND...........     1,090,343
------------------------------------------------------------------------------------------------------------------
ITALY--0.1%                                      JPY125,000,000    Italy Government International
                                                                     Bond, 0.375% due 10/10/2006....     1,061,644
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN ITALY.............     1,061,644
------------------------------------------------------------------------------------------------------------------
MALAYSIA--0.3%                                   MYR  8,750,000    Malaysia Government Bond
                                                                     Series 386X, 8.60% due
                                                                     12/01/2007.....................     2,533,888
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN MALAYSIA               2,533,888
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                                              AMOUNT         FOREIGN GOVERNMENT OBLIGATIONS       VALUE
------------------------------------------------------------------------------------------------------------------
NETHERLANDS--0.2%                                EUR  1,300,000    Netherlands Government Bond,
                                                                     3.75% due 7/15/2014............  $  1,589,311
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN THE NETHERLANDS...     1,589,311
------------------------------------------------------------------------------------------------------------------
NEW ZEALAND--0.2%                                NZD  1,175,000    New Zealand Government Bond
                                                                     Series 216, 4.50% due
                                                                     2/14/2016......................     1,078,052
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN NEW ZEALAND.......     1,078,052
------------------------------------------------------------------------------------------------------------------
POLAND--0.3%                                     PLN  6,000,000    Poland Government Bond, 3% due
                                                                     8/24/2016......................     1,848,867
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN POLAND............     1,848,867
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.4%                                     SEK 16,500,000    Sweden Government Bond Series
                                                                     3101, 4% due 12/01/2008........     2,575,987
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS IN SWEDEN............     2,575,987
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL FOREIGN GOVERNMENT
                                                                   OBLIGATIONS
                                                                   (COST--$23,618,396)--3.7%........    26,251,637
------------------------------------------------------------------------------------------------------------------
                                                                      U.S. GOVERNMENT OBLIGATIONS
------------------------------------------------------------------------------------------------------------------
UNITED STATES--7.6%                                                U.S. Treasury Inflation Indexed
                                                                     Bonds:
                                                 USD  3,390,636      0.875% due 4/15/2010...........     3,223,356
                                                      7,301,700      1.625% due 1/15/2015...........     7,034,443
                                                     25,128,469      1.875% due 7/15/2015(k)........    24,712,291
                                                                   U.S. Treasury Notes:
                                                      7,500,000      3.625% due 4/30/2007...........     7,421,483
                                                        700,000      3.50% due 5/31/2007............       691,195
                                                      1,385,000      4% due 6/15/2009...............     1,368,175
                                                        625,000      4.75% due 5/15/2014............       640,210
                                                      1,200,000      4.25% due 8/15/2014............     1,186,874
                                                      6,425,000      4.25% due 11/15/2014...........     6,350,207
                                                      1,125,000      4.50% due 11/15/2015...........     1,134,228
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL U.S. GOVERNMENT OBLIGATIONS
                                                                   (COST--$53,771,412)--7.6%........    53,762,462
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL FIXED INCOME SECURITIES
                                                                   (COST--$150,245,638)--22.0%......   156,061,207
------------------------------------------------------------------------------------------------------------------
                                                   BENEFICIAL
                         INDUSTRY                   INTEREST              OTHER INTERESTS(E)
------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.0%      DIVERSIFIED                  1,400,000    AboveNet, Inc.. (Litigation Trust
                         TELECOMMUNICATION                           Certificates)..................             0
                         SERVICES--0.0%
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL OTHER INTERESTS
                                                                   (COST--$0)--0.0%.................             0
------------------------------------------------------------------------------------------------------------------
                                                      FACE
                                                     AMOUNT              SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------
DENMARK--0.1%            TIME DEPOSITS--0.1%     DKK  3,466,347    Danish Krone Time Deposit, 2.26%
                                                                     due 1/13/2006..................       548,173
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   DENMARK..........................       548,173
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                      FACE
COUNTRY                  INDUSTRY                    AMOUNT              SHORT-TERM SECURITIES           VALUE
------------------------------------------------------------------------------------------------------------------
EUROPE--4.2%             TIME DEPOSITS--4.2%                       Euro Time Deposit:
                                                 EUR  6,134,157      2.19% due 1/06/2006............  $  7,235,552
                                                      2,730,283      2.31% due 1/13/2006............     3,220,509
                                                      3,069,540      2.32% due 1/13/2006............     3,620,679
                                                      3,069,539      2.33% due 1/20/2006............     3,620,679
                                                      3,411,374      2.33% due 1/27/2006............     4,023,890
                                                      3,408,330      2.34% due 2/03/2006............     4,020,300
                                                      3,414,385      2.34% due 2/10/2006............     4,027,442
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   EUROPE...........................    29,769,051
------------------------------------------------------------------------------------------------------------------
NORWAY--0.1%             TIME DEPOSITS--0.1%     NOK  5,721,786    Norwegian Krone Time Deposit,
                                                                     2.25% due 1/06/2006............       845,012
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   NORWAY...........................       845,012
------------------------------------------------------------------------------------------------------------------
SINGAPORE--0.3%          TIME DEPOSITS--0.3%     SGD  3,892,943    Singapore Dollar Time Deposit,
                                                                     2.90% due 1/13/2006                 2,341,197
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   SINGAPORE........................     2,341,197
------------------------------------------------------------------------------------------------------------------
SWEDEN--0.1%             TIME DEPOSITS--0.1%     SEK  4,769,469    Swedish Krona Time Deposit, 1.51%
                                                                     due 1/05/2006..................       599,285
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   SWEDEN...........................       599,285
------------------------------------------------------------------------------------------------------------------
SWITZERLAND--0.4%        TIME DEPOSITS--0.4%     CHF  4,163,312    Swiss Franc Time Deposit, 0.80%
                                                                     due 1/06/2006..................     3,158,930
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   SWITZERLAND......................     3,158,930
------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM--0.6%     TIME DEPOSITS--0.6%     GBP  2,507,689    British Pound Time Deposit, 4.50%
                                                                     due 1/13/2006..................     4,305,045
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   THE UNITED KINGDOM...............     4,305,045
------------------------------------------------------------------------------------------------------------------
                                                   BENEFICIAL
                                                    INTEREST
------------------------------------------------------------------------------------------------------------------
UNITED STATES--10.9%                             USD 76,227,129    Merrill Lynch Liquidity Series,
                                                                     LLC Cash Sweep Series I(d).....    76,227,129
                                                      1,190,700    Merrill Lynch Liquidity Series,
                                                                     LLC Money Market
                                                                     Series(d)(l)...................     1,190,700
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES IN
                                                                   THE UNITED STATES................    77,417,829
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL SHORT-TERM SECURITIES
                                                                   (COST--$118,941,468)--16.7%......   118,984,522
------------------------------------------------------------------------------------------------------------------
                                                   NUMBER OF
                                                   CONTRACTS               OPTIONS PURCHASED
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED                                       60    HCA, Inc., expiring February 2006
                                                                     at USD 55......................         1,800
------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED                                        59    American Axle & Manufacturing
                                                                     Holdings, Inc., expiring
                                                                     January 2006 at USD 20.........        10,915
                                                             63    Anheuser-Busch Cos., Inc..,
                                                                     expiring March 2006 at USD 40..         1,890
                                                            118    Applebees International, Inc.,
                                                                     expiring February 2006 at USD
                                                                     20.............................         2,360
                                                            116    Bowater, Inc., expiring March
                                                                     2006 at USD 25.................         2,320
                                                             64    Brinker International, Inc.,
                                                                     expiring January 2006 at USD
                                                                     35.............................           320
                                                            218    Bristol-Myers Squibb Co.,
                                                                     expiring March 2006 at USD
                                                                     22.5...........................        13,080

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS               OPTIONS PURCHASED             VALUE
------------------------------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED
(CONCLUDED)
                                                             65    Circuit City Stores, Inc.,
                                                                     expiring April 2006 at USD
                                                                     15.............................  $        325
                                                             64    Kohl's Corp., expiring January
                                                                     2006 at USD 45.................         1,600
                                                            107    La-Z-Boy, Inc., expiring January
                                                                     2006 at USD 10.................           535
                                                             62    M&T Bank Corp., expiring January
                                                                     2006 at USD 100................           310
                                                            116    Merck & Co., Inc., expiring April
                                                                     2006 at USD 25.................         2,320
                                                            544    Nokia Oyj, expiring April 2006 at
                                                                     USD 12.5.......................         2,720
                                                             59    PETsMART, Inc., expiring January
                                                                     2006 at USD 22.5...............           295
                                                            234    Pfizer, Inc., expiring March 2006
                                                                     at USD 22.5....................        12,870
                                                            116    Schering-Plough Corp., expiring
                                                                     May 2006 at USD 20.............         9,280
                                                             59    Wal-Mart Stores, Inc., expiring
                                                                     March 2006 at USD 42.5.........         1,475
                                                            375    Winnebago Industries, Inc.,
                                                                     expiring January 2006 at USD
                                                                     25.............................        11,250
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL OPTIONS PURCHASED (PREMIUMS
                                                                   PAID--$227,177)--0.0%............        75,665
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS
                                                                   (COST--$601,988,975)--99.7%......   708,384,819
------------------------------------------------------------------------------------------------------------------
                                                                            OPTIONS WRITTEN
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN                                        160    3Com Corp., expiring January 2006
                                                                     at USD 5.......................          (800)
                                                            150    Andrx Corp., expiring January
                                                                     2007 at USD 20.................       (28,500)
                                                            785    BMC Software, Inc., expiring
                                                                     January 2006 at USD 15.........      (439,600)
                                                            225    Borland Software Corp., expiring
                                                                     January 2006 at USD 5..........       (37,125)
                                                            105    Career Education Corp., expiring
                                                                     January 2007 at USD 25.........      (118,650)
                                                                   Cirrus Logic, Inc.:
                                                            302      expiring January 2006 at USD
                                                                     5..............................       (52,850)
                                                            215      expiring January 2007 at USD
                                                                     5..............................       (51,600)
                                                                   Cisco Systems, Inc.:
                                                            237      expiring January 2006 at USD
                                                                     17.5...........................        (3,555)
                                                            206      expiring January 2007 at USD
                                                                     17.5...........................       (41,200)
                                                            401      expiring January 2007 at USD
                                                                     20.............................       (40,100)
                                                            239      expiring January 2007 at USD
                                                                     22.5...........................       (10,755)
                                                            132    Computer Associates
                                                                     International, Inc., expiring
                                                                     January 2007 at USD 30.........       (31,680)
                                                                   Corinthian Colleges, Inc.:
                                                            123      expiring January 2006 at USD
                                                                     15.............................        (1,230)
                                                            169      expiring January 2006 at USD
                                                                     15.01..........................            (2)
                                                            608      expiring January 2006 at USD
                                                                     20.............................        (3,040)
                                                             57    Fannie Mae, expiring January 2007
                                                                     at USD 50......................       (29,640)
                                                            104    Intel Corp., expiring January
                                                                     2006 at USD 22.5...............       (27,040)
                                                            122    Jabil Circuit, Inc., expiring
                                                                     January 2006 at USD 20.........      (211,060)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS                OPTIONS WRITTEN              VALUE
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
(CONTINUED)
                                                            478    Knight Capital Group, Inc. Class
                                                                     A, expiring January 2007 at USD
                                                                     7.5............................  $   (141,010)
                                                            256    Lexmark International, Inc. Class
                                                                     A, expiring January 2007 at USD
                                                                     50.............................      (102,400)
                                                             60    Massey Energy Co., expiring
                                                                     January 2006 at USD 35.........       (20,400)
                                                            228    Mattel, Inc., expiring January
                                                                     2007 at USD 15.................       (58,140)
                                                                   McDermott International, Inc.:
                                                            380      expiring January 2006 at USD
                                                                     17.5...........................    (1,037,400)
                                                            288      expiring January 2006 at USD
                                                                     20.............................      (714,240)
                                                            115      expiring January 2006 at USD
                                                                     25.............................      (227,700)
                                                             39      expiring January 2007 at USD
                                                                     22.5...........................       (92,430)
                                                            116      expiring January 2007 at USD
                                                                     35.............................      (158,920)
                                                            114      expiring January 2007 at USD
                                                                     40.............................      (119,700)
                                                            598    McDonald's Corp., expiring
                                                                     January 2007 at USD 35.........      (221,260)
                                                             70    Merck & Co., Inc., expiring
                                                                     January 2006 at USD 27.5.......       (30,800)
                                                             57    Molson Coors Brewing Co. Class B,
                                                                     expiring January 2007 at USD
                                                                     60.............................       (65,550)
                                                            112    Nokia Oyj, expiring January 2006
                                                                     at USD 15......................       (36,960)
                                                          2,085    Nortel Networks Corp., expiring
                                                                     January 2006 at USD 2.5........      (114,675)
                                                            268    Novell, Inc., expiring January
                                                                     2007 at USD 5..................      (112,560)
                                                            282    Pfizer, Inc., expiring January
                                                                     2007 at USD 25.................       (43,710)
                                                                   Quanta Services, Inc.:
                                                            235      expiring January 2006 at USD
                                                                     10.............................       (77,550)
                                                             58      expiring May 2006 at USD
                                                                     12.5...........................       (10,730)
                                                            133      expiring January 2007 at USD
                                                                     10.............................       (58,520)
                                                            170      expiring January 2007 at USD
                                                                     12.5...........................       (48,450)
                                                          1,183    Siebel Systems, Inc., expiring
                                                                     January 2006 at USD 7.5........      (354,900)
                                                            174    Suncor Energy, Inc., expiring
                                                                     January 2007 at USD 50.........      (320,160)
                                                            440    TIBCO Software, Inc., expiring
                                                                     January 2007 at USD 7.5........       (63,800)
                                                                   Tenet Healthcare Corp.:
                                                            231      expiring May 2006 at USD 7.....       (31,185)
                                                            287      expiring January 2007 at USD
                                                                     7.5............................       (51,660)
                                                            132    Tyco International Ltd., expiring
                                                                     January 2007 at USD 25.........       (75,240)
                                                            189    Tyson Foods, Inc. Class A,
                                                                     expiring January 2006 at USD
                                                                     17.5...........................        (4,725)

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   NUMBER OF
                                                   CONTRACTS                OPTIONS WRITTEN              VALUE
------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN
(CONCLUDED)
                                                            111    webMethods, Inc., expiring
                                                                     January 2006 at USD 5..........  $    (31,635)
                                                             89    Wendy's International, Inc.,
                                                                     expiring January 2007 at USD
                                                                     45.............................      (119,260)
                         -----------------------------------------------------------------------------------------
                                                                   TOTAL CALL OPTIONS WRITTEN
                                                                   (PREMIUMS RECEIVED--
                                                                   $3,240,981)--(0.8%)..............    (5,674,097)
------------------------------------------------------------------------------------------------------------------
                                                                   TOTAL INVESTMENTS, NET OF OPTIONS
                                                                   WRITTEN
                                                                   (COST--$598,747,994*)--98.9%.....   702,710,722
                                                                   OTHER ASSETS LESS
                                                                   LIABILITIES--1.1%................     7,786,757
                                                                                                      ------------
                                                                   NET ASSETS--100.0%...............  $710,497,479
                                                                                                      ============
------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

--------------------------------------------------------------------------
Aggregate cost..............................................  $600,748,838
                                                              ============
Gross unrealized appreciation...............................  $122,283,334
Gross unrealized depreciation...............................   (20,321,450)
                                                              ------------
Net unrealized appreciation.................................  $101,961,884
                                                              ============
--------------------------------------------------------------------------

(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b) Floating rate loan interest in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.

(c) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------------------------
                                                                  NET          INTEREST
AFFILIATE                                                       ACTIVITY        INCOME
----------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(42,634,623)   $4,141,072
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $  1,190,700    $    2,413
----------------------------------------------------------------------------------------

(e) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(f)  Convertible Security.

(g) The rights entitle the holder to potential cash distributions on pending litigation settlements.

(h) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(i)  Depositary receipts.

(j)  Non-income producing security.

(k) All or a portion of security held as collateral in connection with open financial futures contracts.

(l)  Security was purchased with the cash proceeds from securities loans.

(m) Represents a zero coupon bond.

(n)  Floating rate note.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

(o) Restricted securities as to resale, representing 0.2% of net assets were as follows:

-----------------------------------------------------------------------------------------------------
                                                              ACQUISITION
ISSUE                                                           DATE(S)         COST         VALUE
-----------------------------------------------------------------------------------------------------
International Coal Group, Inc...............................  12/06/2004-
                                                               12/14/2004    $1,029,255    $  954,750
Koninklijke Ahold NV*.......................................   12/11/2003    $  179,139    $  227,045
-----------------------------------------------------------------------------------------------------
TOTAL                                                                        $1,208,394    $1,181,795
                                                                             ==========    ==========
-----------------------------------------------------------------------------------------------------

* Depositary receipts.

(p) Received through a bonus issue from Companhia Vale do Rio Doce. As of December 31, 2005, the bonds have not commenced trading and the coupon has not been determined. The security is a perpetual bond and has no definite maturity date.

(q)  Security, or a portion of security, is on loan.

(r)  Issued with warrants.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

-   Forward foreign exchange contracts as of December 31, 2005 were as follows:

--------------------------------------------------
FOREIGN CURRENCY       SETTLEMENT      UNREALIZED
SOLD                   DATE           APPRECIATION
--------------------------------------------------
GBP 2,000,000          January 2006     $205,414
GBP 3,564,000          February 2006     157,534
GBP 5,050,000          March 2006        170,570
--------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON
FORWARD FOREIGN
EXCHANGE CONTRACTS--NET (USD
COMMITMENT--$18,753,544)                $533,518
                                        ========
--------------------------------------------------

-   Swaps outstanding as of December 31, 2005 were as follows:

-------------------------------------------------------------------------------------
                                                              NOTIONAL    UNREALIZED
DESCRIPTION                                                    AMOUNT    DEPRECIATION
-------------------------------------------------------------------------------------
Bought credit default protection on United Mexican States
  and pay 1.12%.............................................
Broker, Credit Suisse First Boston Expires May 2010.........  $380,000     $(8,522)
-------------------------------------------------------------------------------------

- Financial futures contracts purchased as of December 31, 2005 were as follows:

----------------------------------------------------------------------------------------
NUMBER OF                                         EXPIRATION      FACE       UNREALIZED
CONTRACTS            ISSUE             EXCHANGE      DATE        VALUE      APPRECIATION
----------------------------------------------------------------------------------------
   12       DAX INDEX 25 EURO FUTURE    Eurex     March 2006   $1,889,463     $ 34,857
   68       MSCI EURO IX FUTURE         LIFFE     March 2006   1,671,326        21,575
   35       S&P TSE 60 INDEX           Montreal   March 2006   3,778,374        39,372
   64       TOPIX INDEX FUTURE          Tokyo     March 2006   8,682,279       229,354
----------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION--NET                                            $325,158
----------------------------------------------------------------------------------------

-   Financial futures contracts sold as of December 31, 2005 were as follows:

-----------------------------------------------------------------------------
NUMBER OF                              EXPIRATION      FACE       UNREALIZED
CONTRACTS       ISSUE       EXCHANGE      DATE        VALUE      APPRECIATION
-----------------------------------------------------------------------------
   13       S&P 500 INDEX     CBOE     March 2006   $4,129,278     $51,178
-----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

-   Currency Abbreviations

BRL  Brazilian Real
CAD  Canadian Dollar
CHF  Swiss Franc
DKK  Danish Krone
EUR  Euro
GBP  British Pound
ISK  Icelandic Crona
JPY  Japanese Yen
MYR  Malaysian Ringgit
NOK  Norwegian Krone
NZD  New Zealand Dollar
PLN  Polish Zloty
SEK  Swedish Krona
SGD  Singapore Dollar
TRY  Turkish Lira
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $1,122,660) (identified
  cost--$524,343,969).......................................                  $630,891,325
Investments in affiliated securities, at value (identified
  cost--$77,417,829)........................................                    77,417,829
Cash........................................................                       796,453
Foreign cash (cost--$10,008,374)............................                     9,988,205
Options purchased, at value (premiums paid--$227,177).......                        75,665
Unrealized appreciation on forward foreign exchange
  contracts--net............................................                       533,518
Receivables:
  Interest..................................................  $  2,240,411
  Dividends.................................................       723,334
  Options written...........................................        30,934
  Capital shares sold.......................................         5,908
  Securities lending........................................         1,225
  Securities sold...........................................           742       3,002,554
                                                              ------------
Prepaid expenses............................................                         6,007
                                                                              ------------
Total assets................................................                   722,711,556
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                     1,190,700
Options written, at value (premiums received--$3,240,981)...                     5,674,097
Unrealized depreciation on swaps--net.......................                         8,522
Deferred foreign capital gain tax...........................                        57,784
Payables:
  Securities purchased......................................     4,242,068
  Investment adviser........................................       353,724
  Capital shares redeemed...................................       303,624
  Variation margin..........................................       151,934
  Other affiliates..........................................         8,366
  Distributor...............................................         6,115
  Swaps.....................................................           472       5,066,303
                                                              ------------
Accrued expenses and other liabilities......................                       216,671
                                                                              ------------
Total liabilities...........................................                    12,214,077
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $710,497,479
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                  $  5,019,919
Class II Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                        12,870
Class III Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized.............................                       233,480
Paid-in capital in excess of par............................                   638,489,089
Accumulated distributions in excess of investment
  income--net...............................................  $ (3,573,419)
Accumulated realized capital losses--net....................   (34,424,758)
Unrealized appreciation--net................................   104,740,298
                                                              ------------
Total accumulated earnings--net.............................                    66,742,121
                                                                              ------------
NET ASSETS..................................................                  $710,497,479
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $679,680,694 and 50,199,188
  shares outstanding........................................                  $      13.54
                                                                              ============
Class II--Based on net assets of $1,742,605 and 128,704
  shares outstanding........................................                  $      13.54
                                                                              ============
Class III--Based on net assets of $29,074,180 and 2,334,796
  shares outstanding........................................                  $      12.45
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $4,141,072 from affiliates)(net of
  $1,375 foreign withholding tax)...........................                 $11,216,874
Dividends (net of $434,563 foreign withholding tax).........                   7,604,854
Securities lending--net.....................................                       2,413
                                                                             -----------
Total income................................................                  18,824,141
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 4,305,652
Custodian fees..............................................      335,830
Accounting services.........................................      246,057
Printing and shareholder reports............................       58,479
Professional fees...........................................       50,928
Distribution Fees--Class III................................       48,009
Directors' fees and expenses................................       37,539
Pricing services............................................       29,481
Transfer agent fees--Class I................................        4,838
Distribution Fees--Class II.................................        2,543
Transfer agent fees--Class III..............................          150
Transfer agent fees--Class II...............................           13
Other.......................................................       24,813
                                                              -----------
Total expenses..............................................                   5,144,332
                                                                             -----------
Investment income--net......................................                  13,679,809
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments (including $13,650 in foreign capital gain
    tax)--net...............................................   44,795,711
  Futures contracts and swaps--net..........................    7,546,520
  Options written--net......................................      349,267
  Foreign currency transactions--net........................     (830,914)    51,860,584
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments (including $20,234 deferred foreign capital
    gain tax)--net..........................................    5,555,656
  Futures contracts and swaps--net..........................     (107,282)
  Options written--net......................................   (1,243,645)
  Foreign currency transactions--net........................   (1,017,525)     3,187,204
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                  55,047,788
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $68,727,597
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $13,679,809    $ 10,862,070
Realized gain--net..........................................   51,860,584      40,165,951
Change in unrealized appreciation/depreciation--net.........    3,187,204      27,119,027
                                                              ------------   ------------
Net increase in net assets resulting from operations........   68,727,597      78,147,048
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (15,978,508)    (17,764,949)
  Class II..................................................      (38,957)        (47,242)
  Class III.................................................     (627,946)       (287,849)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................  (16,645,411)    (18,100,040)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................   34,095,213      54,766,134
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................   86,177,399     114,813,142
Beginning of year...........................................  624,320,080     509,506,938
                                                              ------------   ------------
End of year*................................................  $710,497,479   $624,320,080
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $(3,573,419)   $    527,903
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  12.56    $  11.29    $   8.62    $   9.74    $  10.85
                                                           --------    --------    --------    --------    --------
Investment income--net*..................................       .27         .23         .21         .26         .24
Realized and unrealized gain (loss)--net.................      1.03        1.41        2.77       (1.05)      (1.20)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      1.30        1.64        2.98        (.79)       (.96)
                                                           --------    --------    --------    --------    --------
Less dividends from investment income--net...............      (.32)       (.37)       (.31)       (.33)       (.15)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  13.54    $  12.56    $  11.29    $   8.62    $   9.74
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................    10.43%      14.57%      34.57%      (8.15%)     (8.86%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .77%        .76%        .75%        .77%        .75%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     2.07%       1.93%       2.16%       2.77%       2.42%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $679,681    $613,145    $507,674    $349,514    $424,542
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    56.84%      43.60%      47.41%      55.50%     107.28%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*   Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                                      CLASS II
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 -------------------------------------------------
FINANCIAL STATEMENTS.                                            FOR THE YEAR ENDED
                                                                    DECEMBER 31,              FOR THE PERIOD
                                                              -------------------------     NOVEMBER 24, 2003+
                                                               2005              2004      TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 12.56           $ 11.29          $ 10.73
                                                              -------           -------          -------
Investment income--net*.....................................      .25               .21              .01
Realized and unrealized gain--net...........................     1.03              1.41              .85
                                                              -------           -------          -------
Total from investment operations............................     1.28              1.62              .86
                                                              -------           -------          -------
Less dividends from investment income--net..................     (.30)             (.35)            (.30)
                                                              -------           -------          -------
Net asset value, end of period..............................  $ 13.54           $ 12.56          $ 11.29
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   10.27%            14.40%            8.05%@
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .92%              .91%             .95%***
                                                              =======           =======          =======
Investment income--net......................................    1.92%             1.78%            0.87%***
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $ 1,743           $ 1,720          $ 1,797
                                                              =======           =======          =======
Portfolio turnover..........................................   56.84%            43.60%           47.41%
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

* Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+ Commencement of operations.

@ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                                     CLASS III
FINANCIAL STATEMENTS.                                         -------------------------------------------------
                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,              FOR THE PERIOD
                                                              -------------------------     NOVEMBER 18, 2003+
                                                               2005              2004      TO DECEMBER 31, 2003
---------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................  $ 11.58           $ 10.46          $ 10.00
                                                              -------           -------          -------
Investment income (loss)--net*..............................      .22               .19               --++
Realized and unrealized gain--net...........................      .95              1.29              .76
                                                              -------           -------          -------
Total from investment operations............................     1.17              1.48              .76
                                                              -------           -------          -------
Less dividends from investment income--net..................    (.30)              (.36)            (.30)
                                                              -------           -------          -------
Net asset value, end of period..............................  $ 12.45           $ 11.58          $ 10.46
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   10.18%            14.20%            7.62%@
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................    1.02%             1.01%            1.08%***
                                                              =======           =======          =======
Investment income (loss)--net...............................    1.85%             1.79%           (0.24%)***
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................  $29,074           $ 9,455          $    37
                                                              =======           =======          =======
Portfolio turnover..........................................   56.84%            43.60%           47.41%
                                                              =======           =======          =======
---------------------------------------------------------------------------------------------------------------

* Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

*** Annualized.

+ Commencement of operations.

++ Amount is less than ($.01) per share.

@ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global Allocation V.I. Fund (formerly Merrill Lynch Global Allocation V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter markets ("OTC") and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Company under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at

--------------------------------------------------------------------------------

which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Swaps--The Fund may enter into swap agreements, which are over-the-counter contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and

--------------------------------------------------------------------------------

changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,528,504 has been reclassified between accumulated distributions in excess of net investment income and accumulated net realized capital losses and $392,784 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign taxes paid, foreign currency transactions, gains from the sale of stock of passive foreign investment companies, amortization methods on fixed income securities and an over-distribution of taxable income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the fund. For such services, the Fund pays a monthly fee at the annual rate of .65% of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to

--------------------------------------------------------------------------------

the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, in among other things, a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $1,088 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005 MLPF&S earned $33,163 in commissions on the execution of portfolio security transactions.
  In addition, the Fund reimbursed MLIM $17,470 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.
  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $395,468,915 and $285,844,510, respectively.
  Transactions in options written for the year ended December 31, 2005 were as follows:

-------------------------------------------------------------------
                                            Number of    Premiums
Call Options Written                        Contracts    Received
-------------------------------------------------------------------
Outstanding call options written,
 beginning of year........................   11,877     $ 1,693,704
Options written...........................   11,829       2,935,559
Options expired...........................   (2,369)       (298,384)
Options exercised.........................   (7,561)     (1,023,256)
Options closed............................     (458)        (66,642)
                                             ------     -----------
Outstanding call options written, end of
 year.....................................   13,318     $ 3,240,981
-------------------------------------------------------------------

-------------------------------------------------------------------
                                               Number of   Premiums
Put Options Written                            Contracts   Received
-------------------------------------------------------------------
Outstanding put options written, beginning of
 year........................................       --          --
Options written..............................       14     $12,742
Options expired..............................      (10)     (8,534)
Options closed...............................       (4)     (4,208)
                                                ------     -------
Outstanding put options written, end of
 year........................................       --     $    --
-------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $34,095,213 and $54,766,134 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   4,936,089   $ 62,144,049
Shares issued to shareholders in
 reinvestment of dividends............   1,193,686     15,978,508
                                        ----------   ------------
Total issued..........................   6,129,775     78,122,557
Shares redeemed.......................  (4,762,239)   (61,851,818)
                                        ----------   ------------
Net increase..........................   1,367,536   $ 16,270,739
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                         Shares        Amount
-----------------------------------------------------------------
Shares sold...........................   5,292,931   $ 61,774,646
Shares issued to shareholders in
 reinvestment of dividends............   1,416,663     17,764,949
                                        ----------   ------------
Total issued..........................   6,709,594     79,539,595
Shares redeemed.......................  (2,843,702)   (33,489,731)
                                        ----------   ------------
Net increase..........................   3,865,892   $ 46,049,864
                                        ==========   ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2005                             Shares     Amount
-----------------------------------------------------------------
Shares sold.................................    3,284   $  41,679
Shares issued to shareholders in
 reinvestment of dividends..................    2,915      38,957
                                              -------   ---------
Total issued................................    6,199      80,636
Shares redeemed.............................  (14,446)   (186,848)
                                              -------   ---------
Net decrease................................   (8,247)  $(106,212)
                                              =======   =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                       Dollar
December 31, 2004                             Shares     Amount
-----------------------------------------------------------------
Shares sold.................................    7,728   $  90,117
Shares issued to shareholders in
 reinvestment of dividends..................    3,767      47,242
                                              -------   ---------
Total issued................................   11,495     137,359
Shares redeemed.............................  (33,688)   (397,083)
                                              -------   ---------
Net decrease................................  (22,193)  $(259,724)
                                              =======   =========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................  1,562,212   $18,453,339
Shares issued to shareholders in
 reinvestment of dividends..............     50,773       627,946
                                          ---------   -----------
Total issued............................  1,612,985    19,081,285
Shares redeemed.........................    (94,591)   (1,150,599)
                                          ---------   -----------
Net increase............................  1,518,394   $17,930,686
                                          =========   ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                      Dollar
December 31, 2004                            Shares      Amount
-----------------------------------------------------------------
Shares sold................................  817,496   $9,011,123
Shares issued to shareholders in
 reinvestment of dividends.................   24,901      287,849
                                             -------   ----------
Total issued...............................  842,397    9,298,972
Shares redeemed............................  (29,491)    (322,978)
                                             -------   ----------
Net increase...............................  812,906   $8,975,994
                                             =======   ==========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. COMMITMENTS:

At December 31, 2005, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the schedule of investments, under which it had agreed to purchase various foreign currencies with approximate values of $89,000.

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                        12/31/2005    12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $16,645,411   $18,100,040
                                        -----------   -----------
Total taxable distributions...........  $16,645,411   $18,100,040
                                        ===========   ===========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (33,777,199)*
Unrealized gains--net..............................   100,519,320**
                                                     ------------
Total accumulated earnings--net....................  $ 66,742,121
                                                     ============

 * On December 31, 2005, the Fund had a net capital loss carryforward of $33,777,199, of which $23,303,940 expires in 2010 and $10,473,259 expires in
   2011. This amount will be available to offset like amount of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and other book/tax temporary differences.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Allocation V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Global Allocation V.I. Fund (formerly, Merrill Lynch Global Allocation V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Global Allocation V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY GLOBAL GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund significantly outperformed its benchmark for the fiscal year, benefiting from favorable sector allocations and stock selection in addition to a well-timed shift into Japanese equities.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Global Growth V.I. Fund's Class I Shares posted a total return of +15.19%. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which returned +9.49% (in U.S. dollar terms) for the same period.

  The global equity, bond and commodity markets, as well as major currency relationships, were quite volatile throughout the fiscal year. Amid these conditions, the Fund provided above-average returns relative to passive investment benchmarks and other active managers with the same investment style. Benefiting performance significantly was our strategic shift away from the U.S. stock market in late August and toward the major economies in Asia, particularly Japan. In retrospect, this was a fortuitous move, as the Japanese market has outperformed every other major equity market in the world since that time. Before making this change, the Fund had virtually no exposure to Japan for what we perceived as very good fundamental investment reasons.

  Within the benchmark MSCI World Index, the best absolute and relative investment returns during 2005 came from the stock markets in Canada, Japan, Denmark, Austria and Norway. By focusing on the stocks in the emerging and faster-growth economies in Asia--such as India, South Korea and South Africa, as well as Japan since late August--the Fund was able to outpace the return of the MSCI World Index.

  From a sector perspective, the best investment returns in the Index came from energy, materials, utilities, industrials, financials and healthcare. Given the Fund's growth-oriented investment objective, it had a limited exposure to the utilities sector, a more defensive area of the stock market. Within energy, the best-performing industry sector overall during the year, the Fund was exposed to stocks that provided a much higher rate of return than the average benchmark stock. In particular, our focus on energy service companies was quite favorable. Major contributors within the energy sector were Transocean, Inc. and Grant Prideco, Inc.

  Our modest overweighting of the consumer discretionary and the health care sectors, combined with favorable stock selection, proved to be important factors in the Fund's outperformance for the year. Top performers in the consumer discretionary and health care sectors were Hyundai Motor Co. (South Korea), Alcon, Inc. (Switzerland), Gilead Sciences, Inc.(United States), Yamadi Denki Co. Ltd. (Japan), Porsche AG (Germany), CSL Ltd. (Australia), Celgene Corp. and Cochlear Ltd. (Australia).

  A considerable underweighting of the information technology sector also continued to benefit Fund performance. We avoided investments in International Business Machines Corp., Dell Corp. and Cisco Systems, Inc., which lagged considerably over the 12-month period. Conversely, our positions in Infosys Technologies Ltd. (India), Samsung Electronics Co., Ltd. (South Korea) and Google, Inc. were very positive contributors to the Fund's absolute and relative performance.

  Offsetting these positives somewhat, although certainly not enough to derail the Fund's relative outperformance, were disappointing results from some individual stock picks. Among them were Wynn Resorts Ltd. and Publishing & Broadcasting Ltd. (Australia) in the consumer discretionary sector, Elan Corp. Plc (Ireland) and Boston Scientific Corp. in health care, S-Oil Corp. (South Korea) in energy, Doral Financial Corp. and MBNA Corp. in financials, Coca-Cola Amatil Ltd. (Australia) in consumer staples, 3M Co. in industrials and The Dow Chemical Co. in materials. The negative impact from these investments came primarily in the first six months of the year.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  We made substantial changes to the composition of the portfolio in the first half of the year. These changes were discussed in detail in our semi-annual report to shareholders dated June 30, 2005. In general, we reduced the Fund's exposure to companies in the consumer discretionary, information technology, materials and energy sectors in anticipation of slowing global economic growth and a potential slowdown in U.S. consumer spending. We also took some profits in energy, primarily retaining positions in companies that provide intellectual research and equipment and supplies to the

--------------------------------------------------------------------------------

corporations and governments that are increasing their spending on finding new oil reserves and that plan to invest in bringing the products to the consuming markets. In addition, for the first time in more than two years, we increased the Fund's exposure to the financials sector.

  During the second half of the year, we made only one meaningful change in the investment strategy of the Fund, which we alluded to earlier. That is, at the end of August, we became aware of fundamental changes taking place in the Japanese economy in response to governmental changes in tax policy, monetary policy and regulatory structure. We shifted almost 10% of the Fund's net assets primarily from the U.S. stock market to the Japanese stock market. This shift proved favorable, as the returns of the Japanese stocks averaged more than 28% since they were added to the portfolio in late August. In our opinion, the outlook for Japanese stock investments is one of the most promising globally in the upcoming year.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  The Fund is positioned for a slowdown in U.S. economic growth, which most likely will continue to be led by a deceleration in consumer spending on homes and automobiles. The Fund's overweight position in the U.S. industrials and materials sectors reflects our expectation that chemical and industrial companies will benefit by taking global market share as a result of lowering costs of manufacturing by shifting their base of operations to countries where there are lower labor costs and reduced energy costs.

  The Fund has investments in companies in Australia, South Korea, Hong Kong, India, South Africa and China. We believe these companies will benefit from a continuation of the relatively high rates of real economic growth from above-average spending in public and private infrastructure and the emergence of new consumer markets within these countries. Also, it appears that the Japanese economy is emerging from an almost 15-year deflationary recession. The changes made by the Japanese government recently in household tax policy, monetary policy and de-regulation of the economy's infrastructure appear to be sparking a sharp recovery in the growth of the domestic economy. There appears to be substantial upside potential for real economic growth. During the fourth quarter of 2005, almost 58% of the net assets of the Fund were invested in the stocks of companies in the major Asia-Pacific economies.

Lawrence R. Fuller
Vice President and Portfolio Manager

January 20, 2006

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Total Return Based on a $10,000 Investment
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(LINE GRAPH)

                                                                 MERCURY GLOBAL GROWTH V.I.           MORGAN STANLEY CAPITAL
                                                                   FUND+--CLASS I SHARES*          INTERNATIONAL WORLD INDEX++
                                                                 --------------------------        ---------------------------
6/05/98**                                                                  10000                              10000
12/98                                                                      10820                              10660
12/99                                                                      15006                              13318
12/00                                                                      12755                              11562
12/01                                                                       9817                               9617
12/02                                                                       7094                               7705
12/03                                                                       9475                              10256
12/04                                                                      10906                              11765
12/05                                                                      12562                              12881

(LINE GRAPH)

                                                MERCURY GLOBAL GROWTH       MERCURY GLOBAL GROWTH
                                                V.I. FUND+--CLASS II        V.I. FUND+--CLASS III       MORGAN STANLEY CAPITAL
                                                       SHARES*                     SHARES*            INTERNATIONAL WORLD INDEX++
                                                ---------------------       ---------------------     ---------------------------
9/30/04**                                             10000.00                    10000.00                      10000.00
12/04                                                 11182.00                    11182.00                      11194.00
12/05                                                 12891.00                    12891.00                      12256.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of issuers located in various foreign countries and the United States, placing particular emphasis on companies that have exhibited above-average earnings growth.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. The starting date for the Index in the graph for Class I Shares is from 6/30/98.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +15.19%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        - 0.30
--------------------------------------------------------------------------
Inception (6/05/98) through 12/31/05                             + 3.06
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +15.29%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +22.49
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +15.29%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +22.49
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +14.71%        +15.19%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +14.81         +15.29
-----------------------------------------------------------------------------------------
Class III Shares*                                                +14.81         +15.29
-----------------------------------------------------------------------------------------
MSCI World Index**                                               +10.25         + 9.49
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* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-capitalization weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.

    Past results shown should not be considered a representation of future performance.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Disclosure of Expenses
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Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,147.10             $5.60
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,148.10             $5.60
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,148.10             $5.60
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,019.89             $5.27
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,019.89             $5.27
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.89             $5.27
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.04% for Class I, 1.04% for Class II and 1.04% for Class III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.19% and 1.29%, the actual expenses paid would have been approximately $6.41 and $6.95, and the hypothetical expenses paid would have been approximately $6.02 and $6.53 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
United States...............................................        24.8%
Australia...................................................        21.3
Japan.......................................................        16.1
India.......................................................         9.6
South Korea.................................................         5.3
Hong Kong...................................................         5.3
France......................................................         2.9
Switzerland.................................................         2.5
Canada......................................................         2.5
South Africa................................................         2.4
Sweden......................................................         2.1
Norway......................................................         1.1
Spain.......................................................         1.1
China.......................................................         0.6
Other*......................................................         2.4
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of December 31, 2005                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
AFRICA                       INDUSTRY                    HELD                    COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA--2.3%           CONSTRUCTION                  4,100    Pretoria Portland Cement Co. Ltd. .....  $   198,293
                             MATERIALS--0.3%
                             ----------------------------------------------------------------------------------------
                             FOOD & STAPLES               28,100    Massmart Holdings Ltd. ................      228,832
                             RETAILING--0.4%
                             ----------------------------------------------------------------------------------------
                             FOOD PRODUCTS--0.3%           8,736    Tiger Brands Ltd. .....................      200,408
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                   11,400    Barloworld Ltd. .......................      198,666
                             CONGLOMERATES--0.3%
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--0.4%         1,700    Impala Platinum Holdings Ltd. .........      249,807
                             ----------------------------------------------------------------------------------------
                             SPECIALTY RETAIL--0.6%       38,000    Edgars Consolidated Stores Ltd. .......      210,655
                                                          16,500    JD Group...............................      199,405
                                                                                                             -----------
                                                                                                                 410,060
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AFRICA--2.3%....    1,486,066
------------------------------------------------------------------------------------------------------------------------
NORTH
AMERICA
------------------------------------------------------------------------------------------------------------------------
CANADA--2.5%                 DIVERSIFIED FINANCIAL         6,400    TSX Group, Inc. .......................      256,570
                             SERVICES--0.4%
                             ----------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &            8,400    Ensign Resource Service Group..........      337,395
                             SERVICES--0.6%
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE        15,200    Cameco Corp. ..........................      960,157
                             FUELS--1.5%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CANADA..........    1,554,122
------------------------------------------------------------------------------------------------------------------------
UNITED STATES--24.5%         AEROSPACE &                   8,200    Boeing Co. ............................      575,968
                             DEFENSE--1.9%
                                                           9,500    Lockheed Martin Corp. .................      604,485
                                                                                                             -----------
                                                                                                               1,180,453
                             ----------------------------------------------------------------------------------------
                             BIOTECHNOLOGY--0.9%           8,100    Genzyme Corp.(b).......................      573,318
                             ----------------------------------------------------------------------------------------
                             CAPITAL MARKETS--0.9%         4,700    Goldman Sachs Group, Inc. .............      600,237
                             ----------------------------------------------------------------------------------------
                             CHEMICALS--0.9%              13,000    The Dow Chemical Co. ..................      569,660
                             ----------------------------------------------------------------------------------------
                             ENERGY EQUIPMENT &           10,000    Baker Hughes, Inc. ....................      607,800
                             SERVICES--5.6%
                                                          13,700    Grant Prideco, Inc.(b).................      604,444
                                                           9,100    Halliburton Co. .......................      563,836
                                                           9,200    National Oilwell Varco, Inc.(b)........      576,840
                                                           6,200    Schlumberger Ltd. .....................      602,330
                                                           9,000    Transocean, Inc.(b)....................      627,210
                                                                                                             -----------
                                                                                                               3,582,460
                             ----------------------------------------------------------------------------------------
                             HEALTH CARE PROVIDERS &      11,000    Caremark Rx, Inc.(b)...................      569,690
                             SERVICES--2.9%
                                                          11,000    Coventry Health Care, Inc.(b)                626,560
                                                           7,700    WellPoint, Inc.(b).....................      614,383
                                                                                                             -----------
                                                                                                               1,810,633
                             ----------------------------------------------------------------------------------------
                             HOTELS, RESTAURANTS &        20,900    Starbucks Corp.(b).....................      627,209
                             LEISURE--1.0%
                             ----------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--1.0%     10,400    Procter & Gamble Co....................      601,952
                             ----------------------------------------------------------------------------------------
                             IT SERVICES--1.0%            12,800    Cognizant Technology Solutions
                                                                      Corp.(b).............................      644,480
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                    7,600    3M Co. ................................      589,000
                             CONGLOMERATES--0.9%
                             ----------------------------------------------------------------------------------------
                             INTERNET & CATALOG           13,700    eBay, Inc.(b)..........................      592,525
                             RETAIL--0.9%
                             ----------------------------------------------------------------------------------------
                             INTERNET SOFTWARE &           1,600    Google, Inc. Class A(b)................      663,776
                             SERVICES--2.1%
                                                          16,300    Yahoo!, Inc.(b)........................      638,634
                                                                                                             -----------
                                                                                                               1,302,410
                             ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

NORTH
AMERICA                                                   SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
UNITED STATES
(CONCLUDED)
                             MACHINERY--2.0%              11,600    Caterpillar, Inc. .....................  $   670,132
                                                           5,900    ITT Industries, Inc. ..................      606,638
                                                                                                             -----------
                                                                                                               1,276,770
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE         9,200    ConocoPhillips.........................      535,256
                             FUELS--1.7%
                                                          10,800    Valero Energy Corp. ...................      557,280
                                                                                                             -----------
                                                                                                               1,092,536
                             ----------------------------------------------------------------------------------------
                             SOFTWARE--0.8%               10,200    Electronic Arts, Inc.(b)...............      533,562
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE
                                                                    UNITED STATES..........................   15,577,205
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORTH
                                                                    AMERICA--27.0%.........................   17,131,327
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA
------------------------------------------------------------------------------------------------------------------------
AUSTRALIA--21.1%             BEVERAGES--0.8%             120,200    Foster's Group Ltd. ...................      492,005
                             ----------------------------------------------------------------------------------------
                             BIOTECHNOLOGY--2.0%          40,900    CSL Ltd. ..............................    1,275,097
                             ----------------------------------------------------------------------------------------
                             CAPITAL MARKETS--2.7%        24,800    Macquarie Bank Ltd. ...................    1,239,791
                                                          10,000    Perpetual Trustees Australia Ltd. .....      498,815
                                                                                                             -----------
                                                                                                               1,738,606
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--3.9%       39,500    Commonwealth Bank of Australia.........    1,238,694
                                                          52,400    National Australia Bank Ltd. ..........    1,245,395
                                                                                                             -----------
                                                                                                               2,484,089
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &               54,300    Leighton Holdings Ltd. ................      712,194
                             ENGINEERING--1.1%
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION                 30,800    James Hardie Industries NV.............      203,341
                             MATERIALS--0.9%
                                                          27,700    Rinker Group Ltd. .....................      334,254
                                                                                                             -----------
                                                                                                                 537,595
                             ----------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIAL        12,000    Australian Stock Exchange Ltd. ........      286,085
                             SERVICES--0.5%
                             ----------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &      13,800    Cochlear Ltd. .........................      462,926
                             SUPPLIES--0.7%
                             ----------------------------------------------------------------------------------------
                             IT SERVICES--0.3%            40,300    Computershare Ltd. ....................      200,727
                             ----------------------------------------------------------------------------------------
                             INDUSTRIAL                   19,300    Wesfarmers Ltd. .......................      523,405
                             CONGLOMERATES--0.8%
                             ----------------------------------------------------------------------------------------
                             INSURANCE--1.9%              85,000    QBE Insurance Group Ltd. ..............    1,222,097
                             ----------------------------------------------------------------------------------------
                             MEDIA--1.6%                  85,750    Publishing & Broadcasting Ltd. ........    1,036,626
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--2.0%        75,500    BHP Billiton Ltd. .....................    1,259,967
                             ----------------------------------------------------------------------------------------
                             ROAD & RAIL--1.4%            79,761    Toll Holdings Ltd. ....................      871,782
                             ----------------------------------------------------------------------------------------
                             TRANSPORTATION               62,300    Transurban Group.......................      301,622
                             INFRASTRUCTURE--0.5%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN AUSTRALIA.......   13,404,823
------------------------------------------------------------------------------------------------------------------------
CHINA--0.5%                  OIL, GAS & CONSUMABLE       313,000    China Shenhua Energy Co. Ltd. Class
                             FUELS--0.5%                              H(b).................................      345,152
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN CHINA...........      345,152
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONTINUED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
HONG KONG--5.3%              DISTRIBUTORS--0.6%          205,000    China Resources Enterprise.............  $   366,187
                             ----------------------------------------------------------------------------------------
                             ELECTRIC UTILITIES--1.6%    315,500    Cheung Kong Infrastructure Holdings
                                                                      Ltd. ................................      992,861
                             ----------------------------------------------------------------------------------------
                             MARINE--1.0%                216,800    NWS Holdings Ltd. .....................      315,964
                                                          95,800    Orient Overseas International Ltd. ....      324,953
                                                                                                             -----------
                                                                                                                 640,917
                             ----------------------------------------------------------------------------------------
                             REAL ESTATE--0.2%           267,700    Midland Holdings Ltd. .................      138,104
                             ----------------------------------------------------------------------------------------
                             TRANSPORTATION              297,300    COSCO Pacific Ltd. ....................      544,481
                             INFRASTRUCTURE--1.9%
                                                         297,700    China Merchants Holdings International
                                                                      Co., Ltd. ...........................      646,961
                                                                                                             -----------
                                                                                                               1,191,442
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN HONG KONG.......    3,329,511
------------------------------------------------------------------------------------------------------------------------
INDIA--9.4%                  AUTO COMPONENTS--0.2%        16,500    Bharat Forge Ltd. .....................      144,013
                             ----------------------------------------------------------------------------------------
                             AUTOMOBILES--0.6%            27,100    Tata Motors Ltd. ......................      393,164
                             ----------------------------------------------------------------------------------------
                             CHEMICALS--0.6%              20,400    Reliance Industries Ltd. ..............      403,218
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--0.3%       12,400    ICICI Bank Ltd. .......................      161,082
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &               12,800    Larsen & Toubro Ltd. ..................      524,456
                             ENGINEERING--0.8%
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION                  3,445    Ultra Tech Cement Ltd. ................       32,693
                             MATERIALS--0.1%
                             ----------------------------------------------------------------------------------------
                             ELECTRICAL                   10,500    Bharat Heavy Electricals Ltd. .........      323,386
                             EQUIPMENT--0.5%
                             ----------------------------------------------------------------------------------------
                             HOUSEHOLD PRODUCTS--0.7%    104,800    Hindustan Lever Ltd. ..................      459,271
                             ----------------------------------------------------------------------------------------
                             IT SERVICES--3.7%            19,700    Infosys Technologies Ltd. .............    1,311,619
                                                          41,700    Satyam Computer Services Ltd. .........      683,543
                                                           9,600    Tata Consultancy Services Ltd. ........      363,109
                                                                                                             -----------
                                                                                                               2,358,271
                             ----------------------------------------------------------------------------------------
                             METALS & MINING--0.6%       111,000    Hindalco Industries Ltd. ..............      353,641
                             ----------------------------------------------------------------------------------------
                             PHARMACEUTICALS--0.8%        22,800    Cipla Ltd. ............................      224,606
                                                          17,000    Sun Pharmaceuticals Industries Ltd. ...      257,644
                                                                                                             -----------
                                                                                                                 482,250
                             ----------------------------------------------------------------------------------------
                             WIRELESS                     42,600    Bharti Tele-Ventures Ltd.(b)...........      326,527
                             TELECOMMUNICATION
                             SERVICES--0.5%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN INDIA...........    5,961,972
------------------------------------------------------------------------------------------------------------------------
JAPAN--15.9%                 AUTOMOBILES--1.2%            96,000    Isuzu Motors Ltd. .....................      366,009
                                                           7,100    Toyota Motor Corp. ....................      368,144
                                                                                                             -----------
                                                                                                                 734,153
                             ----------------------------------------------------------------------------------------
                             CAPITAL MARKETS--0.4%            70    kabu.com Securities Co. Ltd.(b)........      243,158
                             ----------------------------------------------------------------------------------------
                             CHEMICALS--0.5%              13,400    JSR Corp. .............................      351,944
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL BANKS--4.6%          100    Mitsubishi Tokyo Financial Group,
                                                                      Inc. ................................    1,355,588
                                                             100    Mizuho Financial Group, Inc. ..........      793,019
                                                              70    Sumitomo Mitsui Financial Group,
                                                                      Inc. ................................      741,337
                                                                                                             -----------
                                                                                                               2,889,944
                             ----------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES &         5,400    Park24 Co. Ltd. .......................      193,070
                             SUPPLIES--0.3%
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &               16,500    Chiyoda Corp. .........................      378,844
                             ENGINEERING--0.6%
                             ----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

PACIFIC
BASIN/ASIA                                                SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                             ELECTRICAL                   62,000    Matsushita Electric Works Ltd. ........  $   578,870
                             EQUIPMENT--0.9%
                             ----------------------------------------------------------------------------------------
                             FOOD & STAPLES               18,700    Seven & I Holdings Co. Ltd. ...........      800,093
                             RETAILING--1.3%
                             ----------------------------------------------------------------------------------------
                             HOUSEHOLD DURABLES--1.6%     35,500    Matsushita Electric Industrial Co.,
                                                                      Ltd. ................................      684,254
                                                          27,000    Sekisui House Ltd. ....................      339,473
                                                                                                             -----------
                                                                                                               1,023,727
                             ----------------------------------------------------------------------------------------
                             MEDIA--0.8%                     100    Cyber Communications, Inc.(b)..........      516,818
                             ----------------------------------------------------------------------------------------
                             MULTILINE RETAIL--0.4%       17,000    Daimaru, Inc. .........................      245,141
                             ----------------------------------------------------------------------------------------
                             OIL, GAS & CONSUMABLE            40    INPEX Corp. ...........................      355,842
                             FUELS--1.0%
                                                          38,000    Nippon Oil Corp. ......................      294,586
                                                                                                             -----------
                                                                                                                 650,428
                             ----------------------------------------------------------------------------------------
                             REAL ESTATE--0.9%            16,000    Leopalace21 Corp. .....................      580,191
                             ----------------------------------------------------------------------------------------
                             SPECIALTY RETAIL--1.4%        4,200    Honeys Co. Ltd. .......................      341,608
                                                           4,600    Yamada Denki Co., Ltd..................      575,244
                                                                                                             -----------
                                                                                                                 916,852
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN JAPAN...........   10,103,233
------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA--5.3%            AUTO COMPONENTS--0.4%        15,800    Hankook Tire Co. Ltd. .................      222,733
                             ----------------------------------------------------------------------------------------
                             AUTOMOBILES--3.4%            22,400    Hyundai Motor Co.......................    2,156,126
                             ----------------------------------------------------------------------------------------
                             CHEMICALS--0.7%               7,900    LG Chem Ltd............................      445,467
                             ----------------------------------------------------------------------------------------
                             SEMICONDUCTORS &                800    Samsung Electronics Co., Ltd. .........      521,541
                             SEMICONDUCTOR
                             EQUIPMENT--0.8%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SOUTH KOREA.....    3,345,867
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN THE
                                                                    PACIFIC BASIN/ASIA--57.5%..............   36,490,558
------------------------------------------------------------------------------------------------------------------------
WESTERN
EUROPE
------------------------------------------------------------------------------------------------------------------------
FRANCE--2.9%                 CONSTRUCTION &                4,000    Vinci SA...............................      342,778
                             ENGINEERING--0.5%
                             ----------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &          14,300    LVMH Moet Hennessy Louis Vuitton SA....    1,265,912
                             LUXURY GOODS--2.0%
                             ----------------------------------------------------------------------------------------
                             TRANSPORTATION                3,700    Autoroutes du Sud de la France.........      218,217
                             INFRASTRUCTURE--0.4%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN FRANCE..........    1,826,907
------------------------------------------------------------------------------------------------------------------------
NORWAY--1.1%                 CONSTRUCTION &               11,600    Aker Kvaerner ASA(b)...................      710,090
                             ENGINEERING--1.1%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN NORWAY..........      710,090
------------------------------------------------------------------------------------------------------------------------
SPAIN--1.1%                  COMMERCIAL BANKS--0.7%       38,000    Banco Popular Espanol SA...............      461,676
                             ----------------------------------------------------------------------------------------
                             CONSTRUCTION &                3,500    Grupo Ferrovial SA.....................      241,513
                             ENGINEERING--0.4%
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SPAIN...........      703,189
------------------------------------------------------------------------------------------------------------------------
SWEDEN--2.1%                 COMMUNICATIONS              181,100    Telefonaktiebolaget LM Ericsson........      621,219
                             EQUIPMENT--1.0%
                             ----------------------------------------------------------------------------------------
                             MACHINERY--1.1%              51,100    SKF AB Class B.........................      715,911
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWEDEN..........    1,337,130
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

WESTERN
EUROPE                                                    SHARES
(CONCLUDED)                  INDUSTRY                       HELD                 COMMON STOCKS                  VALUE
------------------------------------------------------------------------------------------------------------------------
SWITZERLAND--2.5%            COMMERCIAL SERVICES &           300    SGS SA.................................  $   252,210
                             SUPPLIES--0.4%
                             ----------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT &       5,900    Alcon, Inc. ...........................      764,640
                             SUPPLIES--1.2%
                             ----------------------------------------------------------------------------------------
                             TEXTILES, APPAREL &          18,100    The Swatch Group Ltd. Registered
                             LUXURY GOODS--0.9%                       Shares...............................      545,905
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN SWITZERLAND.....    1,562,755
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS IN
                                                                    WESTERN EUROPE--9.7%...................    6,140,071
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL COMMON STOCKS
                                                                    (COST--$50,257,696)--96.5%.............   61,248,022
------------------------------------------------------------------------------------------------------------------------
PACIFIC
BASIN/ASIA                                                            RIGHTS
------------------------------------------------------------------------------------------------------------------------
INDIA--0.0%                  METALS & MINING              27,750    Hindalco Industries Ltd.(c)............       29,224
                             ----------------------------------------------------------------------------------------
                                                                    TOTAL RIGHTS (COST--$0)--0.0%..........       29,224
------------------------------------------------------------------------------------------------------------------------
                                                      BENEFICIAL
                                                        INTEREST             SHORT-TERM SECURITIES
------------------------------------------------------------------------------------------------------------------------
                                                      $1,531,359    Merrill Lynch Liquidity Series, LLC
                                                                      Cash Sweep Series I(a)...............    1,531,359
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL SHORT-TERM SECURITIES
                                                                    (COST--$1,531,359)--2.4%...............    1,531,359
------------------------------------------------------------------------------------------------------------------------
                                                                    TOTAL INVESTMENTS
                                                                    (COST--$51,789,055*)--98.9%............   62,808,605
                                                                    OTHER ASSETS LESS LIABILITIES--1.1%....      687,662
                                                                                                             -----------
                                                                    NET ASSETS--100.0%.....................  $63,496,267
                                                                                                             ===========
------------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $51,793,422
                                                               ===========
Gross unrealized appreciation...............................   $11,580,712
Gross unrealized depreciation...............................      (565,529)
                                                               -----------
Net unrealized appreciation.................................   $11,015,183
                                                               ===========

(a) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(3,645,101)   $52,712
--------------------------------------------------------------------------------------

(b)  Non-income producing security.

(c)  The rights may be exercised until 1/12/2006.

     - For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$50,257,696)........................................                  $ 61,277,246
Investments in affiliated securities, at value (identified
  cost--$1,531,359).........................................                     1,531,359
Foreign cash (cost--$742,215)...............................                       736,126
Receivables:
  Dividends.................................................  $     65,592
  Capital shares sold.......................................        65,281         130,873
                                                              ------------
Prepaid expenses............................................                           527
                                                                              ------------
Total assets................................................                    63,676,131
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Deferred foreign capital gain tax...........................                       110,815
Payables:
  Investment adviser........................................        35,935
  Capital shares redeemed...................................         5,262
  Other affiliates..........................................         1,870          43,067
                                                              ------------
Accrued expenses and other liabilities......................                        25,982
                                                                              ------------
Total liabilities...........................................                       179,864
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $ 63,496,267
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $    577,579
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            12
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            12
Paid-in capital in excess of par............................                   140,881,790
Undistributed investment income--net........................  $     28,009
Accumulated realized capital losses--net....................   (88,894,421)
Unrealized appreciation--net................................    10,903,286
                                                              ------------
Total accumulated losses--net...............................                   (77,963,126)
                                                                              ------------
NET ASSETS..................................................                  $ 63,496,267
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $63,493,689 and 5,775,786
  shares outstanding........................................                  $      10.99
                                                                              ============
Class II--Based on net assets of $1,289 and 117.2 shares
  outstanding...............................................                  $      11.00
                                                                              ============
Class III--Based on net assets of $1,289 and 117.2 shares
  outstanding...............................................                  $      11.00
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $75,767 foreign withholding tax)..........                 $ 1,655,054
Interest from affiliates....................................                      52,712
                                                                             -----------
Total income................................................                   1,707,766
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $   553,460
Custodian fees..............................................       60,404
Accounting services.........................................       51,553
Professional fees...........................................       35,331
Printing and shareholder reports............................        7,101
Pricing services............................................        5,618
Transfer agent fees--Class I................................        5,001
Directors' fees and expenses................................        4,999
Other.......................................................       11,396
                                                              -----------
Total expenses..............................................                     734,863
                                                                             -----------
Investment income--net......................................                     972,903
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET
Realized gain (loss) on:
  Investments (including $33,912 foreign capital gain
    tax)--net...............................................   13,171,432
  Foreign currency transactions--net........................     (179,209)    12,992,223
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments (including $80,624 deferred foreign capital
    gain tax)--net..........................................   (6,394,656)
  Foreign currency transactions--net........................      (11,217)    (6,405,873)
                                                              -----------    -----------
Total realized and unrealized gain--net.....................                   6,586,350
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 7,559,253
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE/DECREASE IN NET ASSETS:                                  2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $   972,903    $  1,592,821
Realized gain--net..........................................   12,992,223      13,296,598
Change in unrealized appreciation/depreciation--net.........   (6,405,873)     (1,625,193)
                                                              ------------   ------------
Net increase in net assets resulting from operations........    7,559,253      13,264,226
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................     (715,971)     (1,499,966)
  Class II..................................................          (15)            (17)
  Class III.................................................          (15)            (17)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................     (716,001)     (1,500,000)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (44,249,210)     (8,597,748)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (37,405,958)      3,166,478
Beginning of year...........................................  100,902,225      97,735,747
                                                              ------------   ------------
End of year*................................................  $63,496,267    $100,902,225
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $    28,009    $    (15,772)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                         --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                         FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE            --------------------------------------------------------
FINANCIAL STATEMENTS.                                      2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $   9.65    $   8.52    $   6.43    $   8.91    $  11.70
                                                         --------    --------    --------    --------    --------
Investment income--net*................................       .13         .14         .09         .02         .06
Realized and unrealized gain (loss)--net...............      1.34        1.14        2.08       (2.49)      (2.75)
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................      1.47        1.28        2.17       (2.47)      (2.69)
                                                         --------    --------    --------    --------    --------
Less dividends from investment income..................      (.13)       (.15)       (.08)       (.01)       (.10)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  10.99    $   9.65    $   8.52    $   6.43    $   8.91
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.....................    15.19%      15.10%      33.56%     (27.74%)    (23.03%)
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................     1.00%        .92%        .88%        .90%        .88%
                                                         ========    ========    ========    ========    ========
Investment income--net.................................     1.32%       1.66%       1.23%        .24%        .59%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $ 63,494    $100,900    $ 97,736    $ 81,176    $127,926
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................   116.65%      77.68%     131.50%     138.30%     155.91%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              -----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED        SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   9.65               $  8.76
                                                                  --------               -------
Investment income--net**....................................           .10                   .05
Realized and unrealized gain--net...........................          1.38                   .99
                                                                  --------               -------
Total from investment operations............................          1.48                  1.04
                                                                  --------               -------
Less dividends from investment income--net..................          (.13)                 (.15)
                                                                  --------               -------
Net asset value, end of period..............................      $  11.00               $  9.65
                                                                  ========               =======
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        15.29%                11.82%@
                                                                  ========               =======
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.00%                  .92%*
                                                                  ========               =======
Investment income--net......................................         1.24%                 2.09%*
                                                                  ========               =======
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1               $     1
                                                                  ========               =======
Portfolio turnover..........................................       116.65%                77.68%
                                                                  ========               =======
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                              ----------------------------------------
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE           FOR THE PERIOD
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE             YEAR ENDED       SEPTEMBER 30, 2004+
                   FINANCIAL STATEMENTS.                      DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   9.65              $   8.76
                                                                  --------              --------
Investment income--net**....................................           .10                   .05
Realized and unrealized gain--net...........................          1.38                   .99
                                                                  --------              --------
Total from investment operations............................          1.48                  1.04
                                                                  --------              --------
Less dividends from investment income--net..................          (.13)                 (.15)
                                                                  --------              --------
Net asset value, end of period..............................      $  11.00              $   9.65
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        15.29%                11.82%@
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................         1.00%                  .92%*
                                                                  ========              ========
Investment income--net......................................         1.24%                 2.09%*
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1              $      1
                                                                  ========              ========
Portfolio turnover..........................................       116.65%                77.68%
                                                                  ========              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

** Based on average shares outstanding.

***  Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Global Growth V.I. Fund (the "Fund") (formerly Merrill Lynch Global Growth V.I. Fund) is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation, and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the

--------------------------------------------------------------------------------

ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual Funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned security is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $213,121 has been reclassified between undistributed net investment income and accumulated realized capital losses as a result of permanent differences attributable to foreign currency transactions and foreign tax accruals on realized gains. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the funds. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2005, MLPF&S earned $29,464 in commissions on the execution of portfolio security transactions for the Fund.

  In addition, the Fund reimbursed MLIM $7,332 for certain accounting services for the year ended December 31, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

--------------------------------------------------------------------------------

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $84,203,342 and $125,790,669, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $44,249,210 and $8,597,748 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     607,648    $  6,153,438
Shares issued to shareholders in
 reinvestment of dividends...........      65,147         715,971
                                       ----------    ------------
Total issued.........................     672,795       6,869,409
Shares redeemed......................  (5,353,847)    (51,118,649)
                                       ----------    ------------
Net decrease.........................  (4,681,052)   $(44,249,240)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,387,848    $ 12,043,418
Shares issued to shareholders in
 reinvestment of dividends...........     155,276       1,499,966
                                       ----------    ------------
Total issued.........................   1,543,124      13,543,384
Shares redeemed......................  (2,561,728)    (22,143,166)
                                       ----------    ------------
Net decrease.........................  (1,018,604)   $ (8,599,782)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $15
                                                    --       ---
Net increase....................................    1        $15
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   114      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          17
                                                   ---      ------
Net increase....................................   116      $1,017
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    1        $15
                                                    --       ---
Net increase....................................    1        $15
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   114      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          17
                                                   ---      ------
Net increase....................................   116      $1,017
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-------------------------------------------------------------------
                                            12/31/2005   12/31/2004
-------------------------------------------------------------------
Distributions paid from:
 Ordinary income..........................   $716,001    $1,500,000
                                             --------    ----------
Total taxable distributions...............   $716,001    $1,500,000
                                             ========    ==========
-------------------------------------------------------------------

As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net................  $     49,512
 Undistributed long-term capital gains--net........            --
                                                     ------------
 Total undistributed earnings--net.................        49,512
 Capital loss carryforward.........................   (88,890,054)*
 Unrealized gains--net.............................    10,877,416**
                                                     ------------
 Total accumulated losses--net.....................  $(77,963,126)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $88,890,054 of which $41,065,386 expires in 2009, $41,396,526 expires in 2010 and $6,428,142 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, and the deferral of post-October currency losses for tax purposes.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Global Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Global Growth V.I. Fund (formerly, Merrill Lynch Global Growth V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Global Growth V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY GOVERNMENT BOND V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund outperformed its benchmark in what was a challenging environment for fixed income investments, particularly at the short end of the yield curve.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Government Bond V.I. Fund's Class I Shares provided a total return of +3.22%. The Fund outperformed its benchmark, the Citigroup Government/Mortgage Index, which returned +2.71% for the same period.

  The past 12 months represented a difficult period for fixed income investments. The Federal Reserve Board (the Fed) advanced its measured program of monetary tightening throughout the fiscal year, raising the federal funds rate (the short-term interest rate target) eight times to 4.25%.

  Yields rose all along the yield curve while bond prices correspondingly fell. The short end continued to suffer most, with the six-month Treasury yield increasing 178 basis points to 4.37% while the 10-year Treasury yield increased a much more modest 15 basis points to 4.39%. This illustrates the relative underperformance of shorter-term maturities, but also points to the continued flattening of the yield curve. The spread between the two-year and 10-year sectors, which stood at 116 basis points (1.16%) 12 months ago, narrowed to just two basis points at the end of December 2005.

  The flattening phenomenon had a particularly detrimental effect on mortgage-backed securities (MBS), which underperformed U.S. Treasury securities as investors demanded additional compensation in the form of wider spreads in exchange for accepting the duration extension and contraction risk associated with MBS. (As mortgage prepayments decline in a rising rate environment, the duration of MBS tends to increase. However, in the context of a flat yield curve, the investor is not rewarded with any yield pickup.) Further exacerbating the situation, the government-sponsored enterprises (GSEs) were net sellers of MBS during the period. In particular, Fannie Mae, in order to improve its balance sheet and meet its higher regulator-imposed capital surplus requirements, sold a large part of its mortgage portfolio. This added supply pressure to the market.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Amid the underlying conditions, the Fund was able to outperform its benchmark and many of its peers. We attribute the favorable results to two primary factors--our yield curve positioning and our emphasis on Government National Mortgage Association (GNMA or Ginnie Mae) project loans.

  Specifically, we positioned the Fund for a flattening yield curve by using a barbell strategy that emphasized longer-duration assets at one end (those with maturities of seven years-30 years) and shorter-duration assets at the other end (maturities of 0-one year). We strategically avoided the three-year to five-year sectors, which lagged most as the yield curve flattened.

  The GNMA project loan sector offered a compelling investment case, prompting us to commit 40% of net assets to these securities. GNMA project loans represent mortgages of hospitals, healthcare centers, nursing homes and low- to moderate-income multi-family dwellings. These securities are 100% guaranteed by the full faith and credit of the U.S. government. Unlike the residential mortgages in which the Fund invests, they offer prepayment protection through penalty provisions. That is, the project loans are less apt to prepay because there are penalties associated with the prepayment. As a result, the cash flow streams from these securities are more predictable, making for a generally more stable investment. In the first half of the fiscal year, yield spreads on these issues (versus Treasury securities with comparable maturities) narrowed by 10 basis points to 15 basis points, providing a boost to their total return. In the second half of the year, their yields remained stable while MBS and corporate yield spreads widened. Consequently, the GNMA project loan sector, supported by limited origination and strong demand, posted strong relative performance versus other high-quality spread sectors. Our emphasis on this sector paid off.

  Performance also benefited from our use of total return index swaps on the MBS and Treasury indexes, in conjunction with floating rate LIBOR (London Interbank Offer Rate) investments. This allowed us access to total returns above those offered by the indexes alone.

--------------------------------------------------------------------------------

  Offsetting the positives in the first half of the year was our use of 10-year interest rate swaps. Given our emphasis on longer-duration assets, we used the swaps to partially hedge the overall duration exposure of the Fund. Longer-duration assets are more sensitive to interest rate increases, and our goal was to protect the Fund's net asset value in the event of rising long-term interest rates. With the Fed on a rate-hiking campaign, conventional wisdom tells us that long-term yields should rise as well. However, long-term rates actually declined significantly in the first six months of the year, and our hedging strategy limited some of the price appreciation of the Fund's longer-term holdings.

  Hampering Fund performance somewhat in the second half of the fiscal year was our ample exposure to MBS. Yield spreads on MBS widened amid the rising interest rates and flattening yield curve. As a result, MBS generated negative excess returns versus Treasury securities of comparable maturity. Although we reduced our MBS allocation from 32% of net assets to 28%, a more aggressive reduction would have enhanced Fund results.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Given the significant tightening of spreads in the GNMA project loan sector, we took the opportunity to lock in gains, and decreased our exposure from 50% of net assets to 40%. At the same time, we increased the Fund's position in U.S. Treasury securities from 20% of net assets to 27%. Our goal was to move into more stable assets and avoid some of the volatility we were seeing in spread sectors.

  Also during the year, we established a position in hybrid adjustable rate mortgages (ARMs), which represented 4% of net assets at period-end. The interest rates on hybrid mortgage products are fixed for a certain period of time (in the case of those we added, five and seven years) and then shift to floating rate, where their rates adjust annually at a preset margin over an index (such as LIBOR). The term of the mortgage is typically 30 years. Hybrid ARMs are short-duration securities whose yield spreads widened significantly in 2005. Given their underperformance last year, these securities now represent compelling value, particularly relative to alternative MBS. We believe these securities could perform well in 2006 as the GSEs (that is, Fannie Mae and Freddie Mac) become active buyers of MBS once again.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Toward the close of the period, we began to gradually remove the Fund's yield curve flattening bias, transitioning out of our barbell posture and toward a more neutral curve strategy. We made this shift based on our belief that the Fed is near the end of its monetary tightening cycle. As such, there is little impetus for short rates to rise much further (and thus underperform on a price basis). With the yield curve flat or slightly inverted, the short end looks attractive relative to the long end on a yield basis and has less price sensitivity. In other words, investors will be compensated with similar or more attractive yields with less risk of price movements. Furthermore, if and when the curve re-steepens, investors would be rewarded with upside price return relative to the long end of the curve. We plan to continue this transition toward neutral into 2006 and ultimately expect to increase the Fund's duration exposure to the short to intermediate part of the curve as we await the conclusion of the Fed's rate-hiking campaign.

  At period-end, the Fund was invested 27% in U.S. Treasury securities, 1% in U.S. agency securities, 28% in MBS, 40% in GNMA project loans and 4% in hybrid ARMs. This compared to the benchmark's composition of 37% Treasury securities, 15% agency securities, 48% MBS, 0% GNMA project loans and 0% hybrid ARMs. The Fund's duration at December 31, 2005 stood at 4.35 years, up from 3.92 years on June 30, 2005. This compared to the benchmark duration of 4.29 years at period-end.

Theodore J. Magnani
Vice President and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                MERCURY GOVERNMENT BOND V.I.      CITIGROUP GOVERNMENT/MORTGAGE
                                                                   FUND+--CLASS I SHARES*                    INDEX++
                                                                ----------------------------      -----------------------------
12/95                                                                      10000                              10000
12/96                                                                      10285                              10369
12/97                                                                      11196                              11353
12/98                                                                      12174                              12347
12/99                                                                      11956                              12275
12/00                                                                      13329                              13789
12/01                                                                      14265                              14849
12/02                                                                      15657                              16363
12/03                                                                      15979                              16814
12/04                                                                      16638                              17509
12/05                                                                      17174                              17983

--------------------------------------------------------------------------------
[LINE GRAPH]

                                                  MERCURY GOVERNMENT           MERCURY GOVERNMENT               CITIGROUP
                                               BOND V.I. FUND+--CLASS II   BOND V.I. FUND+--CLASS III      GOVERNMENT/MORTGAGE
                                                        SHARES*                     SHARES*                      INDEX++
                                               -------------------------   --------------------------      -------------------
9/30/04**                                                10000                       10000                        10000
12/04                                                    10033                       10033                        10088
12/05                                                    10365                       10365                        10362

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of Operations.
+ The Fund invests in debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and mortgage securities issued by U.S. government agencies.
++ This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +3.22%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        +5.20
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         +5.56
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +3.32%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +2.91
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +3.31%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +2.91
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +0.27%         +3.22%          3.75%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +0.37          +3.32             --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +0.37          +3.31             --
--------------------------------------------------------------------------------------------------------
Citigroup Government/Mortgage Index**                            +0.09          +2.71             --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index is comprised of 30-year and 15-year GNMA, FNMA and FHLMC securities, and FNMA and FHLMC debentures and Treasury securities.

   Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,002.70             $3.03
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,003.70             $3.03
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,003.70             $3.03
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.18             $3.06
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,022.18             $3.06
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.18             $3.06
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class I, .60% for Class II and .60% for Class
    III), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .75% and .85%, the actual expenses paid would have been approximately $3.79 and $4.29, and the hypothetical expenses paid would have been approximately $3.82 and $4.33 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Collateralized Mortgage Obligations.........................         55.3%
Ginnie Mae MBS Certificates.................................         12.8
Fannie Mae Guaranteed Pass-Through Certificates.............         10.5
U.S. Treasury Bonds & Notes.................................          9.5
Freddie Mac Mortgage Participation Certificates.............          6.8
U.S. Treasury Inflation Indexed Bonds.......................          1.6
Freddie Mac Sovereign Agency Obligations....................          1.2
Other*......................................................          2.3
-------------------------------------------------------------------------------

* Includes portfolio holdings in repurchase agreements and options.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  U.S. GOVERNMENT & AGENCY OBLIGATIONS                 VALUE
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS+--46.0%
                                               Fannie Mae Trust(a):
                              $   861,220        Series 2002-W11 Class AV1, 4.718% due 11/25/2032.......  $    861,385
                                4,021,977        Series 2003-27 Class FP, 4.679% due 6/25/2028..........     4,039,208
                                5,904,323        Series 2003-33 Class LF, 4.729% due 7/25/2017..........     5,927,270
                                5,522,812        Series 2003-34 Class FS, 4.779% due 1/25/2032..........     5,547,639
                                4,960,978        Series 2003-41 Class YF, 4.679% due 6/25/2028..........     4,971,829
                                6,792,346        Series 2003-65 Class NF, 4.729% due 9/25/2031..........     6,817,522
                                               Freddie Mac Multiclass Certificates(a):
                                9,848,839        Series 2564 Class OF, 4.669% due 2/15/2026.............     9,861,407
                                9,384,809        Series 2594 Class DF, 4.669% due 12/15/2027............     9,403,703
                                8,903,808        Series 2614 Class EF, 4.769% due 12/15/2017............     8,947,473
                                               Ginnie Mae Trust:
                                6,700,000        Series 2002-83 Class B, 4.695% due 12/16/2024..........     6,605,813
                               55,575,399        Series 2002-83 Class IO, 1.574% due 10/16/2042(b)......     2,762,670
                               53,049,607        Series 2002-94 Class XB, 2.349% due 11/16/2007(b)......       734,509
                                7,000,000        Series 2003-17 Class C, 4.825% due 7/16/2031...........     6,820,178
                               93,790,707        Series 2003-17 Class IO, 1.24% due 3/16/2043(b)........     5,153,677
                                6,217,292        Series 2003-49 Class C, 4.485% due 10/16/2033..........     5,873,245
                               13,250,000        Series 2003-108 Class C, 4.919% due 2/16/2034..........    13,115,703
                               42,121,773        Series 2003-109 Class IO, 1.098% due 11/16/2043(b).....     2,132,945
                               28,248,031        Series 2004-9 Class IO, 1.383% due 3/16/2034(b)........     1,495,951
                               44,104,019        Series 2004-43 Class IO, 1.121% due 6/16/2044(b).......     2,217,109
                                3,480,642        Series 2004-43 Class Z, 4.50% due 6/16/2044............     2,979,429
                                3,547,415        Series 2004-45 Class Z, 5.746% due 6/16/2045...........     3,868,358
                               64,965,822        Series 2004-57 Class IO, 1.13% due 7/16/2044(a)(b).....     3,388,617
                                6,227,272        Series 2004-77 Class AB, 4.368% due 11/16/2030.........     6,045,276
                               62,947,861        Series 2004-77 Class IO, 1.065% due 9/16/2044(b).......     3,263,217
                                3,200,000        Series 2005-9 Class C, 4.917% due 2/16/2032............     3,128,284
                                2,651,020        Series 2005-12 Class A, 4.044% due 5/16/2021...........     2,592,081
                                1,978,075        Series 2005-50 Class A, 4.015% due 11/16/2010..........     1,929,123
                                7,000,000        Series 2005-90 Class A, 3.76% due 9/16/2028............     6,758,500
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                               (COST--$135,006,438).....................................   137,242,121
----------------------------------------------------------------------------------------------------------------------
FANNIE MAE GUARANTEED
PASS-THROUGH
CERTIFICATES+--10.8%
                                               Fannie Mae Guaranteed Pass Through Certificates:

                                1,181,132        4.50% due 9/01/2018....................................     1,151,977
                                5,912,525        4.50% due 8/01/2035....................................     5,568,244
                                4,930,493        5% due 8/01/2035.......................................     4,777,442
                                5,991,949        5.121% due 11/01/2035(a)...............................     5,991,125
                                3,443,774        5.168% due 11/01/2035(a)...............................     3,444,526
                                2,713,612        5.299% due 9/01/2035(a)................................     2,709,149
                                5,153,813        6.50% due 7/01/2032-5/01/2034..........................     5,297,141
                                1,602,054        7% due 10/01/2028-2/01/2030............................     1,673,589
                                  700,704        7.50% due 5/01/2032....................................       733,995
                                  480,533        8% due 4/01/2008.......................................       492,524
                                  369,843        8% due 2/01/2030-11/01/2032............................       395,070
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FANNIE MAE GUARANTEED PASS-THROUGH CERTIFICATES
                                               (COST--$32,585,766)......................................    32,234,782
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE
PARTICIPATION
CERTIFICATES+--7.0%
                                               Freddie Mac Mortgage Participation Certificates:

                                3,762,253        5% due 8/01/2019.......................................     3,726,777
                                  828,556        5.50% due 11/01/2017...................................       834,019
                                7,501,077        5.50% due 3/01/2034-1/15/2036..........................     7,431,931
                                3,051,209        6% due 4/01/2016-5/01/2017.............................     3,114,656
                                3,521,572        6% due 6/01/2034-8/01/2034.............................     3,557,070
                                1,297,354        6.50% due 3/01/2016-5/01/2016..........................     1,333,306
                                  481,868        7% due 7/01/2029-3/01/2031.............................       502,036

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                  U.S. GOVERNMENT & AGENCY OBLIGATIONS                 VALUE
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC MORTGAGE
PARTICIPATION CERTIFICATES
(CONCLUDED)
                                               Freddie Mac Mortgage Participation Certificates
                                               (concluded):
                              $    24,641        7.50% due 8/01/2029-9/01/2031..........................  $     25,873
                                  451,591        8% due 12/01/2029-7/01/2030............................       481,686
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC MORTGAGE PARTICIPATION CERTIFICATES
                                               (COST--$21,186,993)......................................    21,007,354
----------------------------------------------------------------------------------------------------------------------
FREDDIE MAC SOVEREIGN AGENCY    3,600,000      Federal Home Loan Bank System, 3.875% due 1/15/2010......     3,487,842
  OBLIGATIONS--1.2%
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL FREDDIE MAC SOVEREIGN AGENCY OBLIGATIONS
                                               (COST--$3,571,906).......................................     3,487,842
----------------------------------------------------------------------------------------------------------------------

GINNIE MAE MBS
CERTIFICATES--13.2%
                                               Ginnie Mae MBS Certificates:
                                2,778,000        4.55% due 11/15/2006...................................     2,645,637
                               15,000,000        5.13% due 4/01/2044-3/15/2046..........................    14,890,096
                               10,000,000        5.25% due 9/30/2045-12/15/2045.........................    10,043,800
                                6,275,000        5.47% due 12/15/2005-6/15/2006.........................     6,406,316
                                5,145,000        5.525% due 12/15/2035..................................     5,274,098
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL GINNIE MAE MBS CERTIFICATES
                                               (COST--$39,895,750)......................................    39,259,947
----------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BONDS &
NOTES--9.8%
                                               U.S. Treasury Bonds:
                                2,590,000        8.125% due 8/15/2019...................................     3,513,700
                                8,610,000        7.25% due 8/15/2022....................................    11,212,510
                                2,000,000        6.25% due 8/15/2023....................................     2,388,282
                                               U.S. Treasury Notes:
                                1,000,000        3.875% due 7/31/2007...................................       991,875
                                2,000,000        2.625% due 5/15/2008...................................     1,921,250
                                3,000,000        4.375% due 11/15/2008..................................     3,000,468
                                6,000,000        4.50% due 11/15/2010...................................     6,032,347
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY BONDS & NOTES
                                               (COST--$28,307,118)......................................    29,060,432
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY INFLATION         4,505,424      U.S. Treasury Inflation Indexed Bonds, 3.50% due
INDEXED BONDS--1.6%                            1/15/2011................................................     4,815,172
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY INFLATION INDEXED BONDS
                                               (COST--$4,531,613).......................................     4,815,172
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$265,085,584)--89.6%..............................   267,107,650
----------------------------------------------------------------------------------------------------------------------
                                               NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE           538,268      ACE Securities Corp. Series 2005-RM1 Class A2A, 4.509%
OBLIGATIONS+--10.8%                            due 3/25/2035(a).........................................       538,364
                                9,691,316      CS First Boston Mortgage Securities Corp. Series 2005-
                                               TFLA Class A1, 4.509% due 2/15/2020(a)(c)................     9,691,287
                                5,798,097      Countrywide Home Loan Mortgage Pass Through Trust Series
                                               2003-10 Class A6, 4.729% due 5/25/2033(a)................     5,805,395
                                  518,576      GS Mortgage Securities Corp. II Series 2003-FL6A Class
                                               A1, 4.27% due 11/15/2015(a)..............................       518,540
                                               Greenwich Capital Commercial Funding Corp. Class A2(a):
                                5,000,000        Series 2004-FL2A, 4.491% due 11/05/2019................     5,000,828
                                3,000,000        Series 2005-FL3A, 4.568% due 10/05/2007................     3,000,000
                                6,668,077      Residential Accredit Loans, Inc. Series 2005-QS12 Class
                                               A8, 4.729% due 8/25/2035(a)..............................     6,658,841

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                 FACE
                                AMOUNT                NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS               VALUE
----------------------------------------------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS (CONCLUDED)
                              $ 1,108,001      Washington Mutual Series 2002-AR19 Class A8, 4.556% due
                                               2/25/2033................................................  $  1,093,912
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL NON-U.S. GOVERNMENT & AGENCY OBLIGATIONS
                                               (COST--$32,337,226)--10.8%...............................    32,307,167
----------------------------------------------------------------------------------------------------------------------
                                                                REPURCHASE AGREEMENTS
----------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS--2.4%     7,100,000      Credit Suisse LLC, purchased on 12/30/2005 to yield 4.25%
                                               to 1/03/2006, repurchase price $7,103,307, collateralized
                                               by Federal Home Loan Mortgage Corporation, 4.831% due
                                               9/01/2034 and Fannie Mae, 4.637% due 5/01/2035...........     7,100,000
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (COST--$7,100,000)--2.4%.................................     7,100,000
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS
                                               (COST--$304,522,810)--102.8%.............................   306,514,817
----------------------------------------------------------------------------------------------------------------------
                               NUMBER OF
OPTIONS                        CONTRACTS                                ISSUE
----------------------------------------------------------------------------------------------------------------------
CALL OPTIONS WRITTEN--(0.0%)         20++      Consumer Price Index (CPI) Linked Floor at 1% expiring
                                               April 2009, Broker Morgan Stanley Capital Services,
                                               Inc......................................................       (31,200)
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL OPTIONS WRITTEN (PREMIUMS
                                               RECEIVED--$31,200)--(0.0%)...............................       (31,200)
----------------------------------------------------------------------------------------------------------------------
                                               TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN
                                               (COST--$304,491,610*)--102.8%............................   306,483,617
                                               LIABILITIES IN EXCESS OF OTHER ASSETS--(2.8%)............    (8,401,254)
                                                                                                          ------------
                                               NET ASSETS--100.0%.......................................  $298,082,363
                                                                                                          ============
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments, net of options written, as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $304,897,786
                                                               ============
Gross unrealized appreciation...............................   $  4,621,587
Gross unrealized depreciation...............................     (3,035,756)
                                                               ------------
Net unrealized appreciation.................................   $  1,585,831
                                                               ============

+ Mortgage-Backed Securities are subject to principal paydowns. As a result of prepayments or refinancing of the underlying mortgage instruments, the average life may be substantially less than the original maturity.

++   One contract represents a notional amount of $1,000,000.

(a)  Floating rate note.

(b) Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.

(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

- Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Money Market Series.....       --          $1,449
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

- Swaps outstanding as of December 31, 2005 were as follows:
  ------------------------------------------------------------------------------

                                                                              UNREALIZED
                                                               NOTIONAL      APPRECIATION
                                                                AMOUNT      (DEPRECIATION)
------------------------------------------------------------------------------------------
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.02%
Broker, UBS Warburg
Expires January 2006........................................  $35,000,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers MBS Fixed Rate
Index and pay a floating rate based on 1-month LIBOR minus
0.01%
Broker, UBS Warburg
Expires March 2006..........................................  $10,000,000            --
Receive (pay) a variable return based on the change in the
since inception return of the Lehman Brothers U.S. Treasury
Index and pay a floating rate based on 1-month LIBOR minus
0.12%
Broker, Lehman Brothers Special Finance
Expires May 2006............................................  $45,000,000            --
Pay a fixed rate of 3.25% and receive a floating rate based
on 3-month LIBOR
Broker, Lehman Brothers Special Finance
Expires May 2007............................................  $ 3,375,000     $  70,679
Receive a fixed rate of 4.17% and pay 3.50% on Treasury
Inflation Protected Securities (TIPS) adjusted principal
Broker, Morgan Stanley Capital Services, Inc.
Expires January 2011........................................  $ 4,725,000      (193,246)
Pay a fixed rate of 4.83% and receive a floating rate based
on 3-month LIBOR
Broker, JPMorgan Chase Bank
Expires May 2014............................................  $34,300,000       190,333
------------------------------------------------------------------------------------------
TOTAL.......................................................                  $  67,766
                                                                              =========
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$304,522,810).......................................                 $306,514,817
Cash........................................................                       47,094
Unrealized appreciation on swaps............................                      261,012
Receivables:
  Interest..................................................  $ 1,948,569
  Swaps.....................................................      581,184
  Capital shares sold.......................................      158,138
  Paydowns..................................................      103,468       2,791,359
                                                              -----------
Prepaid expenses............................................                        2,789
                                                                             ------------
Total assets................................................                  309,617,071
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Options written, at value (premiums received--$31,200)......                       31,200
Unrealized depreciation on swaps............................                      193,246
Payables:
  Securities purchased......................................   10,194,582
  Dividends to shareholders.................................      720,084
  Capital shares redeemed...................................      204,766
  Investment adviser........................................      118,648
  Swaps.....................................................       14,682
  Other affiliates..........................................        4,358      11,257,120
                                                              -----------
Accrued expenses............................................                       53,142
                                                                             ------------
Total liabilities...........................................                   11,534,708
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $298,082,363
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 300,000,000
  shares authorized.........................................                 $  2,839,158
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                           10
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                           10
Paid-in capital in excess of par............................                  296,072,600
Accumulated distributions in excess of investment
  income--net...............................................  $(1,043,174)
Accumulated realized capital losses--net....................   (1,846,014)
Unrealized appreciation--net................................    2,059,773
                                                              -----------
Total accumulated losses--net...............................                     (829,415)
                                                                             ------------
NET ASSETS..................................................                 $298,082,363
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $298,080,297 and 28,391,582
  shares outstanding........................................                 $      10.50
                                                                             ============
Class II--Based on net assets of $1,032.53 and 98.42 shares
  outstanding...............................................                 $      10.49
                                                                             ============
Class III--Based on net assets of $1,032.53 and 98.42 shares
  outstanding...............................................                 $      10.49
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................                 $13,016,160
Securities lending--net.....................................                       1,449
                                                                             -----------
Total income................................................                  13,017,609
                                                                             -----------
-----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 1,518,757
Accounting services.........................................      131,684
Custodian fees..............................................       38,959
Professional fees...........................................       37,961
Printing and shareholder reports............................       25,054
Directors' fees and expenses................................       17,592
Pricing services............................................       10,888
Transfer agent fees--Class I................................        5,001
Other.......................................................       19,265
                                                              -----------
Total expenses..............................................                   1,805,161
                                                                             -----------
Investment income--net......................................                  11,212,448
                                                                             -----------
-----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized loss on:
  Investments--net..........................................   (1,359,024)
  Swaps--net................................................   (1,708,226)    (3,067,250)
                                                              -----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................        8,043
  Swaps--net................................................    1,683,696      1,691,739
                                                              -----------    -----------
Total realized and unrealized loss--net.....................                  (1,375,511)
                                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 9,836,937
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSET VALUE:                           2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $11,212,448    $ 10,199,023
Realized gain (loss)--net...................................   (3,067,250)      4,088,309
Change in unrealized appreciation/depreciation--net.........    1,691,739          82,726
                                                              ------------   ------------
Net increase in net assets resulting from operations........    9,836,937      14,370,058
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................  (13,996,234)    (10,331,378)
  Class II..................................................          (49)             (7)
  Class III.................................................          (49)             (7)
Realized gain--net:
  Class I...................................................      (28,744)     (2,057,744)
  Class II..................................................           --              (4)
  Class III.................................................           --              (4)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................  (14,025,076)    (12,389,144)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (18,940,073)    (95,337,836)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (23,128,212)    (93,356,922)
Beginning of year...........................................  321,210,575     414,567,497
                                                              ------------   ------------
End of year*................................................  $298,082,363   $321,210,575
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $(1,043,174)   $  3,030,761
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                         --------------------------------------------------------
     THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR ENDED DECEMBER 31,
     BEEN DERIVED FROM INFORMATION PROVIDED IN THE       --------------------------------------------------------
                 FINANCIAL STATEMENTS.                     2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  10.65    $  10.59    $  11.06    $  10.67    $  10.54
                                                         --------    --------    --------    --------    --------
Investment income--net**...............................       .39         .30         .37         .48         .55
Realized and unrealized gain (loss)--net...............      (.05)        .14        (.15)        .50         .17
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................       .34         .44         .22         .98         .72
                                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................      (.49)       (.31)       (.39)       (.44)       (.55)
  Realized gain--net...................................        --+       (.07)       (.30)       (.15)       (.04)
                                                         --------    --------    --------    --------    --------
Total dividends and distributions......................      (.49)       (.38)       (.69)       (.59)       (.59)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  10.50    $  10.65    $  10.59    $  11.06    $  10.67
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................     3.22%       4.13%       2.07%       9.78%       7.04%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, excluding interest expense...................      .59%        .58%        .58%        .58%        .59%
                                                         ========    ========    ========    ========    ========
Expenses...............................................      .59%        .62%        .59%        .58%        .59%
                                                         ========    ========    ========    ========    ========
Investment income--net.................................     3.69%       2.84%       3.39%       4.40%       5.13%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $298,080    $321,209    $414,567    $585,789    $473,765
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................    60.62%     144.74%     212.80%     208.26%     155.31%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+  Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                           CLASS II
                                                              -----------------------------------
                                                                FOR THE         FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           YEAR ENDED     SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          DECEMBER 31,      TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                          2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.65            $  10.73
                                                                -------            --------
Investment income--net***...................................        .40                 .08
Realized and unrealized loss--net...........................       (.05)               (.05)
                                                                -------            --------
Total from investment operations............................        .35                 .03
                                                                -------            --------
Less dividends and distributions:
  Investment income--net....................................       (.51)               (.07)
  Realized gain--net........................................         --                (.04)
                                                                -------            --------
Total dividends and distributions...........................       (.51)               (.11)
                                                                -------            --------
Net asset value, end of period..............................    $ 10.49            $  10.65
                                                                =======            ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      3.32%                .33%+++
                                                                =======            ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .59%                .58%*
                                                                =======            ========
Investment income--net......................................      3.76%               2.93%*
                                                                =======            ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $      1
                                                                =======            ========
Portfolio turnover..........................................     60.62%             144.74%
                                                                =======            ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                           CLASS III
                                                              -----------------------------------
                                                                FOR THE         FOR THE PERIOD
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE           YEAR ENDED     SEPTEMBER 30, 2004+
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE          DECEMBER 31,      TO DECEMBER 31,
                   FINANCIAL STATEMENTS.                          2005               2004
-------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 10.65            $  10.73
                                                                -------            --------
Investment income--net***...................................        .40                 .08
Realized and unrealized loss--net...........................       (.05)               (.05)
                                                                -------            --------
Total from investment operations............................        .35                 .03
                                                                -------            --------
Less dividends and distributions:
  Investment income--net....................................       (.51)               (.07)
  Realized gain--net........................................         --                (.04)
                                                                -------            --------
Total dividends and distributions...........................       (.51)               (.11)
                                                                -------            --------
Net asset value, end of period..............................    $ 10.49            $  10.65
                                                                =======            ========
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      3.31%                .33%+++
                                                                =======            ========
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .59%                .58%*
                                                                =======            ========
Investment income--net......................................      3.76%               2.93%*
                                                                =======            ========
-------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $      1
                                                                =======            ========
Portfolio turnover..........................................     60.62%             144.74%
                                                                =======            ========
-------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

+++ Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Government Bond V.I. Fund (formerly Merrill Lynch Government Bond V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may

--------------------------------------------------------------------------------

occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Repurchase agreements--The Fund may invest in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks-to-market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

  (d) Reverse repurchase agreements--The Fund may enter into reverse repurchase agreements. Under reverse repurchase agreements, the Fund sells securities to the counterparty and agrees to repurchase them at a mutually agreed upon date and price, and may exchange their respective commitments to pay or receive interest. If the counterparty defaults on its obligation, the Fund's ability to receive interest will be delayed or limited. Furthermore, if the Fund does not have sufficient income to pay its obligation under the reverse repurchase agreement, the Fund would be in default and the counterparty would be able to terminate the repurchase agreement.

  (e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.

--------------------------------------------------------------------------------

Therefore, no federal income tax provision is required.

  (f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (g) Dividends and distributions--Effective December 2, 2005, dividends from net investment income are declared daily and paid monthly. Previously, dividends from net investment income were declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

  (h) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (j) Mortgage dollar rolls--The Fund may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

  (k) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,290,051 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to accounting for swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .50% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment

--------------------------------------------------------------------------------

of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $621 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $11,250 for certain accounting services.
  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales (including paydowns and payups) of investments, excluding short-term securities, for the year ended December 31, 2005 were $185,179,414 and $220,259,815, respectively.

  Transactions in options written for the year ended December 31, 2005 were as follows:

------------------------------------------------------------------
                                             Number of    Premiums
Call Options Written                         Contracts    Received
------------------------------------------------------------------
Outstanding call options written, beginning
 of year...................................     20        $31,200
                                                --        -------
Outstanding call options written, end of
 year......................................     20        $31,200
                                                ==        =======
------------------------------------------------------------------

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $18,940,073 and $95,337,836 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,722,808    $ 28,578,991
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,258,906      13,304,903
                                       ----------    ------------
Total issued.........................   3,981,714      41,883,894
Shares redeemed......................  (5,756,447)    (60,824,055)
                                       ----------    ------------
Net decrease.........................  (1,774,733)   $(18,940,161)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                      Shares          Amount
-----------------------------------------------------------------
Shares sold........................      723,572    $   7,740,343
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.....................    1,167,412       12,389,122
                                     -----------    -------------
Total issued.......................    1,890,984       20,129,465
Shares redeemed....................  (10,858,796)    (115,469,323)
                                     -----------    -------------
Net decrease.......................   (8,967,812)   $ (95,339,858)
                                     ===========    =============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    4        $44
                                                    --       ---
Net increase....................................    4        $44
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    93      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     1          11
                                                    --      ------
Net increase....................................    94      $1,011
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    4        $44
                                                    --       ---
Net increase....................................    4        $44
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    93      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     1          11
                                                    --      ------
Net increase....................................    94      $1,011
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

--------------------------------------------------------------------------------

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                       12/31/2005     12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $13,996,332    $11,560,737
 Net long-term capital gains.........       28,744        828,407
                                       -----------    -----------
Total taxable distributions..........  $14,025,076    $12,389,144
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................  $        --
Undistributed long-term capital gains--net..........           --
                                                      -----------
Total undistributed earnings--net...................           --
Capital loss carryforward...........................   (1,381,364)*
Unrealized gains--net...............................      551,949**
                                                      -----------
Total accumulated losses--net.......................  $  (829,415)
                                                      -----------
-----------------------------------------------------------------

* On December 31, 2005, the Fund had a net capital loss carryforward of $1,381,364, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Government Bond V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Government Bond V.I. Fund (formerly, Merrill Lynch Government Bond V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Government Bond V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY HIGH CURRENT INCOME V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  While an above-market position in airlines hindered the Fund's relative performance during the fiscal year, security selection in this sector had a positive effect on Fund returns.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury High Current Income V.I. Fund's Class I Shares had a total return of +1.51%. For the same period, the Fund's benchmark, the Credit Suisse High Yield Index, returned +2.26%, and its comparable Lipper category of High Current Yield Funds (Variable Products) had an average return of +2.51%. (Funds in this Lipper category seek high relative current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)
  High yield fixed income securities generally posted modest returns in 2005. Volatility was high, however, particularly in the first half of the year. Despite a healthy economy, factors that weighed heavily on the market included higher energy prices, sharply higher commodity and raw material costs, the downgrades of Ford Motor Co.'s and General Motors Corp.'s debt to junk status, several natural disasters, the bankruptcy of one of the market's largest issuers and heavy mutual fund outflows. Not surprisingly, new-issue volume was down 38% from 2004, but was still a fairly sizeable $81 billion. The default rate for the year was 2.6%, as calculated by Credit Suisse, a leading underwriter. The default of independent power producer Calpine Corp. in December brought the rate up for the year. This figure still is quite low by historical standards, but is likely to rise in 2006 as a result of a relatively large percentage of lower-tier bond issuance in recent years. In fact, Moody's Investors Service is projecting a default rate of 3.3% for 2006, compared to 1.8% for the 12 months ended December 2005.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  The sharp increases in the price of hydrocarbon, commodities and raw materials had a negative effect on the returns of many of the Fund's holdings in 2005. Both adverse sector allocation and security selection hindered Fund performance relative to the Credit Suisse High Yield Index.

  The Fund's overweight position in airlines had the largest negative impact on relative results, as the industry suffered from high fuel costs and the financial distress of several carriers. An underweight position in telecommunication services also hurt performance, as we did not have exposure to the distressed wireline carriers that rallied during the year. Additionally, an overweight exposure to packaging was detrimental, as many of plastic packaging company credits experienced severe margin compression amid the spike in resin costs. Security selection in the packaging sector also had a negative effect on performance.

  In contrast, our underweight position in the automotive sector enhanced Fund performance. Security selection was excellent in the airlines sector. Our focus on enhanced equipment trust certificates (secured airline debt) proved beneficial, as they held up well in the industry slump.

  At the individual security level, the prices of the subordinated bonds of three plastic packaging companies--Pliant Corp., Tekni-Plex, Inc. and Consolidated Container Corp.--fell precipitously during the year amid the sharp spike in resin prices. The value of a bond of Eagle-Picher, Inc., a diversified manufacturer, also declined significantly because of substantial deterioration in a division of the company that serves the automotive industry. The company filed for bankruptcy in April.

  On the positive side, enhanced equipment trust certificates issued by Continental Airlines and American Airlines were the top contributors for the fiscal year, as both carriers remained solvent. In addition, the securities' underlying collateral values increased during the latter part of the year.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  The Fund experienced significant redemptions during the year, so most of our activity was on the sell side. We pared our distressed packaging holdings (Tekni-Plex, Pliant and Consolidated Container), which suffered in the high resin price environment, and we also sold our entire position in Berry Plastics Corp. at a substantial premium. In addition, we liquidated a number of our lower-tier credits that were not trading at distressed levels, such as Great Lakes Dredge & Dock, Mail-Well, Inc., U.S. Can Corporation and Waste Services, Inc.

--------------------------------------------------------------------------------

  Our purchases in the new-issue market were limited. Among our larger purchase transactions were two tranches (several related securities that are offered at the same time but have different risks, rewards and/or maturities) of Sungard Data Systems, Inc., a provider of integrated software and processing solutions; a senior note of The Neiman Marcus Group, a luxury retailer; two tranches of Intelsat Bermuda, a provider of fixed satellite services; and a floating rate note of Builders FirstSource, a manufacturer and distributor of building products. Several of these notes were floating rate issues, thus reducing the Fund's exposure to interest rate risk. The net result of these transactions was an improvement in the Fund's overall credit quality, as the percentage of bonds in the CCC-rating category fell from 18% of net assets to 13%, which is in line with the Credit Suisse High Yield Index's weighting in the sector.

  The most significant change in the Fund's allocation in 2005 was in the automotive sector, where our position declined from a market weight to a considerable underweight as a result of the entrance of General Motors Corp.'s and Ford Motor Co.'s massive bond issues into the high yield index in the middle of the year. We did sell some of our automotive supplier names as we became increasingly concerned about the weakening industry fundamentals. However, we established a small position in General Motors Acceptance Corp. (GMAC) securities in the fourth quarter.

  In addition, our large overweight position in packaging declined somewhat as a result of several sales and tenders for two of our holdings. We increased the Fund's exposure to the services sectors by purchasing several new issues, including Carriage Services, an operator of funeral homes and cemeteries, and Dycom Industries, a provider of specialty contracting services. We also increased the Fund's weight in information technology with our purchases of Sungard Data securities.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At year-end, the Fund's largest overweights relative to the Credit Suisse High Yield Index were in manufacturing and services. We favored manufacturing and maintain an overweight position in the sector as Institute for Supply Management manufacturing data came in consistently above 50% throughout the year, indicating an expanding industrial economy. We also like the diversity of credits in this sector, many of which operate in market niches. The overweight in services reflects our fondness for the generally recession-resistant nature of this industry. This sector also includes a diversity of credits, such as funeral home operators, waste collection firms and equipment rental companies.

  Our most significant underweights at year-end were in the automotive, health care and U.S. cable sectors. We have been concerned about market share loss among the U.S. automotive manufacturers, which obviously bode poorly for credit protection measures for the "Big Three" companies (General Motors (GM), Ford and DaimlerChrysler) and their suppliers. We anticipate that this situation will persist into 2006. Our only exposure to General Motors and Ford issues is through GMAC. We are fairly confident that GM will be able to sell a controlling stake in GMAC, which should result in spread tightening (the bond's current yield declines while its price rises as a result of an improving credit rating) for our bond holding. The portfolio is underweight in health care because, although it is a defensive sector, it has a high percentage of government-sourced revenues. With the large federal budget deficit, this is clearly a risk. Securities in the sector also do not provide significant yields from a relative value perspective. Finally, our underweight position in U.S. cable stems from our concern about competition from the regional Bell operating companies and satellite television companies.

  At December 31, 2005, the Fund's average credit rating, as measured by Standard & Poor's, was B, comparable to the average rating for our benchmark. The Fund's cash position was approximately 6%. While we believe that gross domestic product growth is likely to slow but still remain healthy in 2006, it is our view that further Federal Reserve Board rate hikes and an increase in the default rate are probable. Standard & Poor's is projecting a U.S. default rate (on an issuer basis) of 2.9% by the end of the fourth quarter of 2006, up from 1.9% for the 12 months ended December 2005. Historically, in periods of rising interest rates and credit deterioration, the high yield market has not fared well. Accordingly, we intend to increase the Fund's exposure to some of the more defensive sectors and to gradually increase our holdings in higher-quality bonds. Nonetheless, we believe high yield securities will generate attractive total return relative to those of other fixed income securities in 2006.

Robert F. Murray, CFA
Vice President and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                                MERCURY HIGH CURRENT INCOME
                                                                V.I. FUND+--CLASS I SHARES*      CREDIT SUISSE HIGH YIELD INDEX++
                                                                ---------------------------      --------------------------------
12/95                                                                      10000                              10000
12/96                                                                      11122                              11242
12/97                                                                      12340                              12661
12/98                                                                      11963                              12735
12/99                                                                      12676                              13153
12/00                                                                      11779                              12467
12/01                                                                      12262                              13191
12/02                                                                      12096                              13600
12/03                                                                      15497                              17400
12/04                                                                      17303                              19479
12/05                                                                      17564                              19920

[LINE GRAPH]

                                                  MERCURY HIGH CURRENT        MERCURY HIGH CURRENT
                                                INCOME V.I. FUND+--CLASS    INCOME V.I. FUND+--CLASS    CREDIT SUISSE HIGH YIELD
                                                       II SHARES*                  III SHARES*                   INDEX++
                                                ------------------------    ------------------------    ------------------------
9/30/04**                                                 10000                       10000                       10000
12/04                                                     10469                       10469                       10456
12/05                                                     10642                       10642                       10692

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of Operations.
+ The Fund invests principally in fixed income securities with lower credit quality.
++ This unmanaged market-weighted Index is comprised of 1,637 high-yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/05                                       +1.51%
--------------------------------------------------------------------
Five Years Ended 12/31/05                                     + 8.32
--------------------------------------------------------------------
Ten Years Ended 12/31/05                                      + 5.79
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
One Year Ended 12/31/05                                        +1.66%
----------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                            +5.10
----------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                 RETURN
----------------------------------------------------------------------
One Year Ended 12/31/05                                        +1.66%
----------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                            +5.10
----------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                              6-MONTH         12-MONTH      STANDARDIZED
AS OF DECEMBER 31, 2005                                     TOTAL RETURN    TOTAL RETURN    30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                +1.84%          +1.51%           7.38%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                               +1.99           +1.66              --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                              +1.99           +1.66              --
--------------------------------------------------------------------------------------------------------
Credit Suisse First Boston High Yield Index**                  +1.48           +2.26              --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged market-weighted Index is comprised of 1,637 high yield debt securities rated BBB or lower.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                                DURING THE PERIOD*
                                                              BEGINNING          ENDING          JULY 1, 2005 TO
                                                            ACCOUNT VALUE     ACCOUNT VALUE        DECEMBER 31,
                                                            JULY 1, 2005    DECEMBER 31, 2005          2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,018.40             $3.09
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,019.90             $3.09
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.90             $3.09
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.44             $3.09
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,022.44             $3.09
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.44             $3.09
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.60% for Class I, .60% for Class II and .60% for Class
    III), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .75% and .85%, the actual expenses paid would have been approximately $3.86 and $4.37, and the hypothetical expenses paid would have been approximately $3.86 and $4.38 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
ASSET MIX                                                     TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Corporate Bonds.............................................        90.6%
Preferred Securities........................................         1.7
Other Interests.............................................         1.3
Warrants....................................................         0.0*
Other**.....................................................         6.4
-------------------------------------------------------------------------------

*   Amount is less than .01%.

**  Includes portfolio holdings in short-term investments.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY                         AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%     $   1,600,000      Armor Holdings, Inc., 8.25% due 8/15/2013...........  $  1,720,000
                                  1,000,000      DRS Technologies, Inc., 6.875% due 11/01/2013.......       956,250
                                    500,000      K&F Acquisition, Inc., 7.75% due 11/15/2014.........       505,000
                                    900,000      L-3 Communications Corp., 6.375% due
                                                   10/15/2015(e).....................................       897,750
                                    275,000      Standard Aero Holdings, Inc., 8.25% due 9/01/2014...       225,500
                                    400,000      Transdigm, Inc., 8.375% due 7/15/2011...............       421,000
                                  1,200,000      Vought Aircraft Industries, Inc., 8% due
                                                   7/15/2011.........................................     1,122,000
                                                                                                       ------------
                                                                                                          5,847,500
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.8%                    2,800,000      American Airlines, Inc. Class C, 7.80% due
                                                   4/01/2008.........................................     2,763,676
                                  1,786,616      Continental Airlines, Inc. Series 2001-1 Class C,
                                                   7.033% due 12/15/2012.............................     1,627,423
                                                                                                       ------------
                                                                                                          4,391,099
--------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--2.4%                    700,000      Advanced Accessory Systems LLC, 10.75% due
                                                   6/15/2011.........................................       563,500
                                  2,150,000      Asbury Automotive Group, Inc., 8% due 3/15/2014.....     2,053,250
                                  1,525,000      Autocam Corp., 10.875% due 6/15/2014................     1,059,875
                                    500,000      General Motors Acceptance Corp., 6.75% due
                                                   12/01/2014........................................       449,810
                                                 Metaldyne Corp.:
                                  1,205,000        11% due 6/15/2012.................................       929,356
                                  1,000,000        11% due 11/01/2013(e).............................       905,000
                                                                                                       ------------
                                                                                                          5,960,791
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--1.9%                  750,000      Emmis Communications Corp., 10.366% due
                                                   6/15/2012(f)......................................       752,812
                                    500,000      Entercom Radio LLC, 7.625% due 3/01/2014............       501,250
                                    750,000      LIN Television Corp., 6.50% due 5/15/2013(e)........       719,062
                                    750,000      Radio One, Inc., 6.375% due 2/15/2013...............       728,438
                                    972,000      Salem Communications Holding Corp. Series B, 9% due
                                                   7/01/2011.........................................     1,024,245
                                                 Sinclair Broadcast Group, Inc.:
                                    500,000        8% due 3/15/2012..................................       515,000
                                    500,000        Class A, 4.875% due 7/15/2018(j)..................       433,125
                                                                                                       ------------
                                                                                                          4,673,932
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.2%          375,000      New Skies Satellites NV, 9.125% due 11/01/2012......       400,781
--------------------------------------------------------------------------------------------------------------------
CABLE--U.S.--1.8%                 1,500,000      Charter Communications Holdings II LLC, 10.25% due
                                                   9/15/2010.........................................     1,492,500
                                                 Intelsat Bermuda Ltd. (e):
                                  1,500,000        8.695% due 1/15/2012(f)...........................     1,524,375
                                  1,300,000        8.25% due 1/15/2013...............................     1,313,000
                                                                                                       ------------
                                                                                                          4,329,875
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--4.2%                     860,000      BCP Caylux Holdings Luxembourg SCA, 9.625% due
                                                   6/15/2014.........................................       956,750
                                  1,400,000      Huntsman International, LLC, 9.875% due 3/01/2009...     1,477,000
                                    500,000      ISP Chemco, Inc. Series B, 10.25% due 7/01/2011.....       532,500
                                    250,000      Innophos, Inc., 9.625% due 8/15/2014(e).............       251,875
                                    675,000      Invista B.V., 9.25% due 5/01/2012(e)................       720,563
                                    500,000      Nalco Co., 7.75% due 11/15/2011.....................       513,750
                                  1,500,000      NewMarket Corp., 8.875% due 5/01/2010...............     1,571,250
                                  1,900,000      Omnova Solutions, Inc., 11.25% due 6/01/2010........     1,980,750
                                    917,000      Rockwood Specialties Group, Inc., 10.625% due
                                                   5/15/2011.........................................     1,005,261
                                    500,000      Tronox Worldwide LLC, 9.50% due 12/01/2012(e).......       510,000
                                    825,000      Westlake Chemical Corp., 8.75% due 7/15/2011........       882,750
                                                                                                       ------------
                                                                                                         10,402,449
--------------------------------------------------------------------------------------------------------------------
CONSUMER--DURABLES--0.2%            625,000      Simmons Bedding Co., 7.875% due 1/15/2014...........       578,125
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY                         AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
CONSUMER--NON-                $     250,000      American Achievement Corp., 8.25% due 4/01/2012.....  $    253,750
DURABLES--3.9%
                                  2,525,000      Chattem, Inc., 7% due 3/01/2014.....................     2,562,875
                                  1,075,000      Church & Dwight Co., Inc., 6% due 12/15/2012........     1,058,875
                                    775,000      Elizabeth Arden, Inc., 7.75% due 1/15/2014..........       782,750
                                    575,000      Hines Nurseries, Inc., 10.25% due 10/01/2011........       563,500
                                    300,000      North Atlantic Trading Co., 9.25% due 3/01/2012.....       198,000
                                  1,500,000      Playtex Products, Inc., 8% due 3/01/2011............     1,597,500
                                    800,000      Quiksilver, Inc., 6.875% due 4/15/2015(e)...........       770,000
                                  2,000,000      Solo Cup Co., 8.50% due 2/15/2014...................     1,750,000
                                                                                                       ------------
                                                                                                          9,537,250
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--6.0%           1,525,000      CanWest Media, Inc., 8% due 9/15/2012...............     1,557,406
                                                 Dex Media East LLC:
                                    400,000        9.875% due 11/15/2009.............................       432,500
                                    334,000        12.125% due 11/15/2012............................       390,780
                                                 Dex Media West LLC:
                                  2,800,000        8.50% due 8/15/2010...............................     2,933,000
                                  1,484,000        9.875% due 8/15/2013..............................     1,647,240
                                  2,100,000      Houghton Mifflin Co., 8.25% due 2/01/2011...........     2,168,250
                                    500,000      Lamar Media Corp., 7.25% due 1/01/2013..............       518,750
                                  2,000,000      Liberty Media Corp., 0.75% due 3/30/2023(j).........     2,140,000
                                    800,000      Nebraska Book Co., Inc., 8.625% due 3/15/2012.......       736,000
                                  1,350,000      WDAC Subsidiary Corp., 8.375% due 12/01/2014(e).....     1,307,813
                                    971,000      Yell Finance BV, 10.75% due 8/01/2011...............     1,048,680
                                                                                                       ------------
                                                                                                         14,880,419
--------------------------------------------------------------------------------------------------------------------
ENERGY--EXPLORATION &               500,000      Chaparral Energy, Inc., 8.50% due 12/01/2015(e).....       517,500
PRODUCTION--2.9%
                                    450,000      Encore Acquisition Co., 6.25% due 4/15/2014.........       427,500
                                  1,500,000      Plains Exploration & Production Co. Series B, 8.75%
                                                   due 7/01/2012.....................................     1,616,250
                                    750,000      Range Resources Corp., 6.375% due 3/15/2015.........       735,000
                                    600,000      Stone Energy Corp., 6.75% due 12/15/2014............       568,500
                                  2,000,000      Western Oil Sands, Inc., 8.375% due 5/01/2012.......     2,247,500
                                  1,000,000      Whiting Petroleum Corp., 7% due 2/01/2014(e)........     1,002,500
                                                                                                       ------------
                                                                                                          7,114,750
--------------------------------------------------------------------------------------------------------------------
ENERGY--OTHER--4.4%                 850,000      Aventine Renewable Energy Holdings, Inc., 10.491%
                                                   due 12/15/2011(e)(f)..............................       879,750
                                    629,000      Dresser-Rand Group, Inc., 7.375% due 11/01/2014(e)..       647,870
                                    100,000      Ferrellgas Escrow LLC, 6.75% due 5/01/2014..........        94,500
                                  1,200,000      Inergy LP, 6.875% due 12/15/2014(e).................     1,092,000
                                  1,500,000      North American Energy Partners, Inc., 8.75% due
                                                   12/01/2011........................................     1,413,750
                                  1,000,000      Pacific Energy Partners, LP, 7.125% due 6/15/2014...     1,030,000
                                  1,500,000      SESI LLC, 8.875% due 5/15/2011......................     1,571,250
                                    750,000      SemGroup LP, 8.75% due 11/15/2015(e)................       766,875
                                  1,750,000      Star Gas Partners LP, 10.25% due 2/15/2013..........     1,728,125
                                  1,750,000      Suburban Propane Partners, LP, 6.875% due
                                                   12/15/2013........................................     1,636,250
                                                                                                       ------------
                                                                                                         10,860,370
--------------------------------------------------------------------------------------------------------------------
FOOD & DRUG--0.1%                   250,000      Stripes Acquisition LLC, 10.625% due 12/15/2013(e)..       253,750
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY                         AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
FOOD & TOBACCO--2.2%          $     950,000      American Seafoods Group LLC, 10.125% due
                                                   4/15/2010.........................................  $  1,001,063
                                     89,780      Archibald Candy Corp., 10% due 11/01/2007(b)........         5,718
                                                 Del Monte Corp.(e):
                                    475,000        8.625% due 12/15/2012.............................       504,687
                                    325,000        6.75% due 2/15/2015...............................       316,875
                                  1,200,000      Doane Pet Care Co., 10.75% due 3/01/2010............     1,305,000
                                    151,000      Dole Food Co., Inc., 8.875% due 3/15/2011...........       154,775
                                  1,375,000      Merisant Co., 9.50% due 7/15/2013...................       838,750
                                  1,725,000      Merisant Worldwide, Inc., 12.25% due
                                                   5/15/2014(d)(e)...................................       271,688
                                  1,000,000      New World Pasta Co., 9.25% due 2/15/2009(b).........        60,000
                                  1,000,000      Smithfield Foods, Inc. Series B, 8% due
                                                   10/15/2009........................................     1,055,000
                                                                                                       ------------
                                                                                                          5,513,556
--------------------------------------------------------------------------------------------------------------------
GAMING--3.3%                      1,125,000      Boyd Gaming Corp., 8.75% due 4/15/2012..............     1,206,562
                                    460,750      Choctaw Resort Development Enterprise, 7.25% due
                                                   11/15/2019(e).....................................       468,237
                                    263,000      Global Cash Access LLC, 8.75% due 3/15/2012.........       279,766
                                  1,100,000      Herbst Gaming, Inc., 7% due 11/15/2014..............     1,094,500
                                    775,000      Majestic Star Casino LLC, 9.50% due 10/15/2010......       815,687
                                  1,000,000      Mohegan Tribal Gaming Authority, 6.125% due
                                                   2/15/2013.........................................       982,500
                                    625,000      Penn National Gaming, Inc., 6.75% due 3/01/2015.....       614,063
                                  1,600,000      Pinnacle Entertainment, Inc., 8.75% due
                                                   10/01/2013........................................     1,704,000
                                  1,000,000      Wynn Las Vegas LLC, 6.625% due 12/01/2014...........       972,500
                                                                                                       ------------
                                                                                                          8,137,815
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE--2.7%
                                                 Alpharma, Inc.:
                                    800,000        3% due 6/01/2006(j)...............................     1,048,000
                                    275,000        8.625% due 5/01/2011..............................       298,719
                                    425,000      Concentra Operating Corp., 9.125% due 6/01/2012.....       437,750
                                  1,500,000      DaVita, Inc., 7.25% due 3/15/2015...................     1,518,750
                                  1,350,000      Elan Finance Plc, 7.75% due 11/15/2011(e)...........     1,262,250
                                    350,000      Mylan Laboratories, Inc., 6.375% due 8/15/2015(e)...       350,437
                                    750,000      Select Medical Corp., 7.625% due 2/01/2015..........       721,875
                                    350,000      VWR International, Inc., 6.875% due 4/15/2012.......       347,375
                                    725,000      Vanguard Health Holding Co. II, LLC, 9% due
                                                   10/01/2014........................................       770,313
                                                                                                       ------------
                                                                                                          6,755,469
--------------------------------------------------------------------------------------------------------------------
HOUSING--3.3%                     1,500,000      Builders FirstSource, Inc., 8.59% due
                                                   2/15/2012(e)(f)...................................     1,526,250
                                    400,000      Building Materials Corp. of America, 8% due
                                                   12/01/2008........................................       404,500
                                    600,000      Compression Polymers Corp., 10.50% due
                                                   7/01/2013(e)......................................       582,000
                                  1,500,000      Forest City Enterprises, Inc., 7.625% due
                                                   6/01/2015.........................................     1,590,000
                                                 Goodman Global Holding Co., Inc.(e):
                                    425,000        7.491% due 6/15/2012(f)...........................       420,750
                                  1,000,000        7.875% due 12/15/2012.............................       930,000
                                    750,000      Kimball Hill, Inc., 10.50% due 12/15/2012(e)........       738,750
                                    425,000      MAAX Corp., 9.75% due 6/15/2012.....................       335,750
                                    500,000      Standard-Pacific Corp., 6.50% due 8/15/2010.........       476,875
                                    325,000      Texas Industries, Inc., 7.25% due 7/15/2013(e)......       337,188
                                    675,000      US Concrete, Inc., 8.375% due 4/01/2014.............       673,313
                                                                                                       ------------
                                                                                                          8,015,376
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY                         AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--4.1%  $     575,000      Activant Solutions, Inc., 10.53% due
                                                   4/01/2010(e)(f)...................................  $    592,969
                                  2,000,000      Advanced Micro Devices, Inc., 7.75% due 11/01/2012..     2,020,000
                                                 MagnaChip Semiconductor SA:
                                  1,175,000        7.741% due 12/15/2011(f)..........................     1,192,625
                                    250,000        8% due 12/15/2014.................................       238,750
                                                 Sungard Data Systems, Inc. (e):
                                  1,050,000        8.525% due 8/15/2013(f)...........................     1,086,750
                                  1,575,000        9.125% due 8/15/2013..............................     1,630,125
                                    675,000      Telcordia Technologies Inc., 10% due 3/15/2013(e)...       617,625
                                    900,000      Unisys Corp., 8% due 10/15/2012.....................       832,500
                                  1,875,000      Viasystems, Inc., 10.50% due 1/15/2011..............     1,804,688
                                                                                                       ------------
                                                                                                         10,016,032
--------------------------------------------------------------------------------------------------------------------
LEISURE--1.9%                       959,000      Felcor Lodging LP, 9% due 6/01/2011.................     1,050,105
                                  1,500,000      Host Marriott LP Series O, 6.375% due 3/15/2015.....     1,496,250
                                  2,500,000      True Temper Sports, Inc., 8.375% due 9/15/2011......     2,250,000
                                                                                                       ------------
                                                                                                          4,796,355
--------------------------------------------------------------------------------------------------------------------
MANUFACTURING--10.8%                500,000      Aearo Co., 8.25% due 4/15/2012......................       507,500
                                    475,000      Airgas, Inc., 9.125% due 10/01/2011.................       505,875
                                  1,175,000      Altra Industrial Motion, Inc., 9.50% due
                                                   12/01/2011(e).....................................     1,139,750
                                    750,000      CPI Holdco, Inc., 9.672% due 2/01/2015(e)(f)........       738,226
                                  2,500,000      Case New Holland, Inc., 9.25% due 8/01/2011.........     2,675,000
                                    500,000      Chart Industries, Inc., 9.125% due 10/15/2015(e)....       510,000
                                    652,000      Columbus McKinnon Corp., 10% due 8/01/2010..........       722,090
                                  1,750,000      Douglas Dynamics LLC, 7.75% due 1/15/2012(e)........     1,688,750
                                    325,000      ERICO International Corp., 8.875% due 3/01/2012.....       335,562
                                  3,150,000      EaglePicher Inc., 9.75% due 9/01/2013(b)............     2,394,000
                                  1,500,000      FastenTech, Inc., 11.50% due 5/01/2011..............     1,470,000
                                  1,000,000      Invensys Plc, 9.875% due 3/15/2011(e)...............       990,000
                                    750,000      Itron, Inc., 7.75% due 5/15/2012....................       765,000
                                  1,000,000      JLG Industries, Inc., 8.25% due 5/01/2008...........     1,047,500
                                    682,000      Medis Technologies Ltd., 6% due 7/15/2010(e)(j).....       644,490
                                  1,200,000      Mueller Group, Inc., 10% due 5/01/2012..............     1,275,000
                                          1      NSP Holdings LLC, 11.75% due 1/01/2012(a)...........             1
                                  1,250,000      Propex Fabrics, Inc., 10% due 12/01/2012............     1,115,625
                                  1,850,000      Sensus Metering Systems, Inc., 8.625% due
                                                   12/15/2013........................................     1,637,250
                                  1,500,000      Superior Essex Communications LLC, 9% due
                                                   4/15/2012.........................................     1,477,500
                                  1,250,000      Trimas Corp., 9.875% due 6/15/2012..................     1,031,250
                                  2,600,000      Trinity Industries, Inc., 6.50% due 3/15/2014.......     2,561,000
                                    500,000      Valmont Industries, Inc., 6.875% due 5/01/2014......       503,750
                                  1,000,000      Wolverine Tube, Inc., 10.50% due 4/01/2009..........       775,000
                                                                                                       ------------
                                                                                                         26,510,119
--------------------------------------------------------------------------------------------------------------------
METAL--OTHER--1.2%                  350,000      Aleris International, Inc., 9% due 11/15/2014.......       360,500
                                    900,000      Foundation PA Coal Co., 7.25% due 8/01/2014.........       930,375
                                    625,000      Gibraltar Industries, Inc., 8% due 12/01/2015(e)....       629,687
                                    750,000      Novelis, Inc., 7.25% due 2/15/2015..................       699,375
                                    250,000      Southern Peru Copper Corp., 6.375% due
                                                   7/27/2015(e)......................................       249,545
                                                                                                       ------------
                                                                                                          2,869,482
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY                         AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
PACKAGING--4.6%               $     570,000      Anchor Glass Container Corp., 11.491% due
                                                   9/15/2006.........................................  $    581,400
                                                 Consolidated Container Co. LLC:
                                    925,000        10.75% due 6/15/2009(d)...........................       777,000
                                  1,375,000        10.125% due 7/15/2009.............................       866,250
                                    300,000      Graham Packing Co., Inc., 8.50% due 10/15/2012......       295,500
                                                 Owens-Brockway:
                                  1,000,000        8.875% due 2/15/2009..............................     1,043,750
                                    500,000        8.25% due 5/15/2013...............................       516,250
                                  2,750,000      Owens-Illinois, Inc., 8.10% due 5/15/2007...........     2,811,875
                                                 Pliant Corp.:
                                  1,800,893        11.625% due 6/15/2009(a)(e).......................     1,898,018
                                  2,500,000        13% due 6/01/2010(b)..............................       487,500
                                                 Tekni-Plex, Inc.:
                                    875,000        12.75% due 6/15/2010..............................       476,875
                                  1,150,000        8.75% due 11/15/2013(e)...........................     1,012,000
                                    700,000      Wise Metals Group LLC, 10.25% due 5/15/2012.........       532,000
                                                                                                       ------------
                                                                                                         11,298,418
--------------------------------------------------------------------------------------------------------------------
PAPER--3.4%                         500,000      Abitibi-Consolidated, Inc., 8.375% due 4/01/2015....       478,750
                                    850,000      Ainsworth Lumber Co. Ltd., 7.25% due 10/01/2012.....       765,000
                                                 Boise Cascade LLC:
                                    250,000        7.025% due 10/15/2012(f)..........................       243,750
                                    325,000        7.125% due 10/15/2014.............................       303,062
                                    600,000      Bowater, Inc., 6.50% due 6/15/2013..................       537,000
                                    750,000      Cascades, Inc., 7.25% due 2/15/2013.................       682,500
                                  1,750,000      Domtar, Inc., 7.125% due 8/15/2015..................     1,491,875
                                    875,000      Graphic Packaging International Corp., 8.50% due
                                                   8/15/2011.........................................       877,187
                                    500,000      JSG Funding Plc, 9.625% due 10/01/2012..............       500,000
                                  1,200,000      Norampac, Inc., 6.75% due 6/01/2013.................     1,158,000
                                  1,525,000      Norske Skog Canada Ltd. Series D, 8.625% due
                                                   6/15/2011.........................................     1,456,375
                                                                                                       ------------
                                                                                                          8,493,499
--------------------------------------------------------------------------------------------------------------------
RETAIL--0.8%                      2,000,000      Neiman-Marcus Group, Inc., 9% due 10/15/2015(e)          2,045,000
--------------------------------------------------------------------------------------------------------------------
SERVICE--5.7%                       500,000      ALH Finance LLC, 8.50% due 1/15/2013................       471,250
                                    500,000      Ahern Rentals, Inc., 9.25% due 8/15/2013(e).........       526,250
                                                 Allied Waste North America, Inc.:
                                    900,000        7.875% due 4/15/2013..............................       929,250
                                    500,000        7.25% due 3/15/2015...............................       505,000
                                  1,000,000        Series B, 7.375% due 4/15/2014....................       972,500
                                    625,000      Buhrmann US, Inc., 8.25% due 7/01/2014..............       627,344
                                    475,000      Cardtronics, Inc., 9.25% due 8/15/2013(e)...........       472,625
                                    850,000      Carriage Services, Inc., 7.875% due 1/15/2015.......       864,875
                                    275,000      Corrections Corp. of America, 7.50% due 5/01/2011...       284,625
                                  1,000,000      Dycom Industries, Inc., 8.125% due 10/15/2015(e)....     1,000,000
                                    425,000      FTI Consulting, Inc., 7.625% due 6/15/2013(e).......       437,750
                                  2,000,000      The Geo Group, Inc., 8.25% due 7/15/2013............     1,955,000
                                    250,000      HydroChem Industrial Services, Inc., 9.25% due
                                                   2/15/2013(e)......................................       240,000
                                    925,000      MSW Energy Holdings II LLC, 7.375% due 9/01/2010....       950,437
                                    300,000      Mac-Gray Corp., 7.625% due 8/15/2015(e).............       302,250
                                                 United Rentals North America, Inc.:
                                    500,000        6.50% due 2/15/2012...............................       486,875
                                  3,250,000        7% due 2/15/2014..................................     3,038,750
                                                                                                       ------------
                                                                                                         14,064,781
--------------------------------------------------------------------------------------------------------------------
STEEL--1.0%                       1,250,000      Ucar Finance, Inc., 10.25% due 2/15/2012............     1,320,313
                                  1,060,000      United States Steel Corp., 9.75% due 5/15/2010......     1,152,750
                                                                                                       ------------
                                                                                                          2,473,063
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                  FACE
INDUSTRY                         AMOUNT                            CORPORATE BONDS                         VALUE
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--1.3%      $   1,000,000      Cincinnati Bell, Inc., 7% due 2/15/2015.............  $    980,000
                                    316,000      Inmarsat Finance Plc, 7.625% due 6/30/2012..........       325,875
                                    500,000      Qwest Communications International, Inc., 7.50% due
                                                   2/15/2014.........................................       513,750
                                    750,000      Qwest Corp., 7.741% due 6/15/2013(e)(f).............       809,062
                                    489,000      Tele Norte Leste Participacoes SA Series B, 8% due
                                                   12/18/2013........................................       518,340
                                                                                                       ------------
                                                                                                          3,147,027
--------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.6%                550,000      OMI Corp., 7.625% due 12/01/2013....................       557,563
                                  1,500,000      Overseas Shipholding Group, 8.25% due 3/15/2013.....     1,586,250
                                    925,000      Progress Rail Services Corp., 7.75% due
                                                   4/01/2012(e)......................................       946,969
                                  1,000,000      Titan Petrochemicals Group Ltd., 8.50% due
                                                   3/18/2012(e)......................................       960,000
                                                                                                       ------------
                                                                                                          4,050,782
--------------------------------------------------------------------------------------------------------------------
UTILITY--7.8%
                                                 The AES Corp.:
                                    674,000        9.375% due 9/15/2010..............................       736,345
                                  1,000,000        8.75% due 5/15/2013(e)............................     1,088,750
                                  1,483,811      AES Eastern Energy LP Series 1999-A, 9% due
                                                   1/02/2017.........................................     1,676,706
                                    500,000      AES Gener SA, 7.50% due 3/25/2014...................       507,682
                                    500,000      Calpine Corp., 8.50% due 7/15/2010(b)(e)............       410,000
                                    400,000      Colorado Interstate Gas Co., 5.95% due
                                                   3/15/2015(e)......................................       386,352
                                  2,275,000      ESI Tractebel Acquisition Corp. Series B, 7.99% due
                                                   12/30/2011........................................     2,387,722
                                    486,950      FPL Energy National Wind, 6.125% due 3/25/2019(e)...       476,466
                                    728,000      NRG Energy, Inc., 8% due 12/15/2013.................       811,720
                                  1,940,000      Nevada Power Co., 9% due 8/15/2013..................     2,136,441
                                    475,000      NorthWestern Corp., 5.875% due 11/01/2014...........       475,893
                                  1,150,000      Reliant Energy, Inc., 6.75% due 12/15/2014..........     1,003,375
                                  1,750,000      SEMCO Energy, Inc., 7.75% due 5/15/2013.............     1,834,921
                                    325,000      Southern Natural Gas Co., 8.875% due 3/15/2010......       347,332
                                  3,000,000      Southern Star Central Corp., 8.50% due 8/01/2010....     3,180,000
                                    744,964      Tenaska Alabama Partners LP, 7% due 6/30/2021(e)....       749,456
                                  1,000,000      Transcontinental Gas Pipe Line Corp. Series B, 7%
                                                   due 8/15/2011.....................................     1,043,750
                                                                                                       ------------
                                                                                                         19,252,911
--------------------------------------------------------------------------------------------------------------------
WIRELESS                          1,350,000      American Towers, Inc., 7.25% due 12/01/2011.........     1,404,000
COMMUNICATIONS--1.5%
                                    250,000      Digicel Ltd., 9.25% due 9/01/2012(e)................       256,875
                                                 Rogers Wireless Communications, Inc.:
                                    250,000        7.616% due 12/15/2010(f)..........................       258,125
                                  1,500,000        6.375% due 3/01/2014..............................     1,503,750
                                    315,000      SBA Telecommunications, Inc., 9.75% due
                                                   12/15/2011(d).....................................       292,163
                                                                                                       ------------
                                                                                                          3,714,913
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL CORPORATE BONDS
                                                 (COST--$225,098,630)--89.4%.........................   220,385,689
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                                                 PREFERRED SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                     SHARES
INDUSTRY                               HELD                        PREFERRED STOCKS                        VALUE
--------------------------------------------------------------------------------------------------------------------
BROADCASTING--0.4%                   24,000      Emmis Communications Corp. Class A, 6.25%(j)........  $  1,014,000
--------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.0%                 47      PTV, Inc. Series A, 10%(c)..........................            99
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED STOCKS
                                                 (COST--$1,006,957)--0.4%............................     1,014,099
--------------------------------------------------------------------------------------------------------------------
                                       FACE
                                     AMOUNT                        TRUST PREFERREDS
--------------------------------------------------------------------------------------------------------------------
STEEL--1.3%                   $   3,000,000      United States Steel LLC, 2.50% due 12/31/2031.......     3,104,841
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL TRUST PREFERREDS (COST--$2,810,000)--1.3%.....     3,104,841
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL PREFERRED SECURITIES
                                                 (COST--$3,816,957)--1.7%............................     4,118,940
--------------------------------------------------------------------------------------------------------------------
                                     SHARES
                                       HELD                          WARRANTS(G)
--------------------------------------------------------------------------------------------------------------------
CABLE--INTERNATIONAL--0.0%           22,461      NTL, Inc. (expires 1/13/2011).......................        13,050
--------------------------------------------------------------------------------------------------------------------
PACKAGING--0.0%                       4,000      Pliant Corp. (expires 6/01/2010)....................            40
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL WARRANTS
                                                 (COST--$22,461)--0.0%...............................        13,090
--------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST                       OTHER INTERESTS(H)
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.3%                $   7,560,480      US Airways Group, Inc. (Certificate of Beneficial
                                                   Interest).........................................     3,175,402
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL OTHER INTERESTS
                                                 (COST--$2,041,330)--1.3%............................     3,175,402
--------------------------------------------------------------------------------------------------------------------
                                                                SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                              $  15,687,557      Merrill Lynch Liquidity Series, LLC
                                                   Cash Sweep Series I(i)............................    15,687,557
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$15,687,557)--6.3%...........................    15,687,557
--------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$246,666,935*)--98.7%........................   243,380,678
                                                 OTHER ASSETS LESS LIABILITIES--1.3%.................     3,104,699
                                                                                                       ------------
                                                 NET ASSETS--100.0%                                    $246,485,377
                                                                                                       ============
--------------------------------------------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $246,718,604
                                                              ============
Gross unrealized appreciation...............................  $  7,858,705
Gross unrealized depreciation...............................   (11,196,631)
                                                              ------------
Net unrealized depreciation.................................  $ (3,337,926)
                                                              ============

(a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(b) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(c)  Non-income producing security.

(d) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.

(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(f)  Floating rate note.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(h) Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(i) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $ 6,986,834    $337,545
--------------------------------------------------------------------------------------

(j)  Convertible security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$230,979,378).......................................                   $ 227,693,121
Investments in affiliated securities, at value (identified
  cost--$15,687,557)........................................                      15,687,557
Cash........................................................                         290,837
Receivables:
  Interest..................................................  $   4,672,723
  Dividends.................................................         18,750
  Paydowns..................................................         16,768
  Capital shares sold.......................................            698        4,708,939
                                                              -------------
Prepaid expenses and other assets...........................                         183,563
                                                                               -------------
Total assets................................................                     248,564,017
                                                                               -------------
---------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Dividends to shareholders.................................      1,505,611
  Securities purchased......................................        292,990
  Investment adviser........................................         97,347
  Capital shares redeemed...................................         32,761
  Other affiliates..........................................          4,106        1,932,815
                                                              -------------
Accrued expenses and other liabilities......................                         145,825
                                                                               -------------
Total liabilities...........................................                       2,078,640
                                                                               -------------
---------------------------------------------------------------------------------------------
NET ASSETS..................................................                   $ 246,485,377
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                   $   3,262,583
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                              14
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                              14
Paid-in capital in excess of par............................                     448,980,048
Undistributed investment income--net........................  $     164,204
Accumulated realized capital losses--net....................   (202,635,229)
Unrealized depreciation--net................................     (3,286,257)
                                                              -------------
Total accumulated losses--net...............................                    (205,757,282)
                                                                               -------------
NET ASSETS..................................................                   $ 246,485,377
                                                                               =============
---------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $246,483,262 and 32,625,833
  shares outstanding........................................                   $        7.55
                                                                               =============
Class II--Based on net assets of $1,057.41 and 139.776
  shares outstanding........................................                   $        7.57
                                                                               =============
Class III--Based on net assets of $1,057.41 and 139.776
  shares outstanding........................................                   $        7.57
                                                                               =============
---------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest (including $337,545 from affiliates)...............                  $ 22,637,460
Other.......................................................                       908,029
                                                                              ------------
Total income................................................                    23,545,489
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  1,363,324
Accounting services.........................................       126,542
Professional fees...........................................        44,265
Custodian fees..............................................        30,635
Pricing services............................................        27,928
Printing and shareholder reports............................        27,858
Directors' fees and expenses................................        16,612
Transfer agent fees.........................................         5,001
Other.......................................................        15,301
                                                              ------------
Total expenses..............................................                     1,657,466
                                                                              ------------
Investment income--net......................................                    21,888,023
                                                                              ------------
-------------------------------------------------------------------------------------------
Realized gain (loss) on:
  Investments--net..........................................   (14,113,000)
  Futures contracts and swaps--net..........................        34,674     (14,078,326)
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................    (4,209,087)
  Future contracts and swaps--net...........................       (56,206)     (4,265,293)
                                                              ------------    ------------
Total realized and unrealized loss--net.....................                   (18,343,619)
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $  3,544,404
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 21,888,023   $ 25,179,271
Realized loss--net..........................................   (14,078,326)      (446,111)
Change in unrealized appreciation/depreciation--net.........    (4,265,293)    11,115,086
                                                              ------------   ------------
Net increase in net assets resulting from operations........     3,544,404     35,848,246
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (24,635,277)   (25,105,807)
  Class II..................................................           (92)           (19)
  Class III.................................................           (92)           (19)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (24,635,461)   (25,105,845)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (50,788,940)   (28,004,370)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (71,879,997)   (17,261,969)
Beginning of year...........................................   318,365,374    335,627,343
                                                              ------------   ------------
End of year*................................................  $246,485,377   $318,365,374
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $    164,204   $  2,898,279
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                  CLASS I
                                                        -----------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                          FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE           -----------------------------------------------------------
FINANCIAL STATEMENTS.                                       2005         2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year....................    $   8.12     $   7.86    $   6.69    $   7.53    $   8.06
                                                          --------     --------    --------    --------    --------
Investment income--net*...............................         .61          .62         .60         .68         .88
Realized and unrealized gain (loss)--net..............        (.50)         .25        1.20        (.80)       (.55)
                                                          --------     --------    --------    --------    --------
Total from investment operations......................         .11          .87        1.80        (.12)        .33
                                                          --------     --------    --------    --------    --------
Less dividends from investment income--net............        (.68)        (.61)       (.63)       (.72)       (.86)
                                                          --------     --------    --------    --------    --------
Net asset value, end of year..........................    $   7.55     $   8.12    $   7.86    $   6.69    $   7.53
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share....................       1.51%       11.68%      28.28%      (1.39%)      4.01%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................        .59%         .57%        .56%        .57%        .58%
                                                          ========     ========    ========    ========    ========
Investment income--net................................       7.78%        7.77%       8.15%       9.75%      10.82%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)................    $246,483     $318,363    $335,627    $274,534    $364,723
                                                          ========     ========    ========    ========    ========
Portfolio turnover....................................      24.29%       55.07%      78.45%      51.73%      32.01%
                                                          ========     ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              -----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR          FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED          SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
  Net asset value, beginning of period......................       $ 8.13                $  7.91
                                                                   ------                -------
  Investment income--net***.................................          .62                    .16
  Realized and unrealized gain (loss)--net..................         (.49)                   .21
                                                                   ------                -------
  Total from investment operations..........................          .13                    .37
                                                                   ------                -------
  Less dividends from investment income--net................         (.69)                  (.15)
                                                                   ------                -------
  Net asset value, end of period............................       $ 7.57                $  8.13
                                                                   ======                =======
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
  Based on net asset value per share........................        1.66%                  4.70%+
                                                                   ======                =======
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................................         .59%                   .57%*
                                                                   ======                =======
  Investment income--net....................................        7.90%                  7.75%*
                                                                   ======                =======
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
  Net assets, end of period (in thousands)..................       $    1                $     1
                                                                   ======                =======
  Portfolio turnover........................................       24.29%                 55.07%
                                                                   ======                =======
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.
+   Aggregate total investment return.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                              CLASS III
                                                              -----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED         SEPTEMBER 30, 2004++
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   8.13              $   7.91
                                                                  --------              --------
Investment income--net***...................................           .62                   .16
Realized and unrealized gain (loss)--net....................          (.49)                  .21
                                                                  --------              --------
Total from investment operations............................           .13                   .37
                                                                  --------              --------
Less dividends from investment income--net..................          (.69)                 (.15)
                                                                  --------              --------
Net asset value, end of period..............................      $   7.57              $   8.13
                                                                  ========              ========
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................         1.66%                 4.70%+
                                                                  ========              ========
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .59%                  .57%*
                                                                  ========              ========
Investment income--net......................................         7.90%                 7.75%*
                                                                  ========              ========
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1              $      1
                                                                  ========              ========
Portfolio turnover..........................................        24.29%                55.07%
                                                                  ========              ========
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Aggregate total investment return.

++  Commencement of operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, which are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury High Current Income V.I. Fund (formerly Merrill Lynch High Current Income V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. The Fund offers multiple classes of shares. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sales price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company.

  Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such

--------------------------------------------------------------------------------

exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

  (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

  (d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

  (e) Dividends and distributions--Effective December 2, 2005, dividends from net investment income are declared daily and paid monthly. Previously, dividends from net investment income were declared and paid monthly. Distributions from capital gains are recorded on the ex-dividend dates.

  (f) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in con-

--------------------------------------------------------------------------------

nection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (h) Reclassification-- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $13,363 has been reclassified between accumulated realized capital losses on investments and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the aggregate daily value of net assets of the Fund and the Company's Mercury Core Bond V.I. Fund at the following annual rates: .55% of such average daily net assets not exceeding $250 million; .50% of such average daily net assets in excess of $250 million but not more than $500 million; .45% of such average daily net assets in excess of $500 million but not more than $750 million; and .40% of such average daily net assets in excess of $750 million. For the year ended December 31, 2005, the aggregate average daily net assets of the Fund and the Company's Mercury Core Bond V.I. Fund was approximately $882,997,000.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% of the average daily value of the Fund's Class II net assets and .25% of the average daily value of the Fund's Class III net assets. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $11,761 for certain accounting services.

  In addition, for the year ended December 31, 2005, MLPF&S earned $2,000 in commissions on the execution of portfolio security transactions.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended December 31, 2005 were $64,227,592 and $122,240,289, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $50,788,940 and $28,004,370 for the years ended December 31, 2005 and December 31, 2004, respectively.

--------------------------------------------------------------------------------

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     286,843    $  2,219,265
Shares issued to shareholders in
 reinvestment of dividends...........   2,977,598      23,129,679
                                       ----------    ------------
Total issued.........................   3,264,441      25,348,944
Shares redeemed......................  (9,822,807)    (76,138,054)
                                       ----------    ------------
Net decrease.........................  (6,558,366)   $(50,789,110)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     556,733    $  4,396,577
Shares issued to shareholders in
 reinvestment of dividends...........   3,203,059      25,105,807
                                       ----------    ------------
Total issued.........................   3,759,792      29,502,384
Shares redeemed......................  (7,299,025)    (57,508,792)
                                       ----------    ------------
Net decrease.........................  (3,539,233)   $(28,006,408)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $85
                                                    --       ---
Net increase....................................    11       $85
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   127      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          19
                                                   ---      ------
Net increase....................................   129      $1,019
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    11       $85
                                                    --       ---
Net increase....................................    11       $85
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   127      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          19
                                                   ---      ------
Net increase....................................   129      $1,019
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement.

  Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                       12/31/2005     12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $24,635,461    $25,105,845
                                       -----------    -----------
Total taxable distributions..........  $24,635,461    $25,105,845
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..............    $     268,684
Undistributed long-term capital gains--net......               --
                                                    -------------
Total undistributed earnings--net...............          268,684
Capital loss carryforward.......................     (201,246,553)*
Unrealized losses--net..........................       (4,779,413)**
                                                    -------------
Total accumulated losses--net...................    $(205,757,282)
                                                    =============
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $201,246,553, of which $3,029,074 expires in 2006, $9,712,654 expires in
   2007, $23,145,308 expires in 2008, $35,064,410 expires in 2009, $63,839,053 expires in 2010, $44,871,728 expires in 2011, $8,918,857 expires in 2012 and
   $12,665,469 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, book/tax differences in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury High Current Income V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury High Current Income V.I. Fund (formerly, Merrill Lynch High Current Income V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury High Current Income V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY INDEX 500 V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  Amid a volatile investing environment, the Fund was able to meet its objective of closely replicating the returns of the S&P 500 Index during the year.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Merrill Lynch Index 500 V.I. Fund's Class I Shares had a total return of +4.49%. For the same period, the benchmark Standard & Poor's 500 (S&P 500) Index returned +4.91%.

  As the returns indicate, the Fund met its objective of closely tracking the performance of the S&P 500 Index, a market-weighted index composed of 500 common stocks issued by large-capitalization companies in a wide range of businesses. The stocks included in the Index collectively represent a substantial portion of all common stocks publicly traded in the United States. As the value of the S&P 500 Index fluctuated during the past 12 months, the Fund's performance generally tracked that of the index.

  The U.S. equity markets exhibited substantial volatility over the 12-month period, moving sideways for much of the year. The period got off to a rough start after a very strong fourth quarter of 2004. Economically sensitive and small-capitalization stocks fared the worst out of the gate. January 2005 was characterized by mixed economic data, higher interest rates, disappointing corporate earnings reports and climbing oil prices. In February, the market reversed course and performed well, even as productivity growth slowed and oil prices continued to climb. By March, however, stock prices resumed their downward slide, hurt by a combination of a worse-than-expected trade deficit, mixed economic news, continued-high oil prices and rising interest rates.

  In April, retail sales, payroll data, and consumer and business sentiment weakened. For most of the month, equity markets were dogged by continuing inflation concerns, particularly as the price of oil climbed above $57 per barrel. The month closed with the release of March data indicating a particularly large jump in the Consumer Price Index, worrying investors concerned about the prospect of higher interest rates. In May, despite concerns about a slowing economy--first-quarter growth was a slower-than-expected 3.1%--as well as about decelerating profit growth and continued high oil prices, first-quarter earnings reports remained strong, leading to a stock market rally. June, however, brought a slowdown in the equity market as further worries about a slower economy dampened markets.

  July was an impressive month for equity market performance. The market was able to overcome the drag provided by a strong dollar, higher energy prices and a major terrorist attack in London. That attack caused an immediate 4% drop in the S&P 500 Index. However, investors quickly shrugged off the event, and the losses were recovered only one day later. August brought a reversal of the July rally, as higher oil prices continued to lead to fears of economic weakness. In the aftermath of Hurricane Katrina, the cost per barrel of oil reached $70. Despite the August downturn in stock prices, the market turned slightly positive in September as improved profits in the energy sector provided a counterbalance to lagging earnings from retail, transportation, tourism and insurance companies.

  Stock prices slid again in October amid continued signs of a slower economy and renewed concerns about inflation. Despite economic growth of 4.1% for the third quarter of 2005, short-term interest rates rose, oil prices remained historically high and consumer confidence declined. In November, equities were resilient in the face of further interest rate increases, high energy prices and the strength of the U.S. dollar, which cut into the profits of domestic companies that do business internationally. Stock values rebounded as companies' strong productivity and high profit margins led to solid earnings growth, and as oil prices fell from around $70 per barrel to the mid-$50s. After nearly six weeks of stock market gains, equity performance was uninspiring in December, with thin trading volumes causing volatile movements in stock prices. Complicating investors' ability to anticipate the direction of the economy in 2006, the yield curve inverted at the end of December--meaning long-term bond yields fell below short-term bond yields, historically a harbinger of an economic downturn.

  The large cap S&P 500 Index's return lagged that of mid-cap and small-cap stocks during the 12-month reporting period. The S&P MidCap 400 Index returned +12.56% while the S&P SmallCap 600 Index returned +7.68%.

  As expected, interest rates moved considerably during the year as the yield curve flattened dramatically and even inverted at the close of 2005. The Federal Reserve Board (the Fed) continued its "measured" pace of monetary

--------------------------------------------------------------------------------

tightening by raising short-term interest rates 25 basis points (.25%) at each of its eight meetings during the year, bringing the federal funds rate to 4.25% at period end.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Throughout the period, as changes were made to the composition of the S&P 500 Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark.

  The S&P 500 Index made the transition to a "free-float" or "float-adjusted" methodology for calculating market capitalization. The transition occurred in two phases taking place in March and then September. With the change, only the shares of company stock that are readily available in the public market are used to calculate a company's market capitalization. Float adjustment excludes shares that are closely held by other publicly traded companies, control groups (majority shareholders retaining their majority) or government agencies. Accordingly, the number of shares used to make index calculations reflect only those shares that actually are available to investors, not all of a company's outstanding shares. The value of a float-adjusted index more accurately reflects the combined market value of companies available for public trading. To maintain a tight tracking to the benchmark, we adjusted the portfolio to be in line with the revised composition of the index.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  After several years of above-average growth, the economy and corporate earnings are likely to slow in 2006. Against this backdrop, the portfolio remains positioned to match the risk characteristics of its benchmark, whatever direction the market takes.

Vincent J. Costa, CFA
Vice President and Co-Portfolio Manager

Debra L. Jelilian
Vice President and Co-Portfolio Manager

Jeffrey L. Russo, CFA
Vice President and Co-Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               MERCURY INDEX 500 V.I. FUND+--
                                                                      CLASS I SHARES*             STANDARD & POOR'S 500 INDEX++
                                                               ------------------------------     -----------------------------
12/13/96**                                                                 10000                              10000
12/96                                                                      10167                              10174
12/97                                                                      13504                              13568
12/98                                                                      17323                              17446
12/99                                                                      20875                              21117
12/00                                                                      18917                              19194
12/01                                                                      16595                              16913
12/02                                                                      12877                              13175
12/03                                                                      16500                              16954
12/04                                                                      18235                              18799
12/05                                                                      19054                              19722

[LINE GRAPH]

                                                 MERCURY INDEX 500 V.I.      MERCURY INDEX 500 V.I.       STANDARD & POOR'S 500
                                                 FUND+--CLASS II SHARES*    FUND+--CLASS III SHARES*             INDEX++
                                                 -----------------------    ------------------------      ---------------------
9/30/04**                                                 10000                       10000                       10000
12/04                                                     10912                       10912                       10923
12/05                                                     11403                       11403                       11460

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund is required to invest at least 80% of its net assets in the common stocks of the S&P 500 Index and in derivative instruments linked to the S&P 500.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/05                                       +4.49%
--------------------------------------------------------------------
Five Years Ended 12/31/05                                     +0.14
--------------------------------------------------------------------
Inception (12/13/96) through 12/31/05                         +7.38
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/05                                       + 4.50%
--------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                          +11.06
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                RETURN
--------------------------------------------------------------------
One Year Ended 12/31/05                                       + 4.50%
--------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                          +11.06
--------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +5.59%         +4.49%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 -+5.53         +4.50
-----------------------------------------------------------------------------------------
Class III Shares*                                                +5.53          +4.50
-----------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +5.77          +4.91
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                                                                DURING THE PERIOD*
                                                              BEGINNING          ENDING          JULY 1, 2005 TO
                                                            ACCOUNT VALUE     ACCOUNT VALUE        DECEMBER 31,
                                                            JULY 1, 2005    DECEMBER 31, 2005          2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,055.90             $2.01
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,055.30             $2.01
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,055.30             $2.01
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,023.14             $1.98
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,023.14             $1.98
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,023.14             $1.98
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.39% for Class I, .39% for Class II and .39% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .54% and .64%, and the actual expenses paid would have been approximately $2.78 and $3.30, and the hypothetical expenses paid would have been approximately $2.74 and $3.24 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
S&P 500 INDEX SECTOR REPRESENTATION                           TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financials..................................................        20.2%
Information Technology......................................        14.4
Health Care.................................................        12.6
Industrials.................................................        10.8
Consumer Discretionary......................................        10.4
Consumer Staples............................................         9.1
Energy......................................................         8.8
Utilities...................................................         3.1
Materials...................................................         2.9
Telecommunication Services..................................         2.9
Other*......................................................         4.8
-------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

     For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------
  This summary schedule of investments is presented to help investors focus on the Fund's principal holdings, it includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represents all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-637-3863 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE                  28,128      Boeing Co. .............................  $  1,975,711        0.6%
                                     35,164      United Technologies Corp. ..............     1,966,019        0.6
                                                 Other Securities........................     4,686,917        1.3
                                                                                           ------------      -----
                                                                                              8,628,647        2.5
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS              38,100      United Parcel Service, Inc. Class B.....     2,863,215        0.9
                                                 Other Securities........................     1,104,394        0.3
                                                                                           ------------      -----
                                                                                              3,967,609        1.2
---------------------------------------------------------------------------------------------------------------------
AIRLINES                                         Other Securities........................       421,840        0.1
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS                                  Other Securities........................       628,517        0.2
---------------------------------------------------------------------------------------------------------------------
AUTOMOBILES                                      Other Securities........................     1,397,085        0.4
---------------------------------------------------------------------------------------------------------------------
BEVERAGES                            71,296      The Coca-Cola Co. ......................     2,873,942        0.9
                                     57,439      PepsiCo, Inc. ..........................     3,393,496        1.0
                                                 Other Securities........................     2,100,797        0.6
                                                                                           ------------      -----
                                                                                              8,368,235        2.5
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                        42,423      Amgen, Inc. (a).........................     3,345,478        1.0
                                                 Other Securities........................     2,583,738        0.7
                                                                                           ------------      -----
                                                                                              5,929,216        1.7
---------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS                                Other Securities........................       720,012        0.2
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS                      15,500      Goldman Sachs Group, Inc. ..............     1,979,505        0.6
                                     31,779      Merrill Lynch & Co., Inc. (b)...........     2,152,392        0.7
                                     37,563      Morgan Stanley..........................     2,131,325        0.6
                                                 Other Securities........................     6,200,336        1.8
                                                                                           ------------      -----
                                                                                             12,463,558        3.7
---------------------------------------------------------------------------------------------------------------------
CHEMICALS                                        Other Securities........................     6,035,589        1.8
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS                    138,112      Bank of America Corp. ..................     6,373,869        1.9
                                     62,804      U.S. Bancorp............................     1,877,212        0.6
                                     54,345      Wachovia Corp. .........................     2,872,677        0.8
                                     58,003      Wells Fargo & Co. ......................     3,644,328        1.1
                                                 Other Securities........................     7,330,665        2.1
                                                                                           ------------      -----
                                                                                             22,098,751        6.5
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES &                            Other Securities........................     2,815,935        0.8
SUPPLIES
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT            211,415      Cisco Systems, Inc. (a).................     3,619,425        1.1
                                     84,936      Motorola, Inc. .........................     1,918,704        0.5
                                     56,768      QUALCOMM, Inc. .........................     2,445,565        0.7
                                                 Other Securities........................     2,440,040        0.7
                                                                                           ------------      -----
                                                                                             10,423,734        3.0
---------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS              29,490      Apple Computer, Inc. (a)................     2,120,036        0.6
                                     81,176      Dell, Inc. (a)..........................     2,434,468        0.7
                                     99,143      Hewlett-Packard Co. ....................     2,838,464        0.9
                                     54,834      International Business Machines
                                                   Corp. ................................     4,507,355        1.3
                                                 Other Securities........................     2,424,682        0.7
                                                                                           ------------      -----
                                                                                             14,325,005        4.2
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING                       Other Securities........................       206,593        0.1
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS                           Other Securities........................  $    226,962        0.1%
---------------------------------------------------------------------------------------------------------------------
CONSUMER FINANCE                     42,678      American Express Co. ...................     2,196,210        0.7
                                                 Other Securities........................     2,785,249        0.8
                                                                                           ------------      -----
                                                                                              4,981,459        1.5
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING                           Other Securities........................       721,570        0.2
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS                                     Other Securities........................       252,013        0.1
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER                             Other Securities........................       609,012        0.2
SERVICES
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL               175,151      Citigroup, Inc. ........................     8,500,078        2.5
SERVICES
                                    121,768      JPMorgan Chase & Co. ...................     4,832,972        1.4
                                                 Other Securities........................     1,419,097        0.4
                                                                                           ------------      -----
                                                                                             14,752,147        4.3
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                         135,469      AT&T, Inc. .............................     3,317,636        1.0
TELECOMMUNICATION SERVICES
                                     96,118      Verizon Communications, Inc. ...........     2,895,074        0.8
                                                 Other Securities........................     2,322,031        0.7
                                                                                           ------------      -----
                                                                                              8,534,741        2.5
---------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES                               Other Securities........................     6,026,649        1.8
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT                             Other Securities........................     1,749,913        0.5
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                           Other Securities........................     1,300,409        0.4
INSTRUMENTS
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES          19,845      Schlumberger Ltd. ......................     1,927,942        0.6
                                                 Other Securities........................     4,606,221        1.3
                                                                                           ------------      -----
                                                                                              6,534,163        1.9
---------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING             86,716      Wal-Mart Stores, Inc. ..................     4,058,309        1.2
                                                 Other Securities........................     5,282,176        1.5
                                                                                           ------------      -----
                                                                                              9,340,485        2.7
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS                                    Other Securities........................     4,087,298        1.2
---------------------------------------------------------------------------------------------------------------------
GAS UTILITIES                                    Other Securities........................       102,087        0.0
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &              41,762      Medtronic, Inc. ........................     2,404,238        0.7
SUPPLIES
                                                 Other Securities........................     5,837,072        1.7
                                                                                           ------------      -----
                                                                                              8,241,310        2.4
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &              46,858      UnitedHealth Group, Inc. ...............     2,911,756        0.9
SERVICES
                                     22,204      WellPoint, Inc. (a).....................     1,771,657        0.5
                                                 Other Securities........................     7,670,430        2.2
                                                                                           ------------      -----
                                                                                             12,353,843        3.6
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS &                            Other Securities........................     5,948,566        1.7
LEISURE
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES                               Other Securities........................     2,884,878        0.8
---------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS                  116,284      Procter & Gamble Co.....................     6,730,518        2.0
                                                 Other Securities........................     2,226,608        0.6
                                                                                           ------------      -----
                                                                                              8,957,126        2.6
---------------------------------------------------------------------------------------------------------------------
IT SERVICES                                      Other Securities........................     4,047,083        1.2
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS                      Other Securities........................     2,499,212        0.7
& ENERGY TRADERS
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES             26,546      3M Co. .................................     2,057,315        0.6
                                    364,265      General Electric Co. (d)................    12,767,488        3.7
                                     70,363      Tyco International Ltd. ................     2,030,676        0.6
                                                 Other Securities........................       352,568        0.1
                                                                                           ------------      -----
                                                                                             17,208,047        5.0
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
INSURANCE                            89,207      American International Group, Inc. .....  $  6,086,594        1.8%
                                                 Other Securities........................    12,696,152        3.7
                                                                                           ------------      -----
                                                                                             18,782,746        5.5
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL                        Other Securities........................     2,215,645        0.6
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES                     Other Securities........................     1,718,435        0.5
---------------------------------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS                     Other Securities........................       714,465        0.2
---------------------------------------------------------------------------------------------------------------------
MACHINERY                                        Other Securities........................     5,412,926        1.6
---------------------------------------------------------------------------------------------------------------------
MEDIA                               161,248      Time Warner, Inc. ......................     2,812,165        0.8
                                                 Other Securities........................    10,240,090        3.0
                                                                                           ------------      -----
                                                                                             13,052,255        3.8
---------------------------------------------------------------------------------------------------------------------
METALS & MINING                                  Other Securities........................     3,305,445        1.0
---------------------------------------------------------------------------------------------------------------------
MULTI-UTILITIES                                  Other Securities........................     4,216,680        1.2
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL                                 Other Securities........................     4,494,890        1.3
---------------------------------------------------------------------------------------------------------------------
OFFICE ELECTRONICS                               Other Securities........................       460,347        0.1
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS          77,407      Chevron Corp. ..........................     4,394,395        1.3
                                     47,752      ConocoPhillips..........................     2,778,211        0.8
                                    214,546      Exxon Mobil Corp. (d)...................    12,051,049        3.5
                                                 Other Securities........................    10,287,412        3.0
                                                                                           ------------      -----
                                                                                             29,511,067        8.6
---------------------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS                          Other Securities........................     1,373,017        0.4
---------------------------------------------------------------------------------------------------------------------
PERSONAL PRODUCTS                                Other Securities........................       579,870        0.2
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS                      53,420      Abbott Laboratories.....................     2,106,351        0.6
                                     38,948      Eli Lilly & Co. ........................     2,204,067        0.7
                                    102,253      Johnson & Johnson.......................     6,145,405        1.8
                                     76,479      Merck & Co., Inc. ......................     2,432,797        0.7
                                    253,160      Pfizer, Inc. ...........................     5,903,691        1.7
                                     46,051      Wyeth...................................     2,121,570        0.6
                                                 Other Securities........................     3,901,378        1.2
                                                                                           ------------      -----
                                                                                             24,815,259        7.3
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE                                      Other Securities........................     2,949,156        0.9
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL                                      Other Securities........................     2,544,722        0.7
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS &                    208,488      Intel Corp. ............................     5,203,860        1.5
SEMICONDUCTOR EQUIPMENT
                                     55,771      Texas Instruments, Inc. ................     1,788,576        0.5
                                                 Other Securities........................     5,568,440        1.7
                                                                                           ------------      -----
                                                                                             12,560,876        3.7
---------------------------------------------------------------------------------------------------------------------
SOFTWARE                            317,986      Microsoft Corp. (d).....................     8,315,334        2.4
                                                 Other Securities........................     5,458,154        1.6
                                                                                           ------------      -----
                                                                                             13,773,488        4.0
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL                     73,559      Home Depot, Inc. .......................     2,977,668        0.8
                                                 Other Securities........................     5,732,910        1.7
                                                                                           ------------      -----
                                                                                              8,710,578        2.5
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                       Other Securities........................     1,584,119        0.5
GOODS
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE                       Other Securities........................     6,390,763        1.9
---------------------------------------------------------------------------------------------------------------------
TOBACCO                              71,789      Altria Group, Inc. (d)..................     5,364,074        1.6
                                                 Other Securities........................       552,729        0.1
                                                                                           ------------      -----
                                                                                              5,916,803        1.7
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Summary Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                     SHARES                                                                PERCENT OF
INDUSTRY                               HELD                   COMMON STOCKS                    VALUE       NET ASSETS
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                              Other Securities........................  $    200,573        0.1%
DISTRIBUTORS
---------------------------------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION          100,791      Sprint Nextel Corp. ....................     2,354,477        0.7
SERVICES
                                                 Other Securities........................       806,860        0.2
                                                                                           ------------      -----
                                                                                              3,161,337        0.9
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL COMMON STOCKS
                                                 (COST--$264,028,973)....................   388,234,761      113.5
---------------------------------------------------------------------------------------------------------------------
                                 BENEFICIAL
                                   INTEREST               SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                              $  19,371,834      Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I (b)....................    19,371,834        5.7
                                    360,750      Merrill Lynch Liquidity Series, LLC
                                                   Money Market Series (b)(c)............       360,750        0.1
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL SHORT-TERM SECURITIES
                                                 (COST--$19,732,584).....................    19,732,584        5.8
---------------------------------------------------------------------------------------------------------------------
                                                 TOTAL INVESTMENTS
                                                 (COST--$283,761,557*)...................   407,967,345      119.3
                                                 LIABILITIES IN EXCESS OF OTHER ASSETS...   (66,110,550)     (19.3)
                                                                                           ------------      -----
                                                 NET ASSETS..............................  $341,856,795      100.0%
                                                                                           ============      =====
---------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:
--------------------------------------------------------------------------------

Aggregate cost..............................................   $292,693,568
                                                               ============
Gross unrealized appreciation...............................   $137,474,939
Gross unrealized depreciation...............................    (22,201,162)
                                                               ------------
Net unrealized appreciation.................................   $115,273,777
                                                               ============
----------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

---------------------------------------------------------------------------------------
                                                                              DIVIDEND/
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
---------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc. ..................................          (700)   $ 23,784
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $12,085,850    $457,623
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $    50,350    $  9,005
---------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

- "Other Securities" represents issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

- Financial futures contracts purchased as of December 31, 2005 were as follows:

----------------------------------------------------------------------------------
NUMBER OF                                   EXPIRATION     FACE        UNREALIZED
CONTRACTS               ISSUE                  DATE        VALUE      DEPRECIATION
----------------------------------------------------------------------------------
   62      S&P 500 Financial Futures Index  March 2006  $19,681,469    $(232,069)
----------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments, in unaffiliated securities, at value (including securities loaned of $359,270) (identified
  cost--$262,951,897).......................................                  $386,082,369
Investments, in affiliated securities, at value (identified
  cost--$20,809,660)........................................                    21,884,976
Receivables:
  Dividends.................................................  $    511,915
  Securities sold...........................................        27,435
  Capital shares sold.......................................         9,966
  Securities lending........................................           342         549,658
                                                              ------------
Prepaid expenses............................................                         3,351
                                                                              ------------
Total assets................................................                   408,520,354
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                       360,750
Payables:
  Capital shares redeemed...................................    65,527,164
  Securities purchased......................................       514,876
  Investment adviser........................................        95,517
  Variation margin..........................................        85,434
  Other affiliates..........................................         5,156      66,228,147
                                                              ------------
Accrued expenses............................................                        74,662
                                                                              ------------
Total liabilities...........................................                    66,663,559
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $341,856,795
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  2,162,949
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                             7
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                             7
Paid-in capital in excess of par............................                   268,361,878
Undistributed investment income--net........................  $      1,591
Accumulated realized capital losses--net....................   (52,643,356)
Unrealized appreciation--net................................   123,973,719
                                                              ------------
Total accumulated earnings--net.............................                    71,331,954
                                                                              ------------
NET ASSETS..................................................                  $341,856,795
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $341,854,514 and 21,629,490
  shares outstanding........................................                  $      15.81
                                                                              ============
Class II--Based on net assets of $1,140.53 and 72.2 shares
  outstanding...............................................                  $      15.80
                                                                              ============
Class III--Based on net assets of $1,140.53 and 72.2 shares
  outstanding...............................................                  $      15.80
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (includes $23,784 from affiliates)................                $ 6,889,416
Interest from affiliates....................................                    457,623
Securities lending--net.....................................                      9,005
                                                                            -----------
Total income................................................                  7,356,044
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,155,016
Accounting services.........................................     151,840
Custodian fees..............................................      44,347
Professional fees...........................................      43,268
Printing and shareholder reports............................      33,761
Directors' fees and expenses................................      21,656
Transfer agent fees--Class I................................       5,001
Pricing services............................................       1,181
Other.......................................................      55,112
                                                              ----------
Total expenses..............................................                  1,511,182
                                                                            -----------
Investment income--net......................................                  5,844,862
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on:
  Investments (including $47,107 from affiliates)--net......   4,175,528
  Futures contracts--net....................................     432,731      4,608,259
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   6,662,159
  Futures contracts--net....................................    (334,829)     6,327,330
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 10,935,589
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $16,780,451
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 5,844,862    $  6,556,016
Realized gain (loss)--net...................................    4,608,259        (675,372)
Change in unrealized appreciation/depreciation--net.........    6,327,330      33,622,674
                                                              ------------   ------------
Net increase in net assets resulting from operations........   16,780,451      39,503,318
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment Income Net:
  Class I...................................................   (5,833,034)     (6,519,974)
  Class II..................................................          (16)            (18)
  Class III.................................................          (16)            (18)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (5,833,066)     (6,520,010)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (67,650,659)    (83,126,992)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................  (56,703,274)    (50,143,684)
Beginning of year...........................................  398,560,069     448,703,753
                                                              ------------   ------------
End of year*................................................  $341,856,795   $398,560,069
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed (accumulated distributions in excess of)
  investment income--net....................................  $     1,591    $    (10,205)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    CLASS I
                                                              ----------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ----------------------------------------------------
FINANCIAL STATEMENTS.                                           2005       2004       2003       2002       2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  15.35   $  14.12   $  11.15   $  14.58   $  16.79
                                                              --------   --------   --------   --------   --------
Investment income--net......................................       .24+       .23+       .18+       .15+       .15
Realized and unrealized gain (loss)--net....................       .45       1.25       2.96      (3.41)     (2.21)
                                                              --------   --------   --------   --------   --------
Total from investment operations............................       .69       1.48       3.14      (3.26)     (2.06)
                                                              --------   --------   --------   --------   --------
Less dividends from investment income--net..................      (.23)      (.25)      (.17)      (.17)      (.15)
                                                              --------   --------   --------   --------   --------
Net asset value, end of year................................  $  15.81   $  15.35   $  14.12   $  11.15   $  14.58
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................     4.49%     10.51%     28.14%    (22.40%)   (12.28%)
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      .39%       .39%       .38%       .40%       .40%
                                                              ========   ========   ========   ========   ========
Investment income--net......................................     1.52%      1.59%      1.41%      1.20%       .94%
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $341,855   $398,558   $448,704   $319,740   $482,374
                                                              ========   ========   ========   ========   ========
Portfolio turnover..........................................    10.02%      3.39%      2.30%      7.79%      3.46%
                                                              ========   ========   ========   ========   ========
------------------------------------------------------------------------------------------------------------------

*   Total investment returns exclude insurance-related fees and expenses.
+   Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                            CLASS II
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                  ------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                   FOR THE       FOR THE YEAR ENDED
FINANCIAL STATEMENTS.                                          YEAR ENDED     SEPTEMBER 30, 2004+
                                                              DECEMBER 31,      TO DECEMBER 31,
                                                                  2005               2004
--------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 15.34             $ 14.29
                                                                -------             -------
Investment income--net***...................................        .24                 .10
Realized and unrealized gain--net...........................        .45                1.20
                                                                -------             -------
Total from investment operations............................        .69                1.30
                                                                -------             -------
Less dividends from investment income--net..................       (.23)               (.25)
                                                                -------             -------
Net asset value, end of period..............................    $ 15.80             $ 15.34
                                                                =======             =======
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................      4.50%               9.12%++
                                                                =======             =======
--------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .39%                .39%*
                                                                =======             =======
Investment income--net......................................      1.53%               2.60%*
                                                                =======             =======
--------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1             $     1
                                                                =======             =======
Portfolio turnover..........................................     10.02%               3.39%
                                                                =======             =======
--------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                              CLASS III
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ----------------------------------
FINANCIAL STATEMENTS.                                         FOR THE YEAR   FOR THE YEAR ENDED
                                                                 ENDED       SEPTEMBER 30, 2004+
                                                              DECEMBER 31,     TO DECEMBER 31,
                                                                  2005              2004
                                                              ------------   -------------------
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................    $ 15.34            $ 14.29
                                                                -------            -------
Investment income--net***...................................        .24                .10
Realized and unrealized gain--net...........................        .45               1.20
                                                                -------            -------
Total from investment operations............................        .69               1.30
                                                                -------            -------
Less dividends from investments income--net.................       (.23)              (.25)
                                                                -------            -------
Net asset value, end of period..............................    $ 15.80            $ 15.34
                                                                =======            =======
------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share..........................      4.50%              9.12%++
                                                                =======            =======
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................       .39%               .39%*
                                                                =======            =======
Investment income--net......................................      1.53%              2.60%*
                                                                =======            =======
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................    $     1            $     1
                                                                =======            =======
Portfolio turnover..........................................     10.02%              3.39%
                                                                =======            =======
------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.
++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Index 500 V.I. Fund (formerly Merrill Lynch Index 500 V.I. Fund) (the "Fund") is classified as "non-diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected

--------------------------------------------------------------------------------

in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment techniques to provide liquidity or as a proxy for a direct investment in securities underlying the Fund's index. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of

--------------------------------------------------------------------------------

any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .30% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $3,863 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $5 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2005.

  In addition, for the year ended December 31, 2005, the Fund reimbursed MLIM $12,334 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $37,256,281 and $51,741,343 respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions were $67,650,659 and $83,126,992 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   5,238,578    $  81,534,758
Shares issued to shareholders in
 reinvestment of dividends..........     369,179        5,833,034
                                      ----------    -------------
Total issued........................   5,607,757       87,367,792
Shares redeemed.....................  (9,950,721)    (155,018,483)
                                      ----------    -------------
Net decrease........................  (4,342,964)   $ (67,650,691)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................   1,974,821    $  28,495,922
Shares issued to shareholders in
 reinvestment of dividends..........     424,201        6,519,974
                                      ----------    -------------
Total issued........................   2,399,022       35,015,896
Shares redeemed.....................  (8,207,196)    (118,144,924)
                                      ----------    -------------
Net decrease........................  (5,808,174)   $ (83,129,028)
                                      ==========    =============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends...........           1    $         16
                                       ----------    ------------
Net increase.........................           1    $         16
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Period
September 30, 2004+                                     Dollar
to December 31, 2004                     Shares         Amount
-----------------------------------------------------------------
Shares sold..........................          70    $      1,000
Shares issued to shareholders in
 reinvestment of dividends...........           1              18
                                       ----------    ------------
Net increase.........................          71    $      1,018
                                       ==========    ============
-----------------------------------------------------------------

+ Commencement of operations.

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares issued to shareholders in
 reinvestment of dividends.............          1    $        16
                                         ---------    -----------
Net increase...........................          1    $        16
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period
September 30, 2004+                                     Dollar
to December 31, 2004                       Shares       Amount
-----------------------------------------------------------------
Shares sold.............................        70    $     1,000
Shares issued to shareholders in
 reinvestment of dividends..............         1             18
                                          --------    -----------
Net increase............................        71    $     1,018
                                          ========    ===========
-----------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

------------------------------------------------------------------
                                         12/31/2005     12/31/2004
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $5,833,066     $6,520,010
                                         ----------     ----------
Total taxable distributions............  $5,833,066     $6,520,010
                                         ==========     ==========
------------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $      1,591
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................         1,591
Capital loss carryforward..........................   (43,943,414)*
Unrealized gains--net..............................   115,273,777**
                                                     ------------
Total accumulated earnings--net....................  $ 71,331,954
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $$43,943,414, of which $12,176,867 expires in 2009, $27,649,566 expires in
   2010, $1,879,475 expires in 2011 and $2,237,506 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized losses on certain futures contracts.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Index 500 V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the summary schedule of investments, of Mercury Index 500 V.I. Fund (formerly, Merrill Lynch Index 500 V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Index 500 V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY INTERNATIONAL VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
A Discussion With Your Fund's Portfolio Managers
--------------------------------------------------------------------------------

  The Fund provided positive total returns for the year as we continue to uncover attractive investment opportunities throughout Europe and Asia.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury International Value V.I. Fund's Class I Shares had a total return of +11.68%. For the same period, the benchmark Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index returned +13.54%, while the Lipper International Value Funds (Variable Products) category posted an average return of +10.97%. (Funds in this Lipper category invest at least 75% of their equity assets in companies strictly outside the United States. International value funds typically have a below-average price-to-cash flow ratio, price-to-book ratio and three-year sales-per-share growth value compared to the Standard & Poor's/Citigroup World ex-U.S. Broad Market Index.)

  International equity markets generally performed well in 2005. Despite negative news surrounding economic growth in Europe--for example, German and French unemployment remains high and Italy is facing a recession--European equity markets rallied during the past year. Many European companies operate in a global economic environment and have benefited from strong global economic growth. In addition, many European companies are in the midst of significant restructuring, which has been an ongoing theme in Europe for the past five years, and companies are becoming increasingly focused on cost cutting and corporate efficiency. Amid an environment in which bond yields are low, financing conditions are favorable, enabling many companies to re-leverage their balance sheets. Investors have pushed up the share prices of companies that have returned cash to shareholders by paying out increased dividends and/or buying back their own shares.

  The Japanese equity market also performed well during the period. After a slow start at the beginning of 2005, shares of Japanese companies rallied strongly in the third quarter, driven by improved corporate profitability and a recovery from all-time low valuations. The clear outcome of the September re-election of Prime Minister Koizumi, with an even stronger mandate for reform, was considered a roaring success by investors and led the way for the strongest bull market Japan has seen in approximately 20 years.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Poor stock selection in Japan detracted most from Fund performance in 2005. Most of the underperformance occurred in the fourth quarter, as activity across the Japanese market changed dramatically. Stocks with low valuations, which have significantly outperformed high-valuation shares recently and over the past 30 years, became unfashionable. The market was largely dominated by the stocks of relatively expensive and speculative companies. Consequently, the performance of the Fund's holdings in Japan lagged that of the international markets, as represented by the MSCI EAFE Index, in the fourth quarter.

  From a sector perspective, the Fund's relative performance was hindered by a significant underweight position in the strong-performing materials sector, which rose 28% as a result of high commodity prices. The portfolio's overweight position in telecommunication services also detracted from performance versus the benchmark as the sector lagged the broader market, returning -12% for the year.

  Fund results were further hindered by adverse stock selection within the retail sector, notably underperformance on the part of Kesa Electricals Plc, an electronics retailer, and Carrefour SA, a French hypermarket. These companies suffered due to a sluggish retail environment in Europe that led to increased competition and limited pricing power. Our positions in telecommunication services also detracted from results. Despite low valuations, the sector significantly underperformed the general market as a result of increasing competition and pressure on profit margins. The portfolio's holdings in Belgacom SA and NTT DoCoMo, Inc., telecommunications providers in Belgium and Japan, respectively, hindered relative returns. Finally, our positions in Royal Bank of Scotland; Enel SpA, an Italian multi-utility; and Takefuji Corp., a Japanese consumer finance company, also detracted from performance.

  Conversely, an overweight position and strong stock selection in the diversified financials sector enhanced the Fund's relative results for the year. The Fund's best-performing stocks were two Japanese financial companies, Mitsubishi UFJ Financial Group, Inc. (MUFG) and

--------------------------------------------------------------------------------

Sumitomo Mitsui Financial Group, Inc. These banks have benefited from an improving Japanese economy and domestic reflation. MUFG has also benefited from its successful merger with UFJ. Strong stock selection in the energy sector also had a positive effect on performance. Our holding in Statoil ASA, a Norwegian oil company, performed well during the year. We believe the company is well positioned to benefit from higher oil prices with its strong exploration and production outlook. High energy prices also provided a boost to RWE AG, a German electric utility, as its stock price rose approximately 38% over the period. Another strong performer in the portfolio was BAE Systems Plc, a UK defense contractor that gained roughly 53%. Earlier in the year, the company announced the acquisition of U.S. defense company United Defense Industries Inc. Investors saw this as a positive move, providing BAE Systems with exposure to the higher-growth U.S. defense market and diversifying the company's exposure away from the Middle East. Other positive contributors to Fund performance included two construction companies, Vinci SA and Hochtief AG; Swedish investment company Investor AB; and Japan Tobacco Inc.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Our main transactions were the result of "bottom-up" stock picking, based on our evaluation of companies' individual share price appreciation prospects. During the past year, we also began to take profits in holdings that have outperformed, mainly those in the materials and capital goods sectors, including Arcelor, Holcim Ltd., Volvo AB, Smiths Group Plc and Hochtief. We also reduced the Fund's weighting in the commercial services and supplies sector by selling Buhrmann NV, a Dutch office stationary company; Toppan Printing Co., Ltd. in Japan; and GlaxoSmithKline Plc and Novartis AG in the pharmaceutical sector.

  During the year, we added to the Fund's financial sector allocation predominately by purchasing shares of banks and insurance companies. Key purchases in insurance included Sompo Japan Insurance, Inc., Aviva Plc and Zurich Financial Services AG. We initiated positions in UniCredito Italiano SpA, Sumitomo Mitsui Financial Group, inc. and Credit Agricole SA in the banking sector. In addition, we established new positions in three Asian technology companies: Lite-On Technology Corp., Samsung Electronics Co., Ltd. and Canon, Inc.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At the end of the year, the Fund was overweight relative to the benchmark MSCI EAFE Index in financials, underweight in growth and cyclical stocks, and neutral in defensive sectors. Specifically, there were overweight positions in banks, insurance, diversified financials, energy, utilities and automobile manufacturers, and underweights in pharmaceutical companies, food, beverage & tobacco, media and materials stocks.

  Business confidence has risen strongly in Continental Europe, recently signaling that economic growth has picked up after the slowdown in the first half of the year. The corporate sector is now in good shape after years of restructuring (which is ongoing). Companies have been focused on cost cutting and corporate efficiency but are increasingly looking for suitable acquisition candidates now that they have regained balance sheet strength. Earnings growth is still strong and earnings revisions remain positive. Despite their strong performance, the valuations of European stocks remain attractive, and in the absence of a shock from an external source, we anticipate that European equities will continue to perform well.

  The Japanese economy has delivered a series of positive surprises to the market, with capital spending, corporate profitability and employment pointing to a sustained domestic recovery. Japanese government bond yields have risen in anticipation of a stronger economy. While corporate profits were robust in the first half, we are concerned that after three years of expansion, companies' operating profit margins began to decline. This most likely will reduce the pace of profit growth for companies through 2006. After the 40% rally in the Japanese market over the last six months of 2005, share prices on average are no longer deeply undervalued, though they remain inexpensive relative to bonds.

James A. Macmillan
Vice President and Senior Portfolio Manager

Rob Weatherston
Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[LINE GRAPH]

                                                              MERCURY INTERNATIONAL VALUE V.I.        MORGAN STANLEY CAPITAL
                                                                   FUND+--CLASS I SHARES*           INTERNATIONAL EAFE INDEX++
                                                              --------------------------------      --------------------------
6/10/98**                                                                  10000                              10000
12/98                                                                       9570                              10351
12/99                                                                      11644                              13142
12/00                                                                      11979                              11280
12/01                                                                      10433                               8861
12/02                                                                       9230                               7449
12/03                                                                      13128                              10323
12/04                                                                      16086                              12413
12/05                                                                      17965                              14093

[LINE GRAPH]

                                              MERCURY INTERNATIONAL         MERCURY INTERNATIONAL
                                            VALUE V.I. FUND+--CLASS II   VALUE V.I. FUND+--CLASS III     MORGAN STANLEY CAPITAL
                                                     SHARES*                       SHARES*             INTERNATIONAL EAFE INDEX++
                                            --------------------------   ---------------------------   --------------------------
9/30/04**                                            10000.00                      10000.00                     10000.00
12/04                                                11679.00                      11679.00                     11532.00
12/05                                                13051.00                      13051.00                     13093.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, shares of the Fund were designated Class I Shares.
**  Commencement of operations.
+ The Fund seeks current income and long-term growth of income, accompanied by growth of capital through investments in international stocks.
++ This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars). The starting date for the Index in the graph for Class I Shares is from 6/30/98.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +11.68%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        + 8.44
--------------------------------------------------------------------------
Inception (6/10/98) through 12/31/05                             + 8.06
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +11.75%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +23.70
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +11.75%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +23.70
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +12.61%        +11.68%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +12.67         +11.75
-----------------------------------------------------------------------------------------
Class III Shares*                                                +12.67         +11.75
-----------------------------------------------------------------------------------------
MSCI EAFE Index**                                                +14.88         +13.54
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower. In addition, the Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

** The unmanaged Index measures the total returns of developed foreign stock markets in Europe, Australasia and the Far East (in U.S. dollars).

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,126.10             $3.46
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,126.70             $3.47
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,126.70             $3.47
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,021.84             $3.29
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.84             $3.29
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,021.84             $3.29
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.65% for Class I, .65% for Class II and .65% for Class
   III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). For a portion of the period the advisory fee was waived. If, during the period the advisory fee was not waived, the annualized expense ratio would have been approximately .89% for Class I, 99% for Class II and 1.09% for Class III. The actual expenses paid would have been approximately $4.74, $5.28 and $5.81, and the hypothetical expenses paid would have been approximately $4.51, $5.01 and $5.52 for Class I, Class II and Class III, respectively. Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued and no waiver occurred, the actual expense ratios would have been approximately .80% and .90% the actual expenses paid would have been approximately $4.27 and $4.80, and the hypothetical expenses paid would have been approximately $4.05 and $4.56 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
GEOGRAPHIC ALLOCATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Japan.......................................................        21.8%
United Kingdom..............................................        20.5
Germany.....................................................        12.7
France......................................................        10.0
Italy.......................................................         8.3
Switzerland.................................................         4.2
Australia...................................................         4.1
Netherlands.................................................         3.6
Norway......................................................         2.9
Finland.....................................................         2.3
South Korea.................................................         2.2
Sweden......................................................         2.1
Spain.......................................................         1.7
Belgium.....................................................         1.4
Singapore...................................................         1.0
Other*......................................................         1.2
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments and other interests.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2005, Mercury International Value V.I. Fund of FAM Variable Series Funds, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 23, 2005. A description of the proposals and number of shares voted were as follows:
--------------------------------------------------------------------------------

                                                                SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                    FOR          AGAINST        ABSTAIN
----------------------------------------------------------------------------------------------------------
1.   To approve an Investment Advisory Agreement between FAM
     Variable Series Funds, Inc., on behalf of the Fund, and
     Merrill Lynch Investment Managers, L.P. as adviser.         22,193,157     1,203,863      1,767,263
----------------------------------------------------------------------------------------------------------
2.   To approve a Sub-Advisory Agreement between Merrill
     Lynch Investment Managers, L.P., as adviser, and its
     affiliate, Merrill Lynch Asset Management U.K. Limited,
     as sub-adviser.                                             21,997,035     1,325,983      1,841,266
----------------------------------------------------------------------------------------------------------
3.   To approve the amendment relating of certain fundamental
     investment restrictions of the Fund.                        21,725,548     1,422,630      2,016,106
----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of December 31, 2005                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
AUSTRALIA--4.3%    COMMERCIAL BANKS--1.2%           239,545    Australia & New Zealand Banking
                                                                 Group Ltd. ......................  $  4,208,463
                   ---------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--1.0%            2,423,751    Goodman Fielder Ltd.(a)............     3,715,910
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            417,755    Santos Ltd. .......................     3,753,951
                   FUELS--1.1%
                   ---------------------------------------------------------------------------------------------
                   REAL ESTATE--1.0%              1,516,500    Multiplex Group....................     3,504,159
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN AUSTRALIA...    15,182,483
----------------------------------------------------------------------------------------------------------------
BELGIUM--1.4%      DIVERSIFIED                      146,178    Belgacom SA........................     4,750,293
                   TELECOMMUNICATION
                   SERVICES--1.3%
                   ---------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &               14,891    AGFA-Gevaert NV....................       270,672
                   PRODUCTS--0.1%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN BELGIUM.....     5,020,965
----------------------------------------------------------------------------------------------------------------
FINLAND--2.4%      ELECTRIC UTILITIES--2.4%         459,302    Fortum Oyj.........................     8,581,641
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN FINLAND.....     8,581,641
----------------------------------------------------------------------------------------------------------------
FRANCE--10.4%      AUTOMOBILES--1.0%                 58,754    Peugeot SA.........................     3,375,073
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--3.6%            89,201    BNP Paribas........................     7,191,593
                                                    179,693    Credit Agricole SA.................     5,640,179
                                                                                                    ------------
                                                                                                      12,831,772
                   ---------------------------------------------------------------------------------------------
                   CONSTRUCTION &                    51,556    Vinci SA...........................     4,418,061
                   ENGINEERING--1.2%
                   ---------------------------------------------------------------------------------------------
                   FOOD & STAPLES                   136,275    Carrefour SA.......................     6,362,222
                   RETAILING--1.8%
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE             40,495    Total SA...........................    10,135,930
                   FUELS--2.8%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN FRANCE......    37,123,058
----------------------------------------------------------------------------------------------------------------
GERMANY--13.2%     AIR FREIGHT &                    301,892    Deutsche Post AG...................     7,292,869
                   LOGISTICS--2.0%
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--1.2%            77,219    Deutsche Postbank AG...............     4,463,105
                   ---------------------------------------------------------------------------------------------
                   DIVERSIFIED                      274,946    Deutsche Telekom AG................     4,566,326
                   TELECOMMUNICATION
                   SERVICES--1.3%
                   ---------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--2.3%          78,245    E.ON AG............................     8,065,572
                   ---------------------------------------------------------------------------------------------
                   INDUSTRIAL                       102,936    Siemens AG.........................     8,790,684
                   CONGLOMERATES--2.5%
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--1.4%                   33,977    Allianz AG Registered Shares.......     5,127,530
                   ---------------------------------------------------------------------------------------------
                   MULTI-UTILITIES--2.5%            118,918    RWE AG.............................     8,773,881
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN GERMANY.....    47,079,967
----------------------------------------------------------------------------------------------------------------
ITALY--8.6%        COMMERCIAL BANKS--3.4%           725,977    Capitalia SpA......................     4,187,440
                                                  1,176,384    UniCredito Italiano SpA............     8,071,700
                                                                                                    ------------
                                                                                                      12,259,140
                   ---------------------------------------------------------------------------------------------
                   ELECTRIC UTILITIES--2.0%         890,258    Enel SpA...........................     6,964,296
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            418,254    ENI SpA............................    11,559,238
                   FUELS--3.2%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN ITALY.......    30,782,674
----------------------------------------------------------------------------------------------------------------
JAPAN--22.6%       AUTOMOBILES--5.7%                103,700    Honda Motor Co., Ltd. .............     5,912,912
                                                    352,000    Nissan Motor Co., Ltd. ............     3,563,840
                                                    209,700    Toyota Motor Corp. ................    10,873,202
                                                                                                    ------------
                                                                                                      20,349,954
                   ---------------------------------------------------------------------------------------------
                   BEVERAGES--1.9%                  539,000    Asahi Breweries Ltd. ..............     6,571,389
                   ---------------------------------------------------------------------------------------------
                   CAPITAL MARKETS--1.6%            463,000    Mitsubishi UFJ Securities Co. .....     5,805,643
                   ---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
JAPAN
(CONCLUDED)
                   COMMERCIAL BANKS--3.6%               521    Mitsubishi UFJ Financial Group,
                                                                 Inc. ............................  $  7,062,611
                                                        552    Sumitomo Mitsui Financial Group,
                                                                 Inc. ............................     5,845,971
                                                                                                    ------------
                                                                                                      12,908,582
                   ---------------------------------------------------------------------------------------------
                   CONSUMER FINANCE--1.2%            63,300    Takefuji Corp. ....................     4,295,798
                   ---------------------------------------------------------------------------------------------
                   HOUSEHOLD DURABLES--1.2%         339,000    Sekisui House Ltd. ................     4,262,272
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--0.8%                  218,000    Sompo Japan Insurance, Inc. .......     2,945,946
                   ---------------------------------------------------------------------------------------------
                   LEISURE EQUIPMENT &              154,200    Namco Bandai Holdings, Inc. .......     2,252,315
                   PRODUCTS--1.7%
                                                    228,000    Yamaha Corp. ......................     3,788,088
                                                                                                    ------------
                                                                                                       6,040,403
                   ---------------------------------------------------------------------------------------------
                   OFFICE ELECTRONICS--1.9%         113,000    Canon, Inc. .......................     6,605,948
                   ---------------------------------------------------------------------------------------------
                   PHARMACEUTICALS--1.2%             76,000    Takeda Pharmaceutical Co., Ltd. ...     4,108,108
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION           519    KDDI Corp. ........................     2,990,087
                   SERVICES--1.8%
                                                      2,300    NTT DoCoMo, Inc. ..................     3,507,583
                                                                                                    ------------
                                                                                                       6,497,670
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN JAPAN.......    80,391,713
----------------------------------------------------------------------------------------------------------------
NETHERLANDS--3.7%  DIVERSIFIED FINANCIAL            246,808    ING Groep NV CVA...................     8,529,895
                   SERVICES--2.4%
                   ---------------------------------------------------------------------------------------------
                   FOOD & STAPLES                   502,194    Koninklijke Ahold NV(a)............     3,749,661
                   RETAILING--1.3%
                                                    140,242    Koninklijke Ahold NV(a)(b)(e)......     1,056,022
                                                                                                    ------------
                                                                                                       4,805,683
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN THE
                                                               NETHERLANDS........................    13,335,578
----------------------------------------------------------------------------------------------------------------
NORWAY--3.0%       COMMERCIAL BANKS--1.3%           445,738    DNB NOR ASA........................     4,739,618
                   ---------------------------------------------------------------------------------------------
                   OIL, GAS & CONSUMABLE            259,039    Statoil ASA........................     5,929,636
                   FUELS--1.7%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN NORWAY......    10,669,254
----------------------------------------------------------------------------------------------------------------
SINGAPORE--1.1%    COMMERCIAL BANKS--1.1%           375,000    DBS Group Holdings Ltd. ...........     3,721,133
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SINGAPORE...     3,721,133
----------------------------------------------------------------------------------------------------------------
SOUTH KOREA--2.3%  DIVERSIFIED                       85,155    KT Corp.(b)........................     1,835,090
                   TELECOMMUNICATION
                   SERVICES--0.5%
                   ---------------------------------------------------------------------------------------------
                   SEMICONDUCTORS &                  12,743    Samsung Electronics Co., Ltd.(b)...     4,192,447
                   SEMICONDUCTOR
                   EQUIPMENT--1.8%
                                                      4,300    Samsung Electronics Co., Ltd.
                                                                 (Preference Shares)..............     2,088,638
                                                                                                    ------------
                                                                                                       6,281,085
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SOUTH
                                                               KOREA..............................     8,116,175
----------------------------------------------------------------------------------------------------------------
SPAIN--1.8%        OIL, GAS & CONSUMABLE            215,515    Repsol YPF SA......................     6,271,385
                   FUELS--1.8%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SPAIN.......     6,271,385
----------------------------------------------------------------------------------------------------------------
SWEDEN--2.1%       DIVERSIFIED FINANCIAL            433,816    Investor AB........................     7,576,763
                   SERVICES--2.1%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN SWEDEN......     7,576,763
----------------------------------------------------------------------------------------------------------------
SWITZERLAND--4.4%  CAPITAL MARKETS--2.2%            151,155    Credit Suisse Group................     7,684,195
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--2.2%                   37,356    Zurich Financial Services AG.......     7,936,325
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN
                                                               SWITZERLAND........................    15,620,520
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                   SHARES
COUNTRY            INDUSTRY                         HELD                  COMMON STOCKS                VALUE
----------------------------------------------------------------------------------------------------------------
UNITED             AEROSPACE & DEFENSE--2.1%      1,163,922    BAE Systems Plc....................  $  7,627,935
KINGDOM--21.2%
                   ---------------------------------------------------------------------------------------------
                   COMMERCIAL BANKS--8.3%           733,709    Barclays Plc.......................     7,696,072
                                                    550,076    HBOS Plc...........................     9,377,261
                                                    559,250    Lloyds TSB Group Plc...............     4,690,019
                                                    257,316    Royal Bank of Scotland Group Plc...     7,752,611
                                                                                                    ------------
                                                                                                      29,515,963
                   ---------------------------------------------------------------------------------------------
                   FOOD & STAPLES                   342,897    Boots Group Plc....................     3,561,419
                   RETAILING--1.0%
                   ---------------------------------------------------------------------------------------------
                   FOOD PRODUCTS--1.1%              423,344    Cadbury Schweppes Plc..............     3,993,606
                   ---------------------------------------------------------------------------------------------
                   INSURANCE--4.0%                  520,762    Aviva Plc..........................     6,302,785
                                                    840,511    Prudential Plc.....................     7,936,155
                                                                                                    ------------
                                                                                                      14,238,940
                   ---------------------------------------------------------------------------------------------
                   SPECIALTY RETAIL--1.5%         1,168,703    Kesa Electricals Plc...............     5,216,528
                   ---------------------------------------------------------------------------------------------
                   TRANSPORTATION                   405,615    BAA Plc............................     4,366,019
                   INFRASTRUCTURE--1.2%
                   ---------------------------------------------------------------------------------------------
                   WIRELESS TELECOMMUNICATION     3,287,154    Vodafone Group Plc.................     7,082,195
                   SERVICES--2.0%
                   ---------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS IN THE UNITED
                                                               KINGDOM............................    75,602,605
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL COMMON STOCKS
                                                               (COST--$290,275,856)--102.5%.......   365,075,914
----------------------------------------------------------------------------------------------------------------
                                                 BENEFICIAL
                                                   INTEREST            OTHER INTERESTS(C)
----------------------------------------------------------------------------------------------------------------
UNITED             ELECTRIC UTILITIES--0.0%      $   54,000    British Energy Plc Deferred
KINGDOM--0.0%                                                    Shares...........................             0
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL OTHER INTERESTS
                                                               (COST--$0)--0.0%...................             0
----------------------------------------------------------------------------------------------------------------
                                                                      SHORT-TERM SECURITIES
----------------------------------------------------------------------------------------------------------------
                                                 $4,255,873    Merrill Lynch Liquidity Series, LLC
                                                                 Cash Sweep Series I(d)...........     4,255,873
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL SHORT-TERM SECURITIES
                                                               (COST--$4,255,873)--1.2%...........     4,255,873
----------------------------------------------------------------------------------------------------------------
                                                               TOTAL INVESTMENTS
                                                               (COST--$294,531,729*)--103.7%......   369,331,787
                                                               LIABILITIES IN EXCESS OF OTHER
                                                               ASSETS--(3.7%).....................   (13,052,114)
                                                                                                    ------------
                                                               NET ASSETS--100.0%.................  $356,279,673
                                                                                                    ============
----------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $298,797,788
                                                               ============
Gross unrealized appreciation...............................   $ 75,101,439
Gross unrealized depreciation...............................     (4,567,440)
                                                               ------------
Net unrealized appreciation.................................   $ 70,533,999
                                                               ============

(a) Non-income producing security.

(b) Depositary receipts.

(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                   NET        INTEREST
AFFILIATE                                                        ACTIVITY      INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $ 4,255,873    $83,213
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $(2,422,713)   $ 1,161
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

(e) Restricted security as to resale, representing 0.3% of net assets were as follows:

--------------------------------------------------------------------------------------------------
                                                               ACQUISITION
ISSUE                                                             DATE         COST       VALUE
--------------------------------------------------------------------------------------------------
Koninklijke Ahold NV........................................   12/11/2003    $833,205   $1,056,022
--------------------------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classification are unaudited.
-   Forward foreign exchange contracts as of December 31, 2005 were as follows:

-----------------------------------------------------------------------------------------
                                                               SETTLEMENT     UNREALIZED
FOREIGN CURRENCY PURCHASED                                        DATE       DEPRECIATION
-----------------------------------------------------------------------------------------
AUD 3,476,651                                                 January 2006     $(35,466)
-----------------------------------------------------------------------------------------
TOTAL UNREALIZED DEPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$2,585,412)                                                   $(35,466)
                                                                               ========
-----------------------------------------------------------------------------------------

                                                               SETTLEMENT     UNREALIZED
FOREIGN CURRENCY SOLD                                             DATE       APPRECIATION
-----------------------------------------------------------------------------------------
EUR 66,338                                                    January 2006       $264
-----------------------------------------------------------------------------------------
TOTAL UNREALIZED APPRECIATION ON FORWARD FOREIGN EXCHANGE CONTRACTS--NET
(USD COMMITMENT--$78,531)                                                        $264
                                                                                 ====
-----------------------------------------------------------------------------------------

-   Currency Abbreviations:

AUD  Australian Dollar
EUR  Euro
USD  U.S. Dollar

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$290,275,856).......................................                 $365,075,914
Investments in affiliated securities, at value (identified
  cost--$4,255,873).........................................                    4,255,873
Unrealized appreciation on forward foreign exchange
  contracts.................................................                          264
Cash........................................................                          550
Foreign cash (cost--$1,079,183).............................                    1,076,382
Receivables:
  Dividends.................................................  $   792,820
  Securities sold...........................................      217,739
  Capital shares sold.......................................        1,443       1,012,002
                                                              -----------
Prepaid expenses............................................                        2,983
                                                                             ------------
Total assets................................................                  371,423,968
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Unrealized depreciation on forward foreign exchange
  contracts.................................................                       35,466
Payables:
  Capital shares redeemed...................................   11,139,215
  Securities purchased......................................    3,625,875
  Investment adviser........................................      210,871
  Other affiliates..........................................        4,994      14,980,955
                                                              -----------
Accrued expenses............................................                      127,874
                                                                             ------------
Total liabilities...........................................                   15,144,295
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $356,279,673
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  2,398,350
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  287,153,244
Accumulated distributions in excess of investment
  income--net...............................................  $(1,545,000)
Accumulated realized capital losses--net....................   (6,517,584)
Unrealized appreciation--net................................   74,790,645
                                                              -----------
Total accumulated earnings--net.............................                   66,728,061
                                                                             ------------
NET ASSETS..................................................                 $356,279,673
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $356,277,063 and 23,983,497
  shares outstanding........................................                 $      14.86
                                                                             ============
Class II--Based on net assets of $1,305 and 87.71 shares
  outstanding...............................................                 $      14.88
                                                                             ============
Class III--Based on net assets of $1,305 and 87.71 shares
  outstanding...............................................                 $      14.88
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $1,135,637 foreign withholding tax).......                  $ 10,748,886
Interest (including $83,213 from affiliates)................                        92,052
Securities lending--net.....................................                         1,161
                                                                              ------------
Total income................................................                    10,842,099
                                                                              ------------
-------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  2,712,267
Custodian fees..............................................       189,401
Accounting services.........................................       150,241
Professional fees...........................................        39,455
Printing and shareholder reports............................        32,881
Directors' fees and expenses................................        20,997
Pricing fees................................................         8,146
Transfer agent fees--Class I................................         5,001
Other.......................................................        15,438
                                                              ------------
Total expenses before waiver................................     3,173,827
Waiver of expenses..........................................      (631,574)
                                                              ------------
Total expenses after waiver.................................                     2,542,253
                                                                              ------------
Investment income--net......................................                     8,299,846
                                                                              ------------
-------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................    52,982,243
  Foreign currency transactions--net........................      (256,112)
Increase from payments by affiliates for realized losses on
  the disposal of investments related to a revised capital
  share transaction.........................................        23,470      52,749,601
                                                              ------------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   (22,210,521)
  Foreign currency transactions--net........................       (51,053)    (22,261,574)
                                                              ------------    ------------
Total realized and unrealized gain--net.....................                    30,488,027
                                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                  $ 38,787,873
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 8,299,846    $  5,566,540
Realized gain--net..........................................   52,749,601      32,585,689
Change in unrealized appreciation/depreciation--net.........  (22,261,574)     30,467,160
                                                              ------------   ------------
Net increase in net assets resulting from operations........   38,787,873      68,619,389
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (9,866,184)     (8,199,970)
  Class II..................................................          (35)            (26)
  Class III.................................................          (35)            (26)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (9,866,254)     (8,200,022)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................  (46,594,279)     (6,359,016)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................  (17,672,660)     54,060,351
Beginning of year...........................................  373,952,333     319,891,982
                                                              ------------   ------------
End of year*................................................  $356,279,673   $373,952,333
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $(1,545,000)   $ (2,025,176)
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  13.67    $  11.41    $   8.26    $   9.69    $  11.68
                                                           --------    --------    --------    --------    --------
Investment income--net*..................................       .35         .20         .19         .13         .20
Realized and unrealized gain (loss)--net.................      1.24        2.37        3.29       (1.21)      (1.71)
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      1.59        2.57        3.48       (1.08)      (1.51)
                                                           --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net.................................      (.40)       (.31)       (.33)       (.35)       (.24)
  Realized gain--net.....................................        --          --          --          --        (.24)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................      (.40)       (.31)       (.33)       (.35)       (.48)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  14.86    $  13.67    $  11.41    $   8.26    $   9.69
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................    11.68%++    22.54%      42.24%+    (11.54%)    (12.90%)
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and excluding reorganization
  expenses...............................................      .70%        .86%        .87%        .91%        .99%
                                                           ========    ========    ========    ========    ========
Expenses, net of waiver..................................      .70%        .86%        .89%        .91%       1.01%
                                                           ========    ========    ========    ========    ========
Expenses.................................................      .88%        .86%        .89%        .91%       1.01%
                                                           ========    ========    ========    ========    ========
Investment income--net...................................     2.30%       1.69%       2.08%       1.38%       1.83%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $356,277    $373,950    $319,892    $240,002    $349,318
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................       78%         62%         54%         55%         62%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

+ In 2003, .12% of the Fund's total return consisted of voluntary reimbursements by the Investment Adviser for the realized losses on foreign currency transactions.

++ In 2005, the Investment Adviser fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                               CLASS II
                                                              ------------------------------------------
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE            FOR THE PERIOD
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE             YEAR ENDED         SEPTEMBER 30, 2004+
                   FINANCIAL STATEMENTS.                      DECEMBER 31, 2005    TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 13.68                $ 11.98
                                                                   -------                -------
Investment income--net**....................................           .33                    .02
Realized and unrealized gain--net...........................          1.27                   1.99
                                                                   -------                -------
Total from investment operations............................          1.60                   2.01
                                                                   -------                -------
Less dividends:
  Investment income--net....................................          (.40)                    --
  In excess of investment income--net.......................            --                   (.31)
                                                                   -------                -------
Total dividends.............................................          (.40)                  (.31)
                                                                   -------                -------
Net asset value, end of period..............................       $ 14.88                $ 13.68
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        11.75%++               16.79%@
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................          .70%                   .86%*
                                                                   =======                =======
Expenses....................................................          .88%                   .86%*
                                                                   =======                =======
Investment income--net......................................         2.33%                   .55%*
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1                $     1
                                                                   =======                =======
Portfolio turnover..........................................           78%                    62%
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++ In 2005, the Investment Adviser fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                              CLASS III
                                                              ------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE            FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED         SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005    TO DECEMBER 31, 2004
--------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 13.68                $ 11.98
                                                                   -------                -------
Investment income--net**....................................           .33                    .02
Realized and unrealized gain--net...........................          1.27                   1.99
                                                                   -------                -------
Total from investment operations............................          1.60                   2.01
                                                                   -------                -------
Less dividends:
  Investment income--net....................................          (.40)                    --
  In excess of investment income--net.......................            --                   (.31)
                                                                   -------                -------
Total dividends.............................................          (.40)                  (.31)
                                                                   -------                -------
Net asset value, end of period..............................       $ 14.88                $ 13.68
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        11.75%++               16.79%@
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................          .70%                   .86%*
                                                                   =======                =======
Expenses....................................................          .88%                   .86%*
                                                                   =======                =======
Investment income--net......................................         2.33%                   .55%*
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1                $     1
                                                                   =======                =======
Portfolio turnover..........................................           78%                    62%
                                                                   =======                =======
--------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++ In 2005, the Investment Adviser fully reimbursed the Fund for a loss on a security transaction related to a revised capital share transaction, which had a minimal impact on total investment return.

@  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury International Value V.I. Fund (formerly Merrill Lynch International Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the

--------------------------------------------------------------------------------

ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $2,046,584 has been reclassified between accumulated realized net capital losses on investments and distributions in excess of net investment income as a result of differences attributable to foreign currency transactions and gains on sales of investments in passive foreign investment companies. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets. For the period May 23, 2005 to September 23, 2005, MLIM agreed to waive a portion of the investment advisory fee, which was when the Investment Advisory Agreement was approved. For the year ended December 31, 2005, MLIM earned fees of $2,712,267, of which $631,574 was waived.

  MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There was no increase in the aggregate fees paid by the Fund for these services.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among

--------------------------------------------------------------------------------

other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $457 in securities lending agent fees from the Fund.

  In addition, MLPF&S received $17,246 in commissions on the execution of portfolio security transactions for the Fund for the year ended December 31, 2005.
  MLIM reimbursed the Fund $23,470 for realized losses on the disposal of investments related to a revised capital share transaction.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $15,172 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $278,927,053 and $310,212,910, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $46,594,279 and $6,359,016 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   1,708,061    $ 24,148,358
Shares issued to shareholders in
 reinvestment of dividends...........     668,025       9,866,184
                                       ----------    ------------
Total issued.........................   2,376,086      34,014,542
Shares redeemed......................  (5,743,069)    (80,608,891)
                                       ----------    ------------
Net decrease.........................  (3,366,983)   $(46,594,349)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   3,623,281    $ 43,893,728
Shares issued to shareholders in
 reinvestment of dividends...........     599,413       8,199,970
                                       ----------    ------------
Total issued.........................   4,222,694      52,093,698
Shares redeemed......................  (4,898,887)    (58,454,766)
                                       ----------    ------------
Net decrease.........................    (676,193)   $ (6,361,068)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $35
                                                    --       ---
Net increase....................................    2        $35
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    83      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          26
                                                    --      ------
Net increase....................................    85      $1,026
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    2        $35
                                                    --       ---
Net increase....................................    2        $35
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    83      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          26
                                                    --      ------
Net increase....................................    85      $1,026
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. COMMITMENTS:

At December 31, 2005, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell a foreign currency with an approximate value of $139,000.

--------------------------------------------------------------------------------

7. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

------------------------------------------------------------------
                                           12/31/2005   12/31/2004
------------------------------------------------------------------
Distributions paid from:
 Ordinary income.........................  $9,866,254   $8,200,022
                                           ----------   ----------
Total taxable distributions..............  $9,866,254   $8,200,022
                                           ==========   ==========
------------------------------------------------------------------

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
 Undistributed ordinary income--net.................  $   796,184
 Undistributed long-term capital gains--net.........           --
                                                      -----------
 Total undistributed earnings--net..................      796,184
 Capital loss carryforward..........................   (4,623,378)*
 Unrealized gains--net..............................   70,555,255**
                                                      -----------
 Total accumulated earnings--net....................  $66,728,061
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $4,623,378, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the tax deferral of losses on straddles.

--------------------------------------------------------------------------------
FAM SERIES FUNDS, INC.
Mercury International Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury International Value V.I. Fund (formerly, Merrill Lynch International Value V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury International Value V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY LARGE CAP CORE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Core V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund significantly outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various sectors.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Large Cap Core V.I. Fund's Class I and Class II Shares had total returns of +13.20% and +13.13%, respectively. The Fund's results significantly exceeded the +6.27% return of the benchmark Russell 1000 Index and the +6.17% average return of the Lipper Multi-Cap Core Funds (Variable Products) category for the same 12-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Index. Stock selection contributed positively to returns in most sectors, including health care (particularly health care providers and services), financials (particularly insurance and commercial banks) and consumer staples (particularly food retailers). In the energy sector, the combination of a sector overweight and effective stock selection, particularly among oil and gas fuel stocks, enhanced returns. This was somewhat offset by the negative impact of our underweighting of energy equipment service companies. Our positions in technology and industrials detracted from relative performance, although not enough to derail the Fund's significant outperformance for the fiscal period.

  At the individual stock level, the largest positive contributors to performance during the 12-month period were Valero Energy Corp., Apple Computer, Inc., Burlington Resources, Inc., Sunoco, Inc. and Express Scripts, Inc. Additionally, our underweighting of Verizon Communications, Inc. enhanced performance, as this was the worst performer in the benchmark. Detracting most from the Fund's relative performance were our positions in Ford Motor Co., Cree, Inc., Mercury Interactive Corp., Dell, Inc. and YRC Worldwide Inc.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the year. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board (the
Fed). By December 31, 2005, the Fed had raised interest rates 13 consecutive times since June 2004, bringing the target short-term interest rate from a historic low of 1% to 4.25%.

  Energy prices, particularly crude oil and natural gas prices, fluctuated as production disruptions related to the hurricanes in the U.S. Gulf Coast region pushed the price of crude to record highs and triggered a spike in gasoline prices for consumers in September. By November, however, energy prices had declined and the U.S. economy showed its resilience, with positive reports on manufacturing, new-housing starts and corporate and consumer spending. Additionally, gross domestic product growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run ended in March 1986.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  For some time now, we have enjoyed the benefits of a procyclical bias in the portfolio--a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

  Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Fund's positions in health care, energy and technology, while reducing exposure to consumer discretionary, industrials and utilities.

  The largest purchases during the period included Best Buy Co., Inc., Intel Corp., Exxon Mobil Corp., Amgen, Inc., and The Coca-Cola Co. The largest sales included Chevron Corp., TXU Corp., The Allstate Corp., Ambercrombie &

--------------------------------------------------------------------------------

Fitch Co. and Monsanto Co. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The Fund's largest overweights as of December 31, 2005 were in the information technology, energy and health care sectors. The portfolio ended the period underweight in financials, consumer staples, consumer discretionary, industrials, telecommunication services and utilities.

  As the Fed's monetary tightening program winds down, we expect to see a mid-cycle economic slowdown in the United States led by slowing consumer spending. This has already begun as the housing market has softened. In our view, this trend--along with the measured rise in short-term interest rates by the Fed over the past 18 months, the 50% increase in the price of oil over the past year and a U.S. savings rate that is virtually non-existent--will result in slowing economic growth for the United States. Our hope is that the corporate earnings disappointments that generally result from such an economic slowdown will not be so severe as to cause too much of a correction in the stock markets.

  We anticipate a bumpy period as earnings expectations are downgraded, but we also believe that any setbacks should trigger buying opportunities.

Robert C. Doll, Jr.
President, Director
and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[PERFORMANCE GRAPH]

                                                                MERCURY LARGE CAP CORE V.I.
                                                                   FUND+-CLASS I SHARES*               RUSSELL 1000 INDEX++
                                                                ---------------------------            --------------------
12/95                                                                      10000                              10000
12/96                                                                      11790                              12245
12/97                                                                      14583                              16267
12/98                                                                      16855                              20663
12/99                                                                      22152                              24984
12/00                                                                      19969                              23038
12/01                                                                      18493                              20170
12/02                                                                      15353                              15803
12/03                                                                      20192                              20526
12/04                                                                      23583                              22867
12/05                                                                      26695                              24300

[PERFORMANCE GRAPH]

                                                 MERCURY LARGE CAP CORE      MERCURY LARGE CAP CORE
                                                   V.I. FUND+-CLASS II        V.I. FUND+-CLASS III
                                                         SHARES*                     SHARES*              RUSSELL 1000 INDEX++
                                                 ----------------------      ----------------------       --------------------
9/30/04**                                               10000.00                    10000.00                    10000.00
12/04                                                   11361.00                    11361.00                    10980.00
12/05                                                   12853.00                    12887.00                    11668.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund, under normal circumstances, invests at least 80% of its net assets in a diversified portfolio of equity securities, primarily common stocks, of large cap companies included at the time of purchase in the Russell 1000 Index.
++ This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +13.20%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        + 5.98
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         +10.32
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +13.13%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +22.19
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +13.43%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +22.46
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
                  AS OF DECEMBER 31, 2005                     TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +8.75%         +13.20%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +8.65          +13.13
-----------------------------------------------------------------------------------------
Class III Shares*                                                +8.91          +13.43
-----------------------------------------------------------------------------------------
Russell 1000(R) Index**                                          +6.15          + 6.27
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,087.50             $2.83
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,086.50             $3.61
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,089.10             $2.83
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.39             $2.74
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,021.64             $3.50
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,022.39             $2.74
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.54% for Class I, .69% for Class II and .54% for Class
    III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class III has money only from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratio would have been approximately .79%, the actual expenses paid would have been approximately $4.14, and the hypothetical expenses paid would have been approximately $4.00.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        24.0%
Health Care.................................................        19.2
Energy......................................................        17.4
Financials..................................................        12.3
Consumer Discretionary......................................         6.5
Industrials.................................................         6.2
Materials...................................................         3.9
Consumer Staples............................................         3.4
Utilities...................................................         1.0
Other*......................................................         6.1
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%                     91,000      Boeing Co. .................................  $  6,391,840
                                             106,000      Lockheed Martin Corp. ......................     6,744,780
                                                                                                        ------------
                                                                                                          13,136,620
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.0%                               253,000      AMR Corp.(a)................................     5,624,190
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.6%                            410,000      Ford Motor Co. .............................     3,165,200
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.6%                              217,000      The Coca-Cola Co. ..........................     8,747,270
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--2.9%                          123,000      Amgen, Inc.(a)..............................     9,699,780
                                             118,000      Gilead Sciences, Inc.(a)....................     6,210,340
                                                                                                        ------------
                                                                                                          15,910,120
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--3.8%                        407,000      The Charles Schwab Corp. ...................     5,970,690
                                              60,000      Goldman Sachs Group, Inc. ..................     7,662,600
                                              55,000      Lehman Brothers Holdings, Inc.(d)...........     7,049,350
                                                                                                        ------------
                                                                                                          20,682,640
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%                               93,000      Eastman Chemical Co. .......................     4,797,870
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.5%                        55,000      Bank of America Corp.                            2,538,250
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.3%               567,000      Cisco Systems, Inc.(a)......................     9,707,040
                                             348,000      Motorola, Inc. .............................     7,861,320
                                                                                                        ------------
                                                                                                          17,568,360
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--5.7%                111,000      Apple Computer, Inc.(a).....................     7,979,790
                                             273,000      Dell, Inc.(a)...............................     8,187,270
                                             313,000      Hewlett-Packard Co. ........................     8,961,190
                                               8,000      International Business Machines Corp. ......       657,600
                                             146,000      NCR Corp.(a)................................     4,955,240
                                                                                                        ------------
                                                                                                          30,741,090
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.2%           17,000      ITT Educational Services, Inc.(a)...........     1,004,870
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--1.1%         112,000      Citigroup, Inc. ............................     5,435,360
                                              14,000      JPMorgan Chase & Co. .......................       555,660
                                                                                                        ------------
                                                                                                           5,991,020
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.1%                     130,000      Edison International........................     5,669,300
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.1%                    99,000      Rockwell Automation, Inc. ..................     5,856,840
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       176,000      Agilent Technologies, Inc.(a)...............     5,859,040
INSTRUMENTS--1.1%
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%                76,000      Whole Foods Market, Inc. ...................     5,881,640
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%        99,000      Becton Dickinson & Co. .....................     5,947,920
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--10.7%       70,000      Aetna, Inc. ................................     6,601,700
                                             144,000      AmerisourceBergen Corp. ....................     5,961,600
                                             128,000      Caremark Rx, Inc.(a)(d).....................     6,629,120
                                              50,000      Cigna Corp. ................................     5,585,000
                                              69,000      Express Scripts, Inc.(a)....................     5,782,200
                                             123,000      HCA, Inc. ..................................     6,211,500
                                             107,000      Humana, Inc.(a).............................     5,813,310
                                             123,000      McKesson Corp. .............................     6,345,570
                                             147,000      UnitedHealth Group, Inc. ...................     9,134,580
                                                                                                        ------------
                                                                                                          58,064,580
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.1%                      27,000      Beazer Homes USA, Inc. .....................     1,966,680
                                               6,000      NVR, Inc.(a)................................     4,212,000
                                                                                                        ------------
                                                                                                           6,178,680
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--0.6%                      56,000      Procter & Gamble Co. .......................     3,241,280
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.3%                             29,000      CheckFree Corp.(a)..........................  $  1,331,100
                                             107,000      Computer Sciences Corp.(a)..................     5,418,480
                                             127,000      Fiserv, Inc.(a).............................     5,495,290
                                                                                                        ------------
                                                                                                          12,244,870
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.0%               312,000      General Electric Co. .......................    10,935,600
--------------------------------------------------------------------------------------------------------------------
INSURANCE--7.7%                               19,000      American International Group, Inc. .........     1,296,370
                                              55,000      Chubb Corp. ................................     5,370,750
                                              21,000      Hartford Financial Services Group, Inc. ....     1,803,690
                                              10,000      Loews Corp. ................................       948,500
                                             124,000      Metlife, Inc. ..............................     6,076,000
                                               8,000      The Progressive Corp. ......................       934,240
                                              96,000      Prudential Financial, Inc. .................     7,026,240
                                              99,000      Safeco Corp. ...............................     5,593,500
                                             151,000      The St. Paul Travelers Cos., Inc.(d)........     6,745,170
                                             256,000      UnumProvident Corp. ........................     5,824,000
                                                                                                        ------------
                                                                                                          41,618,460
--------------------------------------------------------------------------------------------------------------------
MEDIA--0.3%                                   56,000      Viacom, Inc. Class B(a).....................     1,825,600
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.2%                        108,000      Freeport-McMoRan Copper & Gold, Inc. Class
                                                            B(d)......................................     5,810,400
                                              88,000      Nucor Corp.(d)..............................     5,871,360
                                              40,000      Phelps Dodge Corp. .........................     5,754,800
                                                                                                        ------------
                                                                                                          17,436,560
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.3%                       116,000      JC Penney Co., Inc. ........................     6,449,600
                                             159,000      Nordstrom, Inc. ............................     5,946,600
                                                                                                        ------------
                                                                                                          12,396,200
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--18.5%            45,000      Amerada Hess Corp. .........................     5,706,900
                                              72,000      Anadarko Petroleum Corp. ...................     6,822,000
                                              93,000      Apache Corp. ...............................     6,372,360
                                              80,000      Burlington Resources, Inc. .................     6,896,000
                                             135,000      Chesapeake Energy Corp.(d)..................     4,283,550
                                              14,000      Chevron Corp. ..............................       794,780
                                             147,000      ConocoPhillips..............................     8,552,460
                                             107,000      Devon Energy Corp. .........................     6,691,780
                                             365,000      Exxon Mobil Corp. ..........................    20,502,050
                                              64,000      Kerr-McGee Corp. ...........................     5,815,040
                                             109,000      Marathon Oil Corp. .........................     6,645,730
                                              89,000      Occidental Petroleum Corp.(d)...............     7,109,320
                                              16,000      Pioneer Natural Resources Co. ..............       820,320
                                              75,000      Sunoco, Inc. ...............................     5,878,500
                                              11,000      Tesoro Corp. ...............................       677,050
                                             130,000      Valero Energy Corp.                              6,708,000
                                                                                                        ------------
                                                                                                         100,275,840
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.7%                         61,000      Allergan, Inc.(d)...........................     6,585,560
                                             177,000      Johnson & Johnson...........................    10,637,700
                                              59,000      Merck & Co., Inc. ..........................     1,876,790
                                             510,000      Pfizer, Inc. ...............................    11,893,200
                                                                                                        ------------
                                                                                                          30,993,250
--------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               475,000      Intel Corp. ................................    11,856,000
EQUIPMENT--5.7%                              154,000      Lam Research Corp.(a).......................     5,494,720
                                             158,000      Nvidia Corp.(a).............................     5,776,480
                                             236,000      Texas Instruments, Inc. ....................     7,568,520
                                                                                                        ------------
                                                                                                          30,695,720
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--7.6%                               137,000      Autodesk, Inc. .............................     5,884,150
                                             636,000      BEA Systems, Inc.(a)........................     5,978,400
                                             116,000      Citrix Systems, Inc.(a).....................     3,338,480
                                              79,000      Computer Associates International, Inc. ....     2,227,010

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
SOFTWARE (CONCLUDED)
                                             110,000      Intuit, Inc.(a).............................  $  5,863,000
                                             180,000      McAfee, Inc.(a).............................     4,883,400
                                             208,000      Microsoft Corp. ............................     5,439,200
                                             144,000      Oracle Corp.(a).............................     1,758,240
                                             215,000      Red Hat, Inc.(a)............................     5,856,600
                                                                                                        ------------
                                                                                                          41,228,480
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--2.4%                         8,000      American Eagle Outfitters...................       183,840
                                             126,000      Best Buy Co., Inc.(d).......................     5,478,480
                                              30,000      Chico's FAS, Inc.(a)........................     1,317,900
                                             257,000      Staples, Inc. ..............................     5,836,470
                                                                                                        ------------
                                                                                                          12,816,690
--------------------------------------------------------------------------------------------------------------------
TOBACCO--0.3%                                 20,000      Altria Group, Inc. .........................     1,494,400
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$456,677,436)--99.9%.................   540,568,450
--------------------------------------------------------------------------------------------------------------------
                                          BENEFICIAL
                                            INTEREST                 SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                         $   448,983      Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I(b).........................       448,983
                                          34,975,700      Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series(b)(c).......................    34,975,700
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$35,424,683)--6.6%...................    35,424,683
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$492,102,119*)--106.5%...............   575,993,133
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(6.5%)..............................   (35,172,621)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $540,820,512
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $496,398,538
                                                              ============
Gross unrealized appreciation...............................  $101,225,726
Gross unrealized depreciation...............................   (21,631,131)
                                                              ------------
Net unrealized appreciation.................................  $ 79,594,595
                                                              ============

(a)   Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------------
                                                                              INTEREST
AFFILIATE                                                      NET ACTIVITY    INCOME
--------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $   448,983    $ 9,268
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $18,443,450    $39,004
--------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d) Security, or a portion of security, is on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $33,888,858) (identified
  cost--$456,677,436).......................................                 $540,568,450
Investments in affiliated securities, at value (identified
  cost--$35,424,683)........................................                   35,424,683
Cash........................................................                       37,246
Foreign cash (cost--$369)...................................                          363
Receivables:
  Dividends.................................................  $   445,195
  Capital shares sold.......................................        8,603
  Securities lending........................................        2,391         456,189
                                                              -----------
Prepaid expenses............................................                        4,752
                                                                             ------------
Total assets................................................                  576,491,683
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   34,975,700
Payables:
  Capital shares redeemed...................................      421,524
  Investment adviser........................................      191,547
  Other affiliates..........................................        6,910
  Distributor...............................................          252         620,233
                                                              -----------
Accrued expenses............................................                       75,238
                                                                             ------------
Total liabilities...........................................                   35,671,171
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $540,820,512
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 200,000,000
  shares authorized.........................................                 $  1,700,438
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                        6,389
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            4
Paid-in capital in excess of par............................                  452,149,707
Undistributed realized capital gains--net...................  $ 3,072,966
Unrealized appreciation--net................................   83,891,008
                                                              -----------
Total accumulated earnings--net.............................                   86,963,974
                                                                             ------------
NET ASSETS..................................................                 $540,820,512
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $538,794,357 and 17,004,381
  shares outstanding........................................                 $      31.69
                                                                             ============
Class II--Based on net assets of $2,024,866 and 63,889
  shares outstanding........................................                 $      31.69
                                                                             ============
Class III--Based on net assets of $1,289 and 40.58 shares
  outstanding...............................................                 $      31.76
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 6,149,779
Securities lending--net.....................................                     39,004
Interest from affiliates....................................                      9,268
                                                                            -----------
Total income................................................                  6,198,051
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $2,430,085
Accounting services.........................................     203,152
Custodian fees..............................................      99,379
Professional fees...........................................      48,241
Printing and shareholder reports............................      47,743
Directors' fees and expenses................................      30,598
Transfer agent fees--Class I................................       5,017
Pricing services............................................       1,181
Distribution fees--Class II.................................       1,174
Transfer agent fees--Class II...............................           7
Other.......................................................      18,209
                                                              ----------
Total expenses..............................................                  2,884,786
                                                                            -----------
Investment income--net......................................                  3,313,265
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net...........................                 60,452,739
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................   2,237,226
  Foreign currency transactions--net........................         (13)     2,237,213
                                                              ----------    -----------
Total realized and unrealized gain--net.....................                 62,689,952
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $66,003,217
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  3,313,265   $  4,339,004
Realized gain--net..........................................    60,452,739     71,414,387
Change in unrealized appreciation/depreciation--net.........     2,237,213      4,970,361
                                                              ------------   ------------
Net increase in net assets resulting from operations........    66,003,217     80,723,752
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (3,302,770)    (4,374,992)
  Class II..................................................       (11,225)            (9)
  Class III.................................................            (8)            (9)
Realized gain--net:
  Class I...................................................   (22,101,279)            --
  Class II..................................................       (82,979)            --
  Class III.................................................           (53)            --
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (25,498,314)    (4,375,010)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (43,038,383)   (50,714,720)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease) in net assets.....................    (2,533,480)    25,634,022
Beginning of year...........................................   543,353,992    517,719,970
                                                              ------------   ------------
End of year.................................................  $540,820,512   $543,353,992
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                 CLASS I
                                                         --------------------------------------------------------
     THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR ENDED DECEMBER 31,
     BEEN DERIVED FROM INFORMATION PROVIDED IN THE       --------------------------------------------------------
                 FINANCIAL STATEMENTS.                     2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.....................  $  29.38    $  25.36    $  19.35    $  23.52    $  25.61
                                                         --------    --------    --------    --------    --------
Investment income--net**...............................       .19         .22         .08         .16         .20
Realized and unrealized gain (loss)--net...............      3.68        4.04        6.02       (4.15)      (2.09)
                                                         --------    --------    --------    --------    --------
Total from investment operations.......................      3.87        4.26        6.10       (3.99)      (1.89)
                                                         --------    --------    --------    --------    --------
Less dividends and distributions:
  Investment income--net...............................     (0.20)       (.24)       (.09)       (.18)       (.20)
  Realized gain--net...................................     (1.36)         --          --          --          --+
                                                         --------    --------    --------    --------    --------
Total dividends and distributions......................     (1.56)       (.24)       (.09)       (.18)       (.20)
                                                         --------    --------    --------    --------    --------
Net asset value, end of year...........................  $  31.69    $  29.38    $  25.36    $  19.35    $  23.52
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:*
Based on net asset value per share.....................    13.20%      16.79%      31.52%     (16.98%)     (7.39%)
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................      .54%        .53%        .54%        .56%        .53%
                                                         ========    ========    ========    ========    ========
Investment income--net.................................      .62%        .84%        .39%        .74%        .86%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).................  $538,794    $543,352    $517,720    $434,926    $596,738
                                                         ========    ========    ========    ========    ========
Portfolio turnover.....................................    75.39%     130.98%     124.56%     115.39%     170.43%
                                                         ========    ========    ========    ========    ========
-----------------------------------------------------------------------------------------------------------------

*  Total investment returns exclude insurance-related fees and expenses.

** Based on average shares outstanding.

+  Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              -----------------------------------------
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE            FOR THE PERIOD
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE             YEAR ENDED        SEPTEMBER 30, 2004+
                   FINANCIAL STATEMENTS.                      DECEMBER 31, 2005    TO DECEMBER 31, 2004
-------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $  29.38               $  26.07
                                                                  --------               --------
Investment income--net***...................................           .16                    .12
Realized and unrealized gain--net...........................          3.69                   3.43
                                                                  --------               --------
Total from investment operations............................          3.85                   3.55
                                                                  --------               --------
Less dividends and distributions:
  Investment income--net....................................          (.18)                  (.24)
  Realized gain--net........................................         (1.36)                    --
                                                                  --------               --------
Total dividends and distributions...........................         (1.54)                  (.24)
                                                                  --------               --------
Net asset value, end of period..............................      $  31.69               $  29.38
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        13.13%                 13.61%++
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .69%                   .53%*
                                                                  ========               ========
Investment income--net......................................          .53%                  1.70%*
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $  2,025               $      1
                                                                  ========               ========
Portfolio turnover..........................................        75.39%                130.98%
                                                                  ========               ========
-------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                              ----------------------------------------
        THE FOLLOWING PER SHARE DATA AND RATIOS HAVE               FOR THE           FOR THE PERIOD
       BEEN DERIVED FROM INFORMATION PROVIDED IN THE             YEAR ENDED       SEPTEMBER 30, 2004+
                   FINANCIAL STATEMENTS.                      DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 29.38              $  26.07
                                                                   -------              --------
Investment income--net***...................................           .20                   .12
Realized and unrealized gain--net...........................          3.74                  3.43
                                                                   -------              --------
Total from investment operations............................          3.94                  3.55
                                                                   -------              --------
Less dividends and distributions:
  Investment income--net....................................          (.20)                 (.24)
  Realized gain--net........................................         (1.36)                   --
                                                                   -------              --------
Total dividends and distributions...........................         (1.56)                 (.24)
                                                                   -------              --------
Net asset value, end of period..............................       $ 31.76              $  29.38
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        13.43%                13.61%++
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .54%                  .53%*
                                                                   =======              ========
Investment income--net......................................          .67%                 1.70%*
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1              $      1
                                                                   =======              ========
Portfolio turnover..........................................        75.39%               130.98%
                                                                   =======              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Core V.I. Fund (formerly Merrill Lynch Large Cap Core V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days.

--------------------------------------------------------------------------------

The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $738 has been reclassified between undistributed net realized capital gains and distributions in excess of net investment income as a result of the reclassification of distributions. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the following annual rates: .500% of the Fund's average daily net assets not exceeding $250 million; .450% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .400% of average daily net assets in excess of $400 million.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of December 31, 2005, the Fund lent securities with a value of $13,397,580 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $16,845 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $13,317 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $403,688,695 and $470,828,797, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets resulting from capital share transactions were $43,038,383 and $50,714,720 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     216,238    $  6,791,391
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     801,642      25,404,049
                                       ----------    ------------
Total issued.........................   1,017,880      32,195,440
Shares redeemed......................  (2,507,130)    (77,251,771)
                                       ----------    ------------
Net decrease.........................  (1,489,250)   $(45,056,331)
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     270,010    $  7,162,081
Shares issued to shareholders in
 reinvestment of dividends...........     148,860       4,374,992
                                       ----------    ------------
Total issued.........................     418,870      11,537,073
Shares redeemed......................  (2,342,532)    (62,253,811)
                                       ----------    ------------
Net decrease.........................  (1,923,662)   $(50,716,738)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold..............................   78,072    $ 2,455,017
Shares issued to shareholders in
 reinvestment of dividends and
 distributions...........................    2,973         94,204
                                           -------    -----------
Total issued.............................   81,045      2,549,221
Share redeemed...........................  (17,195)      (531,334)
                                           -------    -----------
Net increase.............................   63,850    $ 2,017,887
                                           =======    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------
Class II Shares for the Period September 30, 2004+            Dollar
to December 31, 2004                                Shares    Amount
--------------------------------------------------------------------
Shares sold......................................     39      $1,000
Shares issued to shareholders in reinvestment of
 dividends.......................................     --*          9
                                                      --      ------
Net increase.....................................     39      $1,009
                                                      ==      ======
--------------------------------------------------------------------

* Amount is less than 1 share.
+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................    2        $61
                                                    --       ---
Net increase....................................    2        $61
                                                    ==       ===
------------------------------------------------------------------

---------------------------------------------------------------------
Class III Shares for the Period September 30, 2004+            Dollar
to December 31, 2004                                 Shares    Amount
---------------------------------------------------------------------
Shares sold......................................      39      $1,000
Shares issued to shareholders in reinvestment of
 dividends.......................................      --*          9
                                                       --      ------
Net increase.....................................      39      $1,009
                                                       ==      ======
---------------------------------------------------------------------

* Amount is less than 1 share.
+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                        12/31/2005     12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income......................  $ 3,313,265    $4,375,010
 Net long-term capital gains..........   22,185,049            --
                                        -----------    ----------
Total taxable distributions...........  $25,498,314    $4,375,010
                                        ===========    ==========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net..................           --
Undistributed long-term capital gains--net..........  $ 7,369,385
                                                      -----------
Total undistributed earnings--net...................    7,369,385
Capital loss carryforward...........................           --
Unrealized gains--net...............................   79,594,589*
                                                      -----------
Total accumulated earnings--net.....................  $86,963,974
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Core V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Large Cap Core V.I. Fund (formerly, Merrill Lynch Large Cap Core V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Large Cap Core V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY LARGE CAP GROWTH V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Growth V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund significantly outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various sectors.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Large Cap Growth V.I. Fund's Class I and Class III Shares had total returns of +10.64% and +10.47%, respectively. These results compare quite favorably to the +5.26% return of the Fund's benchmark, the Russell 1000 Growth Index, for the same period. In addition, the Fund outperformed its comparable Lipper category of Multi-Cap Growth Funds (Variable Products), which posted an average return of +9.78% for the 12-month period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Growth Index. During the past 12 months, stock selection enhanced returns in health care (particularly health care providers and services), financials (particularly insurance), industrials (especially airlines) and consumer discretionary (notably retailers and media companies). Stock selection in the technology sector detracted from performance versus the benchmark, although not enough to derail the Fund's significant outperformance for the fiscal period.

  At the individual stock level, the largest positive contributors to performance during the 12-month period were Apple Computer, Inc., Burlington Resources, Inc., Express Scripts, Inc., AMR Corp. and Nordstrom, Inc.. Also benefiting performance were our underweight positions in International Business Machines Corp., eBay, Inc. and Fannie Mae. The largest individual detractors from performance included TIBCO Software, Inc., Cree, Inc., Mercury Interactive Corp., Dell, Inc. and Advanced Micro Devices, Inc..

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the year. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board (the
Fed). By December 31, 2005, the Fed had raised interest rates 13 consecutive times since June 2004, bringing the target short-term interest rate from a historic low of 1% to 4.25%.

  Energy prices, particularly crude oil and natural gas prices, fluctuated as production disruptions related to the hurricanes in the U.S. Gulf Coast region pushed the price of crude to record highs and triggered a spike in gasoline prices for consumers in September. By November, however, energy prices had declined and the U.S. economy showed its resilience, with positive reports on manufacturing, new-housing starts and corporate and consumer spending. Additionally, gross domestic product growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run ended in March 1986.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  For some time now, we have enjoyed the benefits of a procyclical bias in the portfolio--a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

  Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Fund's positions in the information technology and industrials sectors, while reducing exposure to consumer discretionary and utilities.

  The largest purchases during the period included Amgen, Inc., Intel Corp., Cisco Systems, Inc., General Electric Co. and Texas

--------------------------------------------------------------------------------

Instruments, Inc.. The largest sales included Pfizer, Inc., Johnson & Johnson, Home Depot, Inc., The Gillette Co. and Qualcomm, Inc. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The portfolio's largest overweights as of December 31, 2005 were in information technology, which we believe should benefit from strong earnings growth, and energy. The largest underweights were in consumer staples, consumer discretionary and financials.

  As the Fed's monetary tightening program winds down, we expect to see a mid-cycle economic slowdown in the United States led by slowing consumer spending. This has already begun as the housing market has softened. In our view, this trend--along with the measured rise in short-term interest rates by the Fed over the past 18 months, the 50% increase in the price of oil over the past year and a U.S. savings rate that is virtually non-existent--will result in slowing economic growth for the United States. Our hope is that the corporate earnings disappointments that generally result from such an economic slowdown will not be so severe as to cause too much of a correction in the stock markets.

  We anticipate a bumpy period as earnings expectations are downgraded, but we also believe that any setbacks should trigger buying opportunities.

Robert C. Doll, Jr.
President, Director
and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                               MERCURY LARGE CAP GROWTH V.I.
                                                                   FUND+--CLASS I SHARES*          RUSSELL 1000 GROWTH INDEX++
                                                               -----------------------------       ---------------------------
4/30/99**                                                                  10000                              10000
12/99                                                                      12094                              12504
12/00                                                                      10166                               9700
12/01                                                                       9218                               7719
12/02                                                                       7062                               5567
12/03                                                                       9463                               7223
12/04                                                                      10202                               7678
12/05                                                                      11287                               8082

[LINE GRAPH]

                                                               MERCURY LARGE CAP GROWTH V.I.
                                                                  FUND+--CLASS II SHARES*          RUSSELL 1000 GROWTH INDEX++
                                                               -----------------------------       ---------------------------
9/30/04**                                                                 10000.00                           10000.00
12/31/04                                                                  11292.00                           10917.00
12/31/05                                                                  12517.00                           11492.00

[LINE GRAPH]

                                                               MERCURY LARGE CAP GROWTH V.I.
                                                                  FUND+--CLASS III SHARES*         RUSSELL 1000 GROWTH INDEX++
                                                               -----------------------------       ---------------------------
5/19/04**                                                                 10000.00                           10000.00
12/04                                                                     11168.00                           10799.00
12/05                                                                     12337.00                           11367.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective November 24, 2003, the Fund's Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests in a diversified portfolio of equity securities of large cap companies located in the United States that Fund management believes are undervalued or have good prospects for earnings growth.
++ This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.64%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        + 2.11
--------------------------------------------------------------------------
Inception (4/30/99) through 12/31/05                             + 1.83
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.84%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +19.64
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.47%
--------------------------------------------------------------------------
Inception (5/19/04) through 12/31/05                             +13.85
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +8.68%         +10.64%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +8.87          +10.84
-----------------------------------------------------------------------------------------
Class III Shares*                                                +8.61          +10.47
-----------------------------------------------------------------------------------------
Russell 1000(R) Growth Index***                                  +7.11          + 5.26
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees 12b-1 fees) applicable to Class II Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower. In addition, the Fund's Investment Adviser waived a portion of its fee. Without such waiver, the Fund's performance would have been lower.

*** This unmanaged Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,086.80             $2.88
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,088.70             $2.88
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,086.10             $4.29
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,022.34             $2.79
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,022.34             $2.79
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.99             $4.15
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.55% for Class I, .55% for Class II and .82% for Class
   III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). For a portion of the period the advisory fee was waived. If, during the period, the advisory fee was not waived, the annualized expense ratio would have been approximately .78% for Class I, .93% for Class II and 1.03% for Class III. The actual expenses paid would have been approximately $4.08, $4.87 and $5.39, and the hypothetical expenses paid would have been approximately $3.95, $4.71 and $5.22 for Class I, Class II and Class III, respectively. Currently, Class II has money only from an affiliated entity and is not accruing its distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued and no waiver occurred, the actual expense ratios would have been approximately .70%, the actual expenses paid would have been approximately $3.67, and the hypothetical expenses paid would have been approximately $3.55.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Information Technology......................................        34.5%
Health Care.................................................        19.4
Industrials.................................................        11.7
Consumer Discretionary......................................        11.0
Energy......................................................         7.0
Financials..................................................         4.2
Consumer Staples............................................         3.7
Materials...................................................         3.6
Other*......................................................         4.9
-------------------------------------------------------------------------------

*   Includes portfolio holdings in short-term investments.

    For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Proxy Results
--------------------------------------------------------------------------------

During the six-month period ended December 31, 2005, Mercury Large Cap Growth V.I. Fund of FAM Variable Series Funds, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on September 23, 2005. A description of the proposals and number of shares voted were as follows:

--------------------------------------------------------------------------------------------------------------
                                                                    SHARES VOTED   SHARES VOTED   SHARES VOTED
                                                                        FOR          AGAINST        ABSTAIN
--------------------------------------------------------------------------------------------------------------
1.   To approve an Investment Advisory Agreement between FAM         17,007,499      495,863       1,147,269
     Variable Series Funds, Inc., on behalf of the Fund, and
     Merrill Lynch Investment Managers, L.P. as adviser.
--------------------------------------------------------------------------------------------------------------
3.   To approve the amendment relating of certain fundamental        16,758,309      533,280       1,359,040
     investment restrictions of the Fund.
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.3%                     57,000      Boeing Co. .................................  $  4,003,680
                                              46,000      Lockheed Martin Corp. ......................     2,926,980
                                              37,000      Precision Castparts Corp. ..................     1,916,970
                                                                                                        ------------
                                                                                                           8,847,630
--------------------------------------------------------------------------------------------------------------------
AIRLINES--1.1%                               100,000      AMR Corp.(a)(d).............................     2,223,000
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.8%                               90,000      The Coca-Cola Co. ..........................     3,627,900
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--4.4%                           66,000      Amgen, Inc.(a)..............................     5,204,760
                                              50,000      Gilead Sciences, Inc.(a)....................     2,631,500
                                              23,000      Techne Corp.(a).............................     1,291,450
                                                                                                        ------------
                                                                                                           9,127,710
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--2.4%                        174,000      The Charles Schwab Corp. ...................     2,552,580
                                              18,000      Goldman Sachs Group, Inc. ..................     2,298,780
                                                                                                        ------------
                                                                                                           4,851,360
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--2.0%          26,000      Corporate Executive Board Co. ..............     2,332,200
                                              30,000      HNI Corp. ..................................     1,647,900
                                               6,000      Monster Worldwide, Inc.(a)..................       244,920
                                                                                                        ------------
                                                                                                           4,225,020
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--4.4%               326,000      Cisco Systems, Inc.(a)......................     5,581,120
                                             156,000      Motorola, Inc. .............................     3,524,040
                                                                                                        ------------
                                                                                                           9,105,160
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--6.0%                 56,000      Apple Computer, Inc.(a).....................     4,025,840
                                             141,000      Dell, Inc.(a)...............................     4,228,590
                                              52,000      NCR Corp.(a)................................     1,764,880
                                             125,000      Western Digital Corp.(a)....................     2,326,250
                                                                                                        ------------
                                                                                                          12,345,560
--------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.3%                  31,000      Crown Holdings, Inc.(a).....................       605,430
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.9%           33,000      ITT Educational Services, Inc.(a)...........     1,950,630
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.5%                    40,000      Rockwell Automation, Inc. ..................     2,366,400
                                              15,000      Thomas & Betts Corp.(a).....................       629,400
                                                                                                        ------------
                                                                                                           2,995,800
--------------------------------------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT &
INSTRUMENTS--2.6%                             72,000      Agilent Technologies, Inc.(a)...............     2,396,880
                                              64,000      Jabil Circuit, Inc.(a)......................     2,373,760
                                             176,000      Solectron Corp.(a)..........................       644,160
                                                                                                        ------------
                                                                                                           5,414,800
--------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.0%             52,000      Cooper Cameron Corp.(a).....................     2,152,800
--------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.1%                30,000      Whole Foods Market, Inc.(d).................     2,321,700
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--1.1%        39,000      Becton Dickinson & Co. .....................     2,343,120
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--11.1%       29,000      Aetna, Inc. New Shares......................     2,734,990
                                              50,000      AmerisourceBergen Corp. ....................     2,070,000
                                              54,000      Caremark Rx, Inc.(a)........................     2,796,660
                                              15,000      Cerner Corp.(a)(d)..........................     1,363,650
                                              52,000      Community Health Systems, Inc.(a)...........     1,993,680
                                              28,000      Express Scripts, Inc.(a)....................     2,346,400
                                              51,000      HCA, Inc. ..................................     2,575,500
                                              44,000      McKesson Corp. .............................     2,269,960
                                              77,000      UnitedHealth Group, Inc. ...................     4,784,780
                                                                                                        ------------
                                                                                                          22,935,620
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.9%                       3,000      NVR, Inc.(a)(d).............................     2,106,000
                                              26,000      Ryland Group, Inc. .........................     1,875,380
                                                                                                        ------------
                                                                                                           3,981,380
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--1.0%                      37,000      Procter & Gamble Co. .......................  $  2,141,560
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--2.4%                             46,000      CheckFree Corp.(a)..........................     2,111,400
                                              50,000      Fiserv, Inc.(a).............................     2,163,500
                                              18,000      Paychex, Inc. ..............................       686,160
                                                                                                        ------------
                                                                                                           4,961,060
--------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--2.4%               141,000      General Electric Co. .......................     4,942,050
--------------------------------------------------------------------------------------------------------------------
INSURANCE--2.0%                               29,000      Prudential Financial, Inc. .................     2,122,510
                                              44,000      W.R. Berkley Corp. .........................     2,095,280
                                                                                                        ------------
                                                                                                           4,217,790
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.1%                               22,000      ITT Industries, Inc. .......................     2,262,040
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.1%                                   69,000      Viacom, Inc. Class B(a).....................     2,249,400
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--3.5%                         46,000      Freeport-McMoRan Copper & Gold, Inc. Class
                                                            B.........................................     2,474,800
                                              33,000      Nucor Corp..................................     2,201,760
                                              17,000      Phelps Dodge Corp. .........................     2,445,790
                                                                                                        ------------
                                                                                                           7,122,350
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.3%                        41,000      JC Penney Co., Inc. ........................     2,279,600
                                              64,000      Nordstrom, Inc. ............................     2,393,600
                                                                                                        ------------
                                                                                                           4,673,200
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--6.3%             21,000      Anadarko Petroleum Corp. ...................     1,989,750
                                              24,000      Burlington Resources, Inc. .................     2,068,800
                                              69,000      Chesapeake Energy Corp.(d)..................     2,189,370
                                              41,000      Pioneer Natural Resources Co. ..............     2,102,070
                                              31,000      Sunoco, Inc. ...............................     2,429,780
                                              38,000      Tesoro Corp. ...............................     2,338,900
                                                                                                        ------------
                                                                                                          13,118,670
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.8%                         25,000      Allergan, Inc. .............................     2,699,000
                                              33,000      Johnson & Johnson...........................     1,983,300
                                              50,000      Merck & Co., Inc. ..........................     1,590,500
                                              67,000      Pfizer, Inc. ...............................     1,562,440
                                                                                                        ------------
                                                                                                           7,835,240
--------------------------------------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--9.6%                                3,000      Broadcom Corp. Class A(a)...................       141,450
                                             278,000      Intel Corp. ................................     6,938,880
                                              60,000      Lam Research Corp.(a).......................     2,140,800
                                              64,000      Microchip Technology, Inc. .................     2,057,600
                                              92,000      National Semiconductor Corp.(d).............     2,390,160
                                              63,000      Nvidia Corp.(a).............................     2,303,280
                                             118,000      Texas Instruments, Inc. ....................     3,784,260
                                                                                                        ------------
                                                                                                          19,756,430
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--11.3%                               54,000      Autodesk, Inc. .............................     2,319,300
                                             219,000      BEA Systems, Inc.(a)........................     2,058,600
                                              29,000      Cadence Design Systems, Inc.(a).............       490,680
                                              82,000      Citrix Systems, Inc.(a).....................     2,359,960
                                              70,000      Computer Associates International, Inc. ....     1,973,300
                                              69,000      Compuware Corp.(a)..........................       618,930
                                              46,000      Intuit, Inc.(a).............................     2,451,800
                                              65,000      McAfee, Inc.(a).............................     1,763,450
                                             149,000      Microsoft Corp. ............................     3,896,350
                                             252,000      Oracle Corp.(a).............................     3,076,920
                                              85,000      Red Hat, Inc.(a)............................     2,315,400
                                                                                                        ------------
                                                                                                          23,324,690
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--5.3%                        79,000      American Eagle Outfitters...................     1,815,420
                                              52,000      Best Buy Co., Inc. .........................     2,260,960

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                     VALUE
--------------------------------------------------------------------------------------------------------------------
WSPECIALTY RETAIL (CONCLUDED)                 53,000      Chico's FAS, Inc.(a)(d).....................  $  2,328,290
                                             100,000      Circuit City Stores, Inc. ..................     2,259,000
                                             105,000      Staples, Inc. ..............................     2,384,550
                                                                                                        ------------
                                                                                                          11,048,220
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$176,335,696)--100.0%................   206,707,320
--------------------------------------------------------------------------------------------------------------------
                                         BENEFICIAL
                                          INTEREST                   SHORT-TERM SECURITIES
--------------------------------------------------------------------------------------------------------------------
                                                            Sweep Series I(b).........................       261,157
                                          10,335,250      Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series(b)(c).......................    10,335,250
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$10,596,407)--5.1%...................    10,596,407
--------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$186,932,103*)--105.1%...............   217,303,727
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(5.1%)..............................   (10,509,030)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $206,794,697
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $187,272,503
                                                               ============
Gross unrealized appreciation...............................   $ 33,150,181
Gross unrealized depreciation...............................     (3,118,957)
                                                               ------------
Net unrealized appreciation.................................   $ 30,031,224
                                                               ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                       ACTIVITY     INCOME
------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $  261,157   $ 9,411
Merrill Lynch Liquidity Series, LLC Money Market Series.....   $4,404,950   $14,978
------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $9,012,704) (identified
  cost--$176,335,696).......................................                  $206,707,320
Investments in affiliated securities, at value (identified
  cost--$10,596,407)........................................                    10,596,407
Receivables:
  Dividends.................................................  $    122,250
  Capital shares sold.......................................        28,695
  Securities lending........................................         1,428         152,373
                                                              ------------
Prepaid expenses............................................                         1,818
                                                                              ------------
Total assets................................................                   217,457,918
                                                                              ------------
-------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                    10,335,250
Payables:
  Capital shares redeemed...................................       167,325
  Investment adviser........................................       104,191
  Other affiliates..........................................         3,291
  Distributor...............................................           276         275,083
                                                              ------------
Accrued expenses and other liabilities......................                        52,888
                                                                              ------------
Total liabilities...........................................                    10,663,221
                                                                              ------------
-------------------------------------------------------------------------------------------
NET ASSETS..................................................                  $206,794,697
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                  $  1,866,529
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            11
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                        12,624
Paid-in capital in excess of par............................                   243,103,321
Accumulated realized capital losses--net....................  $(68,559,412)
Unrealized appreciation--net................................    30,371,624
                                                              ------------
Total accumulated losses--net...............................                   (38,187,788)
                                                                              ------------
NET ASSETS..................................................                  $206,794,697
                                                                              ============
-------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $205,406,169 and 18,665,294
  shares outstanding........................................                  $      11.00
                                                                              ============
Class II--Based on net assets of $1,251.11 and 113.582
  shares outstanding........................................                  $      11.02
                                                                              ============
Class III--Based on net assets of $1,387,277 and 126,238
  shares outstanding........................................                  $      10.99
                                                                              ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 1,476,173
Securities lending--net.....................................                     14,978
Interest from affiliates....................................                      9,411
                                                                            -----------
Total income................................................                  1,500,562
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,226,539
Accounting services.........................................      87,631
Custodian fees..............................................      60,886
Professional fees...........................................      31,605
Printing and shareholder reports............................      16,893
Directors' fees and expenses................................      11,225
Transfer agent fees--Class I................................       5,011
Distribution fees--Class III................................       2,259
Pricing services............................................       1,169
Transfer agent fees--Class III..............................          25
Other.......................................................      11,420
                                                              ----------
Total expenses before waiver................................   1,454,663
Waiver of expenses..........................................    (327,109)
                                                              ----------
Total expenses after waiver.................................                  1,127,554
                                                                            -----------
Investment income--net......................................                    373,008
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                 13,078,125
Change in unrealized appreciation on investments--net.......                  6,687,082
                                                                            -----------
Total realized and unrealized gain--net.....................                 19,765,207
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $20,138,215
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              -----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005            2004
-------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $    373,008    $    357,784
Realized gain (loss)--net...................................    13,078,125        (485,113)
Change in unrealized appreciation--net......................     6,687,082      10,985,604
                                                              ------------    ------------
Net increase in net assets resulting from operations........    20,138,215      10,858,275
                                                              ------------    ------------
-------------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................      (369,824)       (409,486)
  Class II..................................................            (2)             (3)
  Class III.................................................          (192)           (515)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................      (370,018)       (410,004)
                                                              ------------    ------------
-------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................     5,188,071      84,692,730
                                                              ------------    ------------
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    24,956,268      95,141,001
Beginning of year...........................................   181,838,429      86,697,428
                                                              ------------    ------------
End of year*................................................  $206,794,697    $181,838,429
                                                              ============    ============
-------------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................            --    $    (20,240)
                                                              ============    ============
-------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                   CLASS I
                                                           -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              -------------------------------------------------------
FINANCIAL STATEMENTS.                                        2005       2004        2003        2002        2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $   9.96   $   9.26    $   6.91    $   9.02    $   9.95
                                                           --------   --------    --------    --------    --------
Investment income (loss)--net*...........................       .02        .02        (.03)       (.04)       (.03)
Realized and unrealized gain (loss)--net.................      1.04        .70        2.38       (2.07)       (.90)
                                                           --------   --------    --------    --------    --------
Total from investment operations.........................      1.06        .72        2.35       (2.11)       (.93)
                                                           --------   --------    --------    --------    --------
Less dividends from investment income--net...............      (.02)      (.02)         --          --          --+
                                                           --------   --------    --------    --------    --------
Net asset value, end of year.............................  $  11.00   $   9.96    $   9.26    $   6.91    $   9.02
                                                           ========   ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:++
Based on net asset value per share.......................    10.64%      7.80%      34.01%     (23.39%)     (9.32%)
                                                           ========   ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver and/or reimbursement and
  excluding reorganization expenses......................      .60%       .79%       1.02%       1.18%       1.15%
                                                           ========   ========    ========    ========    ========
Expenses, net of waiver and/or reimbursement.............      .60%       .79%       1.03%       1.18%       1.15%
                                                           ========   ========    ========    ========    ========
Expenses.................................................      .77%       .79%       1.03%       1.18%       1.15%
                                                           ========   ========    ========    ========    ========
Investment income (loss)--net............................      .20%       .23%       (.39%)      (.55%)      (.29%)
                                                           ========   ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $205,406   $181,406    $ 86,697    $ 45,100    $ 47,868
                                                           ========   ========    ========    ========    ========
Portfolio turnover.......................................   105.49%    155.48%     140.87%     133.57%     172.49%
                                                           ========   ========    ========    ========    ========
------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

+  Amount is less than $(.01) per share.

++ Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              ----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED         SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   9.96              $   8.84
                                                                  --------              --------
Investment income--net***...................................           .03                   .03
Realized and unrealized gain--net...........................          1.05                  1.11
                                                                  --------              --------
Total from investment operations............................          1.08                  1.14
                                                                  --------              --------
Less dividends from investment income--net..................          (.02)                 (.02)
                                                                  --------              --------
Net asset value, end of period..............................      $  11.02              $   9.96
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        10.84%                12.92%++
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................          .60%                  .79%*
                                                                  ========              ========
Expenses....................................................          .77%                  .79%*
                                                                  ========              ========
Investment income--net......................................          .29%                 1.04%*
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1              $      1
                                                                  ========              ========
Portfolio turnover..........................................       105.49%               155.48%
                                                                  ========              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                              ----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED            MAY 19, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   9.95              $   8.92
                                                                  --------              --------
Investment income (loss)--net***............................            --++                 .02
Realized and unrealized gain--net...........................          1.04                  1.02
                                                                  --------              --------
Total from investment operations............................          1.04                  1.04
                                                                  --------              --------
Less dividends from investment income--net..................            --++                (.01)
                                                                  --------              --------
Net asset value, end of period..............................      $  10.99              $   9.95
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        10.47%                11.68%+++
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver.....................................          .84%                 1.05%*
                                                                  ========              ========
Expenses....................................................         1.02%                 1.05%*
                                                                  ========              ========
Investment income (loss)--net...............................         (.01%)                 .28%*
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $  1,387              $    431
                                                                  ========              ========
Portfolio turnover..........................................       105.49%               155.48%
                                                                  ========              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

+++   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Growth V.I. Fund (formerly Merrill Lynch Large Cap Growth V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on

--------------------------------------------------------------------------------

the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $17,250 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to an overdistribution of taxable income. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets. For the period May 23, 2005 to September 23, 2005, MLIM agreed to waive a portion of the investment advisory fees, which was when the Investment Advisory Agreement was approved. For the year ended December 31, 2005, MLIM earned fees of $1,226,539 of which $327,109 was waived.

  Pursuant to the Distribution Plan adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at an annual rate of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of December 31, 2005, the Fund lent securities with a value of $1,265,226 to MLPF&S or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $6,480 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $7,718 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $205,118,183 and $200,374,070, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions were $5,188,071 and

--------------------------------------------------------------------------------

$84,692,730 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,820,794    $ 28,607,917
Shares issued to shareholders in
 reinvestment of dividends...........      33,620         369,824
                                       ----------    ------------
Total issued.........................   2,854,414      28,977,741
Shares redeemed......................  (2,408,507)    (24,631,047)
                                       ----------    ------------
Net increase.........................     445,907    $  4,346,694
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................  11,633,263    $110,505,696
Shares issued to shareholders in
 reinvestment of dividends...........      41,113         409,486
                                       ----------    ------------
Total issued.........................  11,674,376     110,915,182
Shares redeemed......................  (2,821,776)    (26,597,495)
                                       ----------    ------------
Net increase.........................   8,852,600    $ 84,317,687
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    --*       $2
                                                   ----       --
Net increase....................................    --*       $2
                                                   ====       ==
------------------------------------------------------------------

* Amount is less than 1 share.

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   113      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................    --*          3
                                                   ---      ------
Net increase....................................   113      $1,003
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

* Amount is less than 1 share.

-----------------------------------------------------------------
Class III Shares for the Year Ended                       Dollar
December 31, 2005                              Shares     Amount
-----------------------------------------------------------------
Shares sold..................................  89,365    $907,323
Shares issued to shareholders in reinvestment
 of dividends................................      17         192
                                               ------    --------
Total issued.................................  89,382     907,515
Shares redeemed..............................  (6,479)    (66,140)
                                               ------    --------
Net increase.................................  82,903    $841,375
                                               ======    ========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Period                          Dollar
May 19, 2004+ to December 31, 2004           Shares      Amount
-----------------------------------------------------------------
Shares sold................................   77,502    $ 687,997
Shares issued to shareholders in
 reinvestment of dividends.................       52          515
                                             -------    ---------
Total issued...............................   77,554      688,512
Shares redeemed............................  (34,219)    (314,472)
                                             -------    ---------
Net increase...............................   43,335    $ 374,040
                                             =======    =========
-----------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                             12/31/05    12/31/04
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income...........................  $370,018    $410,004
                                             --------    --------
Total taxable distributions................  $370,018    $410,004
                                             ========    ========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net.................  $         --
Undistributed long-term capital gains--net.........            --
                                                     ------------
Total undistributed earnings--net..................            --
Capital loss carryforward..........................   (68,219,012)*
Unrealized gains--net..............................    30,031,224**
                                                     ------------
Total accumulated losses--net......................  $(38,187,788)
                                                     ============
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $68,219,012, of which $47,962,626 expires in 2008, $19,237,460 expires in
   2009 and $1,018,926 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Growth V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Large Cap Growth V.I. Fund (formerly, Merrill Lynch Large Cap Growth V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Large Cap Growth V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY LARGE CAP VALUE V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund significantly outperformed its benchmark and its comparable Lipper category average for the period, benefiting primarily from successful stock selection across various sectors.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, the Mercury Large Cap Value V.I. Fund's Class I Shares had a total return of +17.39%. Fund results significantly exceeded the +7.05% return of the benchmark Russell 1000 Value Index and the +5.70% average return of the Lipper Multi-Cap Value Funds (Variable Products) category for the same period. (Funds in this Lipper category invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth compared to the S&P SuperComposite 1500 Index.)

  The Fund invests primarily in a diversified portfolio of large cap companies selected from securities found in the Russell 1000 Value Index. Stock selection in health care (particularly health care providers and services), financials (notably insurance) and consumer discretionary (especially retailers and media) benefited Fund results during the year. In the energy sector, the combination of a sector overweight and effective stock selection, particularly among oil, gas and consumable fuel stocks, enhanced returns. Conversely, our positions in the industrials and consumer staples sectors detracted from the Fund's relative results, although not enough to derail the significant outperformance for the fiscal period.

  At the individual stock level, the largest positive contributors to performance during the 12-month period were Valero Energy Corp., Apple Computer, Inc, Burlington Resources, Inc., Sunoco, Inc. and Humana, Inc. Additionally, our underweighting in Verizon Communications, Inc. had a positive impact on the Fund's overall performance. Detracting most from relative returns were our positions in Ford Motor Co., QLogic Corp., Altria Group, Inc., U.S. Steel Corp. and Xerox Corp.

  Because the Fund invests in large-capitalization stocks that represent a significant part of the U.S. stock market, its portfolio was influenced by the same economic and market events that affected the broader stock market during the year. After posting impressive gains in the fourth quarter of 2004, the major equity indexes struggled to find their footing in the early months of 2005. The rally that followed the conclusion of the presidential election in 2004 was hampered by concerns over inflation, a weak U.S. dollar and continuing "measured" short-term interest rate increases by the Federal Reserve Board (the
Fed). By December 31, 2005, the Fed had raised interest rates 13 consecutive times since June 2004, bringing the target short-term interest rate from a historic low of 1% to 4.25%.

  Energy prices, particularly crude oil and natural gas prices, fluctuated as production disruptions related to the hurricanes in the U.S. Gulf Coast region pushed the price of crude to record highs and triggered a spike in gasoline prices for consumers in September. By November, however, energy prices had declined and the U.S. economy showed its resilience, with positive reports on manufacturing, new-housing starts and corporate and consumer spending. Additionally, gross domestic product growth exceeded 3% for the tenth straight quarter, the longest unbroken streak since a 13-quarter run ended in March 1986.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  For some time now, we have enjoyed the benefits of a procyclical bias in the portfolio--a focus we maintained throughout the current reporting period. Our stock selection process continued to lead us to sectors and stocks positioned to benefit most in an improving economy.

  Overall, we continued to identify companies with favorable growth characteristics and earnings developments, selling at attractive relative valuations. As a result of our bottom-up process, we increased the Fund's positions in the health care, energy and financials sectors, while reducing exposure to industrials, materials, consumer discretionary and consumer staples.

  The largest purchases during the period included Pfizer, Inc., Citigroup, Inc., Goldman Sachs Group, Inc., Exxon Mobil Corp. and Merck & Co. The largest sales included General Electric Co., Citigroup, Inc., Chevron Corp., Chubb Corp. and TXU Corp. These transactions reflected our ongoing refinement of the portfolio, as we continue to look for stocks that best meet our investment criteria while pruning those that

--------------------------------------------------------------------------------

have deteriorated versus our original assessment.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  We ended the period with a portfolio make-up that generally continued to reflect our procyclical bias. The Fund's largest overweights as of December 31, 2005 were in information technology, which we believe should benefit from strong earnings growth, as well as energy and health care. The largest underweights were in telecommunication services and consumer staples.

  As the Fed's monetary tightening program winds down, we expect to see a mid-cycle economic slowdown in the United States led by slowing consumer spending. This has already begun as the housing market has softened. In our view, this trend--along with the measured rise in short-term interest rates by the Fed over the past 18 months, the 50% increase in the price of oil over the past year and a U.S. savings rate that is virtually non-existent--will result in slowing economic growth for the United States. Our hope is that the corporate earnings disappointments that generally result from such an economic slowdown will not be so severe as to cause too much of a correction in the stock markets.

  We anticipate a bumpy period as earnings expectations are downgraded, but we also believe that any setbacks should trigger buying opportunities.

Robert C. Doll, Jr.
President, Director
and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                                MERCURY LARGE CAP VALUE V.I.
                                                                   FUND+--CLASS I SHARES*           RUSSELL 1000 VALUE INDEX++
                                                                ----------------------------        --------------------------
4/23/01**                                                                  10000                              10000
12/01                                                                      10299                               9776
12/02                                                                       8999                               8259
12/03                                                                      12057                              10739
12/04                                                                      14515                              12510
12/05                                                                      17039                              13393

[PERFORMANCE GRAPH]

                                                MERCURY LARGE CAP VALUE     MERCURY LARGE CAP VALUE
                                                 V.I. FUND+--CLASS II        V.I. FUND+--CLASS III
                                                        SHARES*                     SHARES*            RUSSELL 1000 VALUE INDEX++
                                                -----------------------     -----------------------    --------------------------
9/30/04**                                              10000.00                    10000.00                     10000.00
12/04                                                  11280.00                    11280.00                     11038.00
12/05                                                  13242.00                    13242.00                     11816.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
** Commencement of operations.
+ The Fund invests primarily in equity securities of large cap companies that Fund management selects from among those included in the unmanaged Russell 1000 Value Index.
++ This unmanaged broad-based index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +17.39%
--------------------------------------------------------------------------
Inception (4/23/01) through 12/31/05                             +12.03
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +17.39%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +25.14
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUND, INC.
Mercury Large Cap Value V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +17.39%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +25.14
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +9.65%         +17.39%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +9.58          +17.39
-----------------------------------------------------------------------------------------
Class III Shares*                                                +9.58          +17.39
-----------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                                    +5.20          + 7.05
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset value for the period shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price-to-book ratios and have lower forecasted growth values.

Past results shown should not be considered a representation of future performance.

Russell 1000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,096.50             $4.47
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,095.80             $4.47
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,095.80             $4.47
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.84             $4.31
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.84             $4.31
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.84             $4.31
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.85% for Class I, .85% for Class II and .85% for Class
   III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately 1.00% and 1.10%, the actual expenses paid would have been approximately $5.25 and $5.78, and the hypothetical expenses paid would have been approximately $5.06 and $5.57 for Class II and Class III, respectively.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                 PERCENT OF
SECTOR REPRESENTATION                                         TOTAL INVESTMENTS
-------------------------------------------------------------------------------
Financial Services..........................................        27.1%

Energy......................................................        23.6

Health Care.................................................        16.3

Information Technology......................................        14.5

Consumer Discretionary......................................         5.7

Producer Durables...........................................         4.3

Materials & Processing......................................         3.2

Utilities...................................................         2.2

Consumer Staples............................................         1.4

Telecommunication Services..................................         1.1

Auto & Transportation.......................................         0.6

-------------------------------------------------------------------------------

For Fund compliance purposes, the Fund's sector classifications refer to any one of more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                     HELD                       COMMON STOCKS                      VALUE
--------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.4%                  27,000      Lockheed Martin Corp. .........................  $  1,718,010
                                           44,000      Northrop Grumman Corp. ........................     2,644,840
                                           20,000      Raytheon Co. ..................................       803,000
                                                                                                        ------------
                                                                                                           5,165,850
--------------------------------------------------------------------------------------------------------------------
AUTOMOBILES--0.6%                         153,000      Ford Motor Co. ................................     1,181,160
--------------------------------------------------------------------------------------------------------------------
BEVERAGES--1.4%                            76,000      The Coca-Cola Co. .............................     3,063,560
--------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.0%                        82,000      Applera Corp.--Applied Biosystems Group........     2,177,920
--------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--4.1%                      29,000      Goldman Sachs Group, Inc. .....................     3,703,590
                                           26,000      Lehman Brothers Holdings, Inc. ................     3,332,420
                                           31,000      State Street Corp. ............................     1,718,640
                                                                                                        ------------
                                                                                                           8,754,650
--------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.9%                            38,000      Eastman Chemical Co. ..........................     1,960,420
--------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.0%                     46,000      Bank of America Corp. .........................     2,122,900
--------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.2%            113,000      Motorola, Inc. ................................     2,552,670
--------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--4.8%              30,000      Apple Computer, Inc.(a)........................     2,156,700
                                          173,000      Hewlett-Packard Co. ...........................     4,952,990
                                           48,000      NCR Corp.(a)...................................     1,629,120
                                           45,000      QLogic Corp.(a)................................     1,462,950
                                                                                                        ------------
                                                                                                          10,201,760
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--4.6%       45,000      CIT Group, Inc. ...............................     2,330,100
                                           91,000      Citigroup, Inc. ...............................     4,416,230
                                           13,000      JPMorgan Chase & Co. ..........................       515,970
                                           53,000      Principal Financial Group, Inc. ...............     2,513,790
                                                                                                        ------------
                                                                                                           9,776,090
--------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION             427,000      Qwest Communications International Inc.(a).....     2,412,550
SERVICES--1.1%
--------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--2.2%                   35,000      American Electric Power Co., Inc. .............     1,298,150
                                           51,000      Edison International...........................     2,224,110
                                           63,000      Northeast Utilities............................     1,240,470
                                                                                                        ------------
                                                                                                           4,762,730
--------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.0%                 35,000      Rockwell Automation, Inc. .....................     2,070,600
--------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                     64,000      Agilent Technologies, Inc.(a)..................     2,130,560
INSTRUMENTS--1.3%                         193,000      Solectron Corp.(a).............................       706,380
                                                                                                        ------------
                                                                                                           2,836,940
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%     25,000      Becton Dickinson & Co. ........................     1,502,000
--------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--8.7%     25,000      Aetna, Inc. ...................................     2,357,750
                                           58,000      AmerisourceBergen Corp. .......................     2,401,200
                                           37,000      Cardinal Health, Inc. .........................     2,543,750
                                           44,000      Caremark Rx, Inc.(a)...........................     2,278,760
                                           24,000      Cigna Corp. ...................................     2,680,800
                                           30,000      HCA, Inc. .....................................     1,515,000
                                           44,000      Humana, Inc.(a)................................     2,390,520
                                           47,000      McKesson Corp. ................................     2,424,730
                                                                                                        ------------
                                                                                                          18,592,510
--------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--1.5%                   25,000      Beazer Homes USA, Inc. ........................     1,821,000
                                           20,000      Ryland Group, Inc. ............................     1,442,600
                                                                                                        ------------
                                                                                                           3,263,600
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                     HELD                       COMMON STOCKS                      VALUE
--------------------------------------------------------------------------------------------------------------------
IT SERVICES--1.8%                          48,000      CheckFree Corp.(a).............................  $  2,203,200
                                           31,000      Computer Sciences Corp.(a).....................     1,569,840
                                                                                                        ------------
                                                                                                           3,773,040
--------------------------------------------------------------------------------------------------------------------
INSURANCE--13.8%                           70,000      AON Corp. .....................................     2,516,500
                                           42,000      The Allstate Corp. ............................     2,270,940
                                           31,000      Hartford Financial Services Group, Inc. .......     2,662,590
                                           47,000      Lincoln National Corp. ........................     2,492,410
                                            8,000      Loews Corp. ...................................       758,800
                                           57,000      Metlife, Inc. .................................     2,793,000
                                           24,000      Nationwide Financial Services, Inc. Class A....     1,056,000
                                           17,000      The Progressive Corp. .........................     1,985,260
                                           46,000      Prudential Financial, Inc. ....................     3,366,740
                                           38,000      Safeco Corp. ..................................     2,147,000
                                           71,000      The St. Paul Travelers Cos., Inc. .............     3,171,570
                                          100,000      UnumProvident Corp. ...........................     2,275,000
                                           43,500      W.R. Berkley Corp. ............................     2,071,470
                                                                                                        ------------
                                                                                                          29,567,280
--------------------------------------------------------------------------------------------------------------------
MACHINERY--1.0%                            20,000      ITT Industries, Inc. ..........................     2,056,400
--------------------------------------------------------------------------------------------------------------------
MEDIA--1.6%                               103,000      Viacom, Inc. Class B(a)........................     3,357,800
--------------------------------------------------------------------------------------------------------------------
METALS & MINING--2.3%                      39,000      Nucor Corp. ...................................     2,602,080
                                           16,000      Phelps Dodge Corp. ............................     2,301,920
                                                                                                        ------------
                                                                                                           4,904,000
--------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--2.0%                     45,000      JC Penney Co., Inc. ...........................     2,502,000
                                           50,000      Nordstrom, Inc. ...............................     1,870,000
                                                                                                        ------------
                                                                                                           4,372,000
--------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--23.6%         18,000      Amerada Hess Corp. ............................     2,282,760
                                           32,000      Anadarko Petroleum Corp. ......................     3,032,000
                                           39,000      Apache Corp. ..................................     2,672,280
                                           38,000      Burlington Resources, Inc. ....................     3,275,600
                                           29,000      Chevron Corp. .................................     1,646,330
                                           76,000      ConocoPhillips.................................     4,421,680
                                           49,000      Devon Energy Corp. ............................     3,064,460
                                          234,000      Exxon Mobil Corp. .............................    13,143,780
                                           27,000      Kerr-McGee Corp. ..............................     2,453,220
                                           46,000      Marathon Oil Corp. ............................     2,804,620
                                           41,000      Occidental Petroleum Corp. ....................     3,275,080
                                           12,000      Pioneer Natural Resources Co. .................       615,240
                                           29,000      Sunoco, Inc. ..................................     2,273,020
                                           39,000      Tesoro Corp. ..................................     2,400,450
                                           60,000      Valero Energy Corp. ...........................     3,096,000
                                                                                                        ------------
                                                                                                          50,456,520
--------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--5.9%                     117,000      Merck & Co., Inc. .............................     3,721,770
                                          294,000      Pfizer, Inc. ..................................     6,856,080
                                           66,000      Watson Pharmaceuticals, Inc.(a)................     2,145,660
                                                                                                        ------------
                                                                                                          12,723,510
--------------------------------------------------------------------------------------------------------------------
SOFTWARE--5.5%                             39,000      Autodesk, Inc. ................................     1,675,050
                                           82,000      BMC Software, Inc.(a)..........................     1,680,180
                                           40,000      Cadence Design Systems, Inc.(a)................       676,800
                                          249,000      Compuware Corp.(a).............................     2,233,530
                                           63,000      McAfee, Inc.(a)................................     1,709,190
                                          267,000      Novell, Inc.(a)................................     2,357,610
                                          112,000      Oracle Corp.(a)................................     1,367,520
                                                                                                        ------------
                                                                                                          11,699,880
--------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.5%                     47,000      American Eagle Outfitters......................     1,080,060
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

                                           SHARES
INDUSTRY                                     HELD                       COMMON STOCKS                      VALUE
--------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.6%           32,000      Astoria Financial Corp. .......................  $    940,800
                                           62,000      Countrywide Financial Corp. ...................     2,119,780
                                           37,000      MGIC Investment Corp. .........................     2,435,340
                                           57,000      The PMI Group, Inc. ...........................     2,340,990
                                                                                                        ------------
                                                                                                           7,836,910
--------------------------------------------------------------------------------------------------------------------
                                                       TOTAL INVESTMENTS
                                                       (COST--$172,502,205*)--100.1%..................   214,225,310
                                                       LIABILITIES IN EXCESS OF OTHER
                                                       ASSETS--(0.1%).................................      (189,848)
                                                                                                        ------------
                                                       NET ASSETS--100.0%.............................  $214,035,462
                                                                                                        ============
--------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $172,759,232
                                                               ============
Gross unrealized appreciation...............................   $ 44,951,672
Gross unrealized depreciation...............................     (3,485,594)
                                                               ------------
Net unrealized appreciation.................................   $ 41,466,078
                                                               ============

(a)  Non-income producing security.

     Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

----------------------------------------------------------------------------------
                                                                 NET      INTEREST
AFFILIATE                                                      ACTIVITY    INCOME
----------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(25,141)  $32,289
Merrill Lynch Liquidity Series, LLC Money Market Series.....         --   $    90
----------------------------------------------------------------------------------

- For Fund compliance purposes, the Fund's industry classifications refer to any one of more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$172,502,205).......................................                 $214,225,310
Receivables:
  Dividends.................................................  $   217,117
  Capital shares sold.......................................      122,182
  Interest from affiliates..................................        4,762         344,061
                                                              -----------
Prepaid expenses............................................                        1,491
                                                                             ------------
Total assets................................................                  214,570,862
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Custodian.................................................      365,245
  Investment adviser........................................      124,122
  Capital shares redeemed...................................       18,788
  Other affiliates..........................................        3,176         511,331
                                                              -----------
Accrued expenses............................................                       24,069
                                                                             ------------
Total liabilities...........................................                      535,400
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $214,035,462
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,495,870
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                            9
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                            9
Paid-in capital in excess of par............................                  170,186,483
Undistributed investment income--net........................  $        90
Undistributed realized capital gains--net...................      629,896
Unrealized appreciation--net................................   41,723,105
                                                              -----------
Total accumulated earnings--net.............................                   42,353,091
                                                                             ------------
NET ASSETS..................................................                 $214,035,462
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $214,032,814 and 14,958,702
  shares outstanding........................................                 $      14.31
                                                                             ============
Class II--Based on net assets of $1,324 and 92.5 shares
  outstanding...............................................                 $      14.31
                                                                             ============
Class III--Based on net assets of $1,324 and 92.5 shares
  outstanding...............................................                 $      14.31
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends...................................................                $ 2,582,293
Interest from affiliates....................................                     32,289
Securities lending--net.....................................                         90
                                                                            -----------
Total income................................................                  2,614,672
                                                                            -----------
----------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $1,318,767
Accounting services.........................................      77,824
Professional fees...........................................      30,790
Custodian fees..............................................      25,849
Printing and shareholder reports............................      14,314
Directors' fees and expenses................................      10,260
Transfer agent fees--Class I................................       5,000
Pricing services............................................       1,169
Other.......................................................      10,605
                                                              ----------
Total expenses..............................................                  1,494,578
                                                                            -----------
Investment income--net......................................                  1,120,094
                                                                            -----------
----------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN--NET:
Realized gain on investments--net...........................                 12,928,717
Change in unrealized appreciation on investments--net.......                 14,360,274
                                                                            -----------
Total realized and unrealized gain--net.....................                 27,288,991
                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $28,409,085
                                                                            ===========
----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                  FOR THE YEAR ENDED
                                                                     DECEMBER 31,
                                                              ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $  1,120,094   $  1,128,261
Realized gain--net..........................................    12,928,717     16,533,567
Change in unrealized appreciation--net......................    14,360,274      6,447,861
                                                              ------------   ------------
Net increase in net assets resulting from operations........    28,409,085     24,109,689
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
DIVIDENDS & DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,119,990)    (1,131,170)
  Class II..................................................            (7)            (9)
  Class III.................................................            (7)            (9)
Realized gain--net:
  Class I...................................................   (16,560,631)    (8,891,973)
  Class II..................................................          (108)           (68)
  Class III.................................................          (108)           (68)
                                                              ------------   ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (17,680,851)   (10,023,297)
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net increase in net assets derived from capital share
  transactions..............................................    54,820,505     27,960,987
                                                              ------------   ------------
-----------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................    65,548,739     42,047,379
Beginning of year...........................................   148,486,723    106,439,344
                                                              ------------   ------------
End of year*................................................  $214,035,462   $148,486,723
                                                              ============   ============
-----------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $         90             --
                                                              ============   ============
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                               CLASS I
                                                    --------------------------------------------------------------
                                                                                                   FOR THE PERIOD
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE              FOR THE YEAR ENDED DECEMBER 31,          APRIL 23, 2001+
BEEN DERIVED FROM INFORMATION PROVIDED IN THE       --------------------------------------------   TO DECEMBER 31,
FINANCIAL STATEMENTS.                                 2005        2004        2003        2002          2001
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..............  $  13.36    $  11.90    $   8.92    $  10.26       $ 10.00
                                                    --------    --------    --------    --------       -------
Investment income--net............................       .09**       .12**       .06**       .08**         .02
Realized and unrealized gain (loss)--net..........      2.19        2.31        2.97       (1.37)          .28
                                                    --------    --------    --------    --------       -------
Total from investment operations..................      2.28        2.43        3.03       (1.29)          .30
                                                    --------    --------    --------    --------       -------
Less dividends and distributions:
  Investment income--net..........................      (.08)       (.11)       (.05)       (.05)         (.04)
  Realized gain--net..............................     (1.25)       (.86)         --          --            --
                                                    --------    --------    --------    --------       -------
Total dividends and distributions.................     (1.33)       (.97)       (.05)       (.05)         (.04)
                                                    --------    --------    --------    --------       -------
Net asset value, end of period....................  $  14.31    $  13.36    $  11.90    $   8.92       $ 10.26
                                                    ========    ========    ========    ========       =======
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share................    17.39%      20.38%      33.98%     (12.62%)        2.99%++
                                                    ========    ========    ========    ========       =======
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of waiver...........................      .85%        .85%        .85%        .95%         1.25%*
                                                    ========    ========    ========    ========       =======
Expenses..........................................      .85%        .85%        .85%        .95%         1.65%*
                                                    ========    ========    ========    ========       =======
Investment income--net............................      .64%        .91%        .56%        .81%          .64%*
                                                    ========    ========    ========    ========       =======
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..........  $214,033    $148,484    $106,439    $ 68,775       $16,103
                                                    ========    ========    ========    ========       =======
Portfolio turnover................................    74.16%     116.06%     127.48%     101.99%        64.52%
                                                    ========    ========    ========    ========       =======
------------------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              ----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED         SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 13.36              $  12.70
                                                                   -------              --------
Investment income--net***...................................           .09                   .04
Realized and unrealized gain--net...........................          2.19                  1.59
                                                                   -------              --------
Total from investment operations............................          2.28                  1.63
                                                                   -------              --------
Less dividends and distributions:
  Investment income--net....................................          (.08)                 (.11)
  Realized gain--net........................................         (1.25)                 (.86)
                                                                   -------              --------
Total dividends and distributions...........................         (1.33)                 (.97)
                                                                   -------              --------
Net asset value, end of period..............................       $ 14.31              $  13.36
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        17.39%                12.80%++
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .85%                  .85%*
                                                                   =======              ========
Investment income--net......................................          .67%                 1.31%*
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1              $      1
                                                                   =======              ========
Portfolio turnover..........................................        74.16%               116.06%
                                                                   =======              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                              ----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                    FOR THE YEAR         FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                       ENDED         SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $ 13.36              $  12.70
                                                                   -------              --------
Investment income--net***...................................           .09                   .04
Realized and unrealized gain--net...........................          2.19                  1.59
                                                                   -------              --------
Total from investment operations............................          2.28                  1.63
                                                                   -------              --------
Less dividends and distributions:
  Investment income--net....................................          (.08)                 (.11)
  Realized gain--net........................................         (1.25)                 (.86)
                                                                   -------              --------
Total dividends and distributions...........................         (1.33)                 (.97)
                                                                   -------              --------
Net asset value, end of period..............................       $ 14.31              $  13.36
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................        17.39%                12.80%++
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .85%                  .85%*
                                                                   =======              ========
Investment income--net......................................          .67%                 1.31%*
                                                                   =======              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................       $     1              $      1
                                                                   =======              ========
Portfolio turnover..........................................        74.16%               116.06%
                                                                   =======              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Total investment returns exclude insurance-related fees and expenses.

*** Based on average shares outstanding.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Large Cap Value V.I. Fund (formerly Merrill Lynch Large Cap Value V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid or received is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned

--------------------------------------------------------------------------------

securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Custodian--The Fund recorded an amount payable to the custodian reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing distribution fees each month at the annual rates of .15% and ..25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $39 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, the Fund reimbursed MLIM $10,046 for certain accounting services.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $168,888,017 and $130,446,798, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net increase in net assets derived from capital share transactions was $54,820,505 and $27,960,987 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   4,378,878    $ 62,240,919
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................   1,249,361      17,680,621
                                       ----------    ------------
Total issued.........................   5,628,239      79,921,540
Shares redeemed......................  (1,779,616)    (25,101,265)
                                       ----------    ------------
Net increase.........................   3,848,623    $ 54,820,275
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................   2,967,526    $ 37,563,551
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.......................     749,674      10,023,143
                                       ----------    ------------
Total issued.........................   3,717,200      47,586,694
Shares redeemed......................  (1,552,535)    (19,627,859)
                                       ----------    ------------
Net increase.........................   2,164,665    $ 27,958,835
                                       ==========    ============
-----------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................      8      $115
                                                   ----      ----
Net increase....................................      8      $115
                                                   ====      ====
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    79      $1,000
Shares issued to shareholders in reinvestment of
 dividends and distributions....................     5          76
                                                    --      ------
Net increase....................................    84      $1,076
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends and distributions....................      8      $115
                                                   ----      ----
Net increase....................................      8      $115
                                                   ====      ====
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ December 31, 2004             Shares    Amount
------------------------------------------------------------------
Shares sold.....................................    79      $1,000
Shares issued to shareholders in reinvestment of
 dividends distributions........................     5          76
                                                    --      ------
Net increase....................................    84      $1,076
                                                    ==      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                       12/31/2005     12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $ 7,300,357    $ 1,826,931
 Net long-term capital gains.........   10,380,494      8,196,366
                                       -----------    -----------
Total taxable distributions..........  $17,680,851    $10,023,297
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................    $    22,221
Undistributed long-term capital gains--net........        864,792
                                                      -----------
Total undistributed earnings--net.................        887,013
Capital loss carryforward.........................             --
Unrealized gains--net.............................     41,466,078*
                                                      -----------
Total accumulated earnings--net...................    $42,353,091
                                                      ===========
-----------------------------------------------------------------

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Large Cap Value V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Large Cap Value V.I. Fund (formerly, Merrill Lynch Large Cap Value V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Large Cap Value V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------

       MERCURY UTILITIES AND
       -------------------------------------------------------------------------
       TELECOMMUNICATIONS V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund provided strong positive returns for the fiscal year, benefiting from favorable stock selection in the domestic electric utility sector and in several utility companies in Europe and Brazil.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Utilities and Telecommunications V.I. Fund's Class I Shares had a total return of +14.14%. For the same period, the Fund's benchmarks, the Standard & Poor's (S&P) 500 Index and the S&P Utility Index, posted respective returns of +4.91% and +16.84%, while the Lipper Utility Funds (Variable Products) category recorded an average return of +11.79%. (Funds in this Lipper category invest at least 65% of their equity portfolios in utility shares.)

  Stock selection in the domestic electric utility sector contributed significantly to the Fund's strong performance for the fiscal year. This sector continued to benefit from favorable dividend yields relative to the broader equity market, improving company fundamentals, and a mixed outlook for equity markets and U.S. interest rates. Moreover, several companies have the ability to pass rising fuel costs directly through to the end consumer and, therefore, were not affected by the higher input costs that many other industries have had to deal with following the hurricanes in the summer of 2005. Electric utility companies with above-average levels of electricity generation coming from nuclear plants also did well as their relatively lower generation costs enabled them to become extremely competitive.

  Several of our utility holdings in Europe and Brazil also added to the Fund's performance during the period. The managements of several of these companies are focused on future growth, selling non-core assets and exercising discipline in evaluating new opportunities. Moreover, rising electricity prices in unregulated markets also benefited several of these companies.

  Fund performance lagged that of the S&P Utility Index as utility stocks outperformed shares of telecommunications companies, which are not represented in the benchmark. The telecommunication services sector both in the United States and abroad continued to be challenged by declining wireline access lines and pricing pressures on some of the more competitive products. The need to increase capital expenditures in order to deploy new technologies also had a negative effect on the sector, as this reduced many companies' free cash flow. The net performance of this sector was negative during the period. The few exceptions have been those companies that have more wireless than wireline business, including Telus Corp. of Canada, or that are involved in potential merger-and-acquisition deals, such as Nextel Partners, Inc.

  Higher natural gas prices hindered the performance of our holdings in the relatively small natural gas utility sector. Although many of these companies have the ability to pass higher fuel costs through to consumers, investors became concerned about customers' ability to pay bills that may be about 20% higher than last year and the potential for higher allowances for bad debt. The net results will most likely not be seen until early 2006. Stock price performance from this group generally has been positive, albeit mainly in the single-digit percentage range.

  For the six-month period ended December 31, 2005, the Fund's Class I Shares had a total return of +4.22%. For the same period, the S&P 500 Index returned +5.77%, the S&P Utility Index returned +1.39%, and the Lipper Utility Funds (Variable Products) category posted an average return of +4.08%.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  Most notably, we reduced the Fund's exposure to the telecommunication services sector, trimming our commitment from 31.8% of net assets to 23.1%. The portfolio's weighting in diversified telecommunications companies declined from 27.1% of net assets to 18.6% during the 12-month period, while the allocation to the wireless telecommunications sector rose slightly from 8.3% of net assets to 8.9%.

  Some of the reductions in our weightings resulted from merger-and-acquisition activity, as Sprint Corp. purchased Nextel Communications, Inc., and Alltel Corp. completed its purchase of Western Wireless Corp. We also trimmed some of our European telecommunications holdings given their strong relative outperformance in 2004. We believe fundamentals in that sector are coming under pressure from increased competition and higher capital spending. In addition, merger-and-acquisition activity has accelerated, thereby increasing investors' uncertainty, particularly in the short term.

--------------------------------------------------------------------------------

  The Fund's position in the energy sector increased modestly from 4.3% of net assets to 6.6% year over year, but reached as high as 9.6% during the 12-month period. Concerns that the demand for natural gas and coal would outstrip supply presented investment opportunities. We reinvested the capital raised from our sales of telecommunications company shares into the energy sector. Consequently, the Fund posted strong performance in the third quarter of 2005, when many of the stocks we purchased hit new 52-week highs. As valuations became more expensive, we took profits in the energy sector, mainly through the sale of coal mining and production company stocks after their share prices had risen significantly. In addition, our discussions with many utility customers led us to believe that there most likely would not be a supply problem for the next several months. While it appears that we may have been a bit premature in reducing our exposure to coal companies, we believed that their valuation levels were high.

  Our weighting in the utility sector rose from approximately 58.6% of net assets at the start of the fiscal year to 62.4% at period-end. While reducing our positions in companies that we believed would experience relatively low growth going forward, we added to holdings that we deemed to have solid underlying fundamentals and visible earnings outlooks.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  At December 31, 2005, the portfolio consisted of 99 holdings across 13 countries. Two of the Fund's largest sector exposures were in electric utilities (27.8% of net assets) and diversified telecommunication services (15.3%), and the largest country weighting was in the United States, at 71.9% of net assets. We continue to seek capital appreciation and total return for our shareholders, and the majority of the stocks in the portfolio pay dividends.

  Our focus in the utility sector is on companies with the most visible earnings outlooks. We believe these companies have the potential to provide relatively high dividend payouts and maintain attractive valuations. Discussion of merger-and-acquisition activity within the sector continues. We also have a number of holdings that have unregulated energy generation, which may enable them to profit from rising electricity prices as current service contracts end and customers re-sign with the companies.

  Within the telecommunication services sector, we maintain our emphasis on companies with greater exposure to the wireless business, where we continue to see an increase in subscribers and more services available for customers. Looking ahead, we will monitor the integration and progress of the new AT&T, Inc. following its acquisition by SBC Communications. Similarly, we are watching the unfolding of the Verizon Communications, Inc./MCI, Inc. merger to see if the companies can find greater synergies (that is, arrangements that are mutually beneficial to the parties involved). In addition, we will see new stocks come into the market as Sprint splits into separate wireline and wireless companies. Alltel Corp. also recently announced a split of its wireline and wireless businesses. We believe these types of restructurings could prompt some of the larger telecommunications carriers, such as Verizon Communications, to spin off some of their access lines if the companies' valuation levels become very attractive.

  We believe the Fund is appropriately positioned with stocks that we believe will show better-than-average price appreciation. We also have some holdings that offer dividend yields that exceed their respective group averages. However, we have underweighted these stocks given the potential that their returns could lag those of U.S. Treasury securities in the current environment of rising interest rates.

Kathleen M. Anderson
Vice President and Portfolio Manager

January 20, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------

[PERFORMANCE GRAPH]

                                                  MERCURY UTILITIES AND
                                                 TELECOMMUNICATIONS V.I.
                                                 FUND+--CLASS I SHARES*          S&P 500 INDEX++         S&P UTILITIES INDEX+++
                                                 -----------------------         ---------------         ----------------------
12/95                                                     10000                       10000                       10000
12/96                                                     11296                       12296                       10568
12/97                                                     14222                       16398                       13173
12/98                                                     17644                       21085                       15128
12/99                                                     19872                       25521                       13739
12/00                                                     19333                       23198                       21595
12/01                                                     16624                       20441                       15022
12/02                                                     13504                       15923                       10516
12/03                                                     16231                       20491                       13278
12/04                                                     20405                       22720                       16501
12/05                                                     23289                       23836                       19280

[PERFORMANCE GRAPH]

                                    MERCURY UTILITIES AND   MERCURY UTILITIES AND
                                     TELECOMMUNICATIONS      TELECOMMUNICATIONS
                                    V.I. FUND+--CLASS II    V.I. FUND+--CLASS III
                                           SHARES*                 SHARES*            S&P 500 INDEX++      S&P UTILITIES INDEX+++
                                    ---------------------   ---------------------     ---------------      ----------------------
9/30/04**                                 10000.00                10000.00                10000.00                10000.00
12/04                                     11369.00                11369.00                10923.00                11218.00
12/05                                     12976.00                12976.00                11460.00                13108.00

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A Shares were redesignated Class I Shares.
**  Commencement of operations.
+ The Fund invests at least 80% of its net assets in a diversified portfolio of equity and debt securities issued by utility companies.
++ This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.
+++ This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +14.14%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        + 3.79
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         + 8.82
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +14.14%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +23.13
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +14.14%
--------------------------------------------------------------------------
Inception (9/30/04) through 12/31/05                             +23.13
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH     STANDARDIZED
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN   30-DAY YIELD
--------------------------------------------------------------------------------------------------------
Class I Shares*                                                  +4.22%         +14.14%         2.18%
--------------------------------------------------------------------------------------------------------
Class II Shares*                                                 +4.32          +14.14            --
--------------------------------------------------------------------------------------------------------
Class III Shares*                                                +4.32          +14.14            --
--------------------------------------------------------------------------------------------------------
S&P 500(R) Index**                                               +5.77          + 4.91            --
--------------------------------------------------------------------------------------------------------
S&P Utilities Index***                                           +1.39          +16.84            --
--------------------------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. Returns do not show the effects of distribution fees (12b-1 fees) applicable to Class II and Class III Shares because these fees have not yet been charged. If such fees were included, returns shown would have been lower.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

*** This unmanaged capitalization Index is comprised of all stocks designed to measure the performance of electric and natural gas utilities within the S&P 500 Index.

Past results shown should not be considered a representation of future performance.

S&P 500 is a registered trademark of the McGraw-Hill Companies.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,042.20             $4.25
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,043.20             $4.25
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,043.20             $4.25
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.94             $4.20
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.94             $4.20
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,020.94             $4.20
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.83% for Class I, .83% for Class II and .83% for Class
   III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Currently, Class II and Class III have money only from an affiliated entity and are not accruing their distribution fees (12b-1 fees). If, during the period, the distribution fees were accrued, the actual expense ratios would have been approximately .98% and 1.08%, the actual expenses paid would have been approximately $5.02 and $5.53, and the hypothetical expenses paid would have been approximately $4.96 and $5.47 for Class II and Class III, respectively.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                  PERCENT OF
INDUSTRY REPRESENTATION                                        TOTAL INVESTMENTS
--------------------------------------------------------------------------------
Electric Utilities..........................................        28.3%
Multi-Utilities.............................................         17.6
Diversified Telecommunication Services......................         15.6
Independent Power Producers & Energy Traders................         13.3
Wireless Telecommunication Services.........................          7.9
Gas Utilities...............................................          5.5
Oil, Gas & Consumable Fuels.................................          5.3
Media.......................................................          2.3
Energy Equipment & Services.................................          1.4
Commercial Services & Supplies..............................          0.4
Other*......................................................          2.4
--------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.

     For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2005                (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
AUSTRIA--0.4%       DIVERSIFIED TELECOMMUNICATION        5,000    Telekom Austria AG(a)..................  $   223,000
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN AUSTRIA.........      223,000
----------------------------------------------------------------------------------------------------------------------
BELGIUM--0.4%       WIRELESS TELECOMMUNICATION          11,000    Telenet Group Holding NV(b)............      205,006
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BELGIUM.........      205,006
----------------------------------------------------------------------------------------------------------------------
BRAZIL--2.2%        DIVERSIFIED TELECOMMUNICATION        6,400    Brasil Telecom Participacoes SA(a).....      239,040
                    SERVICES--0.8%
                                                        10,000    Tele Norte Leste Participacoes SA(a)...      179,200
                                                                                                           -----------
                                                                                                               418,240
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--1.4%            10,400    CPFL Energia SA(a).....................      362,440
                                                        31,400    EDP--Energias do Brasil SA.............      368,249
                                                                                                           -----------
                                                                                                               730,689
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &          100    Tractebel Energia SA...................          644
                    ENERGY TRADERS--0.0%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN BRAZIL..........    1,149,573
----------------------------------------------------------------------------------------------------------------------
CANADA--7.2%        DIVERSIFIED TELECOMMUNICATION       36,600    BCE, Inc. .............................      876,570
                    SERVICES--4.6%
                                                        17,500    TELUS Corp. ...........................      716,988
                                                        19,075    TELUS Corp. (Non-Voting Shares)........      762,086
                                                                                                           -----------
                                                                                                             2,355,644
                    --------------------------------------------------------------------------------------------------
                    MEDIA--1.2%                         15,000    Rogers Communications, Inc. Class B....      633,900
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                6,100    EnCana Corp. ..........................      274,465
                    FUELS--1.4%
                                                         4,000    Husky Energy, Inc. ....................      202,029
                                                         4,200    Talisman Energy, Inc. .................      222,054
                                                                                                           -----------
                                                                                                               698,548
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN CANADA..........    3,688,092
----------------------------------------------------------------------------------------------------------------------
CZECH               ELECTRIC UTILITIES--0.6%            10,800    CEZ....................................      318,479
REPUBLIC--0.6%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE CZECH
                                                                  REPUBLIC...............................      318,479
----------------------------------------------------------------------------------------------------------------------
FRANCE--1.3%        MULTI-UTILITIES--1.3%               11,400    Suez SA................................      353,653
                                                         6,800    Veolia Environnement...................      306,721
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN FRANCE..........      660,374
----------------------------------------------------------------------------------------------------------------------
GERMANY--2.1%       ELECTRIC UTILITIES--1.5%             7,700    E.ON AG(b).............................      793,724
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--0.6%                4,300    RWE AG.................................      317,258
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN GERMANY.........    1,110,982
----------------------------------------------------------------------------------------------------------------------
ITALY--1.0%         DIVERSIFIED TELECOMMUNICATION        5,000    FastWeb SpA(b).........................      227,830
                    SERVICES--1.0%
                                                       108,793    Telecom Italia SpA (RNC)...............      268,845
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN ITALY...........      496,675
----------------------------------------------------------------------------------------------------------------------
MEXICO--2.0%        DIVERSIFIED TELECOMMUNICATION       70,400    Axtel SA de CV(b)......................      180,671
                    SERVICES--0.9%
                                                        11,600    Telefonos de Mexico SA de CV(a)........      286,288
                                                                                                           -----------
                                                                                                               466,959
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          19,200    America Movil SA de CV(a)..............      561,792
                    SERVICES--1.1%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN MEXICO..........    1,028,751
----------------------------------------------------------------------------------------------------------------------
NORWAY--0.4%        DIVERSIFIED TELECOMMUNICATION       20,100    Telenor ASA............................      196,659
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN NORWAY..........      196,659
                    --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
SPAIN--2.1%         DIVERSIFIED TELECOMMUNICATION       15,188    Telefonica SA..........................  $   227,700
                    SERVICES--0.4%
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--1.7%            11,800    Endesa SA..............................      309,274
                                                        19,800    Iberdrola SA...........................      539,270
                                                                                                           -----------
                                                                                                               848,544
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN SPAIN...........    1,076,244
----------------------------------------------------------------------------------------------------------------------
UNITED              ELECTRIC UTILITIES--1.8%            14,500    Scottish & Southern Energy Plc.........      252,412
KINGDOM--4.5%
                                                        73,400    Scottish Power Plc.....................      684,857
                                                                                                           -----------
                                                                                                               937,269
                    --------------------------------------------------------------------------------------------------
                    INDEPENDENT POWER PRODUCERS &      110,800    International Power Plc................      455,564
                    ENERGY TRADERS--0.9%
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--0.5%               24,538    National Grid Plc......................      239,482
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          30,500    Vodafone Group Plc(a)..................      654,835
                    SERVICES--1.3%
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  KINGDOM................................    2,287,150
----------------------------------------------------------------------------------------------------------------------
UNITED              COMMERCIAL SERVICES &               45,000    Synagro Technologies, Inc. ............      190,350
STATES--71.3%       SUPPLIES--0.4%
                    --------------------------------------------------------------------------------------------------
                    DIVERSIFIED TELECOMMUNICATION       41,600    AT&T, Inc. ............................    1,018,784
                    SERVICES--6.8%
                                                        39,100    BellSouth Corp. .......................    1,059,610
                                                        17,700    Citizens Communications Co. ...........      216,471
                                                        40,500    Verizon Communications, Inc. ..........    1,219,860
                                                                                                           -----------
                                                                                                             3,514,725
                    --------------------------------------------------------------------------------------------------
                    ELECTRIC UTILITIES--20.8%           18,900    American Electric Power Co., Inc. .....      701,001
                                                        17,592    Cinergy Corp. .........................      746,956
                                                        10,100    DPL, Inc. .............................      262,701
                                                        24,300    Edison International...................    1,059,723
                                                        13,200    Entergy Corp. .........................      906,180
                                                        35,200    Exelon Corp. ..........................    1,870,528
                                                        15,700    FPL Group, Inc. .......................      652,492
                                                        21,300    FirstEnergy Corp. .....................    1,043,487
                                                         9,400    ITC Holdings Corp. ....................      264,046
                                                        13,700    Northeast Utilities....................      269,753
                                                        47,600    PPL Corp. .............................    1,399,440
                                                        11,000    Pinnacle West Capital Corp. ...........      454,850
                                                        14,700    Reliant Energy, Inc.(b)................      151,704
                                                        26,100    The Southern Co. ......................      901,233
                                                                                                           -----------
                                                                                                            10,684,094
                    --------------------------------------------------------------------------------------------------
                    ENERGY EQUIPMENT &                   3,800    ENSCO International, Inc. .............      168,530
                    SERVICES--1.4%
                                                         3,900    GlobalSantaFe Corp. ...................      187,785
                                                         3,200    Halliburton Co. .......................      198,272
                                                         2,500    Transocean, Inc.(b)....................      174,225
                                                                                                           -----------
                                                                                                               728,812
                    --------------------------------------------------------------------------------------------------
                    GAS UTILITIES--5.4%                 11,500    AGL Resources, Inc. ...................      400,315
                                                         6,300    Energen Corp. .........................      228,816
                                                        11,800    Equitable Resources, Inc. .............      432,942
                                                         9,400    National Fuel Gas Co. .................      293,186
                                                         8,900    New Jersey Resources Corp. ............      372,821
                                                         6,700    Oneok, Inc. ...........................      178,421
                                                         7,700    Questar Corp. .........................      582,890
                                                        14,000    UGI Corp. .............................      288,400
                                                                                                           -----------
                                                                                                             2,777,791
                    --------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                        SHARES
COUNTRY             INDUSTRY                              HELD                 COMMON STOCKS                  VALUE
----------------------------------------------------------------------------------------------------------------------
UNITED STATES       INDEPENDENT POWER PRODUCERS &       11,500    The AES Corp.(b).......................  $   182,045
(CONCLUDED)         ENERGY TRADERS--11.6%
                                                        21,500    Constellation Energy Group, Inc. ......    1,238,400
                                                        25,900    Duke Energy Corp. .....................      710,955
                                                         9,300    NRG Energy, Inc.(b)....................      438,216
                                                        11,000    Ormat Technologies, Inc. ..............      287,540
                                                        62,200    TXU Corp. .............................    3,121,818
                                                                                                           -----------
                                                                                                             5,978,974
                    --------------------------------------------------------------------------------------------------
                    MEDIA--1.1%                          7,000    Cablevision Systems Corp. Class A(b)...      164,290
                                                        14,600    Comcast Corp. Special Class A(b).......      375,074
                                                                                                           -----------
                                                                                                               539,364
                    --------------------------------------------------------------------------------------------------
                    MULTI-UTILITIES--15.0%               5,600    Alliant Energy Corp. ..................      157,024
                                                         9,300    Ameren Corp. ..........................      476,532
                                                        49,600    Aquila, Inc.(b)........................      178,560
                                                        16,900    CMS Energy Corp.(b)....................      245,219
                                                         2,800    Consolidated Edison, Inc. .............      129,724
                                                        24,200    Dominion Resources, Inc. ..............    1,868,240
                                                         5,400    Energy East Corp. .....................      123,120
                                                        30,400    NSTAR..................................      872,480
                                                         6,700    NiSource, Inc. ........................      139,762
                                                         3,900    OGE Energy Corp. ......................      104,481
                                                        22,800    PG&E Corp. ............................      846,336
                                                        15,700    Public Service Enterprise Group,
                                                                    Inc. ................................    1,020,029
                                                        15,000    SCANA Corp. ...........................      590,700
                                                        13,000    Sempra Energy..........................      582,920
                                                         9,900    Wisconsin Energy Corp. ................      386,694
                                                                                                           -----------
                                                                                                             7,721,821
                    --------------------------------------------------------------------------------------------------
                    OIL, GAS & CONSUMABLE                4,000    ConocoPhillips.........................      232,720
                    FUELS--3.8%
                                                         7,900    EOG Resources, Inc. ...................      579,623
                                                         3,800    Kinder Morgan, Inc. ...................      349,410
                                                         6,000    Southwestern Energy Co.(b).............      215,640
                                                        25,200    Williams Cos., Inc. ...................      583,884
                                                                                                           -----------
                                                                                                             1,961,277
                    --------------------------------------------------------------------------------------------------
                    WIRELESS TELECOMMUNICATION          18,440    Alltel Corp. ..........................    1,163,564
                    SERVICES--5.0%
                                                         8,000    American Tower Corp. Class A(b)........      216,800
                                                        10,100    Nextel Partners, Inc. Class A(b).......      282,194
                                                        39,575    Sprint Nextel Corp. ...................      924,472
                                                                                                           -----------
                                                                                                             2,587,030
                    --------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS IN THE UNITED
                                                                  STATES.................................   36,684,238
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL COMMON STOCKS
                                                                  (COST--$34,938,590)--95.5%.............   49,125,223
----------------------------------------------------------------------------------------------------------------------
                                                          FACE
                                                        AMOUNT                TRUST PREFERRED
----------------------------------------------------------------------------------------------------------------------
UNITED STATES--0.6% INDEPENDENT POWER PRODUCERS &   $  357,550    AES Trust III, 6.75% due
                    ENERGY TRADERS                                  10/15/2029(d)........................      310,422
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL TRUST PREFERRED
                                                                  (COST--$216,857)--0.6%.................      310,422
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)    (in U.S. dollars)
--------------------------------------------------------------------------------

                                                    BENEFICIAL
                                                      INTEREST             SHORT-TERM SECURITIES              VALUE
----------------------------------------------------------------------------------------------------------------------
                                                    $1,216,348    Merrill Lynch Liquidity Series, LLC
                                                                    Cash Sweep Series I(c)...............  $ 1,216,348
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL SHORT-TERM SECURITIES
                                                                    (COST--$1,216,348)--2.4%.............    1,216,348
----------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL INVESTMENTS
                                                                  (COST--$36,371,795*)--98.5%............   50,651,993
                                                                  OTHER ASSETS LESS LIABILITIES--1.5%....      791,363
                                                                                                           -----------
                                                                  NET ASSETS--100.0%.....................  $51,443,356
                                                                                                           ===========
----------------------------------------------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................   $36,389,486
                                                               ===========
Gross unrealized appreciation...............................   $15,113,057
Gross unrealized depreciation...............................      (850,550)
                                                               -----------
Net unrealized appreciation.................................   $14,262,507
                                                               ===========

(a)  Depositary receipts.

(b)  Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

-------------------------------------------------------------------------------------
                                                                   NET       INTEREST
AFFILIATE                                                       ACTIVITY      INCOME
-------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....   $(1,013,033)  $48,715
-------------------------------------------------------------------------------------

(d)  Convertible security.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (identified
  cost--$35,155,447)........................................                 $49,435,645
Investments in affiliated securities, at value (identified
  cost--$1,216,348).........................................                   1,216,348
Cash........................................................                       8,137
Foreign cash (cost--$305,067)...............................                     304,640
Receivables:
  Dividends.................................................  $   149,073
  Securities sold...........................................      135,220
  Interest..................................................        5,312
  Capital shares sold.......................................        1,011        290,616
                                                              -----------
Prepaid expenses and other assets...........................                     283,077
                                                                             -----------
Total assets................................................                  51,538,463
                                                                             -----------
-----------------------------------------------------------------------------------------
LIABILITIES:
Payables:
  Capital shares redeemed...................................       50,745
  Investment adviser........................................       24,090
  Other affiliates..........................................        1,832         76,667
                                                              -----------
Accrued expenses............................................                      18,440
                                                                             -----------
Total liabilities...........................................                      95,107
                                                                             -----------
-----------------------------------------------------------------------------------------
NET ASSETS..................................................                 $51,443,356
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $   511,472
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                          13
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                          13
Paid-in capital in excess of par............................                  41,734,059
Accumulated distributions in excess of investment
  income--net...............................................  $    (2,917)
Accumulated realized capital losses--net....................   (5,078,327)
Unrealized appreciation--net................................   14,279,043
                                                              -----------
Total accumulated earnings--net.............................                   9,197,799
                                                                             -----------
NET ASSETS..................................................                 $51,443,356
                                                                             ===========
-----------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $51,440,762 and 5,114,724
  shares outstanding........................................                 $     10.06
                                                                             ===========
Class II--Based on net assets of $1,297 and 128.9 shares
  outstanding...............................................                 $     10.06
                                                                             ===========
Class III--Based on net assets of $1,297 and 128.9 shares
  outstanding...............................................                 $     10.06
                                                                             ===========
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $62,391 foreign withholding tax)..........                $1,668,201
Interest (including $48,715 from affiliates)................                    73,843
                                                                            ----------
Total income................................................                 1,742,044
                                                                            ----------
---------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $  315,580
Accounting services.........................................      48,258
Professional fees...........................................      27,787
Custodian fees..............................................      17,308
Transfer agent fees--Class I................................       5,000
Printing and shareholder reports............................       4,581
Directors' fees and expenses................................       3,655
Pricing services............................................       2,827
Other.......................................................      10,633
                                                              ----------
Total expenses..............................................                   435,629
                                                                            ----------
Investment income--net......................................                 1,306,415
                                                                            ----------
---------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   5,632,151
  Foreign currency transactions--net........................     (27,262)    5,604,889
                                                              ----------
Change in unrealized appreciation/depreciation on:
  Investments--net..........................................     (11,851)
  Foreign currency transactions--net........................      (2,715)      (14,566)
                                                              ----------    ----------
Total realized and unrealized gain--net.....................                 5,590,323
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $6,896,738
                                                                            ==========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                 FOR THE YEAR ENDED
                                                                    DECEMBER 31,
                                                              -------------------------
INCREASE (DECREASE) IN NET ASSETS:                               2005          2004
---------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net......................................  $ 1,306,415   $ 1,194,079
Realized gain--net..........................................    5,604,889     1,996,912
Change in unrealized appreciation/depreciation--net.........      (14,566)    7,550,462
                                                              -----------   -----------
Net increase in net assets resulting from operations........    6,896,738    10,741,453
                                                              -----------   -----------
---------------------------------------------------------------------------------------
DIVIDENDS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................   (1,282,619)   (1,177,083)
  Class II..................................................          (30)          (13)
  Class III.................................................          (30)          (13)
                                                              -----------   -----------
Net decrease in net assets resulting from dividends to
  shareholders..............................................   (1,282,679)   (1,177,109)
                                                              -----------   -----------
---------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (4,837,800)   (6,687,154)
                                                              -----------   -----------
---------------------------------------------------------------------------------------
NET ASSETS:
Total increase in net assets................................      776,259     2,877,190
Beginning of year...........................................   50,667,097    47,789,907
                                                              -----------   -----------
End of year*................................................  $51,443,356   $50,667,097
                                                              ===========   ===========
---------------------------------------------------------------------------------------
* Accumulated distributions in excess of investment
  income--net...............................................  $    (2,917)           --
                                                              ===========   ===========
---------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                    CLASS I
                                                              ---------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                            FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                 ---------------------------------------------------
FINANCIAL STATEMENTS.                                          2005       2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year..........................  $  9.03    $  7.37    $  6.32    $  8.25    $ 10.31
                                                              -------    -------    -------    -------    -------
Investment income--net*.....................................      .24        .20        .20        .25        .31
Realized and unrealized gain (loss)--net....................     1.03       1.67       1.05      (1.76)     (1.71)
                                                              -------    -------    -------    -------    -------
Total from investment operations............................     1.27       1.87       1.25      (1.51)     (1.40)
                                                              -------    -------    -------    -------    -------
Less dividends and distributions from:
  Investment income--net....................................     (.24)      (.21)      (.20)      (.26)      (.33)
  Realized gain--net........................................       --         --         --       (.16)      (.33)
                                                              -------    -------    -------    -------    -------
Total dividends and distributions...........................     (.24)      (.21)      (.20)      (.42)      (.66)
                                                              -------    -------    -------    -------    -------
Net asset value, end of year................................  $ 10.06    $  9.03    $  7.37    $  6.32    $  8.25
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share..........................   14.14%     25.72%     20.19%    (18.77%)   (14.02%)
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     .83%       .79%       .73%       .75%       .71%
                                                              =======    =======    =======    =======    =======
Investment income--net......................................    2.48%      2.60%      3.02%      3.50%      3.27%
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)......................  $51,441    $50,665    $47,790    $46,039    $73,183
                                                              =======    =======    =======    =======    =======
Portfolio turnover..........................................   28.77%     12.06%     20.19%     30.32%     34.59%
                                                              =======    =======    =======    =======    =======
-----------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                              CLASS II
                                                              ----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE           FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED       SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   9.03              $   8.04
                                                                  --------              --------
Investment income--net**....................................           .24                   .05
Realized and unrealized gain--net...........................          1.03                  1.05
                                                                  --------              --------
Total from investment operations............................          1.27                  1.10
                                                                  --------              --------
Less dividends from investment income--net..................          (.24)                 (.11)
                                                                  --------              --------
Net asset value, end of period..............................      $  10.06              $   9.03
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        14.14%                13.69%++
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .83%                  .79%*
                                                                  ========              ========
Investment income--net......................................         2.44%                 2.30%*
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1              $      1
                                                                  ========              ========
Portfolio turnover..........................................        28.77%                12.06%
                                                                  ========              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                             CLASS III
                                                              ----------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                       FOR THE           FOR THE PERIOD
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                    YEAR ENDED       SEPTEMBER 30, 2004+
FINANCIAL STATEMENTS.                                         DECEMBER 31, 2005   TO DECEMBER 31, 2004
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................      $   9.03              $   8.04
                                                                  --------              --------
Investment income--net**....................................           .24                   .05
Realized and unrealized gain--net...........................          1.03                  1.05
                                                                  --------              --------
Total from investment operations............................          1.27                  1.10
                                                                  --------              --------
Less dividends from investment income--net..................          (.24)                 (.11)
                                                                  --------              --------
Net asset value, end of period..............................      $  10.06              $   9.03
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:***
Based on net asset value per share..........................        14.14%                13.69%++
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................          .83%                  .79%*
                                                                  ========              ========
Investment income--net......................................         2.44%                 2.30%*
                                                                  ========              ========
------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)....................      $      1              $      1
                                                                  ========              ========
Portfolio turnover..........................................        28.77%                12.06%
                                                                  ========              ========
------------------------------------------------------------------------------------------------------

*   Annualized.

**  Based on average shares outstanding.

*** Total investment returns exclude insurance-related fees and expenses.

+   Commencement of operations.

++  Aggregate total investment return.

See Notes to Financial Statements.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Notes to Financials Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Utilities and Telecommunications V.I. Fund (formerly Merrill Lynch Utilities and Telecommunications V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I, Class II and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset

--------------------------------------------------------------------------------

value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Options--The Fund may write call and put options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

  Written and purchased options are non-income producing investments.

- Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the

--------------------------------------------------------------------------------

ex-dividend date. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend date.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $27,262 has been reclassified between accumulated distributions in excess of net investment income and accumulated realized capital losses on investments and $609 has been reclassified between paid-in capital in excess of par and accumulated distributions in excess of net investment income as a result of permanent differences attributable to foreign currency transactions and an over-distribution of taxable income. These reclassifications have no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .60% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively. For the year ended December 31, 2005, the distribution fees were not accrued for Class II and Class III.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

  For the year ended December 31, 2005, MLPF&S earned $4,060 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $13,263 for certain accounting services for the year ended December 31, 2005.

--------------------------------------------------------------------------------

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $14,645,203 and $19,190,553, respectively.

4. CAPITAL SHARE TRANSACTIONS:

The net decrease in net assets derived from capital share transactions were $4,837,800 and $6,687,154 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2005                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     794,813    $  7,694,411
Shares issued to shareholders in
 reinvestment of dividends...........     130,408       1,282,619
                                       ----------    ------------
Total issued.........................     925,221       8,977,030
Shares redeemed......................  (1,419,222)    (13,814,890)
                                       ----------    ------------
Net decrease.........................    (494,001)   $ (4,837,860)
                                       ==========    ============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                       Dollar
December 31, 2004                        Shares         Amount
-----------------------------------------------------------------
Shares sold..........................     786,758    $  6,223,687
Shares issued to shareholders in
 reinvestment of dividends...........     146,725       1,177,083
                                       ----------    ------------
Total issued.........................     933,483       7,400,770
Shares redeemed......................  (1,807,461)    (14,089,950)
                                       ----------    ------------
Net decrease.........................    (873,978)   $ (6,689,180)
                                       ==========    ============
-----------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Year Ended                          Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................      3      $30
                                                   ----      ---
Net increase....................................      3      $30
                                                   ====      ===
------------------------------------------------------------------

------------------------------------------------------------------
Class II Shares for the Period                              Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   124      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          13
                                                   ---      ------
Net increase....................................   126      $1,013
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

------------------------------------------------------------------
Class III Shares for the Year Ended                         Dollar
December 31, 2005                                 Shares    Amount
------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
 dividends......................................    3        $30
                                                    --       ---
Net increase....................................    3        $30
                                                    ==       ===
------------------------------------------------------------------

------------------------------------------------------------------
Class III Shares for the Period                             Dollar
September 30, 2004+ to December 31, 2004          Shares    Amount
------------------------------------------------------------------
Shares sold.....................................   124      $1,000
Shares issued to shareholders in reinvestment of
 dividends......................................     2          13
                                                   ---      ------
Net increase....................................   126      $1,013
                                                   ===      ======
------------------------------------------------------------------

+ Commencement of operations.

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                         12/31/2005    12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.......................  $1,282,679    $1,177,109
                                         ----------    ----------
Total taxable distributions............  $1,282,679    $1,177,109
                                         ==========    ==========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................    $        --
Undistributed long-term capital gains--net........             --
                                                      -----------
Total undistributed earnings--net.................             --
Capital loss carryforward.........................     (5,060,636)*
Unrealized gains--net.............................     14,258,435**
                                                      -----------
Total accumulated earnings--net...................    $ 9,197,799
                                                      ===========
-----------------------------------------------------------------

 * On December 31, 2005, the Fund had a net capital loss carryforward of $5,060,636, of which $5,009,891 expires in 2010 and $50,745 expires in 2011.
   This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the deferral of post-October currency losses for tax purposes.

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Utilities and Telecommunications V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FUND OF FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Utilities and Telecommunications V.I. Fund (formerly, Merrill Lynch Utilities and Telecommunications V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Utilities and Telecommunications V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

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       MERCURY VALUE
       -------------------------------------------------------------------------
       OPPORTUNITIES V.I. FUND
       -------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2005

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
A Discussion With Your Fund's Portfolio Manager
--------------------------------------------------------------------------------

  The Fund benefited from a slightly higher-capitalization bias during the fiscal year, leading to strong outperformance of its benchmark and the Lipper Small Cap Value Funds average.

HOW DID THE FUND PERFORM DURING THE FISCAL YEAR IN LIGHT OF THE EXISTING MARKET CONDITIONS?

  For the 12-month period ended December 31, 2005, Mercury Value Opportunities V.I. Fund's Class I, Class II and Class III Shares had total returns of +10.38%, +10.24% and +10.11%, respectively. The Fund significantly outperformed the benchmark Russell 2000 Index, which returned +4.55%, and the Lipper Small Cap Value Funds (Variable Products) category, which posted an average return of +6.41%. (Funds in this Lipper category seek long-term growth of capital by investing in small-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

  The major equity indexes struggled in the early months of 2005. Investor concerns centered on a weak U.S. dollar, interest rate hikes by the Federal Reserve Board (the Fed) and fears that corporate earnings growth had peaked. In May through July, market sentiment turned more favorable as acquisition announcements, a resilient U.S. consumer and solid corporate profit growth boosted equities. The summer rally was short lived, however, as the markets declined on uncertainty in the aftermath of Hurricanes Katrina and Rita. The stock market regained its footing in the final months of the year, bolstered by still favorable earnings and better-than-expected gross domestic product growth in the third quarter. Oil made headlines as prices continued to fluctuate and achieved record highs. This fueled inflationary concerns, but also contributed to strong performance from the Fund's energy stocks.

  Notably, the large cap S&P 500 Index (+4.91%) outperformed the small cap Russell 2000 Index (+4.55%) in 2005. This represented the first year in the past seven that large cap stocks outpaced small cap stocks, reflecting the maturation of the economic cycle and also a degree of investor caution. Small cap stocks tend to lead in the early stages of economic recoveries before giving way to large cap stocks as the cycle progresses. Within the small cap universe, value stocks outperformed their growth counterparts, as represented by the +4.71% return of the Russell 2000 Value Index versus the +4.15% return of the Russell 2000 Growth Index.

  Against this backdrop, our focus on slightly higher-capitalization stocks and our avoidance of the very small and more speculative stocks benefited the Fund's performance. We intend to maintain this positioning going forward as late-cycle companies within the small cap universe command greater investor favor. The Fund was near fully invested throughout the year, reflecting our efforts to take complete advantage of the market's appreciation potential.

WHAT FACTORS MOST INFLUENCED FUND PERFORMANCE?

  Fund performance benefited from favorable stock selection in the information technology and industrials sectors, and from an overweight position in the energy sector. Higher oil prices improved the fortunes of all stocks in the energy sector and triggered an increase in merger-and-acquisition activity.

  The Fund's strongest individual contributors during the fiscal period were Administaff, Inc., a provider of benefits and payroll administration to small and medium-sized businesses; King Pharmaceuticals, Inc., a specialty pharmaceutical company; and McDermott International, Inc., builder of deepwater oil and gas production facilities. Our top stock, Administaff, surged on higher reported earnings and improved growth prospects as the company gained from a tighter labor market and lower employee benefits costs.

  Hindering performance versus our benchmark, although not enough to offset the Fund's significant outperformance, were underweight positions and poor stock selection in the materials and consumers sectors. The stocks that detracted most from relative results were names Wheeling-Pittsburgh Corp., a steel company, and Smurfit-Stone Container Corp., a container board and paper company.

WHAT CHANGES WERE MADE TO THE PORTFOLIO DURING THE PERIOD?

  In our last report to shareholders dated June 30, 2005, we discussed changes made in the industrials sector. In the first six months of the fiscal year, we added several engineering and construction names to the portfolio, consistent with our positive view on companies involved in construction and services for the energy sector. Since then, our investment thesis has played out. Engineering and construction companies fared well as oil and gas prices increased, economic activity reaccelerated, non-

--------------------------------------------------------------------------------

residential construction picked up and capital spending was applied to upgrade refineries. An unanticipated positive for these companies was the massive rebuilding efforts that ensued in the aftermath of Hurricanes Katrina and Rita. All of these factors led to strong stock price appreciation, which we viewed as an opportunity to take profits.

  With the proceeds, we shifted our industrials exposure into trucking and logistics providers, that had declined to attractive levels post-Katrina amid rising fuel costs. In making purchases, we focused on larger trucking companies with the ability to implement fuel surcharges. Truckload carriers Swift Transportation Co., Inc. and Marten Transport Ltd. were two additions to the portfolio. We also purchased shares of Wabash National Corp., a maker of commercial truck trailers.

  We increased the portfolio's exposure to financials stocks. We expect financials services stocks to rally as the Fed nears the end of its monetary tightening. New names in this sector include life insurance company AmerUs Group Co. and multi-bank holding company Susquehanna Bancshares, Inc. Additionally, we shifted some focus in the energy sector to the natural gas segment with the purchase of Cabot Oil & Gas Corp.

  For some time, we have been talking about the challenges facing specialty pharmaceutical stocks, particularly related to patent expirations and generic competition. As we expected, larger companies such as King Pharmaceuticals were able to respond with licensing agreements to strengthen their competitive position. We've taken some profits in this area, but continue to look for compelling opportunities in health care. Additions to the portfolio within the health care sector included LifePoint Hospitals, Inc. and Regeneron Pharmaceuticals, Inc.

  Several portfolio holdings were the subject of merger-and-acquisition activity over the past
12 months. The Fund's biggest investment in the defense category, Titan Corporation, was acquired by L-3 Communications; transportation company CNF, one of the Fund's 10 largest holdings earlier in the year, sold its forwarding business to United Parcel Service; hotel owner and manager LaQuinta Corporation, another important holding, was bought at a significant premium by Blackstone Group; freight carrier USF was acquired by Yellow Roadways; software provider Ascential was acquired by IBM; CTI Molecular Imaging by Siemens; software company Retek by Oracle; and SeeBeyond Technology by Sun Microsystems, VPI by Occidental Petroleum Corp., and Spinaker Exploration Co. by Norsk Hydro.

HOW WOULD YOU CHARACTERIZE THE FUND'S POSITION AT THE CLOSE OF THE PERIOD?

  Relative to the Russell 2000 Index, the Fund ended the period most overweight in the industrials, energy and financials sectors, and most underweight in materials, consumer discretionary and health care. On an absolute basis, the Fund's leading exposures were in financials (at 24.60% of net assets), technology (20.65%) and industrials (19.15%).

  Although the rapid pace of merger-and-acquisition activity has helped to prolong the outperformance of smaller cap issues, we believe a more cautious approach is prudent at this point in the economic cycle. We are concerned that further meaningful outperformance of very small companies is unsustainable. For that reason, we believe continued emphasis on the higher end of our capitalization range is warranted.

R. Elise Baum, CFA
Vice President and Portfolio Manager

January 20, 2006

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FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Total Return Based on a $10,000 Investment
--------------------------------------------------------------------------------
[LINE GRAPH]

                                                              MERCURY VALUE OPPORTUNITIES V.I.
                                                                   FUND+--CLASS I SHARES*              RUSSELL 2000 INDEX++
                                                              --------------------------------         --------------------
12/95                                                                      10000                              10000
12/96                                                                      10811                              11649
12/97                                                                      12079                              14255
12/98                                                                      11294                              13892
12/99                                                                      15150                              16845
12/00                                                                      17384                              16336
12/01                                                                      22579                              16742
12/02                                                                      17214                              13313
12/03                                                                      24601                              19603
12/04                                                                      28286                              23196
12/05                                                                      31223                              24253

[LINE GRAPH]

                                                              MERCURY VALUE OPPORTUNITIES V.I.
                                                                  FUND+--CLASS II SHARES*              RUSSELL 2000 INDEX++
                                                              --------------------------------         --------------------
10/23/97**                                                                 10000                              10000
12/97                                                                       8882                               9752
12/98                                                                       8304                               9503
12/99                                                                      11126                              11523
12/00                                                                      12748                              11175
12/01                                                                      16530                              11453
12/02                                                                      12587                               9107
12/03                                                                      17951                              13411
12/04                                                                      20608                              15869
12/05                                                                      22718                              16591

[LINE GRAPH]

                                                              MERCURY VALUE OPPORTUNITIES V.I.
                                                                  FUND+--CLASS III SHARES*             RUSSELL 2000 INDEX++
                                                              --------------------------------         --------------------
11/18/03**                                                                 10000                              10000
12/03                                                                      10695                              10692
12/04                                                                      12272                              12652
12/05                                                                      13513                              13228

* Assuming transaction costs and other operating expenses, including advisory fees. Does not include insurance-related fees and expenses. Effective September 2, 2003, Class A and Class B Shares were redesignated Class I and Class II Shares.
** Commencement of operations.
+ The Fund invests primarily in common stocks of small companies and emerging growth companies that Fund management believes have special investment value.
++ This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class I Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.38%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        +12.43
--------------------------------------------------------------------------
Ten Years Ended 12/31/05                                         +12.06
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class II Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.24%
--------------------------------------------------------------------------
Five Years Ended 12/31/05                                        +12.25
--------------------------------------------------------------------------
Inception (10/23/97) through 12/31/05                            +10.54
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Average Annual Total Return--Class III Shares*
--------------------------------------------------------------------------------

PERIOD COVERED                                                   RETURN
--------------------------------------------------------------------------
One Year Ended 12/31/05                                          +10.11%
--------------------------------------------------------------------------
Inception (11/18/03) through 12/31/05                            +15.28
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Recent Performance Results
--------------------------------------------------------------------------------

                                                                6-MONTH        12-MONTH
AS OF DECEMBER 31, 2005                                       TOTAL RETURN   TOTAL RETURN
-----------------------------------------------------------------------------------------
Class I Shares*                                                  +10.82%        +10.38%
-----------------------------------------------------------------------------------------
Class II Shares*                                                 +10.72         +10.24
-----------------------------------------------------------------------------------------
Class III Shares*                                                +10.65         +10.11
-----------------------------------------------------------------------------------------
Russell 2000(R) Index**                                          + 5.88         + 4.55
-----------------------------------------------------------------------------------------

* Average annual and cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

** This unmanaged Index is comprised of approximately 2,000 smaller-capitalization common stocks from various industrial sectors.

   Past results shown should not be considered a representation of future performance.

   Russell 2000 is a registered trademark of the Frank Russell Company.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Disclosure of Expenses
--------------------------------------------------------------------------------

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on July 1, 2005 and held through December 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

  The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

  The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                  EXPENSES PAID
                                                              BEGINNING          ENDING         DURING THE PERIOD*
                                                            ACCOUNT VALUE     ACCOUNT VALUE      JULY 1, 2005 TO
                                                            JULY 1, 2005    DECEMBER 31, 2005   DECEMBER 31, 2005
------------------------------------------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,108.20             $4.44
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,107.20             $5.23
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,106.50             $5.76
------------------------------------------------------------------------------------------------------------------
HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)**
------------------------------------------------------------------------------------------------------------------
Class I                                                        $1,000           $1,020.89             $4.26
------------------------------------------------------------------------------------------------------------------
Class II                                                       $1,000           $1,020.14             $5.01
------------------------------------------------------------------------------------------------------------------
Class III                                                      $1,000           $1,019.64             $5.52
------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.84% for Class I, .99% for Class II and 1.09% for Class
   III), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Portfolio Information as of December 31, 2005
--------------------------------------------------------------------------------

                                                                   PERCENT OF
SECTOR REPRESENTATION                                           TOTAL INVESTMENTS
---------------------------------------------------------------------------------
Financials..................................................          25.9%
Information Technology......................................          16.4
Industrials.................................................          15.2
Consumer Discretionary......................................          10.7
Health Care.................................................           9.2
Energy......................................................           7.2
Materials...................................................           2.7
Consumer Staples............................................           1.7
Other*......................................................          11.0
---------------------------------------------------------------------------------

*    Includes portfolio holdings in short-term investments.
For Fund compliance purposes, the Fund's sector classifications refer to any one or more of the sectors subclassifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2005
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--2.6%                     40,500      Curtiss-Wright Corp.........................  $  2,211,300
                                             320,300      Triumph Group, Inc.(a)......................    11,726,183
                                                                                                        ------------
                                                                                                          13,937,483
---------------------------------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.9%                111,500      Ryder System, Inc...........................     4,573,730
---------------------------------------------------------------------------------------------------------------------
AUTO COMPONENTS--0.5%                        152,400      American Axle & Manufacturing Holdings,
                                                            Inc.......................................     2,793,492
---------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--3.8%                          303,700      Angiotech Pharmaceuticals, Inc.(a)..........     3,993,655
                                             191,100      Applera Corp.--Celera Genomics Group(a).....     2,094,456
                                              51,700      Cephalon, Inc.(a)(d)........................     3,347,058
                                              56,600      Combinatorx, Inc.(a)........................       462,988
                                             186,100      Human Genome Sciences, Inc.(a)..............     1,593,016
                                             419,000      Maxygen, Inc.(a)............................     3,146,690
                                             208,000      Neurogen Corp.(a)...........................     1,370,720
                                             180,200      Regeneron Pharmaceuticals, Inc.(a)..........     2,874,190
                                             259,700      Vical, Inc.(a)..............................     1,090,740
                                                                                                        ------------
                                                                                                          19,973,513
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.9%                        116,300      Janus Capital Group, Inc....................     2,166,669
                                             169,200      WP Stewart & Co. Ltd. ......................     3,988,044
                                             181,500      Waddell & Reed Financial, Inc. Class A......     3,806,055
                                                                                                        ------------
                                                                                                           9,960,768
---------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%                              112,800      Valspar Corp. ..............................     2,782,776
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--6.8%                        18,500      Banner Corp. ...............................       577,200
                                             374,700      The Colonial BancGroup, Inc. ...............     8,925,354
                                              38,300      Compass Bancshares, Inc. ...................     1,849,507
                                              51,600      First Merchants Corp. ......................     1,341,600
                                             252,500      First Midwest Bancorp, Inc. ................     8,852,650
                                              53,400      Mid-State Bancshares........................     1,428,450
                                             328,260      Old National Bancorp........................     7,103,546
                                              48,250      Sterling Financial Corp. ...................     1,205,285
                                             126,500      Susquehanna Bancshares, Inc. ...............     2,995,520
                                              67,900      Texas Capital Bancshares, Inc.(a)...........     1,521,639
                                                                                                        ------------
                                                                                                          35,800,751
---------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.5%         774,700      Allied Waste Industries, Inc.(a)............     6,770,878
                                              77,300      Ambassadors International, Inc. ............     1,198,150
                                              70,700      CBIZ, Inc.(a)...............................       425,614
                                             196,200      Cornell Cos., Inc.(a).......................     2,711,484
                                              82,000      Corrections Corp. of America(a)(d)..........     3,687,540
                                               9,300      Heidrick & Struggles International,
                                                            Inc.(a)...................................       298,065
                                             136,300      NCO Group, Inc.(a)..........................     2,306,196
                                              36,900      Spherion Corp.(a)...........................       369,369
                                              56,000      Tetra Tech, Inc.(a).........................       877,520
                                                                                                        ------------
                                                                                                          18,644,816
---------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--3.0%               539,500      Andrew Corp.(a).............................     5,788,835
                                             217,800      CommScope, Inc.(a)..........................     4,384,314
                                             184,700      Dycom Industries, Inc.(a)...................     4,063,400
                                             376,000      Harmonic, Inc.(a)...........................     1,823,600
                                                                                                        ------------
                                                                                                          16,060,149
---------------------------------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--1.3%             139,500      Chicago Bridge & Iron Co. NV................     3,516,795
                                              71,200      McDermott International, Inc.(a)............     3,176,232
                                                                                                        ------------
                                                                                                           6,693,027
---------------------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--0.8%                 314,300      Smurfit-Stone Container Corp.(a)(d).........     4,453,631
---------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.7%          292,400      Corinthian Colleges, Inc.(a)................     3,444,472
---------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.1%                    82,300      Global Power Equipment Group, Inc.(a).......       371,996
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &                       241,300      Anixter International, Inc.(d)..............  $  9,439,656
INSTRUMENTS--4.6%
                                             357,600      Ingram Micro, Inc. Class A(a)...............     7,126,968
                                              58,400      NU Horizons Electronics Corp.(a)............       589,840
                                             182,400      Tech Data Corp.(a)..........................     7,237,632
                                                                                                        ------------
                                                                                                          24,394,096
---------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--3.2%             42,900      Basic Energy Services, Inc.(a)..............       855,855
                                              72,700      FMC Technologies, Inc.(a)...................     3,120,284
                                             251,300      Key Energy Services, Inc.(a)................     3,385,011
                                              84,400      Maverick Tube Corp.(a)(d)...................     3,364,184
                                             168,900      Rowan Cos., Inc.(d).........................     6,019,596
                                                                                                        ------------
                                                                                                          16,744,930
---------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--1.9%                           97,300      The J.M. Smucker Co. .......................     4,281,200
                                             184,000      Smithfield Foods, Inc.(a)...................     5,630,400
                                                                                                        ------------
                                                                                                           9,911,600
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT &                       28,000      Cynosure, Inc. Class A......................       587,720
SUPPLIES--1.8%
                                             356,000      OraSure Technologies, Inc.(a)...............     3,139,920
                                             270,800      Wright Medical Group, Inc.(a)...............     5,524,320
                                                                                                        ------------
                                                                                                           9,251,960
---------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS &                      463,748      Emdeon Corp.(a).............................     3,923,308
SERVICES--2.2%
                                             326,600      Hooper Holmes, Inc..........................       832,830
                                             141,300      LifePoint Hospitals, Inc.(a)................     5,298,750
                                              70,500      Parexel International Corp.(a)..............     1,428,330
                                                                                                        ------------
                                                                                                          11,483,218
---------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.8%           81,811      Ambassadors Group, Inc. ....................     1,872,654
                                             177,300      Bob Evans Farms, Inc. ......................     4,088,538
                                             357,100      La Quinta Corp.(a)..........................     3,978,094
                                              91,200      Ruby Tuesday, Inc...........................     2,361,168
                                             223,600      Ryan's Restaurant Group, Inc.(a)............     2,696,616
                                                                                                        ------------
                                                                                                          14,997,070
---------------------------------------------------------------------------------------------------------------------
IT SERVICES--5.1%                            440,100      The BISYS Group, Inc.(a)....................     6,165,801
                                              93,800      BearingPoint, Inc.(a).......................       737,268
                                             929,300      Convergys Corp.(a)..........................    14,729,405
                                              23,900      Hewitt Associates, Inc. Class A(a)..........       669,439
                                             191,600      Sabre Holdings Corp. Class A................     4,619,476
                                                                                                        ------------
                                                                                                          26,921,389
---------------------------------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.3%                24,400      Teleflex, Inc. .............................     1,585,512
---------------------------------------------------------------------------------------------------------------------
INSURANCE--5.3%                               25,600      AmerUs Group Co. ...........................     1,450,752
                                              17,000      American National Insurance Co. ............     1,988,830
                                             554,400      Conseco, Inc.(a)(d).........................    12,845,448
                                             125,400      Presidential Life Corp. ....................     2,387,616
                                             159,500      Protective Life Corp. ......................     6,981,315
                                              82,700      Scottish Annuity & Life Holdings, Ltd. .....     2,030,285
                                                                                                        ------------
                                                                                                          27,684,246
---------------------------------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL--0.3%              257,900      1-800-FLOWERS.COM, Inc. Class A(a)..........     1,655,718
---------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--1.6%           402,100      Matrixone, Inc.(a)..........................     2,006,479
                                             345,300      SupportSoft, Inc.(a)........................     1,457,166
                                              86,700      Vignette Corp.(a)...........................     1,414,077
                                             427,600      webMethods, Inc.(a).........................     3,296,796
                                                                                                        ------------
                                                                                                           8,174,518
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
MACHINERY--2.5%                               79,000      AGCO Corp.(a)...............................  $  1,309,030
                                             272,000      Kaydon Corp. ...............................     8,742,080
                                             123,500      Wabash National Corp. ......................     2,352,675
                                             118,900      Wolverine Tube, Inc.(a).....................       601,634
                                                                                                        ------------
                                                                                                          13,005,419
---------------------------------------------------------------------------------------------------------------------
MEDIA--2.8%                                   98,400      Harte-Hanks, Inc. ..........................     2,596,776
                                             425,200      The Reader's Digest Association, Inc. Class
                                                            A.........................................     6,471,544
                                             198,300      Scholastic Corp.(a).........................     5,653,533
                                                                                                        ------------
                                                                                                          14,721,853
---------------------------------------------------------------------------------------------------------------------
METALS & MINING--1.5%                         32,200      Gibraltar Industries, Inc. .................       738,668
                                              29,700      Reliance Steel & Aluminum Co. ..............     1,815,264
                                             134,600      Steel Dynamics, Inc.(d).....................     4,779,646
                                              86,200      Wheeling-Pittsburgh Corp.(a)................       777,524
                                                                                                        ------------
                                                                                                           8,111,102
---------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL--0.9%                       189,600      Dollar Tree Stores, Inc.(a).................     4,539,024
---------------------------------------------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS--4.7%             87,000      Cabot Oil & Gas Corp. Class A...............     3,923,700
                                             305,000      Denbury Resources, Inc.(a)(d)...............     6,947,900
                                              54,400      Houston Exploration Co.(a)..................     2,872,320
                                              43,300      Noble Energy, Inc. .........................     1,744,990
                                             131,700      Plains Exploration & Production Co.(a)......     5,232,441
                                              89,207      Stone Energy Corp.(a).......................     4,061,595
                                                                                                        ------------
                                                                                                          24,782,946
---------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--2.2%                        128,300      King Pharmaceuticals, Inc.(a)...............     2,170,836
                                             298,500      Medicis Pharmaceutical Corp. Class A........     9,566,925
                                                                                                        ------------
                                                                                                          11,737,761
---------------------------------------------------------------------------------------------------------------------
REAL ESTATE--3.9%                            188,500      Brandywine Realty Trust.....................     5,261,035
                                              79,500      CarrAmerica Realty Corp. ...................     2,753,085
                                             143,400      Crescent Real Estate EQT Co. ...............     2,842,188
                                             524,400      Friedman Billings Ramsey Group, Inc. Class
                                                            A(d)......................................     5,191,560
                                             199,400      Trizec Properties, Inc. ....................     4,570,248
                                                                                                        ------------
                                                                                                          20,618,116
---------------------------------------------------------------------------------------------------------------------
ROAD & RAIL--4.5%                            228,900      JB Hunt Transport Services, Inc. ...........     5,182,296
                                             373,700      Kansas City Southern(a)(d)..................     9,129,491
                                              73,500      Marten Transport Ltd.(a)....................     1,339,170
                                              10,900      Old Dominion Freight Line(a)................       294,082
                                             303,400      RailAmerica, Inc.(a)........................     3,334,366
                                             135,100      Swift Transportation Co., Inc.(a)...........     2,742,530
                                              62,250      U.S. Xpress Enterprises, Inc. Class A(a)....     1,081,905
                                              41,700      Vitran Corp., Inc.(a).......................       821,490
                                                                                                        ------------
                                                                                                          23,925,330
---------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR               108,900      Actel Corp.(a)..............................     1,386,297
EQUIPMENT--0.8%
                                             447,500      Anadigics, Inc.(a)..........................     2,685,000
                                              16,400      Mattson Technology, Inc.(a).................       164,984
                                                                                                        ------------
                                                                                                           4,236,281
---------------------------------------------------------------------------------------------------------------------
SOFTWARE--2.7%                               525,100      Agile Software Corp.(a).....................     3,140,098
                                             185,800      InterVoice, Inc.(a).........................     1,478,968
                                             294,200      NetIQ Corp.(a)..............................     3,615,718
                                             511,700      Novell, Inc.(a).............................     4,518,311
                                             224,400      TIBCO Software, Inc.(a).....................     1,676,268
                                                                                                        ------------
                                                                                                          14,429,363
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2005 (continued)
--------------------------------------------------------------------------------

                                              SHARES
INDUSTRY                                        HELD                     COMMON STOCKS                      VALUE
---------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--3.4%                       333,200      Foot Locker, Inc. ..........................  $  7,860,188
                                              66,900      Linens 'N Things, Inc.(a)...................     1,779,540
                                             205,000      Pier 1 Imports, Inc. .......................     1,789,650
                                             131,700      RadioShack Corp.(d).........................     2,769,651
                                             138,200      Talbots, Inc. ..............................     3,844,724
                                                                                                        ------------
                                                                                                          18,043,753
---------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY                    52,600      Kenneth Cole Productions, Inc. Class A......     1,341,300
GOODS--0.3%
---------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--3.5%              42,900      Anchor Bancorp Wisconsin, Inc. .............     1,301,586
                                              89,700      Dime Community Bancshares, Inc. ............     1,310,517
                                              46,600      Fidelity Bankshares, Inc. ..................     1,523,820
                                              24,900      FirstFed Financial Corp.(a).................     1,357,548
                                              88,900      Franklin Bank Corp.(a)......................     1,599,311
                                             107,900      Sovereign Bancorp, Inc. ....................     2,332,798
                                             187,100      Webster Financial Corp. ....................     8,774,990
                                                                                                        ------------
                                                                                                          18,200,570
---------------------------------------------------------------------------------------------------------------------
TRADING COMPANIES &                          198,000      United Rentals, Inc.(a).....................     4,631,220
DISTRIBUTORS--0.9%
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL COMMON STOCKS
                                                          (COST--$430,764,122)--90.1%.................   474,618,899
---------------------------------------------------------------------------------------------------------------------
                                                                     EXCHANGE-TRADED FUNDS
---------------------------------------------------------------------------------------------------------------------
                                             148,400      Financial Select Sector SPDR Fund(d)........     4,699,828
                                              82,100      iShares Dow Jones US Real Estate Index
                                                            Fund(d)...................................     5,270,820
                                              31,100      iShares Goldman Sachs Natural Resources
                                                            Index Fund................................     2,747,374
                                              78,400      iShares Russell 2000 Index Fund(d)..........     5,229,280
                                               9,000      iShares Russell Microcap Index Fund.........       460,350
                                              57,600      iShares S&P SmallCap 600/BARRA Value Index
                                                            Fund(d)...................................     3,679,488
                                             100,500      iShares S&P SmallCap 600 Index Fund(d)......     5,805,885
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL EXCHANGE-TRADED FUNDS
                                                          (COST--$27,458,461)--5.3%...................    27,893,025
---------------------------------------------------------------------------------------------------------------------
                                                                          WARRANTS(E)
---------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.6%                        160,000      UBS Zero Strike Warrant (expires
                                                            3/31/2006)................................     8,664,000
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL WARRANTS
                                                          (COST--$7,982,890)--1.6%....................     8,664,000
---------------------------------------------------------------------------------------------------------------------
                                        BENEFICIAL
                                         INTEREST                    SHORT-TERM SECURITIES
---------------------------------------------------------------------------------------------------------------------
                                       $  10,567,003      Merrill Lynch Liquidity Series, LLC Cash
                                                            Sweep Series I(b).........................    10,567,003
                                          52,390,747      Merrill Lynch Liquidity Series, LLC Money
                                                            Market Series(b)(c).......................    52,390,747
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL SHORT-TERM SECURITIES
                                                          (COST--$62,957,750)--12.0%..................    62,957,750
---------------------------------------------------------------------------------------------------------------------
                                                          TOTAL INVESTMENTS
                                                          (COST--$529,163,223*)--109.0%...............   574,133,674
                                                          LIABILITIES IN EXCESS OF OTHER
                                                          ASSETS--(9.0%)..............................   (47,362,989)
                                                                                                        ------------
                                                          NET ASSETS--100.0%..........................  $526,770,685
                                                                                                        ============
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Schedule of Investments as of December 31, 2005 (concluded)
--------------------------------------------------------------------------------

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost..............................................  $532,014,188
                                                              ============
Gross unrealized appreciation...............................  $ 60,660,662
Gross unrealized depreciation...............................   (18,541,176)
                                                              ------------
Net unrealized appreciation.................................  $ 42,119,486
                                                              ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

------------------------------------------------------------------------------------
                                                                  NET       INTEREST
AFFILIATE                                                      ACTIVITY      INCOME
------------------------------------------------------------------------------------
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I.....  $(1,347,900)  $195,963
Merrill Lynch Liquidity Series, LLC Money Market Series.....  $25,476,447   $ 55,057
------------------------------------------------------------------------------------

(c)  Security was purchased with the cash proceeds from securities loans.

(d)  Security, or a portion of security, is on loan.

(e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown as a percent of net assets. These classifications are unaudited.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statement of Assets and Liabilities as of December 31, 2005
--------------------------------------------------------------------------------

ASSETS:
Investments in unaffiliated securities, at value (including
  securities loaned of $50,510,857) (identified
  cost--$466,205,473).......................................                 $511,175,924
Investments in affiliated securities, at value (identified
  cost--$62,957,750)........................................                   62,957,750
Cash........................................................                    8,358,537
Receivables:
  Capital shares sold.......................................  $   933,657
  Dividends.................................................      399,725
  Securities sold...........................................       89,405
  Securities lending........................................        9,774       1,432,561
                                                              -----------
Prepaid expenses and other assets...........................                        5,151
                                                                             ------------
Total assets................................................                  583,929,923
                                                                             ------------
------------------------------------------------------------------------------------------
LIABILITIES:
Collateral on securities loaned, at value...................                   52,390,747
Payables:
  Securities purchased......................................    3,967,147
  Capital shares redeemed...................................      386,577
  Investment adviser........................................      308,524
  Distributor...............................................        7,681
  Other affiliates..........................................        6,847       4,676,776
                                                              -----------
Accrued expenses............................................                       91,715
                                                                             ------------
Total liabilities...........................................                   57,159,238
                                                                             ------------
------------------------------------------------------------------------------------------
NET ASSETS..................................................                 $526,770,685
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Class I Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                 $  1,936,144
Class II Shares of Common Stock, $.10 par value, 100,000,000
  shares authorized.........................................                       66,293
Class III Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized.............................                      462,442
Paid-in capital in excess of par............................                  463,886,086
Undistributed investment income--net........................  $     5,270
Undistributed realized capital gains--net...................   15,443,999
Unrealized appreciation--net................................   44,970,451
                                                              -----------
Total accumulated earnings--net.............................                   60,419,720
                                                                             ------------
NET ASSETS..................................................                 $526,770,685
                                                                             ============
------------------------------------------------------------------------------------------
NET ASSET VALUE:
Class I--Based on net assets of $482,681,007 and 19,361,437
  shares outstanding........................................                 $      24.93
                                                                             ============
Class II--Based on net assets of $16,489,430 and 662,930
  shares outstanding........................................                 $      24.87
                                                                             ============
Class III--Based on net assets of $27,600,248 and 4,624,415
  shares outstanding........................................                 $       5.97
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statement of Operations for the Year Ended December 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of $3,435 foreign withholding tax)...........                 $  5,815,693
Interest from affiliates....................................                      195,963
Securities lending--net.....................................                       55,057
                                                                             ------------
Total income................................................                    6,066,713
                                                                             ------------
------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees....................................  $ 4,061,251
Accounting services.........................................      207,360
Custodian fees..............................................       85,932
Printing and shareholder reports............................       50,887
Professional fees...........................................       47,290
Distribution fees--Class III................................       46,751
Directors' fees and expenses................................       31,518
Distribution fees--Class II.................................       25,026
Pricing services............................................        5,405
Transfer agent fees--Class I................................        4,668
Transfer agent fees--Class III..............................          178
Transfer agent fees--Class II...............................          155
Other.......................................................       28,685
                                                              -----------
Total expenses..............................................                    4,595,106
                                                                             ------------
Investment income--net......................................                    1,471,607
                                                                             ------------
------------------------------------------------------------------------------------------
REALIZED & UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on:
  Investments--net..........................................   88,024,399
  Foreign currency transactions--net........................         (416)     88,023,983
                                                              -----------
Change in unrealized appreciation on investments--net.......                  (41,646,706)
                                                                             ------------
Total realized and unrealized gain--net.....................                   46,377,277
                                                                             ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........                 $ 47,848,884
                                                                             ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                   FOR THE YEAR ENDED
                                                                      DECEMBER 31,
                                                              ----------------------------
INCREASE (DECREASE) IN NET ASSETS:                                2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:
Investment income (loss)--net...............................  $  1,471,607    $    (67,785)
Realized gain--net..........................................    88,023,983      89,657,585
Change in unrealized appreciation--net......................   (41,646,706)     (6,290,905)
                                                              ------------    ------------
Net increase in net assets resulting from operations........    47,848,884      83,298,895
                                                              ------------    ------------
------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Investment income--net:
  Class I...................................................    (1,273,580)             --
  Class II..................................................       (18,731)             --
  Class III.................................................      (173,610)             --
Realized gain--net:
  Class I...................................................   (67,149,642)    (64,782,281)
  Class II..................................................    (2,273,489)     (2,018,790)
  Class III.................................................   (10,570,385)     (2,746,907)
                                                              ------------    ------------
Net decrease in net assets resulting from dividends and
  distributions to shareholders.............................   (81,459,437)    (69,547,978)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets derived from capital share
  transactions..............................................   (51,768,793)    (21,244,443)
                                                              ------------    ------------
------------------------------------------------------------------------------------------
NET ASSETS:
Total decrease in net assets................................   (85,379,346)     (7,493,526)
Beginning of year...........................................   612,150,031     619,643,557
                                                              ------------    ------------
End of year*................................................  $526,770,685    $612,150,031
                                                              ============    ============
------------------------------------------------------------------------------------------
* Undistributed investment income--net......................  $      5,270              --
                                                              ============    ============
------------------------------------------------------------------------------------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights
--------------------------------------------------------------------------------

                                                                                     CLASS I
                                                             -------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                             FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                -------------------------------------------------------
FINANCIAL STATEMENTS.                                          2005       2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........................  $  26.17   $  25.60    $  18.09    $  25.08    $  20.78
                                                             --------   --------    --------    --------    --------
Investment income (loss)--net*.............................       .07         --+        .02        (.02)        .06
Realized and unrealized gain (loss)--net...................      2.58       3.83        7.67       (5.84)       6.01
                                                             --------   --------    --------    --------    --------
Total from investment operations...........................      2.65       3.83        7.69       (5.86)       6.07
                                                             --------   --------    --------    --------    --------
Less dividends and distributions from:
  Investment income--net...................................      (.07)        --        (.02)         --        (.06)
  Realized gain--net.......................................     (3.82)     (3.26)       (.16)      (1.13)      (1.71)
                                                             --------   --------    --------    --------    --------
Total dividends and distributions..........................     (3.89)     (3.26)       (.18)      (1.13)      (1.77)
                                                             --------   --------    --------    --------    --------
Net asset value, end of year...............................  $  24.93   $  26.17    $  25.60    $  18.09    $  25.08
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.........................    10.38%     14.98%      42.91%     (23.76%)     29.94%
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses...................................................      .84%       .83%        .83%        .84%        .83%
                                                             ========   ========    ========    ========    ========
Investment income (loss)--net..............................      .28%      (.01%)       .08%       (.11%)       .26%
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands).....................  $482,681   $583,301    $601,270    $460,279    $746,874
                                                             ========   ========    ========    ========    ========
Portfolio turnover.........................................    79.65%     82.36%      64.35%      76.33%      64.99%
                                                             ========   ========    ========    ========    ========
--------------------------------------------------------------------------------------------------------------------

*  Based on average shares outstanding.

** Total investment returns exclude insurance-related fees and expenses.

+ Amount is less than $(.01) per share.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                   CLASS II
                                                           --------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                           FOR THE YEAR ENDED DECEMBER 31,
BEEN DERIVED FROM INFORMATION PROVIDED IN THE              --------------------------------------------------------
FINANCIAL STATEMENTS.                                        2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................  $  26.11    $  25.55    $  18.08    $  25.05    $  20.77
                                                           --------    --------    --------    --------    --------
Investment income (loss)--net*...........................       .04        (.04)       (.02)       (.06)        .02
Realized and unrealized gain (loss)--net.................      2.57        3.82        7.65       (5.82)       6.01
                                                           --------    --------    --------    --------    --------
Total from investment operations.........................      2.61        3.78        7.63       (5.88)       6.03
                                                           --------    --------    --------    --------    --------
Less dividends and distributions from:
  Investment income--net.................................      (.03)         --          --          --        (.04)
  Realized gain--net.....................................     (3.82)      (3.22)       (.16)      (1.09)      (1.71)
                                                           --------    --------    --------    --------    --------
Total dividends and distributions........................     (3.85)      (3.22)       (.16)      (1.09)      (1.75)
                                                           --------    --------    --------    --------    --------
Net asset value, end of year.............................  $  24.87    $  26.11    $  25.55    $  18.08    $  25.05
                                                           ========    ========    ========    ========    ========
TOTAL INVESTMENT RETURN:**
Based on net asset value per share.......................    10.24%      14.80%      42.62%     (23.86%)     29.72%
                                                           ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses.................................................      .99%        .98%        .98%        .99%        .98%
                                                           ========    ========    ========    ========    ========
Investment income (loss)--net............................      .14%       (.16%)      (.08%)      (.26%)       .09%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)...................  $ 16,489    $ 18,360    $ 18,313    $ 16,172    $ 25,714
                                                           ========    ========    ========    ========    ========
Portfolio turnover.......................................    79.65%      82.36%      64.35%      76.33%      64.99%
                                                           ========    ========    ========    ========    ========
-------------------------------------------------------------------------------------------------------------------

* Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Financial Highlights (concluded)
--------------------------------------------------------------------------------

                                                                                  CLASS III
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE                ------------------------------------------------------
BEEN DERIVED FROM INFORMATION PROVIDED IN THE                     FOR THE YEAR ENDED
FINANCIAL STATEMENTS.                                       -------------------------------      FOR THE PERIOD
                                                            DECEMBER 31,       DECEMBER 31,    NOVEMBER 18, 2003+
                                                                2005               2004       TO DECEMBER 31, 2003
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period......................    $   9.00           $  10.68           $  10.00
                                                              --------           --------           --------
Investment income (loss)--net*............................         .01                 --++              .01
Realized and unrealized gain--net.........................         .84               1.57                .68
                                                              --------           --------           --------
Total from investment operations..........................         .85               1.57                .69
                                                              --------           --------           --------
Less dividends and distributions:
  Investment income--net..................................        (.06)                --               (.01)
  Realized gain--net......................................       (3.82)             (3.25)                --
                                                              --------           --------           --------
Total dividends and distributions.........................       (3.88)             (3.25)              (.01)
                                                              --------           --------           --------
Net asset value, end of period............................    $   5.97           $   9.00           $  10.68
                                                              ========           ========           ========
------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:**
Based on net asset value per share........................      10.11%             14.75%              6.95%@
                                                              ========           ========           ========
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
Expenses..................................................       1.09%              1.07%              1.08%***
                                                              ========           ========           ========
Investment income (loss)--net.............................        .11%              (.18%)              .36%***
                                                              ========           ========           ========
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)..................    $ 27,600           $ 10,489           $     61
                                                              ========           ========           ========
Portfolio turnover........................................      79.65%             82.36%             64.35%
                                                              ========           ========           ========
------------------------------------------------------------------------------------------------------------------

* Based on average shares outstanding.

**  Total investment returns exclude insurance-related fees and expenses.

***   Annualized.

+   Commencement of operations.

++  Amount is less than $(.01) per share.

@   Aggregate total investment return.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.) (the "Company") is an open-end management investment company that is comprised of 16 separate funds. Each fund offers three classes of shares to the Merrill Lynch Life Insurance Company, ML Life Insurance Company of New York (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML & Co.")), and other insurance companies, that are not affiliated with ML & Co., for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts. Mercury Value Opportunities V.I. Fund (formerly Merrill Lynch Value Opportunities V.I. Fund) (the "Fund") is classified as "diversified," as defined in the Investment Company Act of 1940, as amended. Class I Shares, Class II Shares and Class III Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class. In addition, Class II Shares and Class III Shares bear certain expenses related to the distribution of such shares. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

  (a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Company. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Company. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

  Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

  Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Company, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Company's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Company.

  Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may

--------------------------------------------------------------------------------

not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Company's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Company's Board of Directors.

  (b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Options--The Fund may write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received).

  Written options are non-income producing investments.

  (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

  (d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

  (e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

  (f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

  (g) Expenses--Certain expenses have been allocated to the individual funds in the Company on a pro rata basis based upon the respective aggregate net asset value of each fund included in the Company.

  (h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

  (i) Reclassification--U.S. generally accepted accounting principles require that certain com-

--------------------------------------------------------------------------------

ponents of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $416 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Company has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"), doing business as Mercury Advisors. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

  MLIM is responsible for the management of the Company's funds and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of .75% of the average daily value of the Fund's net assets.

  Pursuant to the Distribution Plans adopted by the Company, in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee each month at the annual rate of .15% and .25% of the average daily value of the Fund's Class II and Class III net assets, respectively.

  The Company has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, or its affiliates. As of December 31, 2005, the Fund lent securities with a value of $17,187,339. Pursuant to that order, the Company also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Company and the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the year ended December 31, 2005, MLIM, LLC received $23,887 in securities lending agent fees from the Fund.

  For the year ended December 31, 2005, MLPF&S earned $110,153 in commissions on the execution of portfolio security transactions.

  In addition, the Fund reimbursed MLIM $13,263 for certain accounting services, for the year ended December 31, 2005.

  Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

  Certain officers and/or directors of the Company are officers and/or directors of MLIM, PSI, FDS, FAMD, ML & Co., and/or MLIM, LLC.

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2005 were $429,474,964 and $563,654,528, respectively.

4. CAPITAL SHARE TRANSACTIONS:

Net decrease in net assets derived from capital share transactions was $51,768,793 and $21,244,443 for the years ended December 31, 2005 and December 31, 2004, respectively.

  Transactions in capital shares for each class were as follows:

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2005                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     585,685    $  15,354,126
Shares issued to shareholders in
 reinvestment of dividends and
 distributions......................   2,742,439       68,423,222
                                      ----------    -------------
Total issued........................   3,328,124       83,777,348
Shares redeemed.....................  (6,259,839)    (159,779,725)
                                      ----------    -------------
Net decrease........................  (2,931,715)   $ (76,002,377)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class I Shares for the Year Ended                      Dollar
December 31, 2004                       Shares         Amount
-----------------------------------------------------------------
Shares sold.........................     978,554    $  26,150,811
Shares issued to shareholders in
 reinvestment of distributions......   2,474,495       64,782,281
                                      ----------    -------------
Total issued........................   3,453,049       90,933,092
Shares redeemed.....................  (4,650,239)    (124,027,743)
                                      ----------    -------------
Net decrease........................  (1,197,190)   $ (33,094,651)
                                      ==========    =============
-----------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2005                          Shares       Amount
-----------------------------------------------------------------
Shares sold.............................     3,155    $    82,155
Shares issued to shareholders in
 reinvestment of dividends and
 distributions..........................    92,100      2,292,220
                                          --------    -----------
Total issued............................    95,255      2,374,375
Shares redeemed.........................  (135,390)    (3,513,149)
                                          --------    -----------
Net decrease............................   (40,135)   $(1,138,774)
                                          ========    ===========
-----------------------------------------------------------------

--------------------------------------------------------------------------------

-----------------------------------------------------------------
Class II Shares for the Year Ended                      Dollar
December 31, 2004                          Shares       Amount
-----------------------------------------------------------------
Shares sold..............................    6,758    $   177,321
Shares issued to shareholders in
 reinvestment of distributions...........   77,259      2,018,790
                                           -------    -----------
Total issued.............................   84,017      2,196,111
Shares redeemed..........................  (97,607)    (2,592,608)
                                           -------    -----------
Net decrease.............................  (13,590)   $  (396,497)
                                           =======    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2005                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................  1,803,964    $15,582,125
Shares issued to shareholders in
 reinvestment of dividends and
 distributions.........................  1,764,019     10,743,995
                                         ---------    -----------
Total issued...........................  3,567,983     26,326,120
Shares redeemed........................   (109,522)      (953,762)
                                         ---------    -----------
Net increase...........................  3,458,461    $25,372,358
                                         =========    ===========
-----------------------------------------------------------------

-----------------------------------------------------------------
Class III Shares for the Year Ended                     Dollar
December 31, 2004                         Shares        Amount
-----------------------------------------------------------------
Shares sold............................    881,271    $ 9,787,153
Shares issued to shareholders in
 reinvestment of distributions.........    305,212      2,746,907
                                         ---------    -----------
Total issued...........................  1,186,483     12,534,060
Shares redeemed........................    (26,228)      (287,355)
                                         ---------    -----------
Net increase...........................  1,160,255    $12,246,705
                                         =========    ===========
-----------------------------------------------------------------

5. SHORT-TERM BORROWINGS:

The Company, on behalf of the Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended December 31, 2005. On November 23, 2005, the credit agreement was renewed for one year under substantially the same terms.

6. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal years ended December 31, 2005 and December 31, 2004 was as follows:

-----------------------------------------------------------------
                                       12/31/2005     12/31/2004
-----------------------------------------------------------------
Distributions paid from:
 Ordinary income.....................  $34,672,579    $19,000,001
 Net long-term capital gains.........   46,786,858     50,547,977
                                       -----------    -----------
Total taxable distributions..........  $81,459,437    $69,547,978
                                       ===========    ===========
-----------------------------------------------------------------

  As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------
Undistributed ordinary income--net................    $10,726,111
Undistributed long-term capital gains--net........      7,574,123
                                                      -----------
Total undistributed earnings--net.................     18,300,234
Capital loss carryforward.........................             --
Unrealized gains--net.............................     42,119,486*
                                                      -----------
Total accumulated earnings--net...................    $60,419,720
                                                      ===========
-----------------------------------------------------------------

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Mercury Value Opportunities V.I. Fund
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
FAM VARIABLE SERIES FUNDS, INC.:

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Mercury Value Opportunities V.I. Fund (formerly, Merrill Lynch Value Opportunities V.I. Fund), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mercury Value Opportunities V.I. Fund of FAM Variable Series Funds, Inc. as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Officers and Directors
--------------------------------------------------------------------------------

INTERESTED DIRECTOR

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND         TIME SERVED                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*        President and     2005 to present   President of the MLIM/FAM-advised funds     131 Funds 177
P.O. Box 9011               Director                            since 2005; President of MLIM and FAM         Portfolios
Princeton, NJ 08543-9011                                        since 2001; Co-Head (Americas Region)
Age: 51                                                         thereof from 2000 to 2001 and Senior Vice
                                                                President from 1999 to 2001; President
                                                                and Director of Princeton Services, Inc.
                                                                ("Princeton Services") since 2001;
                                                                President of Princeton Administrators,
                                                                L.P. ("Princeton Administrators") since
                                                                2001; Chief Investment Officer of
                                                                OppenheimerFunds, Inc. in 1999 and
                                                                Executive Vice President thereof from
                                                                1991 to 1999.

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
Robert C. Doll, Jr.*           None
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 51

--------------------------------------------------------------------------------
* Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators, Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha           Director          2002 to present   Director, The China Business Group, Inc.       39 Funds
P.O. Box 9095                                                   since 1996 and Executive Vice President     59 Portfolios
Princeton, NJ 08543-9095                                        thereof from 1996 to 2003; Chairman of
Age: 61                                                         the Board, Berkshire Holding Corporation
                                                                since 1980; Partner, Squire, Sanders &
                                                                Dempsey from 1980 to 1993.
--------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot            Director          2005 to present   Professor, Harvard University since 1992;      39 Funds
P.O. Box 9095                                                   Professor, Massachusetts Institute of       59 Portfolios
Princeton, NJ 08543-9095                                        Technology from 1986 to 1992.
Age: 48
--------------------------------------------------------------------------------------------------------------------------

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
James H. Bodurtha              None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 61

-----------------------------------------------------------
Kenneth A. Froot               None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 48
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Joe Grills**                  Director        1994 to present   Member of the Committee of Investment of       39 Funds
P.O. Box 9095                                                   Employee Benefit Assets of the              59 Portfolios
Princeton, NJ 08543-9095                                        Association of Financial Professionals
Age: 68                                                         ("CIEBA") since 1986; Member of CIEBA's
                                                                Executive Committee since 1988 and its
                                                                Chairman from 1991 to 1992; Assistant
                                                                Treasurer of International Business
                                                                Machines Corporation ("IBM") and Chief
                                                                Investment Officer of IBM Retirement
                                                                Funds from 1986 to 1993; Member of the
                                                                Investment Advisory Committee of the
                                                                State of New York Common Retirement Fund
                                                                since 1989; Member of the Investment
                                                                Advisory Committee of the Howard Hughes
                                                                Medical Institute from 1997 to 2000;
                                                                Director, Duke University Management
                                                                Company from 1992 to 2004, Vice Chairman
                                                                thereof from 1998 to 2004, and Director
                                                                Emeritus thereof since 2004; Director,
                                                                LaSalle Street Fund from 1995 to 2001;
                                                                Director, Kimco Realty Corporation since
                                                                1997; Member of the Investment Advisory
                                                                Committee of the Virginia Retirement
                                                                System since 1998, Vice Chairman thereof
                                                                from 2002 to 2005, and Chairman thereof
                                                                since 2005; Director, Montpelier
                                                                Foundation since 1998 and its Vice
                                                                Chairman since 2000; Member of the
                                                                Investment Committee of the Woodberry
                                                                Forest School since 2000; Member of the
                                                                Investment Committee of the National
                                                                Trust for Historic Preservation since
                                                                2000.
--------------------------------------------------------------------------------------------------------------------------
Herbert I. London             Director        2002 to present   John M. Olin Professor of Humanities, New      39 Funds
P.O. Box 9095                                                   York University since 1993 and Professor    59 Portfolios
Princeton, NJ 08543-9095                                        thereof since 1980; President, Hudson
Age: 66                                                         Institute since 1997 and Trustee thereof
                                                                since 1980; Dean, Gallatin Division of
                                                                New York University from 1976 to 1993;
                                                                Distinguished Fellow, Herman Kahn Chair,
                                                                Hudson Institute from 1984 to 1985;
                                                                Director, Damon Corp. from 1991 to 1995;
                                                                Overseer, Center for Naval Analyses from
                                                                1983 to 1993.
--------------------------------------------------------------------------------------------------------------------------

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
Joe Grills**               Kimco Realty
P.O. Box 9095               Corporation
Princeton, NJ 08543-9095
Age: 68

---------------------------------------------------------------------------------------------
Herbert I. London              None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 66

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)
--------------------------------------------------------------------------------

INDEPENDENT DIRECTORS (CONCLUDED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                                            PORTFOLIOS IN
                                                                                                             FUND COMPLEX
                           POSITION(S) HELD      LENGTH OF               PRINCIPAL OCCUPATION(S)               OVERSEEN
  NAME, ADDRESS & AGE         WITH FUND        TIME SERVED*                DURING PAST 5 YEARS               BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo           Director        2002 to present   Shareholder, Modrall, Sperling, Roehl,         39 Funds
P.O. Box 9095                                                   Harris & Sisk, P.A. since 1993;             59 Portfolios
Princeton, NJ 08543-9095                                        President, American Bar Association from
Age: 63                                                         1995 to 1996 and Member of the Board of
                                                                Governors thereof from 1994 to 1997;
                                                                Shareholder, Poole, Kelly and Ramo,
                                                                Attorneys at Law P.C. from 1977 to 1993;
                                                                Director of ECMC Group (service provider
                                                                to students, schools and lenders) since
                                                                2001; Director, United New Mexico Bank
                                                                (now Wells Fargo) from 1983 to 1988;
                                                                Director, First National Bank of New
                                                                Mexico (now Wells Fargo) from 1975 to
                                                                1976; Vice President, American Law
                                                                Institute since 2004.
--------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.        Director        1997 to present   Principal of STI Management (investment        39 Funds
P.O. Box 9095                                                   adviser) since 1994; Chairman and CEO of    59 Portfolios
Princeton, NJ 08543-9095                                        Salomon Brothers Asset Management Inc.
Age: 69                                                         from 1992 to 1995; Chairman of Salomon
                                                                Brothers Equity Mutual Funds from 1992 to
                                                                1995; regular columnist with Forbes
                                                                Magazine from 1992 to 2002; Director of
                                                                Stock Research and U.S. Equity Strategist
                                                                at Salomon Brothers Inc. from 1975 to
                                                                1991; Trustee, Commonfund from 1980 to
                                                                2001.
--------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud           Director        1984 to present   Chairman of Fernwood Advisors, Inc.            40 Funds
P.O. Box 9095                                                   (investment adviser) since 1996;            60 Portfolios
Princeton, NJ 08543-9095                                        Principal, Fernwood Associates (financial
Age: 72                                                         consultants) since 1975; Chairman of
                                                                R.P.P. Corporation (manufacturing
                                                                company) since 1978; Director of
                                                                International Mobile Communications, Inc.
                                                                (telecommunications) since 1998.

------------------------  ----------------

                            OTHER PUBLIC
                           DIRECTORSHIPS
  NAME, ADDRESS & AGE     HELD BY DIRECTOR
------------------------  ----------------
Roberta Cooper Ramo            None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 63
--------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.         None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 69
--------------------------------------------------------------------------------------------------------------------------
Stephen B. Swensrud            None
P.O. Box 9095
Princeton, NJ 08543-9095
Age: 72

--------------------------------------------------------------------------------
* Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
** Chairman of the Board and the Audit Committee.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Officers and Directors (continued)
--------------------------------------------------------------------------------

FUND OFFICERS

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Donald C. Burke           Vice President    1993 to present and 1999   First Vice President of MLIM and FAM since 1997
P.O. Box 9011             and Treasurer            to present          and Treasurer thereof since 1999; Senior Vice
Princeton, NJ 08543-9011                                               President and Treasurer of Princeton Services
Age: 45                                                                since 1999 and Director since 2004; Vice
                                                                       President of FAM Distributors, Inc. ("FAMD")
                                                                       since 1999 and Director since 2004; Vice
                                                                       President of MLIM and FAM from 1990 to 1997;
                                                                       Director of Taxation of MLIM from 1990 to 2001;
                                                                       Vice President, Treasurer and Secretary of the
                                                                       IQ Funds since 2004.
-----------------------------------------------------------------------------------------------------------------------
Kathleen M. Anderson      Vice President         2002 to present       Director (Equities) of MLIM since 2000; Vice
P.O. Box 9011                                                          President of MLIM from 1994 to 2000.
Princeton, NJ 08543-9011
Age: 47
-----------------------------------------------------------------------------------------------------------------------
R. Elise Baum             Vice President         1999 to present       Managing Director of MLIM (Equities) since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000; Vice
Princeton, NJ 08543-9011                                               President from 1995 to 1997.
Age: 45
-----------------------------------------------------------------------------------------------------------------------
John Burger               Vice President         2005 to present       Director of MLIM since 2004; Vice President of
P.O. Box 9011                                                          MLIM from 1994 to 2004.
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------
Vincent J. Costa          Vice President         2005 to present       Managing Director of MLIM since 2005; Director
P.O. Box 9011                                                          of MLIM from 1999 to 2005.
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------
Lawrence R. Fuller        Vice President         1998 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 64
-----------------------------------------------------------------------------------------------------------------------
Debra L. Jelilian         Vice President         2005 to present       Director of MLIM since 1999.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 38
-----------------------------------------------------------------------------------------------------------------------
James A. Macmillan        Vice President         2001 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 2000; Director of MLIM from 1993 to 2000.
Princeton, NJ 08543-9011
Age: 40
-----------------------------------------------------------------------------------------------------------------------
Theodore J. Magnani       Vice President         2005 to present       Vice President of MLIM since 1992.
P.O. Box 9011
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------
Patrick Maldari           Vice President         2002 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 2000; Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------
Robert J. Martorelli      Vice President         2002 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 48
-----------------------------------------------------------------------------------------------------------------------
Robert F. Murray          Vice President         2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2001; Vice President of MLIM from 1997 to 2001.
Princeton, NJ 08543-9011
Age: 48
-----------------------------------------------------------------------------------------------------------------------
Thomas Musmanno           Vice President         2001 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2004; Vice President of MLIM from 1997 to 2004;
Princeton, NJ 08543-9011                                               Derivatives and Structured Products Specialist
Age: 36                                                                with MLIM from 2000 to 2002 and Portfolio
                                                                       Manager with MLIM since 1996.
-----------------------------------------------------------------------------------------------------------------------
James Pagano              Vice President         2002 to present       Director (Global Fixed Income) of MLIM since
P.O. Box 9011                                                          2004; Vice President of MLIM from 1997 to 2004.
Princeton, NJ 08543-9011
Age: 43
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Officers and Directors (concluded)
--------------------------------------------------------------------------------

FUND OFFICERS (CONCLUDED)

-----------------------------------------------------------------------------------------------------------------------
                          POSITION(S) HELD
  NAME, ADDRESS & AGE        WITH FUND       LENGTH OF TIME SERVED*      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------------------------
Kevin M. Rendino          Vice President         1998 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 39
-----------------------------------------------------------------------------------------------------------------------
Jacqueline Rogers-Ayoub   Vice President         2001 to present       Vice President (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 1986.
Princeton, NJ 08543-9011
Age: 48
-----------------------------------------------------------------------------------------------------------------------
Jeffrey L. Russo          Vice President         2005 to present       Director of MLIM since 2004; Vice President of
P.O. Box 9011                                                          MLIM from 1994 to 2004.
Princeton, NJ 08543-9011
Age: 38
-----------------------------------------------------------------------------------------------------------------------
Kurt Schansinger          Vice President         1998 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 45
-----------------------------------------------------------------------------------------------------------------------
Dennis W. Stattman        Vice President         2001 to present       Managing Director (Equities) of MLIM since 2000;
P.O. Box 9011                                                          Director of MLIM from 1997 to 2000.
Princeton, NJ 08543-9011
Age: 54
-----------------------------------------------------------------------------------------------------------------------
Frank Viola               Vice President         2003 to present       Managing Director (Global Fixed Income) of MLIM
P.O. Box 9011                                                          since 2002; Head of the Global Fixed Income
Princeton, NJ 08543-9011                                               Structured Asset Team since 2002; Director of
Age: 41                                                                MLIM from 2000 to 2001; Vice President of MLIM
                                                                       from 1997 to 2000.
-----------------------------------------------------------------------------------------------------------------------
Jeffrey Hiller            Chief Compli-          2004 to present       Chief Compliance Officer of the MLIM/FAM-advised
P.O. Box 9011             ance Officer                                 funds and First Vice President and Chief
Princeton, NJ 08543-9011                                               Compliance Officer of MLIM (Americas Region)
Age: 54                                                                since 2004; Chief Compliance Officer of the IQ
                                                                       Funds since 2004; Global Director of Compliance
                                                                       at Morgan Stanley Investment Management from
                                                                       2002 to 2004; Managing Director and Global
                                                                       Director of Compliance at Citigroup Asset
                                                                       Management from 2000 to 2002; Chief Compliance
                                                                       Officer at Soros Fund Management in 2000; Chief
                                                                       Compliance Officer at Prudential Financial from
                                                                       1995 to 2000; Senior Counsel in the Commission's
                                                                       Division of Enforcement in Washington, D.C. from
                                                                       1990 to 1995.
-----------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino       Secretary              2004 to present       Director (Legal Advisory) of MLIM since 2002;
P.O. Box 9011                                                          Vice President of MLIM from 1999 to 2002;
Princeton, NJ 08543-9011                                               Attorney associated with MLIM since 1997;
Age: 45                                                                Secretary of MLIM, FAM, FAMD and Princeton
                                                                       Services since 2004.
-----------------------------------------------------------------------------------------------------------------------

* Officers of the Fund serve at the pleasure of the Board of Directors.

--------------------------------------------------------------------------------

Further information about the Funds' Officers and Directors is available in the Funds' Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.
--------------------------------------------------------------------------------

        Effective January 1, 2006, Stephen B. Swensrud retired as
        Director of FAM Variable Series Funds, Inc. The Company's Board of Directors wishes Mr. Swensrud well in his retirement.

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Custodian & Transfer Agent
--------------------------------------------------------------------------------

CUSTODIAN
For all Funds except Mercury Global Allocation
V.I. Fund, Mercury International Value V.I. Fund and Mercury Large Cap Growth V.I. Fund:
The Bank of New York
100 Church Street
New York, NY 10286

For Mercury Global Allocation V.I. Fund, Mercury International Value V.I. Fund and Mercury Large
Cap Growth V.I. Fund:
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

PRINCIPAL OFFICE OF THE FUNDS
Box 9011
Princeton, NJ 08543-9011

--------------------------------------------------------------------------------
FAM VARIABLE SERIES FUNDS, INC.
Availability of Quarterly Schedule of Investments
--------------------------------------------------------------------------------

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

  This report is only for distribution to shareholders of the Funds of FAM Variable Series Funds, Inc. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of non-money market fund shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. An investment in the Mercury Domestic Money Market V.I. Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in money market funds. Statements and other information herein are as dated and are subject to change.

  A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how each Fund voted proxies relating to securities held in each Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                                                    #16897-12/05

--------------------------------------------------------------------------------

Item 2 -- Code of Ethics -- The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 -- Audit Committee Financial Expert -- The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
          (ii) each audit committee financial expert is independent: (1)
          Joe Grills, (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud.

Item 4 -- Principal Accountant Fees and Services

(a) Audit Fees --            Fiscal Year Ending December 31, 2005--    $428,500
                             Fiscal Year Ending December 31, 2004--    $396,000

(b) Audit-Related Fees --    Fiscal Year Ending December 31, 2005--    $0
                             Fiscal Year Ending December 31, 2004--    $0

(c) Tax Fees --              Fiscal Year Ending December 31, 2005--    $131,040
                             Fiscal Year Ending December 31, 2004--    $126,893

          The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees --        Fiscal Year Ending December 31, 2005--    $0
                             Fiscal Year Ending December 31, 2004--    $0

          (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

          (e)(2) 0%

          (f) Not Applicable

          (g) Fiscal Year Ending December 31, 2005 -- $5,577,771
              Fiscal Year Ending December 31, 2004 -- $11,926,355

          (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

          Regulation S-X Rule 2-01(c)(7)(ii) -- $1,227,000, 0%

Item 5 -- Audit Committee of Listed Registrants -- Not Applicable

Item 6 -- Schedule of Investments --
          Mercury Index 500 V.I. Fund of FAM Variable Series Funds, Inc.

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                 SHARES
INDUSTRY                          HELD    COMMON STOCKS                                 VALUE
--------                         ------   -------------                              ----------
AEROSPACE & DEFENSE - 2.5%       28,128   Boeing Co.                                 $1,975,711
                                  6,564   General Dynamics Corp.                        748,624
                                  3,963   Goodrich Corp.                                162,879
                                 28,363   Honeywell International, Inc.               1,056,522
                                  3,829   L-3 Communications Holdings, Inc.             284,686
                                 13,133   Lockheed Martin Corp.                         835,653
                                 12,140   Northrop Grumman Corp.                        729,735
                                 14,946   Raytheon Co.                                  600,082
                                  5,783   Rockwell Collins, Inc.                        268,736
                                 35,164   United Technologies Corp.                   1,966,019
                                                                                     ----------
                                                                                      8,628,647
                                                                                     ----------
AIR FREIGHT & LOGISTICS - 1.2%    9,855   FedEx Corp.                                 1,018,908
                                  2,084   Ryder System, Inc.                             85,486
                                 38,100   United Parcel Service, Inc. Class B         2,863,215
                                                                                     ----------
                                                                                      3,967,609
                                                                                     ----------
AIRLINES - 0.1%                  25,675   Southwest Airlines Co.                        421,840
                                                                                     ----------
AUTO COMPONENTS - 0.2%            2,406   Cooper Tire & Rubber Co.                       36,860
                                  5,098   Dana Corp.                                     36,604
                                  5,734   The Goodyear Tire & Rubber Co. (a)             99,657
                                  6,246   Johnson Controls, Inc.                        455,396
                                                                                     ----------
                                                                                        628,517
                                                                                     ----------
AUTOMOBILES - 0.4%               65,571   Ford Motor Co.                                506,208
                                 20,283   General Motors Corp. (e)                      393,896
                                  9,652   Harley-Davidson, Inc.                         496,981
                                                                                     ----------
                                                                                      1,397,085
                                                                                     ----------
BEVERAGES - 2.5%                 26,131   Anheuser-Busch Cos., Inc.                   1,122,588
                                  3,518   Brown-Forman Corp. Class B                    243,868
                                 71,296   The Coca-Cola Co.                           2,873,942
                                 11,937   Coca-Cola Enterprises, Inc.                   228,832
                                  7,000   Constellation Brands, Inc. Class A (a)        183,610
                                  2,241   Molson Coors Brewing Co. Class B              150,125
                                  6,004   Pepsi Bottling Group, Inc.                    171,774
                                 57,439   PepsiCo, Inc.                               3,393,496
                                                                                     ----------
                                                                                      8,368,235
                                                                                     ----------
BIOTECHNOLOGY - 1.7%             42,423   Amgen, Inc. (a)                             3,345,478
                                  6,952   Applera Corp. - Applied Biosystems Group      184,645
                                 11,426   Biogen Idec, Inc. (a)                         517,941
                                  4,321   Chiron Corp. (a)                              192,112
                                  8,500   Genzyme Corp. (a)                             601,630
                                 15,100   Gilead Sciences, Inc. (a)                     794,713
                                  8,358   Medimmune, Inc. (a)                           292,697
                                                                                     ----------
                                                                                      5,929,216
                                                                                     ----------
BUILDING PRODUCTS - 0.2%          6,800   American Standard Cos., Inc.                  271,660
                                 14,851   Masco Corp.                                   448,352
                                                                                     ----------
                                                                                        720,012
                                                                                     ----------
CAPITAL MARKETS - 3.7%            8,495   Ameriprise Financial, Inc.                    348,295
                                 25,632   The Bank of New York Co., Inc.                816,379
                                  4,253   The Bear Stearns Cos., Inc.                   491,349
                                 37,565   The Charles Schwab Corp.                      551,079
                                 12,300   E*Trade Financial Corp. (a)                   256,578
                                  3,500   Federated Investors, Inc. Class B             129,640
                                  5,622   Franklin Resources, Inc.                      528,524
                                 15,500   Goldman Sachs Group, Inc.                   1,979,505
                                  7,811   Janus Capital Group, Inc.                     145,519
                                  9,100   Lehman Brothers Holdings, Inc.              1,166,347

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                    SHARES
INDUSTRY                             HELD    COMMON STOCKS                                 VALUE
--------                           -------   -------------                              -----------
                                    13,911   Mellon Financial Corp.                     $   476,452
                                    31,779   Merrill Lynch & Co., Inc. (b)                2,152,392
                                    37,563   Morgan Stanley                               2,131,325
                                     7,201   Northern Trust Corp.                           373,156
                                    11,093   State Street Corp.                             614,996
                                     4,193   T. Rowe Price Group, Inc.                      302,022
                                                                                        -----------
                                                                                         12,463,558
                                                                                        -----------
CHEMICALS - 1.8%                     7,389   Air Products & Chemicals, Inc.                 437,355
                                     2,191   Ashland, Inc.                                  126,859
                                    32,336   The Dow Chemical Co.                         1,416,964
                                    32,396   E.I. du Pont de Nemours & Co.                1,376,830
                                     2,458   Eastman Chemical Co.                           126,808
                                     7,576   Ecolab, Inc.                                   274,782
                                     4,030   Engelhard Corp.                                121,504
                                     3,676   Hercules, Inc. (a)                              41,539
                                     3,099   International Flavors & Fragrances, Inc.       103,817
                                     8,867   Monsanto Co.                                   687,458
                                     5,643   PPG Industries, Inc.                           326,730
                                    10,754   Praxair, Inc.                                  569,532
                                     5,888   Rohm & Haas Co.                                285,097
                                     2,217   Sigma-Aldrich Corp.                            140,314
                                                                                        -----------
                                                                                          6,035,589
                                                                                        -----------
COMMERCIAL BANKS - 6.5%             11,730   AmSouth Bancorp                                307,443
                                    18,296   BB&T Corp.                                     766,785
                                   138,112   Bank of America Corp.                        6,373,869
                                     5,626   Comerica, Inc.                                 319,332
                                     4,553   Compass Bancshares, Inc.                       219,864
                                    18,419   Fifth Third Bancorp                            694,765
                                     4,100   First Horizon National Corp.                   157,604
                                     7,605   Huntington Bancshares, Inc.                    180,619
                                    13,403   KeyCorp                                        441,361
                                     3,200   M&T Bank Corp.                                 348,960
                                     7,400   Marshall & Ilsley Corp.                        318,496
                                    20,625   National City Corp.                            692,381
                                    14,911   North Fork Bancorporation, Inc.                407,965
                                     9,364   PNC Financial Services Group, Inc.             578,976
                                    15,415   Regions Financial Corp.                        526,576
                                    11,996   SunTrust Banks, Inc.                           872,829
                                    10,210   Synovus Financial Corp.                        275,772
                                    62,804   U.S. Bancorp                                 1,877,212
                                    54,345   Wachovia Corp.                               2,872,677
                                    58,003   Wells Fargo & Co.                            3,644,328
                                     2,924    Zions Bancorporation                          220,937
                                                                                        -----------
                                                                                         22,098,751
                                                                                        -----------
COMMERCIAL SERVICES & SUPPLIES -     9,794   Allied Waste Industries, Inc. (a)               85,600
0.8%                                 3,667   Avery Dennison Corp.                           202,675
                                    34,828   Cendant Corp.                                  600,783
                                     5,536   Cintas Corp.                                   227,972
                                     4,679   Equifax, Inc.                                  177,896
                                     3,971   Monster Worldwide, Inc. (a)                    162,096
                                     7,615   Pitney Bowes, Inc.                             321,734
                                     7,244   RR Donnelley & Sons Co.                        247,817
                                     5,686   Robert Half International, Inc.                215,443
                                    18,910   Waste Management, Inc.                         573,919
                                                                                        -----------
                                                                                          2,815,935
                                                                                        -----------

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                         SHARES
INDUSTRY                                  HELD    COMMON STOCKS                                    VALUE
--------                                -------   -------------                                 -----------
COMMUNICATIONS EQUIPMENT - 3.0%           3,821   ADC Telecommunications, Inc. (a)              $    85,361
                                          5,425   Andrew Corp. (a)                                   58,210
                                         15,113   Avaya, Inc. (a)                                   161,256
                                         18,903   Ciena Corp. (a)                                    56,142
                                        211,415   Cisco Systems, Inc. (a)                         3,619,425
                                          6,476   Comverse Technology, Inc. (a)                     172,197
                                         51,558   Corning, Inc. (a)                               1,013,630
                                              1   Enterasys Networks, Inc. (a)                           13
                                         48,877   JDS Uniphase Corp. (a)                            115,350
                                        146,142   Lucent Technologies, Inc. (a)                     388,738
                                         84,936   Motorola, Inc.                                  1,918,704
                                         56,768   QUALCOMM, Inc.                                  2,445,565
                                          5,180   Scientific-Atlanta, Inc.                          223,103
                                         15,233   Tellabs, Inc. (a)                                 166,040
                                                                                                -----------
                                                                                                 10,423,734
                                                                                                -----------
COMPUTERS & PERIPHERALS - 4.2%           29,490   Apple Computer, Inc. (a)                        2,120,036
                                         81,176   Dell, Inc. (a)                                  2,434,468
                                         80,904   EMC Corp. (a)                                   1,101,912
                                         12,279   Gateway, Inc. (a)                                  30,820
                                         99,143   Hewlett-Packard Co.                             2,838,464
                                         54,834   International Business Machines Corp.           4,507,355
                                          4,307   Lexmark International, Inc. Class A (a)           193,083
                                          6,140   NCR Corp. (a)                                     208,392
                                         11,965   Network Appliance, Inc. (a)                       323,055
                                          3,043   QLogic Corp. (a)                                   98,928
                                        111,812   Sun Microsystems, Inc. (a)                        468,492
                                                                                                -----------
                                                                                                 14,325,005
                                                                                                -----------
CONSTRUCTION & ENGINEERING - 0.1%         2,674   Fluor Corp.                                       206,593
                                                                                                -----------
CONSTRUCTION MATERIALS - 0.1%             3,350   Vulcan Materials Co.                              226,962
                                                                                                -----------
CONSUMER FINANCE - 1.5%                  42,678   American Express Co.                            2,196,210
                                          9,832   Capital One Financial Corp.                       849,485
                                         42,439   MBNA Corp.                                      1,152,219
                                         14,223   SLM Corp.                                         783,545
                                                                                                -----------
                                                                                                  4,981,459
                                                                                                -----------
CONTAINERS & PACKAGING - 0.2%             3,736   Ball Corp.                                        148,394
                                          3,556   Bemis Co.                                          99,106
                                          5,567   Pactiv Corp. (a)                                  122,474
                                          2,660   Sealed Air Corp. (a)                              149,412
                                          4,508   Temple-Inland, Inc.                               202,184
                                                                                                -----------
                                                                                                    721,570
                                                                                                -----------
DISTRIBUTORS - 0.1%                       5,738   Genuine Parts Co.                                 252,013
                                                                                                -----------
DIVERSIFIED CONSUMER SERVICES -           5,500   Apollo Group, Inc. Class A (a)                    332,530
0.2%                                     11,262   H&R Block, Inc.                                   276,482
                                                                                                -----------
                                                                                                    609,012
                                                                                                -----------
DIVERSIFIED FINANCIAL SERVICES - 4.3%     7,000   CIT Group, Inc.                                   362,460
                                        175,151   Citigroup, Inc.                                 8,500,078
                                        121,768   JPMorgan Chase & Co.                            4,832,972
                                          9,404   Moody's Corp.                                     577,594
                                         10,100   Principal Financial Group, Inc.                   479,043
                                                                                                -----------
                                                                                                 14,752,147
                                                                                                -----------
DIVERSIFIED TELECOMMUNICATION           135,469   AT&T, Inc.                                      3,317,636
SERVICES - 2.5%                          61,425   BellSouth Corp.                                 1,664,617
                                          5,202   CenturyTel, Inc.                                  172,498
                                         12,903   Citizens Communications Co.                       157,804

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                            SHARES
INDUSTRY                                     HELD    COMMON STOCKS                                    VALUE
--------                                    ------   -------------                                 ----------
                                            57,896   Qwest Communications International Inc. (a)   $  327,112
                                            96,118   Verizon Communications, Inc.                   2,895,074
                                                                                                   ----------
                                                                                                    8,534,741
                                                                                                   ----------
ELECTRIC UTILITIES - 1.8%                    5,122   Allegheny Energy, Inc. (a)                       162,111
                                            14,618   American Electric Power Co., Inc.                542,182
                                             6,073   Cinergy Corp.                                    257,860
                                            11,896   Edison International                             518,785
                                             7,672   Entergy Corp.                                    526,683
                                            22,378   Exelon Corp.                                   1,189,167
                                            14,414   FPL Group, Inc.                                  599,046
                                            10,988   FirstEnergy Corp.                                538,302
                                            12,258   PPL Corp.                                        360,385
                                             3,024   Pinnacle West Capital Corp.                      125,042
                                             8,129   Progress Energy, Inc.                            357,026
                                            24,618   The Southern Co.                                 850,060
                                                                                                   ----------
                                                                                                    6,026,649
                                                                                                   ----------
ELECTRICAL EQUIPMENT - 0.5%                  6,676   American Power Conversion Corp.                  146,872
                                             3,015   Cooper Industries Ltd. Class A                   220,095
                                            13,775   Emerson Electric Co.                           1,028,992
                                             5,983   Rockwell Automation, Inc.                        353,954
                                                                                                   ----------
                                                                                                    1,749,913
                                                                                                   ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
                                            15,362   Agilent Technologies, Inc. (a)                   511,401
                                             6,615   Jabil Circuit, Inc. (a)                          245,350
                                             6,163   Molex, Inc.                                      159,930
                                            17,409   Sanmina-SCI Corp. (a)                             74,162
                                            31,835   Solectron Corp. (a)                              116,516
                                             8,609   Symbol Technologies, Inc.                        110,367
                                             2,931   Tektronix, Inc.                                   82,683
                                                                                                   ----------
                                                                                                    1,300,409
                                                                                                   ----------
ENERGY EQUIPMENT & SERVICES - 1.9%          10,900   BJ Services Co.                                  399,703
                                            11,108   Baker Hughes, Inc.                               675,144
                                            17,902   Halliburton Co.                                1,109,208
                                             4,946   Nabors Industries Ltd. (a)                       374,659
                                             5,601   National Oilwell Varco, Inc. (a)                 351,183
                                             4,587   Noble Corp.                                      323,567
                                             2,835   Rowan Cos., Inc.                                 101,039
                                            19,845   Schlumberger Ltd.                              1,927,942
                                            11,911   Transocean, Inc. (a)                             830,078
                                            12,200   Weatherford International Ltd. (a)               441,640
                                                                                                   ----------
                                                                                                    6,534,163
                                                                                                   ----------
FOOD & STAPLES RETAILING - 2.7%             13,947   Albertson's, Inc.                                297,768
                                            26,914   CVS Corp.                                        711,068
                                            15,705   Costco Wholesale Corp.                           776,926
                                            24,426   The Kroger Co. (a)                               461,163
                                             4,392   SUPERVALU Inc.                                   142,652
                                            20,571   SYSCO Corporation                                638,730
                                            14,847   Safeway, Inc.                                    351,280
                                            86,716   Wal-Mart Stores, Inc.                          4,058,309
                                            34,244   Walgreen Co.                                   1,515,639
                                             5,000   Whole Foods Market, Inc.                         386,950
                                                                                                   ----------
                                                                                                    9,340,485
                                                                                                   ----------
FOOD PRODUCTS - 1.2%                        21,182   Archer-Daniels-Midland Co.                       522,348
                                             7,693   Campbell Soup Co.                                229,021
                                            17,132   ConAgra Foods, Inc.                              347,437

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                          SHARES
INDUSTRY                   HELD    COMMON STOCKS                                   VALUE
--------                  ------   -------------                                -----------
                          11,708   General Mills, Inc.                          $   577,439
                          11,549   HJ Heinz Co.                                     389,432
                           6,748   The Hershey Co.                                  372,827
                           9,589   Kellogg Co.                                      414,437
                           4,500   McCormick & Co., Inc.                            139,140
                          25,917   Sara Lee Corp.                                   489,831
                           8,900   Tyson Foods, Inc. Class A                        152,190
                           6,816   Wm. Wrigley Jr. Co.                              453,196
                                                                                -----------
                                                                                  4,087,298
                                                                                -----------
GAS UTILITIES - 0.0%       1,629   Nicor, Inc.                                       64,036
                           1,085   Peoples Energy Corp.                              38,051
                                                                                -----------
                                                                                    102,087
                                                                                -----------
HEALTH CARE EQUIPMENT &    1,873   Bausch & Lomb, Inc.                              127,177
SUPPLIES - 2.4%           20,558   Baxter International, Inc.                       774,009
                           8,388   Becton Dickinson & Co.                           503,951
                           8,325   Biomet, Inc.                                     304,445
                          21,182   Boston Scientific Corp. (a)                      518,747
                           3,454   CR Bard, Inc.                                    227,688
                           4,700   Fisher Scientific International (a)              290,742
                          10,891   Guidant Corp.                                    705,192
                           5,252   Hospira, Inc. (a)                                224,681
                          41,762   Medtronic, Inc.                                2,404,238
                           1,831   Millipore Corp. (a)                              120,919
                           4,209   PerkinElmer, Inc.                                 99,164
                          11,888   St. Jude Medical, Inc. (a)                       596,778
                          10,696   Stryker Corp.                                    475,223
                           5,636   Thermo Electron Corp. (a)                        169,813
                           4,000   Waters Corp. (a)                                 151,200
                           8,116   Zimmer Holdings, Inc. (a)                        547,343
                                                                                -----------
                                                                                  8,241,310
                                                                                -----------
HEALTH CARE PROVIDERS &   10,186   Aetna, Inc.                                      960,642
SERVICES - 3.6%            7,870   AmerisourceBergen Corp.                          325,818
                          14,237   Cardinal Health, Inc.                            978,794
                          15,050   Caremark Rx, Inc. (a)                            779,440
                           4,463   Cigna Corp.                                      498,517
                           5,550   Coventry Health Care, Inc. (a)                   316,128
                           5,200   Express Scripts, Inc. (a)                        435,760
                          13,175   HCA, Inc.                                        665,337
                           8,000   Health Management Associates, Inc. Class A       175,680
                           5,357   Humana, Inc. (a)                                 291,046
                           7,614   IMS Health, Inc.                                 189,741
                           4,600   Laboratory Corp. of America Holdings (a)         247,710
                           3,049   Manor Care, Inc.                                 121,259
                          10,007   McKesson Corp.                                   516,261
                           9,883   Medco Health Solutions, Inc. (a)                 551,471
                           5,200   Patterson Cos., Inc. (a)                         173,680
                           6,300   Quest Diagnostics, Inc.                          324,324
                          15,512   Tenet Healthcare Corp. (a)                       118,822
                          46,858   UnitedHealth Group, Inc.                       2,911,756
                          22,204   WellPoint, Inc. (a)                            1,771,657
                                                                                -----------
                                                                                 12,353,843
                                                                                -----------
HOTELS, RESTAURANTS &     15,573   Carnival Corp.                                   832,688
LEISURE - 1.7%             5,661   Darden Restaurants, Inc.                         220,100
                           6,655   Harrah's Entertainment, Inc.                     474,435

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                   SHARES
INDUSTRY                            HELD    COMMON STOCKS                                       VALUE
--------                          -------   -------------                                    -----------
                                   12,663   Hilton Hotels Corp.                              $   305,305
                                   11,508   International Game Technology                        354,216
                                    6,483   Marriott International, Inc. Class A                 434,166
                                   43,072   McDonald's Corp.                                   1,452,388
                                   26,244   Starbucks Corp. (a)                                  787,582
                                    6,909   Starwood Hotels & Resorts Worldwide, Inc.            441,209
                                    3,519   Wendy's International, Inc.                          194,460
                                    9,642   Yum! Brands, Inc.                                    452,017
                                                                                             -----------
                                                                                               5,948,566
                                                                                             -----------
HOUSEHOLD DURABLES - 0.8%           2,485   Black & Decker Corp.                                 216,096
                                    4,572   Centex Corp.                                         326,852
                                    9,200   DR Horton, Inc.                                      328,716
                                    4,899   Fortune Brands, Inc.                                 382,220
                                    2,978   KB HOME                                              216,381
                                    6,255   Leggett & Platt, Inc.                                143,615
                                    5,350   Lennar Corp. Class A                                 326,457
                                    2,436   Maytag Corp.                                          45,846
                                    9,185   Newell Rubbermaid, Inc.                              218,419
                                    7,884   Pulte Homes, Inc.                                    310,314
                                    1,841   Snap-On, Inc.                                         69,148
                                    2,541   The Stanley Works                                    122,070
                                    2,134   Whirlpool Corp.                                      178,744
                                                                                             -----------
                                                                                               2,884,878
                                                                                             -----------
HOUSEHOLD PRODUCTS - 2.6%           5,168   Clorox Co.                                           294,008
                                   17,485   Colgate-Palmolive Co.                                959,052
                                   16,321   Kimberly-Clark Corp.                                 973,548
                                  116,284   Procter & Gamble Co.                               6,730,518
                                                                                             -----------
                                                                                               8,957,126
                                                                                             -----------
IT SERVICES - 1.2%                  4,200   Affiliated Computer Services, Inc. Class A (a)       248,556
                                   19,355   Automatic Data Processing, Inc.                      888,201
                                    6,208   Computer Sciences Corp. (a)                          314,373
                                    5,534   Convergys Corp. (a)                                   87,714
                                   16,838   Electronic Data Systems Corp.                        404,786
                                   27,408   First Data Corp.                                   1,178,818
                                    6,455   Fiserv, Inc. (a)                                     279,308
                                   12,360   Paychex, Inc.                                        471,163
                                    4,523   Sabre Holdings Corp. Class A                         109,049
                                   11,169   Unisys Corp. (a)                                      65,115
                                                                                             -----------
                                                                                               4,047,083
                                                                                             -----------
INDEPENDENT POWER PRODUCERS &      21,322   The AES Corp. (a)                                    337,527
ENERGY TRADERS - 0.7%               5,752   Constellation Energy Group, Inc.                     331,315
                                   32,926   Duke Energy Corp.                                    903,819
                                   13,946   Dynegy, Inc. Class A (a)                              67,499
                                   17,116   TXU Corp.                                            859,052
                                                                                             -----------
                                                                                               2,499,212
                                                                                             -----------
INDUSTRIAL CONGLOMERATES - 5.0%    26,546   3M Co.                                             2,057,315
                                  364,265   General Electric Co.(d)                           12,767,488
                                    4,580   Textron, Inc.                                        352,568
                                   70,363   Tyco International Ltd.                            2,030,676
                                                                                             -----------
                                                                                              17,208,047
                                                                                             -----------
INSURANCE - 5.5%                   10,500   ACE Ltd.                                             561,120
                                    3,532   AMBAC Financial Group, Inc.                          272,176
                                   10,375   AON Corp.                                            372,981
                                   16,742   Aflac, Inc.                                          777,164

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                      SHARES
INDUSTRY                               HELD    COMMON STOCKS                                VALUE
--------                              ------   -------------                             -----------
                                      23,345   The Allstate Corp.                        $ 1,262,264
                                      89,207   American International Group, Inc.          6,086,594
                                       6,298   Chubb Corp.                                   615,000
                                       5,766   Cincinnati Financial Corp.                    257,625
                                      12,700   Genworth Financial, Inc. Class A              439,166
                                       9,777   Hartford Financial Services Group, Inc.       839,747
                                       4,566   Jefferson-Pilot Corp.                         259,942
                                       5,731   Lincoln National Corp.                        303,915
                                       5,176   Loews Corp.                                   490,944
                                       4,888   MBIA, Inc.                                    294,062
                                      17,360   Marsh & McLennan Cos., Inc.                   551,354
                                      25,153   Metlife, Inc.                               1,232,497
                                       6,600   The Progressive Corp.                         770,748
                                      17,000   Prudential Financial, Inc.                  1,244,230
                                       5,044   Safeco Corp.                                  284,986
                                      23,037   The St. Paul Travelers Cos., Inc.           1,029,063
                                       3,997   Torchmark Corp.                               222,233
                                       9,689   UnumProvident Corp.                           220,425
                                       5,855   XL Capital Ltd. Class A                       394,510
                                                                                         -----------
                                                                                          18,782,746
                                                                                         -----------
INTERNET & CATALOG RETAIL - 0.6%      10,300   Amazon.com, Inc. (a)                          485,645
                                      40,000   eBay, Inc. (a)                              1,730,000
                                                                                         -----------
                                                                                           2,215,645
                                                                                         -----------
INTERNET SOFTWARE & SERVICES - 0.5%   43,860   Yahoo!, Inc. (a)                            1,718,435
                                                                                         -----------
LEISURE EQUIPMENT & PRODUCTS - 0.2%    3,176   Brunswick Corp.                               129,136
                                      10,811   Eastman Kodak Co.                             252,977
                                      5,745    Hasbro, Inc.                                  115,934
                                      13,680   Mattel, Inc.                                  216,418
                                                                                         -----------
                                                                                             714,465
                                                                                         -----------
MACHINERY - 1.6%                      22,784   Caterpillar, Inc.                           1,316,232
                                       1,395   Cummins, Inc.                                 125,173
                                       8,966   Danaher Corp.                                 500,123
                                       8,788   Deere & Co.                                   598,551
                                       6,734   Dover Corp.                                   272,660
                                       5,078   Eaton Corp.                                   340,683
                                       2,978   ITT Industries, Inc.                          306,198
                                       7,666   Illinois Tool Works, Inc.                     674,531
                                      11,258   Ingersoll-Rand Co. Class A                    454,485
                                           1   Kadant, Inc. (a)                                   18
                                       2,217   Navistar International Corp. (a)               63,451
                                       5,646   PACCAR, Inc.                                  390,873
                                       4,110   Pall Corp.                                    110,395
                                       3,935   Parker Hannifin Corp.                         259,553
                                                                                         -----------
                                                                                           5,412,926
                                                                                         -----------
MEDIA - 3.8%                          18,745   Clear Channel Communications, Inc.            589,530
                                      53,791   Comcast Corp. Class A (a)                   1,396,415
                                      21,711   Comcast Corp. Special Class A (a)             557,756
                                       1,985   Dow Jones & Co., Inc.                          70,448
                                       2,900   EW Scripps Co. Class A                        139,258
                                       9,047   Gannett Co., Inc.                             547,977
                                      13,933   Interpublic Group of Cos., Inc. (a)           134,453
                                       2,535   Knight-Ridder, Inc.                           160,466
                                      12,804   The McGraw-Hill Cos., Inc.                    661,071
                                       1,832   Meredith Corp.                                 95,887

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                      SHARES
INDUSTRY                               HELD    COMMON STOCKS                                     VALUE
--------                             -------   -------------                                  -----------
                                       4,877   New York Times Co. Class A                     $   128,997
                                      86,400   News Corp. Class A                               1,343,520
                                       6,117   Omnicom Group                                      520,740
                                     161,248   Time Warner, Inc.                                2,812,165
                                      10,077   Tribune Co.                                        304,930
                                       8,998   Univision Communications, Inc. Class A (a)         264,451
                                      53,307   Viacom, Inc. Class B (a)                         1,737,808
                                      66,182   Walt Disney Co.                                  1,586,383
                                                                                              -----------
                                                                                               13,052,255
                                                                                              -----------
METALS & MINING - 1.0%                28,824   Alcoa, Inc.                                        852,326
                                       3,061   Allegheny Technologies, Inc.                       110,441
                                       6,808   Freeport-McMoRan Copper & Gold, Inc. Class B       366,270
                                      16,303   Newmont Mining Corp.                               870,580
                                       5,770   Nucor Corp.                                        384,974
                                       3,544   Phelps Dodge Corp.                                 509,875
                                       4,389   United States Steel Corp.                          210,979
                                                                                              -----------
                                                                                                3,305,445
                                                                                              -----------
MULTI-UTILITIES - 1.2%                 6,397   Ameren Corp.                                       327,782
                                       5,854   CMS Energy Corp. (a)                                84,942
                                      10,083   Centerpoint Energy, Inc.                           129,567
                                       8,758   Consolidated Edison, Inc.                          405,758
                                       5,723   DTE Energy Co.                                     247,176
                                      12,161   Dominion Resources, Inc.                           938,829
                                       5,417   KeySpan Corp.                                      193,333
                                       8,911   NiSource, Inc.                                     185,883
                                      12,681   PG&E Corp.                                         470,719
                                       8,014   Public Service Enterprise Group, Inc.              520,670
                                       7,917   Sempra Energy                                      354,998
                                       6,615   TECO Energy, Inc.                                  113,646
                                      13,184   Xcel Energy, Inc.                                  243,377
                                                                                              -----------
                                                                                                4,216,680
                                                                                              -----------
MULTILINE RETAIL - 1.3%                3,745   Big Lots, Inc. (a)                                  44,977
                                       3,026   Dillard's, Inc. Class A                             75,105
                                      10,788   Dollar General Corp.                               205,727
                                       5,627   Family Dollar Stores, Inc.                         139,493
                                       9,503   Federated Department Stores                        630,334
                                       8,535   JC Penney Co., Inc.                                474,546
                                      11,425   Kohl's Corp. (a)                                   555,255
                                       8,168   Nordstrom, Inc.                                    305,483
                                       3,670   Sears Holdings Corp. (a)                           423,995
                                      29,834   Target Corp.                                     1,639,975
                                                                                              -----------
                                                                                                4,494,890
                                                                                              -----------
OFFICE ELECTRONICS - 0.1%             31,423   Xerox Corp. (a)                                    460,347
                                                                                              -----------
OIL, GAS & CONSUMABLE FUELS - 8.6%     3,005   Amerada Hess Corp.                                 381,094
                                       8,568   Anadarko Petroleum Corp.                           811,818
                                      10,866   Apache Corp.                                       744,538
                                      12,936   Burlington Resources, Inc.                       1,115,083
                                      77,407   Chevron Corp.                                    4,394,395
                                      47,752   ConocoPhillips                                   2,778,211
                                      16,102   Devon Energy Corp.                               1,007,019
                                       7,732   EOG Resources, Inc.                                567,297
                                      21,112   El Paso Corp.                                      256,722
                                     214,546   Exxon Mobil Corp. (d)                           12,051,049
                                       4,329   Kerr-McGee Corp.                                   393,333

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                  SHARES
INDUSTRY                           HELD    COMMON STOCKS                                      VALUE
--------                         -------   -------------                                   -----------
                                   4,048   Kinder Morgan, Inc.                             $   372,214
                                  12,540   Marathon Oil Corp.                                  764,564
                                   6,000   Murphy Oil Corp.                                    323,940
                                  13,279   Occidental Petroleum Corp.                        1,060,726
                                   5,056   Sunoco, Inc.                                        396,289
                                  21,400   Valero Energy Corp.                               1,104,240
                                  18,707   Williams Cos., Inc.                                 433,441
                                  12,633   XTO Energy, Inc.                                    555,094
                                                                                           -----------
                                                                                            29,511,067
                                                                                           -----------
PAPER & FOREST PRODUCTS - 0.4%    16,124   International Paper Co.                             541,928
                                   4,087   Louisiana-Pacific Corp.                             112,270
                                   6,642   MeadWestvaco Corp.                                  186,175
                                   8,029   Weyerhaeuser Co.                                    532,644
                                                                                           -----------
                                                                                             1,373,017
                                                                                           -----------
PERSONAL PRODUCTS - 0.2%           2,881   Alberto-Culver Co. Class B                          131,806
                                  15,694   Avon Products, Inc.                                 448,064
                                                                                           -----------
                                                                                               579,870
                                                                                           -----------
PHARMACEUTICALS - 7.3%            53,420   Abbott Laboratories                               2,106,351
                                   4,327   Allergan, Inc.                                      467,143
                                  65,463   Bristol-Myers Squibb Co.                          1,504,340
                                  38,948   Eli Lilly & Co.                                   2,204,067
                                  12,118   Forest Laboratories, Inc. (a)                       492,960
                                 102,253   Johnson & Johnson                                 6,145,405
                                   8,016   King Pharmaceuticals, Inc. (a)                      135,631
                                  76,479   Merck & Co., Inc.                                 2,432,797
                                   8,630   Mylan Laboratories                                  172,255
                                 253,160   Pfizer, Inc.                                      5,903,691
                                  49,411   Schering-Plough Corp.                             1,030,219
                                   3,040   Watson Pharmaceuticals, Inc. (a)                     98,830
                                  46,051   Wyeth                                             2,121,570
                                                                                           -----------
                                                                                            24,815,259
                                                                                           -----------
REAL ESTATE - 0.9%                 3,100   Apartment Investment & Management Co. Class A       117,397
                                   6,400   Archstone-Smith Trust                               268,096
                                  13,480   Equity Office Properties Trust                      408,848
                                   9,400   Equity Residential                                  367,728
                                   6,000   Plum Creek Timber Co., Inc.                         216,300
                                   9,500   Prologis                                            443,840
                                   3,400   Public Storage, Inc.                                230,248
                                   6,800   Simon Property Group, Inc.                          521,084
                                   4,500   Vornado Realty Trust                                375,615
                                                                                           -----------
                                                                                             2,949,156
                                                                                           -----------
ROAD & RAIL - 0.7%                12,466   Burlington Northern Santa Fe Corp.                  882,842
                                   7,054   CSX Corp.                                           358,132
                                  13,086   Norfolk Southern Corp.                              586,645
                                   8,907   Union Pacific Corp.                                 717,103
                                                                                           -----------
                                                                                             2,544,722
                                                                                           -----------
SEMICONDUCTORS & SEMICONDUCTOR    12,972   Advanced Micro Devices, Inc. (a)                    396,943
EQUIPMENT - 3.7%                  12,247   Altera Corp. (a)                                    226,937
                                  12,373   Analog Devices, Inc.                                443,819
                                  57,562   Applied Materials, Inc.                           1,032,662
                                  10,321   Applied Micro Circuits Corp. (a)                     26,525
                                  10,098   Broadcom Corp. Class A (a)                          476,121
                                  13,123   Freescale Semiconductor, Inc. Class B (a)           330,306
                                 208,488   Intel Corp.                                       5,203,860

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                     SHARES
INDUSTRY                              HELD    COMMON STOCKS                                VALUE
--------                            -------   -------------                             -----------
                                      7,400   Kla-Tencor Corp.                          $   365,042
                                     12,696   LSI Logic Corp. (a)                           101,568
                                     10,164   Linear Technology Corp.                       366,615
                                     12,087   Maxim Integrated Products, Inc.               438,033
                                     20,326   Micron Technology, Inc. (a)                   270,539
                                     11,808   National Semiconductor Corp.                  306,772
                                      4,942   Novellus Systems, Inc. (a)                    119,201
                                      6,400   Nvidia Corp. (a)                              233,984
                                      5,933   PMC-Sierra, Inc. (a)                           45,743
                                      6,338   Teradyne, Inc. (a)                             92,345
                                     55,771   Texas Instruments, Inc.                     1,788,576
                                     11,713   Xilinx, Inc.                                  295,285
                                                                                        -----------
                                                                                         12,560,876
                                                                                        -----------
SOFTWARE - 4.0%                      19,660   Adobe Systems, Inc.                           726,634
                                      7,452   Autodesk, Inc.                                320,063
                                      7,301   BMC Software, Inc. (a)                        149,597
                                      5,629   Citrix Systems, Inc. (a)                      162,003
                                     16,846   Computer Associates International, Inc.       474,889
                                     12,818   Compuware Corp. (a)                           114,977
                                     10,100   Electronic Arts, Inc. (a)                     528,331
                                      6,093   Intuit, Inc. (a)                              324,757
                                      2,966   Mercury Interactive Corp. (a)                  82,425
                                    317,986   Microsoft Corp. (d)                         8,315,334
                                     12,482   Novell, Inc. (a)                              110,216
                                    131,485   Oracle Corp. (a)                            1,605,432
                                      8,877   Parametric Technology Corp. (a)                54,150
                                     16,957   Siebel Systems, Inc.                          179,405
                                     35,730   Symantec Corp. (a)                            625,275
                                                                                        -----------
                                                                                         13,773,488
                                                                                        -----------
SPECIALTY RETAIL - 2.5%               7,600   AutoNation, Inc. (a)                          165,148
                                      2,108   AutoZone, Inc. (a)                            193,409
                                      9,848   Bed Bath & Beyond, Inc. (a)                   356,005
                                     14,418   Best Buy Co., Inc.                            626,895
                                      6,365   Circuit City Stores, Inc.                     143,785
                                     21,003   The Gap, Inc.                                 370,493
                                     73,559   Home Depot, Inc.                            2,977,668
                                     13,079   Limited Brands                                292,316
                                     26,311   Lowe's Cos., Inc.                           1,753,891
                                     10,240   Office Depot, Inc. (a)                        321,536
                                      2,479   OfficeMax, Inc.                                62,867
                                      5,483   RadioShack Corp.                              115,307
                                      4,766   The Sherwin-Williams Co.                      216,472
                                     24,492   Staples, Inc.                                 556,213
                                     16,056   TJX Cos., Inc.                                372,981
                                      4,847   Tiffany & Co.                                 185,592
                                                                                        -----------
                                                                                          8,710,578
                                                                                        -----------
TEXTILES, APPAREL & LUXURY           12,600   Coach, Inc. (a)                               420,084
GOODS - 0.5%                          4,000   Jones Apparel Group, Inc.                     122,880
                                      3,608   Liz Claiborne, Inc.                           129,239
                                      7,117   Nike, Inc. Class B                            617,684
                                      1,624   Reebok International Ltd.                      94,565
                                      3,608   VF Corp.                                      199,667
                                                                                        -----------
                                                                                          1,584,119
                                                                                        -----------
THRIFTS & MORTGAGE FINANCE - 1.9%    20,158   Countrywide Financial Corp.                   689,202

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

                                SHARES
INDUSTRY                         HELD      COMMON STOCKS                                            VALUE
--------                        ------     -------------                                        ------------
                                  33,934   Fannie Mae                                           $  1,656,319
                                  23,150   Freddie Mac                                             1,512,852
                                   9,398   Golden West Financial Corp.                               620,268
                                   3,167   MGIC Investment Corp.                                     208,452
                                  12,100   Sovereign Bancorp, Inc.                                   261,602
                                  33,151   Washington Mutual, Inc.                                 1,442,068
                                                                                                ------------
                                                                                                   6,390,763
                                                                                                ------------
TOBACCO - 1.7%                    71,789   Altria Group, Inc. (d)                                  5,364,074
                                   3,400   Reynolds American, Inc.                                   324,122
                                   5,599   UST, Inc.                                                 228,607
                                                                                                ------------
                                                                                                   5,916,803
                                                                                                ------------

TRADING COMPANIES &
DISTRIBUTORS - 0.1%                2,821   WW Grainger, Inc.                                         200,573
                                                                                                ------------
WIRELESS TELECOMMUNICATION        12,787   Alltel Corp.                                              806,860
SERVICES - 0.9%                  100,791   Sprint Nextel Corp.                                     2,354,477
                                                                                                ------------
                                                                                                   3,161,337
                                                                                                ------------

                                           TOTAL COMMON STOCKS (COST - $264,028,973) - 113.5%    388,234,761
                                                                                                ------------
                              BENEFICIAL
                               INTEREST    SHORT-TERM SECURITIES
                             -----------   ---------------------
                             $19,371,834   Merrill Lynch Liquidity Series, LLC
                                           Cash Sweep Series I (b)                                19,371,834
                                 360,750   Merrill Lynch Liquidity Series, LLC
                                           Money Market Series (b)(c)                                360,750
                                                                                                ------------
                                           TOTAL SHORT-TERM SECURITIES
                                           (COST - $19,732,584) - 5.8%                            19,732,584
                                                                                                ------------
                                           TOTAL INVESTMENTS (COST - $283,761,557*) - 119.3%     407,967,345
                                           LIABILITIES IN EXCESS OF OTHER ASSETS - (19.3%)       (66,110,550)
                                                                                                ------------
                                           NET ASSETS - 100.0%                                  $341,856,795
                                                                                                ============

* The cost and unrealized appreciation (depreciation) of investments as of December 31, 2005, as computed for federal income tax purposes, were as follows:

Aggregate cost                  $292,693,568
                                ============
Gross unrealized appreciation   $137,474,939
Gross unrealized depreciation    (22,201,162)
                                ------------
Net unrealized appreciation     $115,273,777
                                ============

(a)  Non-income producing security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                              NET       DIVIDEND/INTEREST
AFFILIATE                                                   ACTIVITY         INCOME
---------                                                 -----------   -----------------
Merrill Lynch & Co., Inc.                                        (700)       $ 23,784
Merrill Lynch Liquidity Series, LLC Cash Sweep Series I   $12,085,850        $457,623
Merrill Lynch Liquidity Series, LLC Money Market Series   $    50,350        $  9,005

(c)  Security was purchased with the cash proceeds from securities loans.

(d) All or a portion of security held as collateral in connection with open financial futures contracts.

(e)  Security, or a portion of security, is on loan.

- For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

FAM VARIABLE SERIES FUNDS, INC. - MERCURY INDEX 500 V.I. FUND
SCHEDULE OF INVESTMENTS AS OF DECEMBER 31, 2005

- Financial futures contracts purchased as of December 31, 2005 were as follows:

NUMBER OF                                     EXPIRATION                  UNREALIZED
CONTRACTS                ISSUE                   DATE       FACE VALUE   DEPRECIATION
---------   -------------------------------   ----------   -----------   ------------
    62      S&P 500 Financial Futures Index   March 2006   $19,681,469    $(232,069)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCONTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of FAM Variable Series Funds, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Mercury Index 500 V.I. Fund (the "Fund"), one of the series constituting FAM Variable Series Funds, Inc. (the "Company"), as of December 31, 2005, and for the year then ended and have issued our report thereon dated February 22, 2006 which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's schedule of investments in securities (the "Schedule") as of December 31, 2005 appearing in
Item 6 of this Form N-CSR. This Schedule is the responsibility of the Company's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2006

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not Applicable

Item 8 -- Portfolio Managers of Closed-End Management Investment Companies -- Not Applicable

Item 9 -- Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -- Not Applicable

Item 10 -- Submission of Matters to a Vote of Security Holders -- Not Applicable

Item 11 -- Controls and Procedures

11(a) -- The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) -- There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -- Exhibits attached hereto

12(a)(1)-- Code of Ethics -- See Item 2

12(a)(2)-- Certifications -- Attached hereto

12(a)(3)-- Not Applicable

12(b) --  Certifications -- Attached hereto

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          FAM Variable Series Funds, Inc.

          By:  /s/ Robert C. Doll, Jr.
               --------------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               FAM Variable Series Funds, Inc.

          Date: February 21, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

          By:  /s/ Robert C. Doll, Jr.
               --------------------------------
               Robert C. Doll, Jr.,
               Chief Executive Officer of
               FAM Variable Series Funds, Inc.

          Date: February 21, 2006

          By:  /s/ Donald C. Burke
               --------------------------------
               Donald C. Burke,
               Chief Financial Officer of
               FAM Variable Series Funds, Inc.

          Date: February 21, 2006